IDEX Mutual Funds

Semi-Annual Report
April 30, 2000


Table of Contents
Fund Managers' Commentary,                   Commentary/    Schedule
Fund Performance, Statistics and             Performance/   of
Schedule of Investments                      Statistics     Investments
     Preface to the Schedule of Investments                      46
     IDEX JCC Growth                              2              48
     IDEX JCC Global                              4              49
     IDEX JCC Balanced                            6              52
     IDEX JCC Capital Appreciation                8              56
     IDEX JCC Flexible Income                     10             58
     IDEX Alger Aggressive Growth                 12             60
     IDEX T. Rowe Price Dividend Growth           14             62
     IDEX T. Rowe Price Small Cap                 16             64
     IDEX Pilgrim Baxter Mid Cap Growth           18             70
     IDEX Pilgrim Baxter Technology               20             72
     IDEX Goldman Sachs Growth                    22             73
     IDEX Transamerica Equity                     24             75
     IDEX Transamerica Small Company              26             76
     IDEX Salomon All Cap                         28             77
     IDEX AEGON Income Plus                       30             80
     IDEX AEGON Tax Exempt                        32             81
     IDEX GE International Equity                 34             82
     IDEX GE U.S. Equity                          36             84
     IDEX Dean Asset Allocation                   38             87
     IDEX LKCM Strategic Total Return             40             88
     IDEX NWQ Value Equity                        42             90
     IDEX C.A.S.E. Growth                         44             91
Financial Statements
     Preface to the Financial Statements                         94
     Statements of Assets and Liabilities                        96
     Statements of Operations                                    102
     Statements of Changes in Net Assets                         108
Financial Highlights                                             116
Notes to Financial Statements                                    130
Results of Shareholder Proxy Voting                              141
To Contact Us                                                    143



Fellow Shareholders,
Expected surprise.
It's easy now to say things had gone a bit too far a bit too fast. Valuations in the technology sector were preposterous. Levels of margin debt were outrageous. Speculation in the IPO market was rampant. Returns from growth stocks were unsustainable. It's easy now to say we had all the pins we needed to pop a speculative bubble.
If only it were that easy.
Fact is, it's hard to see trouble coming in the stock market-both the bubble and the pin tend to become apparent only after the fact. Like conglomerates in the 1960s, biotech in the 1990s, and now high tech in 2000, sharp, short-term reversals in confidence happen abruptly. And they hurt...they hurt even when we know they're coming. And we're left to remind ourselves once again that short-term pain is a price we pay for long-term gain opportunities or potential.
But the big picture outside the market turmoil of March and April has not changed-a strong economy, low inflation, healthy corporate earnings, and improvements in productivity provide a solid backdrop for the financial markets. More than that, peace blankets most of the world, a growing global population is bolstering demand, and increased retirement savings is pumping cash into the stock markets. All of these press forward even as the world undergoes a powerful shift in the way it does business.
Indeed, the microchip has ushered in a new age-an era magnificently symbolized by the Internet-that's rewriting the rules for economies and markets around the globe. Here at home, the fifteen largest technology companies in the market are already worth more than the entire market a decade ago. That the market keeps struggling to set fair prices for these "new economy" stocks should surprise no one. From where we sit, it is different this time.
For IDEX Mutual Funds' managers, this huge shift in economic reality has been both challenging and exciting. We urge you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market can only make it easier for you to stick to your own investment strategy. We encourage you, too, to sit down with your financial advisor and revisit your plans for diversification and asset allocation. Discipline comes hard in periods of extreme, but it's the exercise that separates investors from speculators.
As we've said before in this space, your personal investment success requires not only a solid plan on your part but well-managed products on ours. To that end, we added this period four impressive new options to the IDEX line-up: IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Equity, and IDEX Transamerica Small Company. And there's more to come. This June, we introduced two of the most intriguing investment strategies in the industry today: IDEX Great Companies-America and IDEX Great Companies-Technology. All together, the level of investment talent represented in the IDEX family of funds has never been more imposing.
From here, while there's no way to predict with any assurance how the market will act on any given day, we're of a mind to think that stocks are poised to resume their upward track. Though your task of financial planning may never have been more formidable, your potential for reward may never have been more remarkable. We appreciate the opportunity to help you achieve it.

Sincerely yours,

/s/ John R. Kenney

June 20, 2000




IDEX JCC Growth

Objective/Focus
Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

Market Environment
Despite three rate hikes in six months, the U.S. economy powered ahead, taking little notice of the Federal Reserve's efforts to moderate growth and dampen demand. While the Fed tried vigilantly to head off inflation, the first noticeable sign of price increases emerged in April with the release of March's higher-than-expected consumer price index. After an impressive rally that began late in 1999 and continued through mid-March, heightened inflation fears and profit-taking caused the financial markets to fall back a bit at period end.
Performance
For the six-month period ended April 30, 2000, IDEX JCC Growth substantially outperformed its benchmark, the S&P 500 Index. Please refer to the performance table for additional information.
Strategy Review
The fund successfully navigated much of the market's volatility by focusing on companies with dominant franchises, superior management teams, and solid earnings growth. One of those market leaders is NTT Mobile Communications, Japan's dominant mobile phone operator. The company has seen its share price climb dramatically on the success of I-Mode, a service that enables subscribers to tap into the Internet via their cellular phones.
Another standout performer was Enron Corp., the nation's leading market-maker for the buying and selling of natural gas and electricity. It's the company's focus on building a global broadband network, however, that we are most enthusiastic about. The network operates as a platform for carrying data-intensive information from one point to another at very high speeds. Our rigorous research has led us to conclude that the potential for these services is enormous, and, as a result, we believe the value of Enron's broadband assets could ultimately exceed that of its market-making operations in natural gas and electricity. As a result, we are extremely confident about the company's growth prospects.
There were a few disappointments this period, including Royal Caribbean Cruises and AMFM. Our initial optimism about Royal Caribbean began to erode when we discovered that bookings were not as strong as originally projected. Additionally, rising fuel costs, lower prices, and a drop in rival Carnival Cruise's fares weighed heavy on the stock price. As a result, we sold the holding at a loss. AMFM, the largest radio station owner in the U.S., soon to be acquired by Clear Channel Communications, suffered on the belief that rising interest rates could ultimately affect AMFM's bottom line by reducing advertising spending. But demand for advertising time and revenue growth at AMFM-owned stations has never been better. Therefore, we view AMFM as a buying opportunity and have added to our position in the company.
Outlook
From here, we expect the recent market volatility to be the rule rather than the exception. That being the case, our long-term investment strategy is to closely align the fund with the leaders of a number of forward-thinking industries, thereby enabling us to weather the ups and downs of the market successfully.


Five Largest Holdings (% of Net Assets)
Nokia Corp. OY ADR                 11.5%
Cisco Systems, Inc.                7.0%
General Electric Company           5.4%
America Online, Inc.               4.7%
Time Warner, Inc.                  4.1%

Top Five Industries (% of Net Assets)
Communications                     18.1%
Technology - Diversified           17.3%
Software                           13.5%
Broadcasting                       9.4%
Semiconductors                     7.8%


/s/ Edward Keely
Edward Keely
Fund Manager
Janus Capital Corporation

Class A $78,040
S&P 500 (1) $43,907


This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/00

             6  months  1 year    5 year    10 year From Inception Inception
Date
Class A (NAV)  23.72%    37.52%    36.99%    23.51%    21.68%    5/8/86
Class A (POP)  16.92%    29.96%    35.45%    22.81%    21.19%    5/8/86
S&P 500      1 7.19%     10.13%    25.26%    18.78%    16.98%    5/8/86
Class B (NAV)  23.40%    36.85%         -         -    33.33%    10/1/95
Class B (POP)  18.40%    31.85%         -         -    33.25%    10/1/95
Class C (NAV)2 23.40%         -         -         -    23.40%    11/1/99
Class M (NAV)  23.45%    36.96%    36.67%         -    26.69%    10/1/93
Class M (POP)  21.22%    34.59%    36.39%         -    26.49%    10/1/93
Class T (NAV)  23.89%    37.88%    37.31%    24.04%    21.98%    6/4/85
Class T (POP)  13.36%    26.16%    34.90%    22.95%    21.25%    6/4/85

Notes
1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors.
This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999

Consumer Cyclical        18.9                19.6
Consumer Non Cyclical                        3.5
Energy                   2.9                 2.1
Financial                1.8                 2.8
Industrial               5.4                 5.5
Technology               64.6                54.7
Short-term               6.9                 12.0

Comparative Index
A comparative index is a general broad-based index, representative of the objective of the fund, approved by the fund's Investment Adviser.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX JCC Global

Objective/Focus
Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

Market Environment
The environment for global equities proved increasingly difficult across the period. In the U.S., growing inflation concerns prompted the Federal Reserve to raise short-term interest rates three times. The European Central Bank, meanwhile, attempted to contain inflation via a series of interest rate hikes. Although Asian and Latin American markets fared better, Japanese markets were plagued by a growing budget deficit and lackluster economy. Against this backdrop, what was a volatile market intensified dramatically. For much of the period, demand for select telecommunications and technology-driven stocks pushed equity indexes to all-time highs. In March, however, a broad sell-off took hold, and markets experienced sharp swings on a daily basis.

Performance

The fund delivered impressive returns for the six-month period ended April 30, 2000, outperforming its benchmark, the MSCI World Index. Please refer to the performance table for additional information.
Strategy Review
Regardless of market conditions, we continued to pursue opportunities that can transcend short-term fluctuations. In wireless communications, for example, Japan's NTT Mobile Communications remained one of our favorites. Rapid subscriber growth drove the company's gains, which were heightened by the success of its new I-Mode wireless data service. Despite recent service disruptions caused by an overtaxed infrastructure, we continue to view the company favorably.
The boom in wireless data services created opportunities in Canada's JDS Uniphase and Nortel Networks. Both leaders in photonics technology, these companies are employing dense wave division multiplexing to increase the carrying capacity of existing fiber-optic lines. Furthermore, as the demand for bandwidth increases exponentially, the need for secure transactions rises in tandem. Our position in Israel's Check Point Software Technologies, a dominant force in e-security solutions and firewall software, benefited from these developments.
Another strong performer was U.S. media conglomerate Time Warner, which advanced on news of its anticipated merger with top Internet services provider America Online (AOL). While the announcement saw AOL decline modestly, we believe the union will create the model media company, combining Time Warner's vast content library with AOL's sizable subscriber base.
Although we were pleased with the fund's performance, a few holdings fell short. Consumer electronics giant Sony retreated following reports of technical glitches in its new PlayStation2 video-game console. Sony's dominance in the game console business, however, remains a competitive advantage. Consequently, we have maintained our position. Another stock that faltered was Comcast, the U.S.-based cable operator. Investors have yet to see whether new value-added services, such as high-speed Internet access and video-on-demand, will drive future earnings and cash flow growth. We believe they will, and, as a result, continue to hold this fundamentally sound company.

Outlook

While we remain generally optimistic regarding the future of the global economy, lingering economic uncertainty, particularly in Europe, will likely lead to further volatility in the near term. The same goes for the U.S., currently under the threat of additional interest rate hikes. Given this bumpy road, we will remain focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

Five Largest Holdings     (% of Net Assets)
NTT Mobile Communications          4.2%
Cisco Systems, Inc.                3.7%
China Telecom, Ltd. ADR            3.4%
Vodafone AirTouch PLC              3.4%
Nokia Corp. OY                     3.4%

Top Five Countries       (% of Net Assets)
United States                      37.9%
Japan                              11.4%
United Kingdom                     9.1%
Finland                            6.2%
Sweden                             4.9%


/s/Helen Young Hayes
Helen Young Hayes

/s/Laurence Change
Laurence Chang
Co-Fund Managers
Janus Capital Corporation


Class A $57,068
MSCIW (1) $32,489

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
                  6 months  1 year   5 year   From Inception Inception Date
Class A (NAV)       37.05%    56.06%    30.62%    26.79%    10/1/92
Class A (POP)       29.51%    47.48%    29.15%    25.84%    10/1/92
MSCIW 1             7.64%     12.63%    17.55%    16.39%    10/1/92
Class B (NAV)       36.83%    55.43%    -         29.22%    10/1/95
Class B (POP)       31.83%    50.43%    -         29.12%    10/1/95
Class C (NAV)2      36.83%    -         -         36.83%    11/1/99
Class M (NAV)       36.86%    55.53%    30.39%    25.34%    10/1/93
Class M (POP)       34.49%    52.97%    30.13%    25.15%    10/1/93

Notes
1 The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Global investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.


Investments by Region as a Percentage of Net Assets

                         4/30/2000           10/31/1999

Asia/Pacific Rim         17.4                17.3
Australia                0.2
Europe                   33.2                36.1
Latin America            4.7                 2.6
Middle East              1.5
North America            29.3                34.5
Short-term               12.0                9.4

Region
A  region  represents  countries within a given geographic  area.   Regional
analysis is provided for global and international investors to illustrate the regions in which the fund is invested.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX JCC Balanced

Credit Quality of Bonds
(% of Net Assets)
AAA       14.1%
AA        5.2%
A         4.4%
BBB       4.2%
BB        0.9%
B         3.9%
All C's   0.6%
NA        4.5%
Not Rated 0.2%

Objective/Focus
Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

Market Environment
Given the extreme volatility that rocked the financial markets this period, it was a challenge to weather their ups and downs. As is often the case, the volatility was triggered by fears of higher interest rates. These fears, in turn, prompted a sell-off in many stocks. In the bond markets, investors flocked to Treasury securities after the U.S. Treasury Department launched a $30 billion debt buyback plan, only to abandon them later in favor of higher yielding corporate and agency debt.
Performance
For   the   six-month  period  ended  April  30,  2000,  the  fund  slightly outperformed its benchmark, the S&P 500 Index. Please refer to the performance table for additional information.
Strategy Review
Amidst all the uncertainty, we slightly increased our cash position to take advantage of several compelling opportunities. Furthermore, because the Treasury buyback created an atypical environment for bonds, we repositioned the fixed-income component of the fund to reflect a more even mix of Treasuries and corporate debt securities.
Although the market downturn inflicted heavy damage on technology stocks, Texas Instruments and EMC Corp. were among our top performers. Texas
Instruments continued to solidify its position as the leading maker of digital signal processors, or DSPs, which power wireless phones. Moreover, the company unveiled two new DSPs that will supply the speed and power needed for personal wireless multimedia Internet devices. EMC is the preeminent maker of memory storage and retrieval systems for large mainframe computers. The company recently introduced a host of new products to attack the midsize market and support network-attached storage, which allows users to access data more quickly and efficiently. As EMC and Texas Instruments continue to pioneer new leading-edge technology, we remain extremely optimistic about their prospects.
Enron Corp. was another standout. The world's largest energy trader, Enron is well positioned to leverage the ongoing deregulation of power markets in the U.S. and overseas. On top of that, the company is building a global broadband network using its existing interstate gas pipeline as a platform for carrying data from one point to another at very high speeds. We think the potential for the company's services is enormous. As a result, we expect Enron to reward us with exceptional results well into the future.
While we were pleased with the fund's overall performance, working against us was cable operator Comcast Corp. Despite company fundamentals that have never been better, Comcast declined when a pullback in advertising spending by the so-called "dot-com" companies, while amounting to a small percentage of revenues, disproportionately affected results. Additionally, radio company Infinity Broadcasting Corp. fell on investor perceptions that the radio industry could not sustain its rapid rate of growth. Nevertheless, we believe these downturns are temporary and therefore elected to hold both positions.
Outlook
We expect the recent market volatility to persist as long as the economy shows few signs of slowing. That being the case, we will rely on our proven stock-picking approach to uncover companies led by outstanding management teams committed to growing their top lines and improving returns on capital.

Five Largest Holdings              (% of Net Assets)
U.S. Treasury Notes 11-15-2004          5.2%
U.S. Treasury Notes 8-15-2009           4.3%
General Electric Company                3.2%
U.S. Treasury Notes 11-30-2001          3.1%
Houston Industries, Inc.                2.9%

Top Five Industries                (% of Net Assets)
U.S. Government Securities              12.5%
Communications                          10.9%
Broadcasting                            9.8%
Financial - Diversified                 8.8%
Computers                               6.0%


/s/Karen L. Reidy
Karen L. Reidy
Fund Manager
Janus Capital Corporation


Class A $27,042
S&P 500 (1) $31,625
LBGCB (1)  $14,740

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.




Average Annual Total Returns for the Period Ended 4/30/00

                6  months      1 year    5 year   From Inception   Inception
Date
Class A (NAV)       9.54%     12.13%    22.31%    21.42%    12/2/94
Class A (POP)       3.52%     5.97%     20.93%    20.16%    12/2/94
S&P 500 1           7.19%     10.13%    25.26%    26.25%    12/2/94
LBGCB 1             1.49%     0.93%     6.73%     9.46%     12/2/94
Composite Index 2   4.36%     4.87%     15.26%    18.47%    12/2/94
Class B (NAV)       9.25%     11.49%    -         21.19%    10/1/95
Class B (POP)       4.25%     6.49%     -         21.09%    10/1/95
Class C (NAV) 3     9.25%     -         -         9.25%     11/1/99
Class M (NAV)       9.30%     11.58%    21.67%    20.79%    12/2/94
Class M (POP)       7.20%     9.47%     21.43%    20.57%    12/2/94

Notes
1 The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Government/Corporate Bond (LBGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 The Composite Index reflects an equal blend of the two benchmark indices, the LBGCB and the S&P 500.
3 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999

Basic Materials          3.0
Consumer Cyclical        16.2                30.1
Consumer Non Cyclical    2.1                 2.8
Energy                   1.1                 1.8
Financial                11.4                13.7
Industrial               4.8                 3.8
Technology               28.2                25.1
Utilites                 4.5                 6.8
Long-term U.S. Gov't     15.9                11.8
Short-term               12.9                1.9

Balanced Investing
The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX JCC Capital Appreciation
Objective/Focus
Long-term growth of capital by normally investing at least
50% of assets in medium-sized companies.

Market Environment
I've often argued that the fund performs best when growth is scarce. That notion was certainly the case in the waning months of 1999 as investors continued to reward a select core of the market's fastest-growing companies. By the end of the period, however, volatility returned as markets grappled with the uncertain interest rate environment and profit taking in several high-profile segments. While finding companies that meet our stringent criteria has always been challenging, the market's recent volatility has made our task even more difficult.
Performance
Though impressive, the fund's return for the six-month period ended April 30, 2000, slightly underperformed its benchmark, the S&P MidCap 400 Index. Please refer to the performance table for additional information.
Strategy Review
Our rigorous, stock-by-stock approach continued to identify individual investments capable of performing well regardless of the market's overall tone. One example was Network Solutions, which gained despite a difficult environment for Internet companies. The company, which plays a vital role in the infrastructure of the Internet by acting as the wholesaler for all Internet addresses ending in -.com, -.net and -.org, was purchased by
Internet security leader and fellow portfolio holding, VeriSign, at a substantial premium. We were encouraged by the deal, but not surprised. Network Solutions could be described as one of the Internet sector's value companies and, unlike many of its Web-related peers, has been earnings- and cash flow-positive for quite awhile. It was only a matter of time before a suitor swept up the company on favorable terms.
We have also sought to take advantage of outstanding growth in the wireless business. While the extremely high market capitalizations awarded to a number of companies prevents us from participating directly in many of the industry's most prominent growth stories, we have found other ways to take part in burgeoning growth in the cellular business. Our positions in cellular tower operators American Tower and Crown Castle are two excellent examples. Both companies reported outstanding revenue and operating earnings growth during the period, and investors responded by bidding the shares higher.
Unfortunately, not all positions aided performance. Lamar Advertising slipped lower on concerns that the Federal Reserve's efforts to cool the economy would curtail consumer spending and therefore reduce advertising expenditures across the industry. Questions surrounding the sustainability of recent increases in "dot-com" ad spending also pressured the company's stock. We were disappointed by the decline, but believe Lamar's dominant position in the outdoor advertising market will allow it to rebound.
Outlook
We think the market's recent volatility may indeed continue. The key to surviving such periods of uncertainty is staying focused on the fundamentals-finding  ways  to sort out the  rubber  balls  from  the  eggs.
Ultimately, investors will be attracted to companies with rapid and sustainable earnings growth and superior profitability regardless of an occasional and sometimes violent rotation between the stocks of the "old" and "new" economies. Meanwhile, we will continue to hit the road and meet our companies face-to-face, always leveraging the in-depth research that has allowed us to invest with confidence for so many years.

Five Largest Holdings                   (% of Net Assets)
Paychex, Inc.                                4.0%
AMFM, Inc.                                   3.6%
Metromedia Fiber Network, Inc. Class A       3.5%
McLeodUSA, Inc. Class A                      3.2%
Sepracor, Inc.                               2.9%

Top Five Industries                     (% of Net Assets)
Communications                               25.4%
Semiconductors                               11.0%
Broadcasting                                 9.3%
Software                                     8.9%
Biotechnology                                7.3%


/s/James P. Goff
James P. Goff
Fund Manager
Janus Capital Corporation


Class A $43,550
S&P 500 (1) $31,625

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00

                   6  months    1 year     5 year From Inception   Inception
Date
Class A (NAV)       20.39%    53.86%    33.11%    32.59%    12/2/94
Class A (POP)       13.77%    45.40%    31.62%    31.21%    12/2/94
S&P 500 1           7.19%     10.13%    25.26%    26.25%    12/2/94
S&P 400 1           21.26%    23.46%    22.65%    23.13%    12/2/94
Class B (NAV)       20.16%    53.31%    -         30.06%    10/1/95
Class B (POP)       15.16%    48.31%    -         29.97%    10/1/95
Class C (NAV) 2     20.16%    -         -         20.16%    11/1/99
Class M (NAV)       20.19%    53.40%    32.63%    32.10%    12/2/94
Class M (POP)       17.99%    50.86%    32.36%    31.85%    12/2/94

Notes
1 The Standard & Poor's (S&P 500) Index and Standard & Poor's MidCap 400 (S&P 400) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999

Consumer Cyclical        18.5                20.5
Consumer Non Cyclical    10.9                10.8
Energy                   0.1
Financial                0.3                 1.0
Industrial               1.8
Technology               64.0                58.7
Utilities                3.2                 5.1
Short-term               1.8                 5.1

Cyclical vs.
Non-Cyclical
Cyclical products are sensitive to business cycles and price changes,  while
non-cyclical   products  are  generally  purchased  at  regular   intervals,
regardless of economic conditions.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX JCC Flexible Income
Credit Quality of Bonds
(% of Net Assets)
AAA       11.7%
AA        6.2%
A         9.5%
BBB       22.4%
BB        11.7%
B         17.8%
All C's   1.3%
NA        -
Not Rated 3.0%

Objective/Focus
Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

Market Environment
In one of the more difficult periods for the bond market in recent history, the fund's performance was clearly not up to expectations. Much of this had to do with a confluence of events surrounding the broader economy. First off, the U.S. continued to register robust economic growth. Fearing renewed inflationary pressures, the Federal Reserve raised short-term interest rates three times, which severely hindered bond prices. Another significant event was the Treasury Department's announced buyback in January of longer-term government debt. This created an acute imbalance between supply and demand for Treasury securities, particularly on the long end of the maturity spectrum. Consequently, yields on 10-year and 30-year Treasury bonds declined sharply, causing the yield spread between corporate bonds and Treasuries to widen. Corporate bonds suffered as a result. In turn, the high-yield market fared no better, falling victim to increasing volatility in the equity markets.
Performance
For   the   six-month  period  ended  April  30,  2000,  the  fund  modestly underperformed its benchmark, the Lehman Brothers Government/Corporate Bond Index. Please refer to the performance table for additional information. Strategy Review
Despite an uncertain market, Venetian Casino, a high-yield credit previously cited as a disappointment, delivered positive results. Venetian had declined initially on reports of less-than-impressive traffic. However, this ran counter to our own research, based on actually counting and videotaping traffic flow, which revealed business was in fact booming. The market later opened up, resulting in a substantial gain for our holdings.
One position that withstood the turmoil in technology stocks and finished higher for the period was Concentric Network. This provider of Internet-based network services moved ahead when it agreed to be acquired by NEXTLINK
Communications,   a   supplier  of  fiber-optic   and   broadband   wireless
communications services to businesses. Worldwide Fiber, on the  other  hand,
faded   with   the  general  pullback  in  high-yield  bonds.   We   remain,
nevertheless, extremely excited about the opportunities that lie ahead. Recent meetings with management brought to light the company's plans to complete an extensive 40,000-mile fiber-optic network as early as 2001. We see a tremendous amount of potential in the company's business model and are particularly encouraged by the strong interest in its pending IPO.
On the downside, a notable disappointment was Conseco, a diversified insurance and consumer finance company. Despite the upgrading of its debt from below-investment grade to investment grade, an eroding capital base forced the company to write down the value of its asset portfolio and sell its recently acquired Conseco Finance business. These weaknesses proved too much to overcome, and we sold the position at a loss.
Outlook
Looking ahead, the Treasury Department's buyback program has created a division of 10- and 30-year Treasuries on one end of the spectrum and everything else on the other. While this has caused a great deal of turmoil, the widening spreads enjoyed by corporate bonds should make select issues in the corporate and high-yield markets extremely attractive. By leveraging our rigorous, individual-issue approach, we hope to profit by being there first.

Five Largest Holdings                        (% of Net Assets)
U.S. Treasury Notes 2-15-2010                     7.2%
Global Crossing, Ltd. 144A 11-15-2009             3.1%
Proctor & Gamble Company 9-15-2009                3.1%
Wal-Mart Stores, Inc. 8-10-2009                   3.1%
Qwest Communications International,
 Inc. 11-1-2008                                   2.9%

Top Five Industries                          (% of Net Assets)
Communications                                    19.9%
U.S. Government Securities                        9.5%
Food Retailers                                    7.0%
Financial - Diversified                           5.5%
Broadcasting                                      4.9%


/s/Ronald V. Speaker
Ronald V. Speaker
Fund Manager
Janus Capital Corporation

Class A $22,921
LBGCB (1) $21,812

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/00
              6  months   1 year    5 year  10 year From Inception Inception
Date
Class A (NAV)    1.13%   0.26%     7.55%     9.18%     7.67%     6/29/87
Class A (POP)   (3.67)%  (4.51)%   6.51%     8.65%     7.26%     6/29/87
LBGCB 1          1.49%   0.93%     6.73%     8.11%     8.04%     6/29/87
Class B (NAV)    0.85%   (0.38)%   -         -         5.94%     10/1/95
Class B (POP)   (4.15)%  (5.36)%   -         -         5.76%     10/1/95
Class C (NAV) 2  0.85%   -         -         -         0.85%     11/1/99
Class M (NAV)    0.89%   (0.29)%   6.97%     -         5.46%     10/1/93
Class M (POP)   (1.11)%  (2.27)%   6.75%     -         5.30%     10/1/93

Notes
1 The Lehman Brothers Government/Corporate Bond (LBGCB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999

Consumer Cyclical        16.2                25.5
Consumer Non Cyclical    15.6                15.6
Energy                   0.7                 0.9
Financial                11.3                14.7
Industrial               2.7                 3.3
Technology               28.3                20.9
Utilities                1.8                 3.1
Long-term U.S. Gov't     9.5                 7.1
Short-term               10.4                7.0

Credit Ratings
A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Alger Aggressive Growth
Objective/Focus
Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.
Market Environment
Following an enormously strong finish in 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. Stocks, however, struggled during the month as profit taking and interest rate fears weighed on most equity indexes. Against a background of higher commodity prices and unrelenting economic expansion, the Federal Reserve raised both the Fed Funds rate and the discount rate one quarter of a percent on February 2nd.
As the market continued to flounder, technology and growth stocks regained the momentum they had previously lost. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market. A reversal of fortunes was clearly the trend in March, when money flowed out of technology stocks and into so-called "old economy stocks," including financials, pharmaceuticals and retailers. Many of the trading days during March saw the Dow moving strongly in one direction and the NASDAQ moving decisively in the other, with each index taking turns in the lead. As the first quarter neared its close, the market continued to struggle with the conflict between the new economy and the old economy. The Fed bumped interest rates by another quarter point on March 21st, adding to interest rate fears.
Alarmingly, on April 4th, the NASDAQ fell in excess of 500 points to an intra-day low of 3,649. Despite several recovery attempts, the NASDAQ continued to plummet throughout the first part of April, bottoming on the 17th to a low of 3,227-a drop of more than 37% from high to low, which certainly qualifies as a full-fledged bear market. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indexes fluctuating wildly amidst an overall minor recovery.
Performance
In this extremely volatile setting, the fund significantly outperformed its benchmark, the S&P 500, for the six months ended April 30, 2000. Please refer to the performance table for additional information.
Strategy Review
At period's end, the fund held 67 stocks and had a cash position of around 12%. Semiconductors, communication equipment, and computer services/software represented the top three industries. The fund continues to be heavily weighted in large technology stocks, including top holdings eBay, Inc., Texas Instruments, Inc., and Applied Materials, Inc.
Outlook
What does the recent volatility mean? The answer is, not all that much. It represents a dramatic, though perhaps obvious, wave of profit taking in stocks that have done very well for a very long time. After all, the NASDAQ is still up more than 50% versus one year ago. All together, things are working out pretty much as we thought they would. Admittedly, the decline in the NASDAQ was much more severe than we anticipated, and our tech stocks (and hence our performance) suffered sharp declines. Nevertheless, we continue to be very optimistic about the future of all the markets as we look into the second half. An unintentional silver lining may be that the very fragility of the market may well restrain the hand of the Fed. Finally, we have used this opportunity to review all of our holdings and for the moment, we are happy with what we have in the fund's portfolio.

Five Largest Holdings         (% of Net Assets)
eBay, Inc.                         3.7%
Texas Instruments, Inc.            3.3%
Applied Materials, Inc.            3.1%
Cisco Systems, Inc.                3.0%
LSI Logic Corp.                    3.0%

Top Five Industries           (% of Net Assets)
Semiconductors                     22.2%
Software                           12.9%
Computers                          10.7%
Communications                     10.7%
Retailers - Specialty              5.2%

/s/David D. Alger
David D. Alger
Fund Manager
Fred Alger Management, Inc.


Class A $49,547
S&P 500 (1) $31,625

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
                   6  months   1 year    5 year   From Inception   Inception
          Date
Class A (NAV)       25.71%    39.33%    32.76%    35.79%    12/2/94
Class A (POP)       18.80%    31.66%    31.26%    34.38%    12/2/94
S&P 500 1           7.19%     10.13%    25.26%    26.25%    12/2/94
Class B (NAV)       25.48%    38.74%    -         25.05%    10/1/95
Class B (POP)       20.48%    33.74%    -         24.96%    10/1/95
Class C (NAV) 2     25.48%    -         -         25.48%    11/1/99
Class M (NAV)       25.52%    38.83%    32.39%    35.41%    12/2/94
Class M (POP)       23.26%    36.44%    32.13%    35.16%    12/2/94

Notes
1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Consumer Cyclical        12.5                19.1
Consumer Non Cyclical    0.6                 0.4
Energy                   3.1                 3.1
Financial                3.4                 5.9
Independent                                  1.7
Industrial               1.2                 2.3
Technology               64.2                59.4
Utilities                2.5                 4.9
Short-term               12.7                3.5

Average Annual
Total Return
A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX T. Rowe Price Dividend Growth
Objective/Focus
Increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend-paying common stocks, foreign securities and futures.

Market Environment
The economy maintained its vigorous growth over the past six months, prompting the Federal Reserve to continue to raise short-term interest rates. For much of the period, growth stocks-especially a narrow group of high-flying technology stocks-soared, while value stocks continued their sluggish performance. Fortunes reversed in mid-March in the wake of a federal judge's ruling that Microsoft had violated antitrust laws. Nervous investors quickly moved into forgotten "old economy" stocks, lifting the S&P 500 Stock Index 9.78% for the month. S&P stocks slipped again in April, however, as interest-rate and valuation fears affected the entire market. Investors' rotation from new to old economy stocks aided the fund, but couldn't overcome losses sustained earlier in the period.
Performance
The market's sudden about-face in March contributed to stronger returns. The fund posted a slight gain during the month of April while the S&P 500 lost about 3%. Although the change was welcome, the fund had a modest decline for the six-month period, underperforming its index. Please refer to the performance table for additional information.
Strategy Review
Investors' lengthy pursuit of a narrow group of tech stocks led to weakness in sectors we typically favor. The strong performance of Waddell & Reed Financial, a money management and financial services firm, and one of our largest holdings, helped our returns. The drug sector rebounded, with gains provided by American Home Products, Warner-Lambert, and Pharmacia & Upjohn, which acquired Monsanto and changed its name to Pharmacia Corp. Computer products and services giant Hewlett-Packard was also a strong performer. Disappointments included ALLTEL, Johnson & Johnson, and Galileo International. Poor performance was not necessarily company-specific: The market's focus on technology stocks and disregard of dividend-paying companies with solid earnings continued to hurt the fund's total return.
We lightened our exposure to REITs during the first quarter of 2000, eliminating our holding of underperformer Crescent Real Estate. The market's neglect of fundamentals had its good side, though, as attractive valuations in the kind of dividend-paying stocks we prefer allowed us to put cash to work to become more fully invested. We continued to add some growth to the fund, including Lowe's, a home-products retailer; United Technologies, owner of Pratt & Whitney, Sikorsky Aircraft, Carrier, and Otis Elevator; and Tyco International, a diversified manufacturing and service company whose businesses include electronic components, fire protection systems, and electronic security services. The fund remained underweighted in technology, although we increased exposure to this sector as opportunities arose. Outlook
Our outlook is positive for the months ahead. The fund owns many attractively priced securities, and we continue to believe that owning stocks of companies with strong earnings and dividend growth will provide attractive returns for shareholders. Investors' single-minded focus on hot technology stocks-many of which post no earnings and pay no dividends-appeared to weaken in the spring. A further rebound in the financial sector, combined with moderation in technology gains, would benefit relative performance. Lower tech-sector valuations could also provide opportunities to add more growth to the fund while still following our fundamental strategy.

Five Largest Holdings               (% of Net Assets)
Citigroup, Inc.                         2.4%
Waddell & Reed Financial,
  Inc. Class B                          2.3%
Warner-Lambert Company                  2.2%
Exxon Mobil Corp.                       2.1%
Hewlett-Packard Company                 2.0%

Top Five Industries                (% of Net Assets)
Financial - Diversified                 8.0%
Real Estate                             7.9%
Oil Companies - Major                   7.0%
Pharmaceuticals                         6.7%
Industrial - Diversified                5.0%


/s/Thomas J. Huber
Thomas J. Huber
Fund Manager*
T. Rowe Price Associates, Inc.

* Through March 29, 2000, the fund was managed by William J. Stromberg.


Class A $9,487
S&P 500 (1) $11,291

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
               6 months     1 year    From Inception   Inception Date
Class A (NAV)    (2.19)%      (6.56)%   0.13%          3/1/99
Class A (POP)    (7.57)%      (11.70)%  (4.60)%        3/1/99
S&P 500 1        7.19%        10.13%    16.05%         3/1/99
Class B (NAV)    (2.48)%      (7.13)%   (0.48)%        3/1/99
Class B (POP)    (7.35)%      (11.78)%  (3.90)%        3/1/99
Class C (NAV) 2  (2.48)%      -         (2.48)%        11/1/99
Class M (NAV)    (2.43)%      (7.04)%   (0.39)%        3/1/99
Class M (POP)    (4.38)%      (8.89)%   (2.44)%        3/1/99

Notes
1 The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          2.2                 3.0
Consumer Cyclical        9.9                 10.5
Consumer Non Cyclical    19.3                19.8
Energy                   7.9                 7.1
Financial                25.1                26.0
Independent              0.7                 2.2
Industrial               7.7                 5.6
Technology               16.2                7.5
Utilities                4.9                 5.5
Short-term               5.6                 12.1

Yield
The annual
percentage rate of return attributed to dividends or interest earned on an investment.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX T. Rowe Price Small Cap
Objective/Focus
Long-term growth of capital by investing in common stocks of small-cap growth companies and stock index futures.

Market Environment
Small-cap stocks outperformed large-caps during a volatile first four months of 2000, continuing a trend that began in late 1999. The Russell 2000 Index posted an 18.71% return for the six months ended April 30, 2000, while the S&P 500 was up just 7.19%. For much of the period, investor sentiment remained focused on "new economy" stocks, with technology, telecom, and biotechnology leading performance. In mid-March, however, investors shifted attention to "old economy" stocks in the wake of a federal judge's ruling that Microsoft had violated antitrust laws. Although the new investor focus caused some weakness amid much volatility, small-cap growth stocks dramatically outperformed value stocks over the past year. The Lipper Small-Cap Growth Index jumped 65.67% for the 12 months ended April 30, 2000, versus a 7.35% rise for the Lipper Small-Cap Value Index. Through February, speculative stocks dominated performance, but in March and April this group underperformed, helping the fund's relative performance.
Performance
For the period, the fund's return handily topped that of its benchmark index, the Russell 2000. Please refer to the performance table for additional information. Heavy exposure to the robust technology sector, which accounted for almost 50% of assets at the end of April, helped us post solid returns. Our broad diversification-more than 400 names-and emphasis on companies with attractive fundamentals also aided performance, especially during the most volatile periods.
Strategy Review
Technology stocks clearly led performance during the period. Semiconductor companies GlobeSpan, TranSwitch, PMC-Sierra, and QLogic were among the top performers. Powerwave Technologies, a cable and wireless equipment maker, and Learning Tree, a provider of education and training services to the information technology industry, also contributed strongly. Liberate Technologies, Sykes Enterprises, and Legato Systems were among the disappointing issues. In keeping with our policy of broad diversification, we increased the number of holdings in the fund, but made no significant industry or sector moves.
Although our overall strategy remained more conservative than many small-cap growth funds, we continued to look for growth. New additions included Harmonic, Inc., a cable and wireless systems maker, Cree, Inc., a producer of semiconductor-based electronics, Ancor Communications, a data communications network equipment manufacturer, and Investment Technology Group, a premier provider of technology-based stock trading solutions for institutions.
Outlook
We expect market breadth to improve, with small-company stocks continuing to perform well relative to large caps and non-technology stocks catching up with tech stocks. If this is in fact the start of a small-cap cycle, then we believe that there is still a long way to go. Small caps have suffered through a long period of neglect, but historical cycles of small-cap outperformance have lasted several years on average. Despite their recent recovery, small caps are still near the low end of their relative valuation ranges, and further advances seem a strong possibility. The companies in our fund are performing well, and we expect that in the long run, fundamental company performance will be closely linked with stock market return.

Five Largest Holdings              (% of Net Assets)
Burr-Brown Corp.                        1.0%
Powerwave Technologies, Inc.            1.0%
TranSwitch Corp.                        0.8%
Mercury Interactive Corp.               0.7%
TriQuint Semiconductor, Inc.            0.7%

Top Five Industries                (% of Net Assets)
Software                                11.8%
Semiconductors                          9.0%
Communications                          8.2%
Electronic Components & Equip.          8.0%
Technology - Industrial                 5.9%

/s/Richard T. Whitney
Richard T. Whitney
Fund Manager
T. Rowe Price Associates, Inc.


Class A $13,309
Russell 2000 (1) $12,902

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
                    6 months  1 year    From Inception      Inception Date
Class A (NAV)       27.90%    38.70%    34.05%              3/1/99
Class A (POP)       20.87%    31.07%    27.72%              3/1/99
Russell 2000 1      18.71%    18.47%    26.12%              3/1/99
Class B (NAV)       27.63%    38.02%    33.36%              3/1/99
Class B (POP)       22.63%    33.02%    30.10%              3/1/99
Class C (NAV) 2     27.63%    -         27.63%              11/1/99
Class M (NAV)       27.67%    38.12%    33.47%              3/1/99
Class M (POP)       25.40%    35.74%    37.74%              3/1/99

Notes
1 The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investing in small cap stocks generally involves greater risks and volatility. This fund is currently heavily weighted in technology stocks, which also involve greater risks and volatility, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          1.1                 0.3
Consumer Cyclical        12.1                16.5
Consumer Non Cyclical    12.0                17.3
Energy                   3.0                 1.4
Financial                5.6                 6.5
Industrial               11.9                7.1
Technology               49.9                44.8
Utilities                0.4
Short-term               5.4                 6.6

What is Capitalization?
Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1 billion, mid cap is $1-$8 billion and large cap is more than $8 billion.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Pilgrim Baxter Mid Cap Growth
Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

Market Environment
Growth stocks significantly outperformed value stocks this period, and they did so across all capitalizations. This is evidenced by the trailing six-month returns of the Russell Mid Cap Growth Index and the Russell Mid Cap Value Index, 41.6% and 2.2%, respectively. Within the growth category, however, those stocks that had biggest run up in price early corrected the hardest late. Overall, the technology, industrial, and energy sectors were the big winners for the period while basic materials, consumer non-cyclicals, and financials lagged badly.
Performance
For the six months ended April 30, 2000, IDEX Pilgrim Baxter Mid Cap Growth underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the performance table for additional information.
Strategy Review
The fund's technology weighting at period end was 59.7%, well above its historical level. We continue to overweight this sector because the fundamental outlook for these companies looks as good as ever. Overall, our technology holdings outperformed those of the benchmark for the period, although we were hurt by poor stock selection in the services and consumer cyclical sectors, especially retail.
Utilizing a bottom-up approach to investing, we look for companies that appear to have the potential for exceptional growth. The things we care most about in stock selection are high growth rates in sales and earnings, positive income statement surprises, and upward estimate revisions. We prefer companies that are in the early stages of acceleration with an open-ended growth opportunity. At the same time, we're relatively indifferent to valuation analysis, believing that high-growth rate companies are typically cheap if they accomplish their high growth rates for several years and expensive if they do not. We are very sensitive to changes in business momentum. When we spot a positive inflection point, we attempt to determine if there are high probabilities of sustained growth.
Our discipline never changes. The fund will contain high quality companies experiencing the best business momentum. At times, the market will place a premium on these characteristics and at other times, like the end of 1998 when investors craved stability and/or liquidity, the market will ignore these characteristics. We do not attempt to time the market and do very little sector strategizing. We attempt to manage risk by following our companies very closely and by building or reducing positions when we believe that company fundamentals are changing.
Outlook
Rapidly growing companies and especially technology stocks experienced a significant correction over the last two weeks of March and the month of
April. We strongly believe this "valuation correction" will not be reflective of the business fundamentals for the companies in the fund. The March quarter earning reports look great, and we would expect that trend to continue into the June quarter. Our conviction to technology stocks has risen commensurately with the decline in their prices.

Five Largest Holdings         (% of Net Assets)
InfoSpace, Inc.                    3.3%
Cooper Cameron Corp.               2.8%
Network Solutions, Inc.            2.4%
Convergys Corp.                    2.4%
Teva Pharmaceutical
  Industries, Ltd. ADS             2.3%

Top Five Industries           (% of Net Assets)
Software                           14.9%
Semiconductors                     14.6%
Computers                          9.3%
Technology - Diversified           7.7%
Pharmaceuticals                    7.2%


/s/Jeffrey A. Wrona
Jeffrey A. Wrona
Fund Manager
Pilgrim Baxter & Associates, Ltd.


Class A $19,005
Russell MCG (1) $15,998

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
                    6 months  1 year    From Inception     Inception Date
Class A (NAV)       35.81%    70.55%         81.76%              3/1/99
Class A (POP)       28.34%    61.17%         73.18%              3/1/99
Russell MCG 1       41.58%    53.01%         56.70%              3/1/99
Class B (NAV)       35.51%    69.83%         80.97%              3/1/99
Class B (POP)       30.51%    64.83%         77.87%              3/1/99
Class C (NAV) 2     35.51%    -              35.51%              11/1/99
Class M (NAV)       35.55%    69.93%         81.08%              3/1/99
Class M (POP)       33.20%    67.23%         97.20%              3/1/99

Notes
1 The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.
This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Consumer Cyclical        12.1                15.3
Consumer Non Cyclical    11.7                7.3
Energy                   7.2                 6.6
Financial                1.7                 2.3
Industrial               2.2                 3.2
Technology               59.7                46.4
Short-term               4.2                 17.3

Investment Style
Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued (low P/E) relative to their actual worth. Blend is a mixture of both philosophies.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Pilgrim Baxter Technology
Objective/Focus
Growth of capital through investments in common stocks of small, medium or large capitalization companies that rely extensively on doing business in the technology or communications sectors of the market.

Market Environment
The Y2K cloud that hovered over the global economy in 1999, and the potential disruptive impacts it was anticipated to have on the technology sector, was well documented. The reality, though, was that Y2K had minimal impact of any kind. To be sure, we witnessed a bit of inventory stockpiling and some purchase delays until the New Year, but, all in all, our companies saw little disruption in their businesses.
Performance
For the short two month period ended April 30, 2000, IDEX Pilgrim Baxter Technology underperformed both its benchmarks. Please refer to the performance table for additional information.
Strategy Review
One of our main themes has been the evolution of the global telecommunications network infrastructure. With the massive build-out of new age fiber networks, both on a domestic and a global scale, we believe the main beneficiaries will be the equipment vendors. In fact, we see business momentum that will enable the service providers to light up these networks, expand the capacity of the fiber, route greater amounts of data around the globe efficiently, and enhance the existing circuit switch network. We continue to believe the demand for bandwidth both by businesses and consumers, either via wireline (copper, fiber, coaxial) or wireless (mobile or fixed), will further accelerate the demand for telecommunications equipment and components. In addition, we have been investing in the infrastructure companies that enable content to be stored and delivered more efficiently across the Internet cloud.
One of the areas where we have significantly reduced exposure has been the Internet portals and business to consumer (B2C) companies. While we continue to be long-term believers of the Internet's impact on B2C commerce, we remain skeptical of many of the business models that have arisen over the past year. The entrance by the traditional bricks and mortar retailing giants onto the e-commerce battlefield only heightens the concerns regarding sustainable business models and eventual profitability. While we believe those companies that establish Internet brand recognition and increase traffic should thrive and ultimately achieve profitability, we continue to take a wait and see approach.
Outlook
Technology stocks experienced a significant correction over the last two weeks of March and the month of April. We have no way of calling the bottom, but we strongly believe what we have experienced to date is a "valuation correction" and in no way is reflective of the business fundamentals for the companies in the fund. The March quarter earning reports have been terrific and we would expect that to continue for the June quarter. We remain positive on the technology sector long term, our conviction rising with the recently falling prices.

Five Largest Holdings         (% of Net Assets)
InfoSpace, Inc.                    11.0%
JDS Uniphase Corp.                 3.4%
E-Tek Dynamics, Inc.               3.1%
SDL, Inc.                          2.9%
Ciena Corp.                        2.7%

Top Five Industries            (% of Net Assets)
Software                           19.2%
Semiconductors                     16.9%
Communications                     15.4%
Technology - Diversified           13.3%
Advertising                        11.6%

/Jeffrey A. Wrona
Jeffrey A. Wrona
Fund Manager
Pilgrim Baxter & Associates, Ltd.

Class A $6,905
PSEHT (1) $9,363
SOUNDVIEW (1) $9,262

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
                    From Inception           Inception Date
Class A (NAV)            (26.95)%            3/1/00
Class A (POP)            (30.97)%            3/1/00
Soundview 1              (7.19)%             3/1/00
PSEHT 1                  (6.84)%             3/1/00
Class B (NAV)            (27.17)%            3/1/00
Class B (POP)            (30.81)%            3/1/00
Class C (NAV)            (27.17)%            3/1/00
Class M (NAV)            (27.13)%            3/1/00
Class M (POP)            (28.58)%            3/1/00

Notes
1 The Soundview Technology (Soundview) Index and Pacific Stock Exchange High Technology (PSEHT) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000
Consumer Cyclical        11.6
Consumer Non Cyclical    0.4
Industrial               2.6
Technology               77.8
Short-term               4.0

Dollar cost averaging
An investment strategy whereby a specific amount of money is invested each month regardless of market conditions. This allows accumulation of shares gradually, at an average price that often is lower over the long-term than if you had purchased the entire investment at once.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Goldman Sachs Growth
Objective/Focus
Long-term growth of capital by investing principally in stocks with long-term capital appreciation and foreign equity securities.
Market Environment
Though the U.S. economy showed no signs of dramatic change these last six months, the stock market nevertheless experienced significant volatility. For their part, investors continued to invest heavily in technology and Internet stocks, and these sectors posted the strongest performance for the period. In March and April, however, a correction in these areas sent consumers flocking to the perceived safe havens of consumer staples and cyclical stocks.
Performance
For the six months ended April 30, 2000, IDEX Goldman Sachs Growth outperformed its benchmark, the S&P 500. Please refer to the performance table for additional information.
Strategy Review
Despite an underweighting in the top-performing technology sector, our strong stock selection provided strong overall performance this period. In the media and communications sector, for example, EchoStar Communications Corp., operators of a Direct Broadcast Satellite (DBS) subscription television service, was a top performer. The company delivers direct-to-home satellite television products and services to customers worldwide. There were, however, holdings in the media sector which detracted from performance, including Central Newspapers, Inc., Tribune Company, and A.H. Belo Corp. The newspaper industry overall was a depressed area of the market.
In the utilities sector, The AES Corp., which owns and operates power plants that sell electricity to utilities, industrial customers, and governments, posted significant performance. The company has benefited from the growing worldwide demand for new power plants, as well as the privatization occurring in this industry. At the same time, the company has been expanding its reach through strategic acquisitions, particularly in the South American market.
As for the technology sector, our performance was strong overall, though we did give back some gains in March and April. Inside the group, we seek to invest in companies well positioned to capture the underlying growth supporting the Internet boom; companies like Cisco Systems, EMC Corp., Sun Microsystems, Inc., and Oracle Corp. exemplify our strategy. All of these stocks, by the way, posted strong returns for the period. One notable detractor from performance was Microsoft Corp. We believe, however, that with the announcements behind us, there is potential upside to the stock. Outlook
While we neither make nor rely on economic forecasts for investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting, for the most part, from significant technological advances and a generally peaceful world political environment. We believe this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, we continue to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow. We believe that the enduring competitive advantage of the companies whose stocks we own will withstand even an uncertain market environment.

Five Largest Holdings          (% of Net Assets)
General Electric Company           3.8%
Cisco Systems, Inc.                3.7%
Intel Corp.                        3.3%
Standard & Poor's 500
  Depository Receipts              3.2%
Microsoft Corp.                    2.9%

Top Five Industries            (% of Net Assets)
Communications                     12.2%
Financial - Diversified            7.5%
Pharmaceuticals                    7.4%
Software                           6.7%
Computers                          6.0%

/s/Herbert E. Ehlers
Herbert E. Ehlers
Fund Manager
Goldman Sachs Asset Management


Class A $11,826
S&P 500 (1) $11,291

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
                    6 months  1 year    From Inception Inception Date
Class A (NAV)       9.73%     14.58%    21.08%         3/1/99
Class A (POP)       3.70%     8.28%     15.36%         3/1/99
S&P 500 1           7.19%     10.13%    16.05%         3/1/99
Class B (NAV)       9.35%     13.86%    20.33%         3/1/99
Class B (POP)       4.35%     8.86%     17.01%         3/1/99
Class C (NAV) 2     9.35%     -         9.35%          11/1/99
Class M (NAV)       9.41%     13.97%    20.45%         3/1/99
Class M (POP)       7.31%     11.83%    22.05%         3/1/99

Notes
1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          1.8                 0.6
Consumer Cyclical        14.4                17.6
Consumer Non Cyclical    14.5                20.3
Energy                   5.3                 5.1
Financial                16.1                16.1
Independent              0.4                 0.4
Industrial               5.8                 3.9
Technology               31.5                23.8
Utilities                4.8                 4.0
Short-term               9.6                 7.8

CDSC
Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption. The charge declines to zero over a specified time, encouraging the buy and hold approach.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Transamerica Equity
Objective/Focus
Long-term growth by investing in domestic common stocks of companies which are considered to be under-valued in the stock market.

Market Environment
IDEX Transamerica Equity commenced operations on March 1, 2000. The fund's intent is to own businesses that can sustain competitive advantage over long periods of time. This philosophy, which we have consistently applied over many years, leads us to own businesses that are highly unique and that generate very high returns on the capital they invest on behalf of their shareholders. Our initial investments in IDEX Transamerica Equity are consistent with the above philosophy.
Performance
The fund's performance for the two months ended April 30, 2000, reflects a short period of operation in a very difficult market environment. Please refer to the performance table for additional information.
Strategy Review
We like to divide our investments into two categories-"technology creators" and "technology deployers." We believe that technological innovation is still in its early stages. Companies that can create or deploy technology can sustain competitive advantage and earn high returns for their shareholders. We like to call them "wealth-creating machines," and we seek to own them. The fund was initially divided into about 40% technology creators and 60% technology deployers.
Examples of companies that are great at deploying technology are Charles Schwab and Dell Computer. Both have moved a large portion of their business to the Internet and as a result have lowered their costs and are serving their customers more efficiently. This is the sweet spot for skilled technology deployment-better products or services at lower costs-and it keeps demand for products and services high and competitors at bay. Another area of investment in technology deployment is retail. Retailers have found that by deploying technology they can reduce costs with their suppliers and manage their supply chains more efficiently. We favor the less cyclical retailers such as Safeway, Kroger, CVS Corp., and Gap.
Our technology creator investments are centered around the beneficiaries of the emergence of the Internet, companies like EMC, Qwest Communications, Intel, and Microsoft. Qwest and EMC are beneficiaries of the "moving and storage" of data while Intel and Microsoft benefit from the desktop linkage to the Net. Another fertile area for technology creation is the emergence of wireless communications. Here we own companies like QUALCOMM, RF Micro Devices, and Vodafone. We believe that data traffic is just beginning to ramp in the word of wireless communications as opposed to traditional voice communication.
What you will not find in the fund is investments in so-called "dot-com" companies. We prefer to own companies with real profits and cash flow that give them the ability to reinvest in their business. Better balance sheets mean they do not have to come back to the market for financing and dilute their shareholders.
Outlook
We want to emphasize that despite current market volatility, we remain long-term bulls on the U.S. stock markets. The desktop computer did not fully emerge as a common technology until about 1993, and the Internet's emergence followed two years later. We are still very early in the technological revolution, and it has many years to run. We also believe that the market will be more discriminating going forward, as it looks for real growth and profitability, and that our high quality portfolio of unique and profitable companies is well positioned.

Five Largest Holdings              (% of Net Assets)
U.S. Trust Corp.                        5.2%
EMC Corp.                               4.4%
Clear Channel Communications, Inc.      4.3%
QUALCOMM, Inc.                          4.2%
First Data Corp.                        4.1%

Top Five Industries                (% of Net Assets)
Communications                          15.9%
Computers                               14.6%
Semiconductors                          13.8%
Banks                                   9.4%
Food Retailers                          7.1%

/s/Jeffrey S. Van Harte
Jeffrey S. Van Harte

/s/Gary U. Rolle
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC

Class A $9,655
S&P 500 (1) $10,648

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
                    From Inception           Inception Date
Class A (NAV)            2.15%                    3/1/00
Class A (POP)            (3.47)%                  3/1/00
S&P 500 1                6.48%                    3/1/00
Class B (NAV)            1.94%                    3/1/00
Class B (POP)            (3.06)%                  3/1/00
Class C (NAV)            1.94%                    3/1/00
Class M (NAV)            1.97%                    3/1/00
Class M (POP)            (0.05)%                  3/1/00

Notes
1 The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.
This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000
Consumer Cyclical        12.2
Consumer Non Cyclical    14.8
Financial                13.5
Industrial               6.2
Technology               47.6
Short-term               7.9

Automatic Investment Plan
With the Automatic Investment Plan, money is systematically invested into a shareholder's IDEX account electronically from their bank account, taking advantage of dollar cost averaging.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Transamerica Small Company
Objective/Focus
Long-term growth by investing principally in equity securities such as common and preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies.

Market Environment
IDEX Transamerica Small Company was opened March 1, 2000. Since then, the broad equity markets showed mixed results. Following a long period of technology-led strength, market participants displayed a classic flight to quality. The Federal Reserve raised interest rates to tighten credit standards and lessen potential inflationary pressures. At the same time, corporate earnings growth continued at a strong pace driven by productivity, not pricing power. We believe that the price of a stock will reflect the strength of its underlying business. The market's refocus on sustainable businesses-both large and small-is, therefore, healthy.
Performance
Since inception, the fund has taken positions in 31 leading small companies that are characterized by outstanding management, competitive dominance, and large market opportunity. For the short two month period ended April 30,
2000, the fund underperformed its benchmark index. Please refer to the performance table.
Strategy Review
The fund focuses on small companies with big opportunities. We live in a period of remarkable innovation...innovation that is creating new markets for small companies to deliver unique value. Small, focused companies have the advantage of speed, allowing them to dominate a new market more quickly than their larger competitors. The combination of innovation and rapid time to market presents a strong environment for leading small companies. The fund represents a diversified collection of outstanding businesses found through extensive research. Our positions include leaders in the communications, media, computing, healthcare, and consumer industries. Wireless communications is one area of focus for the fund. The new paradigm of access to information from anywhere is just beginning, and the company that controls a circuit manufacturing technology necessary for wireless data to occur is RF Micro Devices. RF acquired this technology, originally used for military communications, and adapted it towards commercial use. This control makes the competitive advantage sustainable, allowing RF to earn significant profits in a growing market.
Other top holdings include Lamar Advertising, VeriSign, Millipore, and Forward Air Corp. Lamar, one of the nation's top billboard operators, has expanded to where they are by attracting national accounts such as Nestle. Because billboards are limited in supply, Lamar is earning strong returns in a healthy media market. VeriSign, on the other hand, is an example of a technology company that has moved rapidly to dominate a market. The company has become the standard for secure network communications, its customers including the likes of Amazon and Wells Fargo Bank and its partners, including Microsoft and Cisco Systems. Millipore makes filtration solutions for the biopharmaceutical and semiconductor markets; the solutions are designed specifically for these demanding needs and therefore are difficult to duplicate. Forward Air is a logistics provider that helps shippers and air carriers maximize their returns on freight transportation. The company is well positioned to benefit from the growth in shipping commerce.
Outlook
These holdings represent the type of businesses we seek: well-managed, rapidly growing companies with sustainable advantages and big opportunities. We believe these types of businesses will invest for shareholders at attractive rates of return. While short-term volatility is unpredictable, we believe that investing in businesses that exhibit these characteristics, and avoiding those without them, will be most rewarding to our shareholders.

Five Largest Holdings         (% of Net Assets)
QLogic Corp.                       6.2%
Millipore Corp.                    5.2%
i2 Technologies, Inc.              5.2%
VeriSign, Inc.                     5.1%
RF Micro Devices, Inc.             4.9%

Top Five Industries           (% of Net Assets)
Communications                     18.1%
Computers                          12.0%
Software                           11.0%
Technology - Industrial            8.6%
Semiconductors                     6.2%

/s/Christopher J. Bonavico
Christopher J. Bonavico

/s/Timothy S. Gaumer
Timothy S. Gaumer
Co-Fund Managers
Transamerica Investment Management, LLC

Class A $8,090
Russell 2000 (1) $9,398

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00
               From Inception           Inception Date
Class A (NAV)       (14.41)%            3/1/00
Class A (POP)       (19.11)%            3/1/00
Russell 2000 1      (12.21)%            3/1/00
Class B (NAV)       (14.62)%            3/1/00
Class B (POP)       (18.89)%            3/1/00
Class C (NAV)       (14.62)%            3/1/00
Class M (NAV)       (14.59)%            3/1/00
Class M (POP)       (16.28)%            3/1/00

Notes
1 The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investing in small cap stocks generally involves greater risks and volatility. This fund is currently heavily weighted in technology stocks, which also involve greater risks and volatility, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000
Basic Material           3.5
Consumer Cyclical        13.6
Consumer Non Cyclical    11.0
Industrial               8.0
Technology               60.5
Short-term               10.4

Cost Basis
The "cost basis" is generally the amount paid for mutual fund shares, including all reinvested distributions. Whenever shares are sold from a taxable account, the cost basis determines the realized gain or loss, which must be reported on your income tax return.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Salomon All Cap
Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.

Market Environment
Early in the period, the equity market was led by the technology sector, which enjoyed considerable momentum until March. This momentum came at the expense of most of the out-of-favor, "old economy" sectors, including consumer stocks, financials, and pharmaceuticals. By the middle of March, however, the tide had turned and the market rotated into broader, undervalued sectors. As volatility increased over the last half of the period, the NASDAQ plunged as much as 34% from its peak. The Dow Jones Industrial Average and the S&P 500 also declined.
Performance
For the six-month period ended April 30, 2000, the fund outperformed its benchmark, the Russell 3000. Please refer to the performance table for additional information. The fund's outperformance was primarily due to stock selection, particularly in the old economy companies. The fund's flexibility to invest in the best possible opportunities throughout the market came in handy this period, as we were able to significantly increase positions in long-term growth sectors like consumers and pharmaceuticals, despite technology being the flavor of the day.
Strategy Review
Throughout the period, we added to our positions in the consumer staples, consumer cyclical, and energy sectors. By the end of the period, we were adding oversold technology and telecommunications issues. We remain overweighted in old economy companies. Many of our old economy companies, however, are transitioning their businesses by adopting new technologies and ways of doing business.
Safeway, Inc., a food retailer, is one of our largest positions. We believe Safeway can sustain superior earnings growth through accelerating same store sales, acquisitions, and improved efficiencies from better execution. Safeway recently announced several e-commerce initiatives we believe might be the start of a successful e-commerce strategy.
The fund is still underweighted relative to the market in technology but we are adding to positions during the recent decline. In telecommunications, we continue to believe that Bell Atlantic and GTE have very attractive risk/reward profiles. Our energy holdings also paid off during the period, leading us to trim positions selectively. In healthcare, we added to some large cap pharmaceutical positions. Lastly, the fund maintains a diversified blend of growth and value, as well as large and small/mid cap stocks. Outlook
The market's rotation out of the momentum sectors, including technology, telecommunications and biotechnology, is producing significant profits for many of our positions. The market has broadened, as we expected, into a variety of sectors that had lagged. We expect many of these stocks to build on their gains, particularly the high quality companies. In the end, we believe that better quality companies will leverage off of the efficiencies generated by today's massive deployment of technology to gain market share and boost their growth rates. We believe these companies will be the ultimate winners in the new economy to the benefit of the fund.

Five Largest Holdings          (% of Net Assets)
Safeway, Inc.                      3.7%
Nabisco Group Holdings             3.2%
Federated Department Stores, Inc.  3.0%
Hormel Foods Corp.                 2.7%
Advanced Micro Devices, Inc.       2.7%

Top Five Industries            (% of Net Assets)
Food Retailers                     9.9%
Communications                     7.7%
Semiconductors                     6.3%
Computers                          6.1%
Food - Other                       5.6%

/s/Ross S. Margolies
Ross S. Margolies

/s/Robert M. Donahue, Jr.
Robert M. Donahue, Jr.
Co-Fund Managers
Salomon Brothers Asset Management Inc

Class A $13,760
Russell 3000 (1) $11,795

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00

                    6 months  1 year    From Inception      Inception Date
Class A (NAV)       24.41%    30.56%    37.91%              3/1/99
Class A (POP)       17.57%    23.38%    31.39%              3/1/99
Russell 3000 1      10.33%    12.90%    18.85%              3/1/99
Class B (NAV)       24.02%    29.78%    37.09%              3/1/99
Class B (POP)       19.02%    24.78%    33.84%              3/1/99
Class C (NAV) 2     24.02%    -         24.02%              11/1/99
Class M (NAV)       24.08%    29.90%    37.22%              3/1/99
Class M (POP)       21.84%    27.61%    42.31%              3/1/99

Notes
1 The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          6.3                 5.3
Consumer Cyclical        11.9                14.2
Consumer Non Cyclical    25.6                14.6
Energy                   9.0                 10.8
Financial                7.2                 11.4
Independent              1.0                 1.0
Industrial               5.4                 7.0
Technology               24.8                23.4
Utilities                4.4                 3.5
Short-term               8.6                 5.0

Sales Load
Reflected  as  either  front-end or back-end  load.   Front-end  load  is  a
percentage charged on purchases through the Public Offering Price. Back-end load is a percentage deducted from redemptions.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX AEGON Income Plus
Credit Quality of Bonds
(% of Net Assets)
AAA       -
AA        -
A         13.4%
BBB       33.9%
BB        10.9%
B         22.9%
All C's   -
D         -
NA        2.8%
Not Rated 5.2%

Objective/Focus
High current income while avoiding excessive risk by investing primarily in fixed-income.

Market Environment
The first half of fiscal year 2000 witnessed a flattening yield curve as the Federal Reserve continued to raise short-term interest rates and the Treasury Department repurchased long-duration bonds. At the same time, yields on credit spreads widened as investors discounted the impact of further Fed tightenings. Continued default activity, combined with equity market volatility and soft demand from mutual funds, contributed to the underperformance of the high-yield sector.
Across the period, redemptions in high-yield mutual funds weighed on the prices, with $2.8 billion leaving the market the last six months. What demand there was came from insurance companies and pension funds. This backdrop led to a spread widening of some 137 basis points for the high-yield index. This decline was fairly evenly spread between the single-B and double-B indexes with double-B's widening slightly less.
Performance
For the six months ended April 30, 2000, IDEX AEGON Income Plus underperformed its benchmark, the Merrill Lynch High Yield Master Index. Please refer to the performance table for additional information.
Strategy Review
The first three months of the year was the weakest beginning for any year for new issue since the beginning of the Gulf War. Normally, weak supply leads to tighter credit spreads and good performance in the corporate bond market, but not so this time. In fact, spreads actually widened. There are several culprits in the investment-grade market and they all come down to the inability of Wall Street traders to establish a consistent hedge for their spread product inventories. The rather unexpected inversion of the Treasury curve apparently caught many professionals off guard. While many firms attempted to employ fixed-to-floating rate swaps, these so-called swap spreads have proven to be quite volatile and their value as a reliable hedge has been less than hoped for. Finally, with all the equity market volatility, the corporate bond market has become just plain nervous.
Outlook
For the coming months, we anticipate continued high domestic default rates, even with the continued strength in the economy. The surprising strength in the economy increases the concern as to whether the Fed can engineer a soft landing. Volatility among individual issues has continued, but given the widening in spreads and the declines in absolute dollar prices, the high-yield market is becoming more attractive. This should present us with some interesting opportunities in the coming months, particularly as demand picks up.
An increase in interest rates and/or a deteriorating economy pose the key risks to the fund. Right now, the fund's duration is approximately equal to its benchmark, a stance we took in early 1999 given our belief that economic growth would be stronger than expected. We continue to maintain a neutral view toward duration while keeping a slightly positive bias toward credit. Given a macroeconomic backdrop that is still favorable, high-yield bonds should experience positive returns this year. We would caution, however, that the emphasis must be on issues of higher quality. Our strategy is to wait for signs the economy is slowing and move aggressively toward duration.

Five Largest Holdings                   (% of Net Assets)
TCI Communications, Inc.                     4.6%
Chase Capital Corp. 3-1-2027                 4.3%
BankBoston Capital Trust Corp. 12-15-2026    4.1%
HSBC America Capital II 144A 5-15-2027       4.0%
PDVSA Finance, Ltd. 2-15-2004                4.0%

Top Five Industries                     (% of Net Assets)
Financial - Diversified                      9.1%
Banks                                        8.1%
Communications                               7.6%
Savings & Loans                              5.8%
Real Estate                                  5.4%

/s/David R. Halfpap
David R. Halfpap

/s/Bradley J. Beman
Bradley J. Beman

/s/Craig M. Enright
Craig M. Enright
Co-Fund Managers
AEGON USA Investment Management, Inc.


Class A $22,192
MLHYM (1) $28,337

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/00
                6  months 1 year  5 year  10 year  From Inception  Inception
Date
Class A (NAV)  (0.17)%   (2.07)%   6.65%  8.82%   9.18%     6/14/85
Class A (POP)  (4.91)%   (6.72)%   5.62%  8.29%   8.83%     6/14/85
MLHYM 1        0.15%     (2.55)%   7.46%  10.98%  10.60%    6/14/85
Class B (NAV)  (0.45)%   (2.66)%   -         -    5.05%     10/1/95
Class B (POP)  (5.43)%   (7.53)%   -         -    4.86%     10/1/95
Class C (NAV)2 (0.45)%   -         -         -    (0.45)%   11/1/99
Class M (NAV)  (0.41)%   (2.52)%   6.08%     -    5.11%     10/1/93
Class M (POP)  (2.39)%   (4.46)%   5.86%     -    4.95%     10/1/93

Notes
1 The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          2.3                 2.0
Consumer Cyclical        18.3                19.7
Consumer Non Cyclical    8.8                 8.0
Energy                   4.3                 3.9
Financial                28.4                26.8
Industrial               15.4                15.2
Technology               12.0                11.9
Utilities                6.8                 8.0
Long-term U.S. Gov't     1.2                 3.7
Short-term               0.7

Investment Grade
or Junk?
Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk bonds".

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX AEGON Tax Exempt
Credit Quality of Bonds
(% of Net Assets)
AAA       59.0%
AA        34.0%
A         -
BBB       -
BB        -
B         -
All C's   -
NA        -
Not Rated -

Objective/Focus
Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

Market Environment
The tax-free bond market posted solid relative returns this period, approximating, in fact, the overall performance of Treasuries. The municipal yield curve flattened substantially across the period, with yields rising on securities maturing in 10 years or less and yields declining modestly on longer issues. There was significant and further reduction in new issue activity in municipal bonds, reflecting the solid financial condition of state and local governments. Despite the changes in the market environment, municipal-to-Treasury yield ratios finished the period essentially unchanged from fiscal year end (October 31, 1999). At around 95% on long maturities, however, the ratio remained above historical norms throughout the period. Current yield levels provide taxable-equivalent yields on 30-year Aaa-rated general obligation bonds of about 9.4% and 7.9% for an individual with a federal marginal tax rate of 39.6% and 28%, respectively.
Performance
The fund's return for the six months ended April 30, 2000 approximated those achieved by its benchmark, the Lehman Brothers Long Municipal Bond Index. Please refer to the performance table for additional information.
Strategy Review
Performance reflected both the duration position (generally longer than the benchmark) and curve weighting (greater exposure at the long end of the curve) of the fund. Across the period, we tried to take advantage of the improved market environment to create a lower risk profile. Transaction activity reflected attractive trade opportunities and efforts to decrease duration and improve the structure of the fund. In addition, the activity included actions to offset cash outflows that, unfortunately, forced the liquidation of several positions into the weak market near calendar year end.
Outlook
While we currently hold a somewhat cautious view on the Treasury bond market, we are modestly positive on municipals. Our belief is that good value exists in this sector of the bond market because the fundamental credit quality and rating trend of the municipal market is strong, supply is under control, relative valuation appears to be fair to favorable versus other "spread" sectors, and absolute taxable-equivalent yields remain attractive. While the long end of the municipal curve appears cheap, recent changes in Treasury market technicals distort the comparison to the historical relationship. Given the dramatic changes in the Treasury market, the municipal market has had to alter its valuation metrics, with relative value assessments based less upon Treasury yields and more on spread product alternatives like agency, mortgage-backed, and corporate securities. The focus on high quality issuers remains an appropriate strategy for the fund given the continued narrow yield spreads between Aaa and lower-rated issues currently found in the market.

Regional Concentration (% of Net Assets)
Northeast      13.8%
Midwest        57.4%
South          11.7%
West           15.1%

/s/Jarrell D. Frey
Jarrell D. Frey
Fund Manager
AEGON USA Investment Management, Inc.

Note: Effective June 15, 2000, Federated Investment Management Company will replace AEGON USA Investment Management, Inc. as sub-adviser to the fund. At that time, IDEX AEGON Tax Exempt will become IDEX Federated Tax Exempt.

Class A $16,486
LBMB (1) $19,979

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/00

                6  months  1 year  5 year   10 year From Inception Inception
Date
Class A (NAV)    2.66%   (4.37)%   4.33%     5.64%     7.04%     4/1/85
Class A (POP)    2.21)%  (8.92)%   3.32%     5.13%     6.70%     4/1/85
LBMB 1           2.63%   (0.96)%   5.92%     7.17%     8.45%     4/1/85
Class B (NAV)    2.38%   (4.96)%   -         -         3.33%     10/1/95
Class B (POP)    2.62)%  (9.71)%   -         -         3.14%     10/1/95
Class C (NAV) 2  2.38%   -         -         -         2.38%     11/1/99
Class M (NAV)    2.55%   (4.60)%   4.05%     -         3.60%     10/1/93
Class M (POP)    0.53%   (6.50)%   3.84%     -         3.44%     10/1/93

Notes
1 The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
General Obligation Bonds 29.9                27.0
Revenue:
Education                4.9                 7.5
Hospital                 4.8                 3.7
Housing                  0.2                 8.5
Industrial               5.1                 16.0
Public Facilities        10.2                3.5
Transportation           4.3                 7.4
Utilities                19.2                18.7
Environmental            4.8
Building Authority       9.5
Short-term               5.1                 4.1

General Obligation vs. Revenue Bonds
Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX GE International Equity
(formerly IDEX GE/Scottish Equitable International Equity)

Top Five Countries (% of Net Assets)
Japan               15.7%
France              15.3%
United Kingdom      14.4%
Germany             9.1%
Netherlands         8.6%

Five Largest Holdings                        (% of Net Assets)
Taiwan Semiconductor Manufacturing Company,
  Ltd. ADR                                             2.9%
Canon, Inc.                                            2.8%
British Aerospace PLC                                  2.6%
Koninklijke (Royal)Philips Electronics NV              2.5%
AXA-UAP                                                2.4%

Objective/Focus
Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

Market Environment
A scenario of accelerating economic growth with low inflation, along with continued corporate restructuring, created a healthy backdrop for equities. The proliferation of the Internet and mobile phones, meanwhile, is increasing pricing transparency to the consumer. While increased price competition is usually not great news for the industry, well-positioned companies will come out winners. In Europe, the boom of cellular telephony-subscriber penetration is above 60% in Scandinavia-continues. Migrating cellular subscribers to data creates a potent mobile-commerce world, which is the key for mobile operators.
In Japan, the first few months of 2000 heralded an interesting change in the general trend of its market. The 1999 stock market rally was extreme in that only a handful of "New Japan" stocks rose sharply; as a result, valuation gaps between New and Old Japan widened significantly. This polarizing trend reversed in early 2000 as old economy sectors outperformed TMT sectors. While corporate activity is still high, indicating that some companies are serious about restructuring, bankruptcies continued to rise, suggesting that some corporations are still suffering from the effects of non-performing assets bought during the bubble era. Even after years of restructuring, the economic outlook continues to look benign.
Performance
For the six-month period ended April 30, 2000, the fund comfortably outperformed its benchmark, the MSCI EAFE Index. Please refer to the performance table for additional information. Best performing stocks included Chartered Semiconductor (Singapore), STMicro (Netherlands), and Ericsson (Sweden).
Strategy Review
The fourth quarter of 1999 witnessed the birth of "TMT"-technology, media, and telecoms. On the whole, these three sectors outperformed, seemingly at the expense of all others. The trend continued into the first few months of 2000, although investors became more discriminatory as time progressed, concentrating on companies whose future earnings and business plans looked more realistic. By the middle of March, the valuations of many TMT stocks reached unjustifiably high levels and share prices across the sectors fell sharply, with the fall continuing into April.
During this period, many non-TMT stocks were weak although the underlying fundamentals were generally good. These stocks became known as "old economy" stocks and included such sectors as steels, chemicals, and papers, as well as financials and general engineering. All of these companies should benefit fundamentally from the strong economic growth most of the world is experiencing. During the last three months, we reduced our holdings in the TMT stocks because we could not justify their high valuations given their expected growth rates, and increased our weights in the old economy sectors where the valuations were more reasonable.

Outlook
There is no doubt that the last six months has been an unusual period in global stock markets. Every few decades, a new technology is developed that can transform the way in which companies operate. In the 1970's, the introduction of the computer was seen as revolutionary, but the main beneficiaries were companies that swiftly and successfully used computers in their operations, rather than the computer manufacturers themselves. Similarly, the main long-term beneficiaries of e-commerce will probably not be the vendors, but those companies that successfully use e-commerce to improve their operations. Many of the recent high-performance stocks, especially those that have had a short life span, will either disappear or be acquired. In our search for companies with share price valuations that are cheap relative to their long-term growth, we will take their use of e-commerce into account when estimating their future earnings.

/s/Ralph R. Layman
Ralph R. Layman
Fund Manager
GE Asset Management Incorporated

Class A $14,146
MSCI-EAFE (1) $15,089

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00

                    6 months  1 year    From Inception      Inception Date
Class A (NAV)       15.66%    20.79%    13.26%                   2/1/97
Class A (POP)       9.30%     14.14%    11.30%                   2/1/97
MSCI-EAFE 1         6.84%     14.18%    14.07%                   2/1/97
Class B (NAV)       15.40%    20.17%    12.59%                   2/1/97
Class B (POP)       10.40%    15.17%    12.11%                   2/1/97
Class C (NAV) 2     15.40%    -         15.40%                   11/1/99
Class M (NAV)       15.44%    20.26%    12.69%                   2/1/97
Class M (POP)       13.29%    18.06%    12.34%                   2/1/97

Notes
1 The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

Investments by Region as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Asia/Pacific Rim         24.2                26.9
Australia                2.2                 2.8
Europe                   62.1                62.5
Latin America            2.8                 1.4
Middle East              2.0                 1.1
North America            2.5                 2.5
Short-term               5.0                 3.4

Global vs. International
"Global"  typically refers to worldwide investing; U.S. as well as  non-U.S.
investments.   "International" indicates investments primarily  of  non-U.S.
origin.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX GE U.S. Equity

Objective/Focus
Long-term growth of capital by investing principally in common stocks of U.S. companies, combining growth and value investment management styles.

Market Environment
Since IDEX GE U.S. Equity began operations March 1, 2000, volatility has been the theme for the markets. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets have behaved like a roller coaster. The NASDAQ slumped in the early part of the quarter and then progressively rallied through the first part of March; profit taking in the technology sector ultimately halved the NASDAQ's earlier gains. The S&P 500, too, remained narrowly focused on the technology sector, with approximately 60% of its industry groups declining in price.
Performance
For the two-month period ended April 30, 2000, the fund slightly underperformed its benchmark, the S&P 500 Index. Please refer to the performance table for additional information.
Strategy Review
On a sector basis, technology and financials were the only groups to outperform the index. Though energy and utilities produced positive overall returns, they were not as strong as the benchmark. The remaining sectors simply underperformed-capital goods as a whole was relatively weak while basic materials and consumer staples were at the bottom. Proctor & Gamble was the notable example in the consumer staple area, pre-announcing an earnings disappointment and promptly losing over 30% of its market capitalization. Consumer cyclicals experienced a reawakening late in the quarter as interest rate worries subsided after the rate increase in March, but the resurgence was not enough to offset the earlier pullback. While energy performance was positive, mostly due to $34 per barrel oil, stock prices rolled over and the sector finished the quarter up only modestly. And despite a late-quarter rally in the "Old Economy" stocks, internal market indicators need to improve in order to support continued positive equity market performance.
In terms of the fund's holdings, we attempt to own stocks of those companies with solid earnings growth. We look at the swings in the market as opportunities to buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers.
Outlook
In general, the earnings for S&P 500 companies were very good for 1999, coming in at a 14% growth rate over 1998. The 2000 consensus earnings estimate for the S&P 500 is now approaching 11%, and 2001 consensus earnings are estimated to be up approximately 8%. Offsetting this positive outlook in the short term, however, is the Federal Reserve's commitment to containing any inflationary pressures through rate increases.
Still, we believe companies should produce healthy earnings over the next few quarters, and the U.S. economy's strong underpinnings are encouraging for the long term. The stock market, meanwhile, will continue to be volatile, although this could be beneficial if the speculative excesses are eliminated. With the fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year.

Five Largest Holdings         (% of Net Assets)
Intel Corp.                        3.4%
Citigroup, Inc.                    3.2%
Cisco Systems, Inc.                2.5%
Applied Materials, Inc.            2.1%
Merck and Company, Inc.            2.1%

Top Five Industries           (% of Net Assets)
Financial - Diversified            9.5%
Communications                     9.5%
Semiconductors                     6.9%
Pharmaceuticals                    6.9%
Computers                          4.5%

/s/Eugene K. Bolton
Eugene K. Bolton
Fund Manager
GE Asset Management Incorporated

Class A $10,054
S&P 500 (1) $10,648

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Average Annual Total Returns for the Period Ended 4/30/00
                         From Inception      Inception Date
Class A (NAV)                 6.40%          3/1/00
Class A (POP)                 0.54%          3/1/00
S&P 500 1                     6.48%          3/1/00
Class B (NAV)                 6.19%          3/1/00
Class B (POP)                 1.19%          3/1/00
Class C (NAV)                 6.19%          3/1/00
Class M (NAV)                 6.22%          3/1/00
Class M (POP)                 4.16%          3/1/00

Notes
1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000
Basic Materials          1.8
Consumer Cyclical        1.4
Consumer Non Cyclical    12.1
Energy                   6.4
Financial                16.3
Independent              0.1
Industrial               5.5
Technology               28.1
Utilities                3.4
Short-term               9.0

Systematic Withdrawal Plan
With this option, funds are withdrawn from a shareholder's IDEX account and sent electronically to his/her bank on a pre-designated schedule.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX Dean Asset Allocation
Credit Quality of Bonds
(% of Net Assets)
AAA       -
AA        0.9%
A         8.7%
BBB       10.4%
BB        -
B         -
All C's   -
NA        -
Not Rated -

Objective/Focus
Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

Market Environment
Concerns over rising interest rates have left most areas of the stock market under selling pressure. The Federal Reserve's recent interest rate actions are seen as an offset to possible inflationary pressures resulting from higher oil prices and tighter labor markets. Meanwhile, market participants were focused on the tug of war between the "new economy" stocks that have fueled the rise in the NASDAQ Composite and the "old economy" stocks typified by most of the components of the Dow Jones Industrial Average. After an unprecedented rise in 1999, the NASDAQ continued its strong run in the first 10 weeks of 2000, peaking above the 5000 barrier at mid-March. At that point, valuation seemed to receive heightened attention, and by the end of April, the NASDAQ had corrected 24% from its high. Over that same time frame, the Dow increased 8%, suggesting that money managers were rotating into the relatively less expensive "old economy" stocks.
Performance
For the six months ended April 30, 2000, the fund outperformed its benchmark in this market environment. Please refer to the performance table for additional information. Areas of strength included media (Disney), oil services (Diamond Offshore), and technology (Hewlett-Packard, Intel). Strategy Review
Our value discipline and asset allocation models are intended to provide downside protection in times of market instability, while rewarding investors with equity returns that are competitive with the market benchmarks over the longer-term. We continue to emphasize investment themes that are designed to reduce the fund's risk profile. For example, the fund's average market capitalization has steadily increased over the past two years, ending the period at over $66 billion. Fully 88% of the assets in the equity component are invested in firms with a market capitalization exceeding $5 billion. It's evident that in times of uncertainty, investors will gravitate toward stocks with high liquidity and familiar "brand names", and our growing commitment to large-cap stocks should help provide a foundation of stability. At the same time, we remain disciplined value investors with an eye toward companies that will grow.
Portfolio turnover was relatively slow during the period, with most of the activity in the financial services area. We continue to see buying opportunities in the banking sector, which should benefit from a more favorable regulatory environment and continue a consolidation trend. Also, we are attracted to the fundamentals in the insurance/investments industry, in particular the cheap valuations and the strong demographic trends that should help grow the long-term demand for these products.
Outlook
The environment for stocks remains favorable, particularly for investors with a long-term time horizon. Corporate profits in aggregate were solid last year, and most top CEOs generally reaffirmed an upbeat outlook for 2000. Companies are succeeding due to strong worldwide economic conditions, continued productivity improvements, forward-looking use of technology, and disciplined cost controls. We believe the fund is invested in solid management teams and in firms that typically enjoy leadership positions in their respective markets. Our confidence has prompted an increase in equity allocation in the fund, from 56.3% at the beginning of the period, to 67.5% at the end of April. A 60% weighting in stocks is considered a "neutral" position for this investment style.

Five Largest Holdings                   (% of Net Assets)
Federal National Mortgage Association        4.8%
PHH Corp. 11-9-2001                          4.5%
New Plan Excel Realty Trust, Inc. 9-15-2009  4.2%
First Union Corp. 2-15-2009                  4.2%
FleetBoston Financial Corp.                  4.2%

Top Five Industries                     (% of Net Assets)
Financial - Diversified                      12.7%
Banks                                        12.1%
United States Government Agencies            6.5%
Utilities - Electric                         5.3%
Real Estate                                  4.2%

/s/John Riazzi
John Riazzi
Fund Manager
Dean Investment Associates


Class A $13,539
Russell 1000 (1) $21,836
LBIGCB (1) $12,664

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00

                    6 months  1 year    From Inception Inception Date
Class A (NAV)       2.74%     (4.10)%   8.16%          10/1/95
Class A (POP)       (2.91)%   (9.38)%   6.83%          10/1/95
Russell 1000 1      (0.99)%   (3.81)%   18.33%         10/1/95
LBIGCB1             1.05%     1.52%     5.54%          10/1/95
Composite Index 2   (1.95)%   (1.17)%   12.18%         10/1/95
Class B (NAV)       2.45%     (4.68)%   7.47%          10/1/95
Class B (POP)       (2.55)%   (9.44)%   7.30%          10/1/95
Class C (NAV) 3     2.45%     -         2.45%          11/1/99
Class M (NAV)       2.49%     (4.59)%   7.58%          10/1/95
Class M (POP)       0.47%     (6.49)%   7.34%          10/1/95

Notes
1 The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 The Composite Index reflects an equal blend of the two benchmark indices, the Russell 1000 and the LBIGCB.
3 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          2.0                 1.1
Consumer Cyclical        11.8                7.6
Consumer Non Cyclical    6.1                 5.6
Energy                   5.4                 5.3
Financial                39.3                41.0
Independent              2.7                 3.3
Industrial               2.2                 3.0
Technology               9.1                 10.2
Utilities                8.8                 11.8
Long-term U.S. Gov't                         6.6
Short-term               12.0                3.8

Asset Allocation Investing
Asset allocation investing is an approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX LKCM Strategic Total Return
Credit Quality of Bonds
(% of Net Assets)
AAA       8.3%
AA        3.9%
A         14.2%
BBB       5.1%
BB        -
B         2.2%
All C's   -
NA        -
Not Rated -

Objective/Focus
Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

Market Environment
Though the stock market performed well across the last six months, the period consisted of several wild swings, including two market "corrections" and several powerful rallies. The character of the equity market dramatically influenced fund performance. Short-term interest rates continued to edge higher as the Federal Reserve continued its gradual tightening of monetary policy. A higher interest rate environment is generally negative for the stock market and the Fed action clearly added to the short-term volatility. At the same time, huge money flows into the market from individual and foreign investors fueled "tech-mania" and a dramatic rally in technology stocks. Late in the period, however, the combination of higher interest rates, the Microsoft antitrust ruling, and an overwhelming supply of IPOs dampened investor enthusiasm for the group. Performance
The fund's common stock investments were the largest contributor to absolute performance, which should be expected over the long term and during most periods. Bonds continued to act as a value-added component of the fund by mitigating risk, generating income, and providing returns in excess of passively managed fixed-income alternatives. The fund underperformed its benchmark for the six-month period ended April 30, 2000. Please refer to the performance table for additional information. Overall, the fund experienced limited downside volatility during both of the stock market downdrafts during the period.
Strategy Review
Though stock selection was a sound contributor to performance this period, sector exposure relative to the overall market was less successful. Specifically, an underweighted position in financial services and an overweighted position in consumer staples prevented the fund from fully participating in the powerful stock market rally in March. On the other hand, good stock selection and our diversified investment approach allowed the fund to perform well in April, an especially harsh month for the stock market.
The fund's healthcare investments provide a telling example of successful stock selection. Interestingly, healthcare stocks in general did not perform particularly well over the period, mainly because of lackluster stock price performance by pharmaceutical concerns. The fund's healthcare exposure, however, emphasized niche companies outside of mainstream branded pharmaceuticals and performed extremely well. Medtronic, a maker of cardiac devices, Teva Pharmaceuticals, a generic drug manufacturer, and Sybron, a supplier of laboratory products, serve as some examples.
Outlook
Given  the  Fed's  bias towards further rate increases, we expect  continued
volatility among financial assets. We remain, however, encouraged by the health of the US economy, improvement in the global economy, and unprecedented innovation. We continue to believe that IDEX LKCM Strategic Total Return is well positioned when the balance of risks and opportunities present in the current capital markets is considered. Our analytical efforts will continue to be focused on uncovering attractive investment opportunities and managing overall fund risk.

Five Largest Holdings         (% of Net Assets)
Diebold, Inc.                      2.4%
General Electric Company           2.4%
EMC Corp.                          2.3%
Medtronic, Inc.                    2.0%
Pharmacia Corp.                    2.0%

Top Five Industries           (% of Net Assets)
Communications                     13.0%
Financial - Diversified            8.7%
Utilities - Telephone              8.5%
U.S. Government Securities         8.3%
Computers                          5.4%

/s/Luther King
Luther King

/s/Scot C. Hollmann
Scot C. Hollmann
Co-Fund Managers
Luther King Capital Management


Class A $19,851
S&P 500 (1) $31,625
LBIGCB (1) $14,267

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00

                     6  months  1 year    5 year    From Inception Inception
Date
Class A (NAV)       2.58%     3.82%     13.84%    14.68%         12/2/94
Class A (POP)       (3.06)%   (1.89)%   12.56%    13.49%         12/2/94
LBIGCB1             1.05%     1.52%     6.19%     6.85%          12/2/94
S&P 500 1           7.19%     10.13%    25.26%    26.25%         12/2/94
Composite Index 2   4.10%     6.45%     16.10%    17.00%         12/2/94
Class B (NAV)       2.30%     3.21%     -         12.62%         10/1/95
Class B (POP)       (2.70)%   (1.79)%   -         12.48%         10/1/95
Class C (NAV) 3     2.30%     -         -         2.30%          11/1/99
Class M (NAV)       2.34%     3.30%     13.24%    14.08%         12/2/94
Class M (POP)       0.32%     1.27%     13.02%    13.87%         12/2/94

Notes
1 The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2     The  Composite  Index reflects an equal blend  of  the  two  benchmark indices.
3 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          1.3                 1.5
Consumer Cyclical        11.0                11.5
Consumer Non Cyclical    8.0                 14.8
Energy                   4.8                 6.8
Financial                13.6                17.5
Independent              0.8                 1.0
Industrial               6.7                 7.5
Technology               30.9                19.9
Utilities                9.3                 11.3
Long-term U.S. Gov't     8.3                 6.5
Short-term               5.1                 1.5


"Style Box" Maturity
Fixed Income
security maturities represented as
short term
(less than 4 years), intermediate term
(4 - 10 years) and long term (more
than 10 years).

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX NWQ Value Equity
Objective/Focus
Maximum  total  return  with minimum risk through investments  primarily  in
common   stocks  showing  above  average  statistical  value  and   are   in
fundamentally attractive industries.

Market Environment
While most major stock market averages reached new highs early in the year, increased volatility in individual stocks may be signaling that the five Federal Reserve tightenings, while not slowing the economy significantly, are having an impact on the financial markets. The NASDAQ index rose 24% from January through early March only to decline a startling 34% in a little more than a month. This decline, led by many stocks in the strong technology and biotechnology sectors, started a major rotation to value stocks as investors appeared to recognize that the valuation disparity between growth and value stocks had become too extreme.
Performance
IDEX NWQ Value Equity's performance benefited from this rotation with strong relative and absolute performance, particularly during the turbulent March/April period. The fund outperformed its benchmark index for the six months ended April 30, 2000. Please refer to the performance table for additional information.
Strategy Review
A number of significant factors contributed to the change in investor sentiment toward value, including strong earnings trends by many so-called "old economy" stocks. Also, with many value stocks selling at historically low valuations, a significant increase in the number of share buybacks, mergers, and leveraged buyouts occurred. Given the intrinsic value of the fund's holdings, we were not surprised when four of our stocks received bids at substantial premiums to the prior market prices over just the last four months. Finally, a whiff of inflation appeared, which is frequently good for many value sectors, including energy and oil service. These two sectors were particularly strong performers in our fund over the last several months.
The old adage was "don't fight the Fed"; the current motto seems to be "Forget the Fed". While Mr. Greenspan has rightly won praise from all quarters for his stewardship over the past fourteen years, we remain concerned that the economy will not cooperate this time. The risk is the Fed, insistent in its belief that growth cannot exceed 31/2% without unleashing inflation, will be forced to raise interest rates much higher than the market currently expects. Given the politics of an election cycle, it may be difficult for the Fed to pursue an extremely aggressive course this year. Still, with other economies around the world beginning to accelerate, we could be in for a prolonged battle. To date, the economy has shrugged off the Fed rate hikes. At some point the Fed will be more difficult to ignore.
Outlook
As a value manager, we place great emphasis on the valuation measures of the stocks in which we invest-measures that historically have provided a safety margin with less risk than the growth style. Nevertheless, as long-term value investors, we recognize that it is not uncommon to experience periods when our value style underperforms. Recent market action is a hopeful signal this period of underperformance is coming to an end.

Five Largest Holdings    (% of Net Assets)
Texas Instruments, Inc.       4.4%
MediaOne Group, Inc.          3.8%
Delta Air Lines, Inc.         3.1%
Wells Fargo & Company         3.1%
The Coastal Corp.             2.7%

Top Five Industries           (% of Net Assets)
Financial - Diversified            8.0%
Communications                     7.9%
Oil Companies - Major              7.6%
Oilfield Equipment and Services    5.6%
Insurance                          5.5%

/s/Edward C. Friedel
Edward C. Friedel
Fund Manager
NWQ Investment Management Company, Inc.


Class A $11,880
S&P 500 (1) $18,366

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00

                    6 months  1 year    From Inception      Inception Date
Class A (NAV)       8.22%     (1.15)%   7.33%               2/1/97
Class A (POP)       2.26%     (6.59)%   5.47%               2/1/97
S&P 500 1           7.19%     10.13%    22.58%              2/1/97
Class B (NAV)       7.91%     (1.75)%   6.68%               2/1/97
Class B (POP)       2.91%     (6.66)%   6.14%               2/1/97
Class C (NAV) 2     7.91%     -         7.91%               11/1/99
Class M (NAV)       7.99%     (1.63)%   6.79%               2/1/97
Class M (POP)       5.91%     (3.59)%   6.46%               2/1/97

Notes
1 The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Basic Materials          4.8                 3.6
Consumer Cyclical        10.0                10.2
Consumer Non Cyclical    6.2                 4.5
Energy                   16.4                10.5
Financial                20.2                29.7
Independent              3.6                 3.5
Industrial               8.0                 11.1
Technology               17.7                15.5
Utilities                3.5
Short-term               11.4                10.1

Value Investing
Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX C.A.S.E. Growth
Objective/Focus
Growth of capital through investments in stocks exhibiting below market risk and below market multiples with above average fundamentals.

Market Environment
An incredibly volatile stock market coupled with what appears to be an economic boom without end has left investors chasing their tails-buying blue-chip stocks one day and dumping them for technology stocks the next. At the same time, the "boomers" are nearing retirement and are unintentionally inflating the stock market the same way their predecessors inflated real estate prices in the early 1980's. Indeed, the boomers have rippled through our economic system for the last half-century, putting price pressure on goods and services.
Meanwhile,  the  Department of Commerce has predicted a  25%  gain  in  this
year's   shipments  of  computers,  computer  parts,  and  telecommunication equipment, the implication being that information technology has become the driving force behind the U.S. economy. In this environment, there will likely emerge 20 to 30 dominant high-tech companies out of the nearly 600 which have become public. It seems to us that many of the high-tech newcomers are little more than hollow shells held together only by investor confidence.
Performance
For the six months ended April 30, 2000, IDEX C.A.S.E. Growth underperformed its benchmark, the Wilshire 5000. The NASDAQ's high-tech meltdown and the retail sector's slow recovery noticeably impacted the fund's returns. Please refer to the performance table for additional information.
Strategy Review
As a rule, we keep a very close eye on the factors that cause inflation. If inflation is going to work its way into our economic system, we want to be in position to protect the fund from its influences. But across this period, corporate earnings continued their robust growth and inflationary pressures actually subsided, making for a generally good investing background. The great majority of tech stocks, however, are priced for perfection. Many of these companies are selling at extreme price-to-earnings ratios even while they're burning up capital at staggering rates. With little or no underlying fundamentals to support them, we think these stocks exhibit far greater downsides than upsides. There are sectors in this environment growing just as fast as technology but far more reasonably priced. Our above market weightings are in energy, finance, communications, and other more stable segments of the economy. Our technology holdings are in those companies that appear to have a firm grasp on the long-term future of this exciting industry.
Outlook
It's likely the Federal Reserve will further raise short-term interest rates. High-priced tech stocks are sensitive to rising rates because customers often delay their purchases rather than grappling with higher borrowing costs. At this stage of the economic cycle, we are likely to only market weight the fund's technology holdings. We're also paying careful attention to the "value" component of the fund's investments. We do this because value stocks offer a measure of downside market protection often missing from the high-priced, high-risk, high-momentum style of investing.

Five Largest Holdings              (% of Net Assets)
Genesco, Inc.                           8.0%
ANTEC Corp.                             4.1%
Abercrombie & Fitche Company Class A    3.9%
Jones Apparel Group                     3.8%
Transocean Sedco Forex, Inc.            3.8%

Top Five Industries           (% of Net Assets)
Communications                     23.2%
Software                           12.2%
Footwear                           11.9%
Pharmaceuticals                    7.6%
Retailers - Apparel                6.6%

/s/William E. Lange
William E. Lange
Fund Manager
C.A.S.E. Management, Inc.


Class A $13,913
Wilshire 5000 (1) $21,470

This graph compares the 4/30/00 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Returns for the Period Ended 4/30/00

                    6 months  1 year    From Inception      Inception Date
Class A (NAV)       (1.85)%   (0.35)%   9.54%               2/1/96
Class A (POP)       (7.25)%   (5.83)%   8.09%               2/1/96
Wilshire 5000 1     9.45%     11.83%    21.98%              2/1/96
Class B (NAV)       (2.13)%   (0.90)%   8.91%               2/1/96
Class B (POP)       (7.02)%   (5.86)%   8.73%               2/1/96
Class C (NAV) 2     (2.13)%   -         (2.13)%             11/1/99
Class M (NAV)       (2.08)%   (0.82)%   9.01%               2/1/96
Class M (POP)       (4.03)%   (2.79)%   8.75%               2/1/96

Notes
1 The Wilshire 5000 Equity (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2 Effective November 1, 1999 the fund began offering a new Class C share. The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
This fund is currently heavily weighted in technology stocks, which generally involve greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments by Sector as a Percentage of Net Assets

                         4/30/2000           10/31/1999
Consumer Cyclical        21.5                20.2
Consumer Non Cyclical    7.6                 8.8
Energy                   8.9                 4.1
Financial                9.0                 6.1
Independent                                  2.7
Industrial               3.1                 4.2
Technology               45.5                43.1
Utilities                3.3                 4.3
Short-term               2.0                 6.6

Sector
A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the Wall Street Journal.

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

Preface to the Schedule of Investments

This  schedule provides a complete listing of each fund's holdings at period end.
For all funds except IDEX GE International Equity, IDEX JCC Global and IDEX AEGON Tax Exempt, positions are grouped together first by asset type, then by sector, then by basic industry. Within an industry, securities are listed alphabetically.
IDEX GE International Equity and IDEX JCC Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.
IDEX AEGON Tax Exempt invests in municipal securities, which are more easily categorized by state. Within each state, securities are listed in descending market value. For purposes of simplicity, sectors and industries are not included as grouping levels for these three funds.
Please refer to the graphics presented on these two pages for more detailed explanations.

This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are often opened to hedge currency exposure involved with the purchase or sale of a non-U.S. security. Purchases and sales of non-U.S. securities are denominated and usually settle in the currency of their country of issue. In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to the fund's prospectus for specifics. Notional Amount refers to the quantity of foreign currency listed under Description. The U.S. dollar equivalent, as valued at period end, is listed under Value.


April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX JCC GROWTH
   Description                                         Shares         Value
COMMON STOCK  (81.9%)
                 Consumer,                 Cyclical                  (18.8%)
Broadcasting  (9.4%)
   AMFM, Inc. *                                    1,673,310  $111,065,951
   Comcast Corp. Class A                           1,055,115    42,270,545
   EchoStar Communications Corp. *                   506,105    32,232,562
   Time Warner, Inc.                               1,972,155   177,370,690
   Viacom, Inc. Class B *                            849,810    46,208,419
                                                               409,148,167
              Retailers            -            Broadline             (2.6%)
Costco Wholesale Corp. *                           2,096,620   113,348,519

              Retailers            -            Specialty             (6.8%)
Amazon.com, Inc. *                                 1,858,630   102,573,143
   eBay, Inc. *                                      236,645    37,670,926
   Home Depot, Inc.                                1,819,882   102,027,135
   Staples, Inc. *                                 2,744,755    52,321,892
                                                               294,593,096
                                Energy                                (2.9%)
Oilfield                Equipment                and                Services
Enron Corp.                                        1,780,680   124,091,137

                              Financial                               (1.7%)
Diversified
American Express Company                             491,365    73,735,460

                              Industrial                              (5.4%)
Diversified
General Electric Company                           1,496,765   235,366,296

                             Technology                              (53.1%)
Advanced                Medical               Devices                 (1.7%)
Medtronic, Inc.                                    1,413,810    73,429,757

                             Biotechnology                            (0.5%)
Genentech, Inc. *                                    165,715    19,388,655

                            Communications                           (18.1%)
AT&T Corp. Liberty Media Class A *                 1,472,615    73,538,712
   Cisco Systems, Inc. *                           4,382,412   303,824,407
   Nextel Communications, Inc. Class A *             754,030    82,519,158
   Nortel Networks Corp.                             556,490    63,022,492
   NTT Mobile Communications +                        26,030    86,983,524
   Telefonica SA ADR *                               488,805    32,383,331
   Tellabs, Inc. *                                 1,146,390    62,836,502
   Vodafone AirTouch PLC ADR                       1,675,190    78,733,930
                                                               783,842,056
                               Computers                              (5.7%)
3Com Corp. *                                       1,053,600    41,551,350
   Check Point Software Technologies, Ltd. *         206,580    35,802,896
   Dell Computer Corp. *                           1,599,335    80,166,667
   EMC Corp. *                                       351,730    48,868,487
   VeriSign, Inc. *                                  290,490    40,487,044
                                                               246,876,444
                              Diversified                             (5.8%)
Exodus Communications *                            1,077,885    95,325,455
   JDS Uniphase Corp. *                              700,280    72,610,282
   Network Solutions, Inc. *                         201,000    29,748,000
   NTL, Inc. *                                       695,482    53,204,373
                                                               250,888,110
                            Semiconductors                            (7.8%)
Lam Research Corp. *                               1,716,210    78,731,134
   Texas Instruments, Inc.                           865,760   141,010,660
   Xilinx, Inc. *                                  1,623,875   118,948,844
                                                               338,690,638

                               Software                              (13.5%)
America Online, Inc. *                             3,430,345  $205,177,510
   BEA Systems, Inc. *                             1,831,380    88,364,085
   Microsoft Corp. *                               2,326,000   162,238,500
   Sapient Corp. *                                   386,565    30,611,116
   VERITAS Software Corp. 144A *                     915,497    98,201,358
   Vignette Corp. *                                   43,925     2,116,636
                                                               586,709,205

Total Common Stock (cost $2,099,203,711)                     3,550,107,540

CONVERTIBLE PREFERRED STOCK  (11.5%)
                                                                  Technology
Diversified
Nokia Corp. OY ADR (cost $38,705,587)              8,767,600   498,657,250


   Description                                      Principal        Value
NON-CONVERTIBLE CORPORATE BONDS  (0.1%)
                                                                   Financial
Diversified
Charter Communications Holdings LLC
   8.625%  4-1-2009 (cost $7,166,968)             $7,188,000    $6,280,515

SHORT-TERM SECURITIES  (6.9%)
                  Commercial                  Paper                   (0.9%)
Household Finance Company 6.000%  5-1-2000        37,400,000    37,400,000

                 Repurchase                Agreements                 (0.0%)
State Street Bank & Trust ***
   3.500%  Repurchase Agreement dated 4-28-2000
   to be repurchased at  $26,064 on 5-1-2000          26,059        26,059

        United        States        Government       Agencies         (6.0%)
Federal Home Loan Bank
   5.780%  5-22-2000                              25,000,000    24,915,708
   5.890%  6-30-2000                              30,000,000    29,705,500
   5.920%  5-8-2000                               40,000,000    39,953,956
                                                                94,575,164
   Federal Home Loan Mortgage Corp.
   5.100%  5-25-2000                              25,000,000    24,915,000
   5.880%  6-8-2000                               10,000,000     9,937,933
   6.040%  10-4-2000                              40,000,000    38,953,067
                                                                73,806,000
   Federal National Mortgage Association
   5.820%  7-20-2000                              25,000,000    24,676,111
   5.980%  6-22-2000                              30,000,000    29,740,867
   6.070%  9-13-2000                              40,000,000    39,089,500
                                                                93,506,478

Total Short-Term Securities (cost $299,313,701)                299,313,701

Total Investments (100.4%) (cost $2,444,389,967)             4,354,359,006

Liabilities In Excess of Other Assets (-0.4%)                  (20,564,365)
Net Assets (100.0%)                                          $4,333,794,641


April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX JCC GLOBAL
  Description                                          Shares         Value
Australia                                                             (0.2%)
COMMON STOCK  (0.1%)
  News Corp., Ltd. ADR                                29,770    $1,531,294

 NON-CONVERTIBLE PREFERRED STOCK  (0.1%)
  News Corp., Ltd. ADR                                55,830     2,456,520
                                                                 3,987,814
Brazil                                                                (1.5%)
COMMON                                                                 STOCK
Globo Cabo SA ADR *                                  145,585     2,411,252
  Petroleo Brasileiro SA ADR                         397,080     9,407,381
  Telecomunicacoes Brasileiras Telebras SA ADR       114,810    13,569,107
  Tele Norte Leste SA ADR                             13,443       239,461
                                                                25,627,201
Canada                                                                (3.4%)
COMMON                                                                 STOCK
Celestica, Inc. *                                    169,155     9,229,520
  Celestica, Inc. *                                   10,022       540,687
  Le Groupe Videotron Ltee                           300,766     7,229,757
  Newbridge Networks Corp.                            88,025     3,152,395
  Nortel Networks Corp.                              200,435    22,699,264
  QLT Phototherapeutics, Inc. *                       15,980       887,889
  Rogers Communications, Inc.   *                    186,432     4,852,771
  Shaw Communications, Inc.                          358,333     8,383,685
                                                                56,975,968
Egypt                                                                 (0.1%)
COMMON                                                                 STOCK
MobiNil-Egyptian Mobile Services   *                  36,838     1,404,373

Finland                                                               (6.2%)
COMMON                             STOCK                              (4.0%)
Nokia Corp. OY                                       993,056    56,978,405
  Sonera OY                                           73,775     4,058,558
  Tieto Corp. OY                                     145,053     6,990,525
                                                                68,027,488
 CONVERTIBLE PREFERRED STOCK  (2.2%)
  Nokia Corp. OY ADR                                 663,785    37,752,772
                                                               105,780,260
France                                                                (3.3%)
COMMON                                                                 STOCK
Alcatel Alsthom Compagnie Generale d'Electricite   *  24,959     5,787,281
  Atos SA   *                                         18,679     2,019,495
  Canal Plus                                          19,924     3,840,781
  Cap Gemini Sogeti SA                                32,421     6,367,770
  Total SA                                           245,472    37,253,363
                                                                55,268,690
Germany                                                               (1.7%)
COMMON                             STOCK                              (1.5%)
EM.TV & Merchandising AG                              67,636     5,252,221
  Intershop Communications AG   *                     10,068     4,238,688
  Marschollek, Lautenschlaeger und Partner AG         20,850    10,958,247
  Porsche AG                                             992     2,552,281
  Software AG   *                                     30,239     3,085,087
                                                                26,086,524
 NON-CONVERTIBLE PREFERRED STOCK  (0.2%)
  SAP AG                                               5,402     3,126,513
                                                                29,213,037
Hong                               Kong                               (4.4%)
COMMON                                                                 STOCK
China Telecom, Ltd.   *                            1,046,000     7,553,728
  China Telecom, Ltd. ADR *                          395,480    58,011,973
  Citic Pacific, Ltd.   *                          1,634,000     7,489,062
  Legend Holdings, Ltd.                            1,372,000     1,594,079
                                                                74,648,842

India                                                                 (0.2%)
COMMON                                                                 STOCK
Reliance Industries, Ltd. GDR 144A *                 206,631    $3,283,863

Israel                                                                (1.1%)
COMMON                                                                 STOCK
Check Point Software Technologies, Ltd. *            108,510    18,806,139

Italy                                                                 (0.7%)
COMMON STOCK
  Bipop-Carire SpA                                    83,220     7,567,195
  Telecom Italia SpA                                 443,797     4,237,218
                                                                11,804,413
Japan  (11.4%)
                                 COMMON                                STOCK
Fuji Bank, Ltd.                                      745,000     6,206,609
  Fujitsu, Ltd.                                      185,000     5,240,211
  Furukawa Electric Company, Ltd.                    832,000    11,544,645
  Ito-Yokado Company, Ltd.                            28,000     2,044,988
  Japan Tobacco, Inc.                                    482     3,547,070
  Murata Manufacturing Company, Ltd.                  59,000    11,469,037
  NEC Corp.                                          435,000    11,838,378
  Nippon Telegraph & Telephone Corp.                     186     2,307,137
  NTT Data Communications Systems Corp.                  281     3,745,626
  NTT Mobile Communications                            2,117    70,743,035
  Rohm Company, Ltd.                                   7,800     2,613,719
  Softbank Corp.                                      22,500     5,540,128
  Softbank Corp. *                                    45,000    11,121,911
  Sony Corp.                                         118,900    13,658,697
  Sony Corp. *                                       118,900    13,757,753
  Takeda Chemical Industries, Ltd.                   178,000    11,715,079
  The Tokio Marine & Fire Insurance Company, Ltd.    323,000     3,151,365
  Yamanouchi Parmaceutica                             63,000     3,329,908
                                                               193,575,296
Mexico  (3.2%)
 COMMON STOCK
  Grupo Televisa SA de C.V. GDR *                    249,795    15,846,371
  Telefonos de Mexico SA de C.V. ADR                 659,375    38,779,492
                                                                54,625,863
Netherlands                                                           (4.6%)
COMMON STOCK
  ASM Lithography Holding NV *                        80,501     3,147,581
  ASM Lithography Holding NV NYRS *                   11,085       443,400
  CompleTel Europe NV *                              490,013     8,599,478
  Getronics NV                                       175,496    10,468,351
  Gucci Group NV NYRS                                 28,625     2,508,266
  Koninklijke (Royal) Philips Electronics NV         446,488    19,922,005
  Koninklijke (Royal) Philips Electronics NV NYRS    307,949    13,742,224
  STMicroelectronics NV NYRS                           7,130     1,352,472
  STMicroelectronics NV                               62,863    11,998,162
  United Pan-Europe Communications NV *              140,464     5,112,788
  World Online International NV *                     46,321       623,371
                                                                77,918,098
South                             Africa                              (0.3%)
COMMON                                                                 STOCK
Dimension Data Holdings, Ltd.                        890,600     5,844,521

South                              Korea                              (1.4%)
COMMON                                                                 STOCK
Dacom Corp. *                                         12,550     1,820,725
  Hanaro Telecom, Inc. ADR *                          78,140       620,236
  Samsung Electronics *                               29,190     7,890,967
  SK Telecom Company, Ltd. ADR                       434,835    13,941,897
                                                                24,273,825

Spain                                                                 (2.3%)
COMMON                                                                 STOCK
Banco Bilbao Vizcaya SA                              799,737   $10,908,013
  Telefonica SA                                    1,176,554    26,189,697
  Telefonica SA ADR *                                 35,869     2,376,321
                                                                39,474,031
Sweden                                                                (4.9%)
COMMON STOCK
  Assa Abloy AB Class B                              776,542    15,805,968
  L.M. Ericsson Telephone Company Class B            186,679    16,639,434
  L.M. Ericsson Telephone Company Class B ADR        379,806    33,589,093
  Securitas AB                                       638,244    16,559,968
                                                                82,594,463
Switzerland                                                           (0.4%)
COMMON                                                                 STOCK
Carrier 1 International SA *                          36,117     2,692,977
  Synthes-Stratec, Inc. 144A                          10,164     4,319,700
                                                                 7,012,677
United                            Kingdom                             (9.1%)
COMMON                                                                 STOCK
Autonomy Corp. PLC *                                   9,269     1,265,219
  Capita Group PLC                                    51,566     1,320,096
  COLT Telecom Group PLC *                           290,557    12,641,039
  Compass Group PLC                                  377,861     5,397,543
  Energis PLC *                                      249,602    12,298,605
  Flextech PLC *                                      40,444     1,206,991
  Hays PLC                                           469,958     3,243,326
  interactive investor international PLC *         1,176,439     1,920,027
  Logica PLC                                         308,468     9,320,837
  Prudential PLC                                     831,741    12,857,053
  SEMA Group PLC                                     256,620     4,140,344
  Telewest Communications PLC *                    1,258,869     7,699,700
  The Sage Group PLC                                 274,961     3,089,996
  Vodafone AirTouch PLC                           12,542,771    57,220,301
  Vodafone AirTouch PLC ADR                          225,305    10,589,335
  Williams PLC                                       381,826     2,155,856
  Zeneca Group PLC                                   183,312     7,667,487
                                                               154,033,755
United                            States                             (37.9%)
COMMON                             STOCK                             (25.8%)
3Com Corp. *                                         143,110     5,643,901
  Amazon.com, Inc. *                                  97,555     5,383,816
  Amdocs, Ltd. *                                     236,850    16,031,784
  America Online, Inc. *                             150,705     9,014,043
  American Express Company                            71,955    10,797,747
  AMFM, Inc. *                                        38,950     2,585,306
  Applied Materials, Inc. *                           40,610     4,134,606
  AstraZeneca PLC                                      2,155        90,779
  AT&T Corp. Liberty Media Class A *                 397,945    19,872,378
  BEA Systems, Inc. *                                117,120     5,651,040
  Celera Genomics, Inc. *                             24,030     1,982,475
  Cisco Systems, Inc. *                              904,520    62,708,676
  Clear Channel Communications, Inc. *                90,585     6,522,120
  Comcast Corp. Class A                              259,340    10,389,809
  Comverse Technology, Inc. *                         70,510     6,288,611
  Corning, Inc.                                       66,825    13,197,937
  EMC Corp. *                                        128,315    17,827,765
  Enron Corp.                                        112,160     7,816,150
  Genentech, Inc. *                                   40,585     4,748,445
  General Electric Company                           109,220    17,174,845
  i2 Technologies, Inc. *                             30,950     4,000,288
  Incyte Pharmaceuticals, Inc. *                      17,700     1,361,794
  Infinity Broadcasting Corp. *                       30,090     1,021,179
  JDS Uniphase Corp. *                               163,930    16,997,492

United States  (continued)
 Johnson & Johnson                                   168,970   $13,940,025
 Level 3 Communications, Inc. *                       60,320     5,368,480
 MarchFIRST, Inc. *                                   10,466       221,094
 Medtronic, Inc.                                     229,880    11,939,393
 Microsoft Corp. *                                    43,565     3,038,659
 Nextel Communications, Inc. Class A *                26,195     2,866,715
 NTL, Inc. *                                          79,428     6,076,242
 Paychex, Inc.                                        87,055     4,581,269
 PE Corp-PE Biosystems Group                          57,450     3,447,000
 Pfizer, Inc.                                        354,295    14,924,677
 Pharmacia Corp.                                     154,101     7,695,439
 Phone.com, Inc. *                                    50,700     4,258,800
 QUALCOMM, Inc. *                                     26,755     2,901,245
 Schering Plough Corp.                                80,395     3,240,923
 Sepracor, Inc. *                                     61,300     5,639,600
 Sprint Corp.                                         39,890     2,193,950
 Staples, Inc. *                                     130,190     2,481,747
 Sun Microsystems, Inc. *                            167,780    15,425,274
 Texas Instruments, Inc.                              82,290    13,402,984
 Time Warner, Inc.                                   413,105    37,153,631
 VeriSign, Inc. *                                     22,670     3,159,631
 VERITAS Software Corp. 144A *                        10,785     1,156,860
 Viacom, Inc. Class B *                              163,125     8,869,922
 Viatel, Inc. *                                      142,975     5,468,794
 Warner-Lambert Company                               52,221     5,943,403
                                                               436,638,743

  Description                                       Principal        Value
NON-CONVERTIBLE             CORPORATE             BONDS               (0.1%)
United Pan-Europe Communications NV 144A
  11.250%  2-1-2010                               $1,453,000    $1,351,290
 United Pan-Europe Communications NV 144A
  11.500%  2-1-2010                                  801,000       736,920
                                                                 2,088,210
SHORT-TERM                        SECURITIES                         (12.0%)
Federal                   Home                   Loan                   Bank
5.770%  5-26-2000                                 25,000,000    24,899,826
 5.780%  5-22-2000                                20,000,000    19,932,567
 5.890%  6-30-2000                                20,000,000    19,803,667
 5.930%  6-30-2000                                50,000,000    49,505,833
 Federal Home Loan Mortgage Corp.
 5.850%  6-1-2000                                 20,000,000    19,899,250
 5.940%  6-8-2000                                 10,000,000     9,937,300
 5.950%  7-3-2000                                  2,000,000    19,791,750
 Household Finance Company
 6.000%  5-1-2000                                 39,800,000    39,800,000
 State Street Bank & Trust ***
 3.500%  Repurchase Agreement dated 4-28-2000
 to be repurchased at  $10,638 on 5-1-2000
 (cost $10,636)                                       10,636        10,636
                                                               203,580,829
                                                               642,307,782

Total Investments (98.3%) (cost $1,152,826,732)              1,668,460,911

Notional Amount       Description                                    Value
 UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
 CURRENCY CONTRACTS (0.8%) @
B     244,263 British Pound 5-2-2000                     Sell       $6,246
B     312,173 British Pound 5-2-2000                     Sell        7,983
B     165,223 British Pound 5-3-2000                     Sell        4,309
B     629,745 British Pound 5-4-2000                     Sell       15,171
B     79,918 British Pound 5-5-2000                       Buy       (1,805)
B     6,209 British Pound 5-5-2000                       Sell          142
B     22,300,000 British Pound 6-9-2000                  Sell    1,110,081
B     2,000,000 British Pound 6-9-2000                    Buy      (39,168)
B     13,700,000 British Pound 9-8-2000                  Sell      357,871
B     5,300,000 British Pound 9-22-2000                  Sell      198,149
B     5,000,000 British Pound 9-22-2000                   Buy     (151,308)
B     9,000,000 British Pound 9-29-2000                  Sell      286,010
C     3,500,000 Canadian Dollar 5-18-2000                Sell       59,761
C     3,700,000 Canadian Dollar 9-22-2000                Sell       41,269
E     579,287 Euro 5-2-2000                              Sell        7,664
E     406,568 Euro 5-3-2000                              Sell         (752)
E     21,000,000 Euro 5-18-2000                          Sell    2,002,847
E     1,369,586 Euro 5-31-2000                            Buy      (18,137)
E     95,368 Euro 5-31-2000                              Sell        1,568
E     12,800,000 Euro 6-2-2000                           Sell    1,711,893
E     3,300,000 Euro 6-2-2000                             Buy     (171,870)
E     43,300,000 Euro 6-9-2000                           Sell    3,656,379
E     41,000,000 Euro 6-9-2000                            Buy   (2,130,353)
E     63,750,000 Euro 9-8-2000                           Sell    2,484,955
E     17,100,000 Euro 9-8-2000                            Buy     (837,654)
E     13,000,000 Euro 9-22-2000                          Sell      569,066
E     25,900,000 Euro 9-29-2000                          Sell    1,208,920
E     1,400,000 Euro 9-29-2000                            Buy      (62,645)
E     39,800,000 Euro 10-5-2000                          Sell    1,550,254
F     1,900,000 Swiss Franc 6-2-2000                     Sell      138,619
F     1,900,000 Swiss Franc 6-2-2000                      Buy      (72,600)
H     270,000,000 Hong Kong Dollar 5-7-2001              Sell     (376,527)
H     45,000,000 Hong Kong Dollar 5-7-2001                Buy       11,100
H     190,000,000 Hong Kong Dollar 5-10-2001             Sell      (97,976)
J     42,018,731 Japanese Yen 5-1-2000                    Buy       (5,788)
J     44,488,732 Japanese Yen 5-2-2000                    Buy       (6,380)
J     940,000,000 Japanese Yen 5-18-2000                 Sell      221,207
J     6,770,000,000 Japanese Yen 9-8-2000                Sell      867,046
J     1,260,000,000 Japanese Yen 9-14-2000               Sell      (33,929)
J     1,260,000,000 Japanese Yen 9-14-2000                Buy     (340,003)
J     1,135,000,000 Japanese Yen 9-22-2000               Sell      323,506
J     800,000,000 Japanese Yen 9-22-2000                  Buy     (224,842)
J     875,000,000 Japanese Yen 9-29-2000                 Sell      193,087
J     440,000,000 Japanese Yen 9-29-2000                  Buy     (154,120)
J     1,200,000,000 Japanese Yen 10-5-2000               Sell      424,902
Total       Unrealized      Net      Gain      on      Forward       Foreign
Currency Contracts                                              12,734,148

Assets In Excess of Other Liabilities (0.9%)                    14,659,919
Net Assets (100.0%)                                          $1,695,854,978


April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX JCC BALANCED
   Description                                         Shares         Value
COMMON                             STOCK                             (35.9%)
Basic                            Materials                            (1.1%)
Chemicals
Lyondell Chemical Company                            178,215    $3,274,701
   Praxair, Inc.                                      13,190       586,130
                                                                 3,860,831
                  Consumer,                 Cyclical                  (7.4%)
Advertising                                                           (0.2%)
DoubleClick, Inc. *                                   11,565       877,493

  Broadcasting  (4.5%)
   Comcast Corp. Class A                             108,999     4,366,772
   Cox Communications, Inc. Class A *                 14,079       602,757
   Hispanic Broadcasting Corp. Class A *              23,520     2,376,990
   Infinity Broadcasting Corp. *                      66,835     2,268,213
   Univision Communications, Inc. Class A *           22,675     2,477,244
   Viacom, Inc. Class B *                             67,695     3,680,916
                                                                15,772,892
  Entertainment  (0.1%)
   Royal Caribbean Cruises, Ltd.                      16,606       345,612

  Retailers - Broadline  (1.3%)
   Costco Wholesale Corp. *                           37,535     2,029,236
   Wal-Mart Stores, Inc.                              45,765     2,534,237
                                                                 4,563,473
  Retailers - Specialty  (1.3%)
   Home Depot, Inc.                                   51,129     2,866,420
   Staples, Inc. *                                    81,385     1,551,401
                                                                 4,417,821
                Consumer,                Non-Cyclical                 (1.1%)
Beverages                                                             (0.1%)
Anheuser-Busch Companies, Inc.                         6,130       432,547

                   Medical                 Supplies                   (0.2%)
Allergan, Inc.                                        12,530       737,704

  Pharmaceuticals  (0.8%)
   King Pharmaceuticals, Inc. *                       21,605     1,066,747
   Pfizer, Inc.                                       41,925     1,766,091
                                                                 2,832,838
                                Energy                                (0.8%)
Oilfield                Equipment                and                Services
Enron Corp.                                           37,695     2,626,870

                              Financial                               (4.2%)
Banks                                                                 (0.3%)
Bank of New York Company, Inc.                        28,325     1,163,095

                              Diversified                             (2.1%)
American Express Company                              22,140     3,322,384
   Associates First Capital Corp. Class A             34,260       760,144
   Citigroup, Inc.                                    49,345     2,932,943
   Firstar Corp.                                       4,935       122,758
   ONO Finance PLC 144A *                                350        47,738
                                                                 7,185,967
                               Insurance                              (1.0%)
American International Group, Inc.                     7,780       853,369
   Prudential PLC +                                  180,719     2,793,554
                                                                 3,646,923
                  Securities                 Brokers                  (0.8%)
Charles Schwab Corp.                                  62,676     2,789,082

                              Industrial                              (4.5%)
Electronic         Components         and         Equipment           (0.8%)
Symbol Technologies, Inc.                             48,505     2,704,153


                              Diversified                             (3.7%)
Corning, Inc.                                         10,490    $2,071,775
   General Electric Company                           70,430    11,075,118
                                                                13,146,893
                             Technology                              (15.5%)
Biotechnology                                                         (1.1%)
Genentech, Inc. *                                     18,285     2,139,345
   Pharmacia Corp.                                    31,135     1,554,804
                                                                 3,694,149
                            Communications                            (4.0%)
AT&T Corp. Liberty Media Class A *                    91,185     4,553,551
   Cisco Systems, Inc. *                              54,558     3,782,404
   Nextel Communications, Inc. Class A *               8,240       901,765
   Telefonica SA +                                   159,379     3,547,723
   Telefonica SA ADR *                                11,735       777,444
   Vodafone AirTouch PLC ADR                          11,135       523,345
                                                                14,086,232
                               Computers                              (4.0%)
EMC Corp. *                                           52,875     7,346,320
   Paychex, Inc.                                      30,252     1,592,012
   Sun Microsystems, Inc. *                           36,270     3,334,573
   VeriSign, Inc. *                                   13,120     1,828,600
                                                                14,101,505
                              Diversified                             (0.8%)
Gemstar International Group, Ltd. *                   10,550       487,938
   Network Solutions, Inc. *                          10,500     1,554,000
   Nokia Corp. OY +                                   10,024       575,145
                                                                 2,617,083
                            Semiconductors                            (2.4%)
Linear Technology Corp.                               30,760     1,757,165
   Maxim Integrated Products, Inc. *                  30,620     1,984,559
   Texas Instruments, Inc.                            28,330     4,614,249
                                                                 8,355,973
                               Software                               (3.2%)
America Online, Inc. *                                28,685     1,715,721
   Automatic Data Processing, Inc.                    89,160     4,797,923
   Oracle Corp. *                                     41,295     3,301,019
   VERITAS Software Corp. 144A *                      13,057     1,400,567
                                                                11,215,230
                              Utilities                               (1.3%)
Telephone
McLeodUSA, Inc. Class A *                             56,820     1,420,500
   Sprint Corp.                                       54,360     2,989,800
                                                                 4,410,300

Total Common Stock (cost $101,831,395)                         125,584,666

CONVERTIBLE               PREFERRED              STOCK                (7.1%)
Consumer, Cyclical  (2.2%)
                                                                Broadcasting
Comcast Corp.                                         45,035     4,700,528
   Cox Communications, Inc.                           50,000     2,881,250
                                                                 7,581,778
                              Technology                              (2.0%)
Communications                                                        (0.3%)
MediaOne Group, Inc.
(Convertible to Airtouch Communications, Inc.
  Common Stock  8/15/2001)                            12,475     1,248,280
                              Diversified                             (1.5%)
Nokia Corp. OY ADR                                    92,476     5,259,572

                               Software                               (0.2%)
PSINet, Inc. 144A                                     23,320       644,215

                              Utilities                               (2.9%)
Utilities                             -                             Electric
Houston Industries, Inc.                              69,485    10,240,350

Total Convertible Preferred Stock (cost $19,677,879)            24,974,195

   Description                                     Principal         Value
CONVERTIBLE CORPORATE BONDS  (5.0%)
                  Consumer,                 Cyclical                  (0.7%)
Broadcasting
Clear Channel Communications, Inc.
   2.625%  4-1-2003                               $1,432,000    $1,825,800
   Time Warner, Inc. 8.110%  8-15-2006               650,000       655,688
                                                                 2,481,488
                              Technology                              (4.3%)
Communications                                                        (2.6%)
COLT Telecom Group PLC + 2.000%  3-29-2006           913,000     1,804,835
   Nextel Communications, Inc. 4.750%  7-1-2007    2,390,000     5,804,713
   Telewest Communications PLC 144A +
   5.250%  2-19-2007                                 647,000     1,335,019
                                                                 8,944,567
                               Computers                              (0.6%)
EMC Corp. 6.000%  5-15-2004                        1,350,000     2,227,500

                              Diversified                             (0.5%)
NTL, Inc. 7.000%  12-15-2008                         842,000     1,702,945

  Software  (0.6%)
   BEA Systems, Inc. 144A 4.000%  12-15-2006         680,000     1,047,200
   i2 Technologies, Inc. 144A 5.250%  12-15-2006     516,000       959,760
                                                                 2,006,960

Total Convertible Corporate Bonds (cost $14,473,258)            17,363,460

NON-CONVERTIBLE             CORPORATE             BONDS              (23.3%)
Basic                            Materials                            (1.9%)
Chemicals
   E.I. du Pont de Nemours and Company
   6.750%  10-15-2004                              3,300,000     3,225,750
   E.I. du Pont de Nemours and Company
   6.500%  9-1-2002                                  700,000       686,000
   E.I. du Pont de Nemours and Company
   6.875%  10-15-2009                              1,225,000     1,176,000
   Lyondell Chemical Company 9.625%  5-1-2007      1,742,000     1,718,048
                                                                 6,805,798
 Consumer, Cyclical  (5.9%)
  Broadcasting  (2.4%)
   Cox Communications, Inc. 7.000%  8-15-2001      1,400,000     1,382,500
   Cox Communications, Inc. 7.500%  8-15-2004      1,800,000     1,766,250
   Cox Communications, Inc. 7.750%  8-15-2006        800,000       786,000
   Cox Communications, Inc. 7.875%  8-15-2009        900,000       869,625
   CSC Holdings, Inc. 8.125%  8-15-2009              850,000       803,250
   CSC Holdings, Inc. 8.125%  7-15-2009              600,000       568,500
   Galaxy Telecom, Ltd. 12.375%  10-1-2005           800,000       760,000
   Paramount Communications, Inc. 7.500% 7-15-2023   760,000       680,200
   Viacom, Inc. 7.750%  6-1-2005                   1,000,000       991,250
                                                                 8,607,575
  Publishing  (0.3%)
   Frontier Vision Holdings LP 11.000%  10-15-2006   500,000       510,000
   Lenfest Communications, Inc. 8.250%  2-15-2008    500,000       486,875
                                                                   996,875
  Retailers - Broadline  (1.5%)
   Fred Meyer, Inc. 7.450%  3-1-2008                 500,000       468,750
   Wal-Mart Stores, Inc. 6.150%  8-10-2001         2,000,000     1,975,000
   Wal-Mart Stores, Inc. 6.550%  8-10-2004         1,000,000       972,500
   Wal-Mart Stores, Inc. 6.875%  8-10-2009         1,800,000     1,734,750
                                                                 5,151,000
  Retailers - Specialty  (1.7%)
   Home Depot, Inc. 6.500%  9-15-2004              6,150,000     5,934,750

                Consumer,                Non-Cyclical                 (1.0%)
Beverages  (0.6%)
   Coca-Cola Enterprises, Inc. 6.625%  8-1-2004      250,000       241,563
   Coca-Cola Enterprises, Inc. 7.125%  9-30-2009   1,825,000     1,761,125
                                                                 2,002,688
  Food Retailers  (0.1%)
   Safeway, Inc. 6.500%  11-15-2008                  550,000       495,000

  Pharmaceuticals  (0.3%)
   Warner-Lambert Company 6.000%  1-15-2008        1,000,000       922,500

                                Energy                                (0.3%)
Oilfield Equipment and Services
   Enron Corp. 6.580%  9-10-2001                  $1,000,000      $998,300

                              Financial                               (7.2%)
Banks  (0.2%)
   BankBoston Corp. 6.625%  12-1-2005                200,000       188,750
   Northern Trust Corp. 7.100%  8-1-2009             450,000       428,063
                                                                   616,813
  Diversified  (6.7%)
   American Express Company 6.750%  6-23-2004      1,400,000     1,361,500
   Associates Corp. of North America
   5.600%  1-15-2001                                 400,000       396,000
   Firstar Corp. 7.125%  12-1-2009                 1,450,000     1,370,250
   Ford Motor Credit Company 7.250%  1-15-2003     3,200,000     3,172,000
   Ford Motor Credit Company 7.750%  2-15-2007     3,125,000     3,144,531
   General Electric Capital Corp. 7.000% 3-1-2002  4,050,000     4,024,688
   General Electric Capital Corp. 7.000% 2-3-2003  3,325,000     3,291,750
   General Electric Capital Corp. 7.250% 5-3-2004  1,900,000     1,888,125
   General Electric Capital Corp. 7.250% 2-1-2005  1,725,000     1,718,531
   General Electric Capital Corp. 7.375% 1-19-2010 1,675,000     1,677,094
   ONO Finance PLC + 13.000%  5-1-2009               350,000       332,972
   SunAmerica, Inc. 6.750%  10-1-2007              1,000,000       957,500
                                                                23,334,941
  Securities Brokers  (0.3%)
   Charles Schwab Corp. 8.050%  3-1-2010           1,100,000     1,101,375

                              Industrial                              (0.3%)
Diversified
   Tyco International Group SA 144A 6.875% 9-5-2002  900,000       883,125

                              Technology                              (6.4%)
Biotechnology  (0.5%)
   Monsanto Company 6.000%  12-1-2005              1,750,000     1,607,811
  Communications  (4.0%)
   Adelphia Communications Corp. 10.500% 7-15-2004   655,000       659,094
   AT&T Corp. 6.000%  3-15-2009                    3,200,000     2,852,000
   Jones Intercable, Inc. 7.625%  4-15-2008          500,000       481,875
   Liberty Media Corp. 7.875%  7-15-2009           2,600,000     2,486,250
   Lucent Technologies, Inc. 5.500%  11-15-2008    1,300,000     1,153,750
   Metromedia Fiber Network, Inc.
   10.000%  12-15-2009                               500,000       476,250
   Nextel Communications, Inc. 9.375%  11-15-2009  3,043,000     2,906,065
   Orange PLC 9.000%  6-1-2009                       180,000       184,500
   Telewest Communications PLC 144A
    9.875%  2-1-2010                                 650,000       637,000
   VoiceStream Wireless Corp. 144A
     10.375%  11-15-2009                           2,200,000     2,233,000
                                                                14,069,784

                               Computers                              (1.4%)
International Business Machines Corp.
     7.000%  1-28-2002                             1,475,000     1,465,781
   MICROS Systems, Inc. 7.650%  8-15-2009          2,325,000     2,298,844
   Sun Microsystems, Inc. 7.000%  8-15-2002        1,075,000     1,061,563
                                                                 4,826,188
                              Diversified                             (0.3%)
Exodus Communications 11.250%  7-1-2008              249,000       252,112
   NTL, Inc. + 0.000%  4-15-2009                     920,000       807,067
                                                                 1,059,179
                               Software                               (0.2%)
PSINet, Inc. 11.000%  8-1-2009                     1,060,000       932,800

                              Utilities                               (0.3%)
Utilities                             -                            Telephone
ALLTEL Corp. 7.500%  3-1-2006                      1,120,000     1,118,600

 Total Non-Convertible Corporate Bonds (cost $83,544,663)       81,465,102

LONG-TERM               GOVERNMENT              BONDS                (15.9%)
United          States          Government         Agencies           (3.4%)
Federal Home Loan Bank
   6.750%  2-1-2002                               $1,650,000    $1,639,688
   Federal Home Loan Mortgage Corp.
   7.000%  3-15-2010                               1,050,000     1,027,341
   Federal National Mortgage Association
   5.750%  4-15-2003                               6,200,000     5,957,084
   6.250%  11-15-2002                              3,300,000     3,227,334
                                                                 9,184,418
        United       States       Government       Securities        (12.5%)
Treasury Notes
   5.875%  11-30-2001                             10,850,000    10,716,979
   5.875%  11-15-2004                             18,780,000    18,276,696
   6.000%  8-15-2009                              15,200,000    14,861,192
                                                                43,854,867

Total Long-Term Government Bonds (cost $56,625,020)             55,706,314

SHORT-TERM                        SECURITIES                         (12.9%)
Commercial                           Paper                            (8.6%)
Household Finance Company 6.000%  5-1-2000        15,000,000    15,000,000
   The CIT Group, Inc. 6.000%  5-1-2000           15,000,000    15,000,000
                                                                30,000,000
                 Repurchase                Agreements                 (0.0%)
State Street Bank & Trust ***
   3.500%  Repurchase Agreement dated 4-28-2000
   to be repurchased at $22,230 on 5-1-2000           22,226        22,226

        United        States        Government       Agencies         (4.3%)
Federal Home Loan Bank
   5.890%  6-30-2000                              10,000,000     9,901,833
   Federal National Mortgage Association
   5.900%  5-17-2000                               5,000,000     4,986,889
                                                                14,888,722

Total Short-Term Securities (cost $44,910,948)                  44,910,948


Total Investments (100.1%) (cost $321,063,163)                 350,004,685

Notional Amount       Description                                    Value
         UNREALIZED         GAINS         ON         FORWARD         FOREIGN
CURRENCY CONTRACTS (0.0%) @
  B                             687,325 British Pound 5-2-2000          Sell
$13,666
  B                            710,000 British Pound 9-22-2000          Sell
26,545
  B                            340,000 British Pound 10-5-2000          Sell
9,051
Total       Unrealized      Net      Gain      on      Forward       Foreign
Currency Contracts                                                  49,262

Liabilities In Excess of Other Assets  (-0.1%)                    (467,795)
Net Assets (100.0%)                                           $349,586,152


April 30, 2000
SCHEDULE OF INVESTMENTS (unaudited)
IDEX JCC CAPITAL APPRECIATION
Description                                            Shares         Value
COMMON STOCK  (98.8%)
                 Consumer,                 Cyclical                  (18.5%)
Advertising                                                           (5.7%)
DoubleClick, Inc. *                                   99,555    $7,553,736
   Lamar Advertising Company *                       182,725     8,051,320
   TMP Worldwide, Inc. *                             118,175     7,725,691
                                                                23,330,747
                             Broadcasting                             (9.3%)
AMFM, Inc. *                                         218,275    14,488,003
   Citadel Communications Corp. *                     51,825     2,024,414
   Cox Radio, Inc. Class A *                          26,155     1,896,238
   Entercom Communications Corp. *                    54,150     2,301,375
   Hispanic Broadcasting Corp. Class A *              65,380     6,607,466
   Radio One, Inc. *                                 107,900     6,258,200
   Univision Communications, Inc. Class A *           39,815     4,349,789
                                                                37,925,485
                             Entertainment                            (2.4%)
Premier Parks, Inc. *                                268,790     5,795,784
   SFX Entertainment, Inc. Class A *                  93,610     3,896,516
                                                                 9,692,300
  Retailers - Specialty  (1.1%)
   eBay, Inc. *                                       27,855     4,434,168

                Consumer,               Non-Cyclical                 (10.9%)
Consumer                          Services                            (1.7%)
Apollo Group, Inc. Class A *                         234,321     6,795,309

                              Healthcare                              (0.7%)
Incyte Pharmaceuticals, Inc. *                        37,250     2,868,250

                   Medical                 Supplies                   (3.8%)
MiniMed, Inc. *                                       29,385     3,612,518
   Sepracor, Inc. *                                  128,660    11,836,720
                                                                15,449,238
                            Pharmaceuticals                           (4.7%)
Alkermes, Inc. *                                      29,265     1,558,361
   Andrx Corp. *                                     107,630     5,509,311
   CVS Corp.                                          45,140     1,963,590
   King Pharmaceuticals, Inc. *                       96,749     4,776,982
   MedImmune, Inc. *                                  32,476     5,194,130
                                                                19,002,374
                                Energy                                (0.1%)
Oilfield                Equipment                and                Services
Hanover Compressor Company *                           4,115       239,699

                              Financial                               (0.3%)
Diversified
E*TRADE Group, Inc. *                                 61,500     1,322,250

                              Industrial                              (1.8%)
Electronic               Components              and               Equipment
Applied Micro Circuits Corp. *                        56,700     7,307,213

                             Technology                              (64.0%)
Biotechnology                                                         (7.3%)
Abgenix, Inc. *                                       74,940     6,711,813
                                       Celera Genomics, Inc. *        69,790
5,757,675
   CuraGen Corp. *                                    94,630     2,519,524
   Human Genome Sciences, Inc. *                      41,870     3,205,672
   Maxygen Inc. *                                     40,065     1,675,218
   Medarex, Inc. *                                    67,865     3,596,845
   Millennium Pharmaceuticals, Inc. *                 75,915     6,025,753
                                                                29,492,500
                            Communications                           (25.4%)
Adaptive Broadband Corp. *                            31,100    $1,010,750
   American Tower Corp. Class A *                    183,735     8,543,677
   AT&T Canada, Inc. *                               214,785     9,155,211
   Clearnet Communications, Inc. *                   137,110     5,878,591
   Crown Castle International Corp. *                189,680     7,278,970
   Efficient Networks, Inc. *                         40,170     2,641,178
   Level 3 Communications, Inc. *                     34,520     3,072,280
   Mediacom Communications Corp. *                    76,945       952,194
   Metromedia Fiber Network, Inc. Class A *          454,925    14,045,809
   Microcell Telecommunications, Inc. *               95,290     3,323,239
   Millicom International Cellular SA ADR *           30,380     1,625,330
   Net2Phone *                                        38,680     1,706,755
   Netro Corp. *                                      90,480     3,901,950
   NEXTLINK Communications, Inc. *                    42,495     3,582,860
   Pinnacle Holdings, Inc. *                          54,695     3,073,175
   Powertel, Inc. *                                   92,040     6,189,690
   priceline.com, Inc. *                              96,080     6,077,060
   RF Micro Devices, Inc. *                           26,360     2,743,088
   Telesystem International Wireless, Inc. + *        97,800     3,235,787
   VoiceStream Wireless Corp. *                       60,778     6,017,022
   Western Wireless Corp. *                          189,465     9,414,042
                                                               103,468,658
                               Computers                              (6.0%)
CheckFree Holdings Corp. *                            54,460     2,767,249
   Digex, Inc. *                                      10,440       814,320
   Paychex, Inc.                                     311,207    16,377,268
   VeriSign, Inc. *                                   32,610     4,545,019
                                                                24,503,856
                              Diversified                             (5.4%)
Exodus Communications *                               79,180     7,002,481
   Network Solutions, Inc. *                          48,875     7,233,500
   NTL, Inc. *                                        46,070     3,524,355
   Viasystems Group, Inc. *                          260,690     4,154,747
                                                                21,915,083
                            Semiconductors                           (11.0%)
Cree, Inc. *                                          15,070     2,192,685
   INTERSHOP Communications Aktiengesellshaft AG *   106,720     3,735,200
   MRV Communications, Inc. *                         46,445     3,201,802
   SDL, Inc. *                                        52,740    10,284,300
   TriQuint Semiconductor, Inc. *                     79,555     8,179,248
   Vitesse Semiconductor Corp. *                     129,420     8,808,649
   Xilinx, Inc. *                                    112,855     8,266,629
                                                                44,668,513
                               Software                               (8.9%)
Brocade Communications Systems, Inc. *                39,190     4,859,560
   Inktomi Corp. *                                    73,320    11,286,697
   Liberate Technologies *                           109,155     4,270,689
   Per-Se Technologies, Inc. *                           513         3,495
   Portal Software, Inc. *                            82,600     3,789,275
   Proxicom, Inc. *                                   55,645     1,902,363
   PSINet, Inc. *                                    386,530     8,962,664
   TenFold Corp. *                                    38,440       982,623
                                                                36,057,366
                              Utilities                               (3.2%)
Telephone
McLeodUSA, Inc. Class A *                            519,855    12,996,375

Total Common Stock (cost $409,653,277)                         401,469,384

   Description                                      Principal        Value
SHORT-TERM                        SECURITIES                          (1.8%)
Commercial                           Paper                            (1.8%)
Household Finance Company 6.000%  5-1-2000        $7,200,000    $7,200,000

                 Repurchase                Agreements                 (0.0%)
State           Street          Bank          &          Trust           ***
3.500%          Repurchase         Agreement         dated         4-28-2000
to be repurchased at  $45,612 on 5-1-2000             45,604        45,604

Total Short-Term Securities (cost $7,245,604)                    7,245,604

Total Investments (100.6%) (cost $416,898,881)                 408,714,988

Notional
Amount       Description                                             Value
          UNREALIZED         GAIN         ON         FORWARD         FOREIGN
CURRENCY CONTRACTS (0.0%) @
  C                           274,963 Canadian Dollar 5-1-2000          Sell
$705

Liabilities In Excess of Other Assets  (-0.6%)                  (2,631,987)
Net Assets (100.0%)                                           $406,083,706



April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX JCC FLEXIBLE INCOME
   Description                                      Principal         Value
NON-CONVERTIBLE             CORPORATE             BONDS              (74.6%)
Consumer,                         Cyclical                           (15.0%)
Auto                          Manufacturers                           (1.5%)
DaimlerChrysler AG 7.200%  9-1-2009                 $500,000      $482,385

                             Broadcasting                             (3.7%)
Cox Communications, Inc. 6.375%  6-15-2000           230,000       229,713
   Pegasus Communications Corp. 144A 12.500%  8-1-2007150,000      156,375
   Time Warner, Inc. 8.180%  8-15-2007               750,000       757,500
                                                                 1,143,588
                                Casinos                               (0.4%)
Venetian Casino 12.250%  11-15-2004                  150,000       146,250

                   Home                  Furnishings                  (2.0%)
Selmer Company, Inc. 11.000%  5-15-2005              600,000       621,000

                                Lodging                               (0.6%)
LodgeNet Entertainment Corp. 10.250%  12-15-2006     180,000       180,000

                              Publishing                              (2.2%)
News America, Inc. 6.625%  1-9-2008                  750,000       671,250

              Retailers            -            Broadline             (4.6%)
Fred Meyer, Inc. 7.150%  3-1-2003                    500,000       483,750
   Wal-Mart Stores, Inc. 6.875%  8-10-2009         1,000,000       963,750
                                                                 1,447,500
                Consumer,               Non-Cyclical                 (15.6%)
Beverages                                                             (0.7%)
Joseph E. Seagram & Sons, Inc. 6.800%  12-15-2008    250,000       226,562

                   Consumer                 Services                  (1.6%)
Cendant Corp. 7.750%  12-1-2003                      500,000       490,625

                    Food                  Retailers                   (7.0%)
Marsh Supermarkets, Inc. 8.875%  8-1-2007            250,000       232,500
   Safeway, Inc. 5.875%  11-15-2001                  750,000       729,375
   Safeway, Inc. 7.500%  9-15-2009                   250,000       240,000
   Stater Brothers Holdings, Inc. 10.750%  8-15-2006 250,000       248,125
   The Kroger Company 8.050%  2-1-2010               775,000       749,813
                                                                 2,199,813
                              Healthcare                              (2.3%)
Bausch & Lomb, Inc. 6.750%  12-15-2004               250,000       238,438
   Columbia/HCA Healthcare Corp. 8.360%  4-15-2024   250,000       224,594
   HEALTHSOUTH Corp. 9.500%  4-1-2001                265,000       261,356
                                                                   724,388
                  Household                 Products                  (4.0%)
Proctor & Gamble Company 6.875%  9-15-2009         1,000,000       966,250
   Sherwin-Williams Company 6.850%  2-1-2007         290,000       278,038
                                                                 1,244,288
                                Energy                                (0.7%)
Oilfield                Equipment                and                Services
Enron Corp. 7.375%  5-15-2019                        250,000       229,062

                              Financial                              (10.9%)
Banks                                                                 (2.5%)
Dime Bancorp, Inc. 7.000%  7-25-2001                 500,000       493,750
   HUBCO, Inc. 8.200%  9-15-2006                     300,000       298,125
                                                                   791,875
                              Diversified                             (5.4%)
Ford Motor Credit Company 7.250%  1-15-2003          250,000       247,812
   Ford Motor Credit Company 7.375%  10-28-2009      500,000       484,375
   General Electric Capital Corp. 7.000%  2-3-2003   500,000       495,000
   General Electric Capital Corp. 7.250%  5-3-2004   200,000       198,750
   ONO Finance PLC 13.000%  5-1-2009                 250,000       255,000
                                                                 1,680,937
                               Insurance                              (1.6%)
Delphi Financial Group, Inc. 8.000%  10-1-2003       500,000       481,875

               Savings              &             Loans               (1.4%)
GS Escrow Corp. 7.125%  8-1-2005                    $500,000      $438,750

                              Industrial                              (2.7%)
Diversified
Equinix, Inc. 144A 13.000%  12-1-2007                250,000       260,000
   Isle of Capri Black Hawk, LLC 13.000%  8-31-2004  525,000       572,250
                                                                   832,250
                             Technology                              (27.9%)
Communications                                                       (19.7%)
CapRock Communications Corp. 11.500%  5-1-2009       125,000       116,875
   Global Crossing, Ltd. 144A 9.500%  11-15-2009   1,000,000       975,000
   Hyperion Telecommunications, Inc.
   12.000%  11-1-2007                                150,000       151,125
   Jazztel PLC 144A 13.250%  12-15-2009              250,000       228,962
   Jones Intercable, Inc. 7.625%  4-15-2008          261,000       251,539
   Level 3 Communications, Inc. 144A +
   10.750%  3-15-2008                                210,000       184,466
   Level 3 Communications, Inc. 144A
   11.000%  3-15-2008                                500,000       483,750
   Liberty Media Corp. 7.875%  7-15-2009             750,000       717,187
   NEXTLINK Communications, Inc. 12.500%  4-15-2006  250,000       261,250
   Price Communications Corp. 11.750%  7-15-2007     225,000       243,000
   Qwest Communications International, Inc.
   7.500%  11-1-2008                                 950,000       909,625
   Versatel Telecom BV 13.250%  5-15-2008            200,000       203,000
   Viatel, Inc. 11.500%  3-15-2009                   150,000       129,000
   VoiceStream Wireless Corp. 144A
   10.375%  11-15-2009                               500,000       507,500
   Worldwide Fiber, Inc. 12.000%  8-1-2009           850,000       786,250
                                                                 6,148,529
                               Computers                              (3.1%)
International Business Machines Corp.
    7.000%  1-28-2002                                500,000       496,875
   International Business Machines Corp.
    7.000%  10-30-2025                               500,000       466,875
                                                                   963,750
                              Diversified                             (1.5%)
Exodus Communications 10.750%  12-15-2009            200,000       180,951
   Exodus Communications 11.250%  7-1-2008           125,000       126,562
   NTL, Inc. 0.000%  4-15-2005                        70,000        71,925
   NTL, Inc. 0.000%  2-1-2006                        100,000        92,000
                                                                   471,438
                               Software                               (3.6%)
Concentric Network Corp. 12.750%  12-15-2007         250,000       267,500
   Electronic Data Systems Corp. 7.125%  10-15-2009  500,000       493,125
   PSINet, Inc. 11.000%  8-1-2009                    400,000       352,000
                                                                 1,112,625
                              Utilities                               (1.8%)
Electric
Caithness Coso Funding Corp. 6.800%  12-15-2001      130,307       127,212
   El Paso Electric Company 9.400%  5-1-2011         400,000       425,500
                                                                   552,712

Total Non-Convertible Corporate Bonds (cost $23,962,527)        23,281,452

CONVERTIBLE               CORPORATE              BONDS                (1.4%)
Consumer,                          Cyclical                           (1.2%)
Broadcasting
Pegasus Media & Communications, Inc. 12.500%  7-1-2005350,000      371,875

                              Technology                              (0.2%)
Diversified
Digital Island, Inc. 6.000%  2-15-2005                95,000        59,019

Total Convertible Corporate Bonds (cost $445,000)                  430,894

LONG-TERM               GOVERNMENT               BONDS                (9.5%)
United               States              Government               Securities
Treasury                                                               Notes
5.250%  8-15-2003                                    750,000       720,825
   6.500%  2-15-2010                               2,200,000     2,243,010

Total Long-Term Government Bonds (cost $3,051,886)               2,963,835

   Description                                        Shares         Value
COMMON                             STOCK                              (0.3%)
Financial                                                             (0.1%)
Diversified
ONO Finance PLC Warrants *                               250       $37,500

                              Technology                              (0.2%)
Communications
Versatel Telecom BV Warrants *                            75        53,625

Total Common Stock (cost $498)                                      91,125

NON-CONVERTIBLE             PREFERRED             STOCK               (0.3%)
Financial
Savings                               &                                Loans
Chevy Chase Bank (cost $116,375)                       3,500        87,937

   Description                                     Principal         Value
SHORT-TERM                        SECURITIES                         (10.4%)
Repurchase                        Agreements                          (0.2%)
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
  to be repurchased at $57,600 on 5-1-2000           $57,589       $57,589

        United        States       Government       Agencies         (10.2%)
Federal Home Loan Bank
   5.880%  5-1-2000                                3,200,000     3,200,000

Total Short-Term Securities (cost $3,257,589)                    3,257,589

Total Investments (96.5%) (cost $30,833,875)                    30,112,832

Notional Amount       Description                                    Value
        UNREALIZED        GAIN(LOSS)        ON        FORWARD        FOREIGN
CURRENCY CONTRACTS (0.2%) @
  E                                      430,000 Euro 6-9-2000           Buy
$(25,286)
  E                                      560,000 Euro 6-9-2000          Sell
62,718
  E                                       60,000 Euro 9-8-2000          Sell
3,118
  E                                     430,000 Euro 9-22-2000          Sell
18,823
Total       Unrealized      Net      Gain      on      Forward       Foreign
Currency Contracts                                                  59,373

Other Assets In Excess of Liabilities (3.3%)                     1,034,211
Net Assets (100.0%)                                            $31,206,416


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX                 ALGER                 AGGRESSIVE                 GROWTH
Description                                            Shares         Value
COMMON                             STOCK                             (85.5%)
Consumer,                         Cyclical                           (12.5%)
Advertising  (1.1%)
   InfoSpace, Inc. *                                  24,000    $1,723,500
   Omnicom Group, Inc.                                17,700     1,611,806
                                                                 3,335,306
                             Broadcasting                             (4.7%)
Clear Channel Communications, Inc. *                  82,850     5,965,200
   Comcast Corp. Class A                             100,200     4,014,262
   Cox Communications, Inc. Class A *                 33,100     1,417,094
   EchoStar Communications Corp. *                    52,500     3,343,594
                                                                14,740,150
              Retailers            -            Broadline             (1.5%)
Costco Wholesale Corp. *                              33,200     1,794,875
   Wal-Mart Stores, Inc.                              53,400     2,957,025
                                                                 4,751,900
              Retailers            -            Specialty             (5.2%)
eBay, Inc. *                                          73,400    11,684,363
   Home Depot, Inc.                                   87,300     4,894,256
                                                                16,578,619
                Consumer,                Non-Cyclical                 (0.6%)
Pharmaceuticals
Celgene Corp. *                                       38,700     1,818,900

                                Energy                                (3.1%)
Oil                             Drilling                              (0.6%)
Nabors Industries, Inc. *                             47,000     1,853,563

         Oilfield        Equipment        and        Services         (2.5%)
B.J. Services Company *                               18,800     1,320,700
   Halliburton Company                               150,450     6,648,009
                                                                 7,968,709
                              Financial                               (3.4%)
Diversified                                                           (2.4%)
American Express Company                              14,800     2,220,925
   Citigroup, Inc.                                    91,500     5,438,531
                                                                 7,659,456
                  Securities                 Brokers                  (1.0%)
Morgan Stanley, Dean Witter, Discover and Company     41,000     3,146,750

                              Industrial                              (1.2%)
Diversified
Corning, Inc.                                         18,800     3,713,000

                             Technology                              (62.2%)
Biotechnology                                                         (3.2%)
Amgen, Inc. *                                         96,300     5,392,800
   Celera Genomics, Inc. *                            16,300     1,344,750
   PE Corp-PE Biosystems Group                        55,500     3,330,000
                                                                10,067,550
                            Communications                           (10.7%)
Amdocs, Ltd. *                                        43,000     2,910,561
   Aspect Development, Inc. *                         25,800     1,778,588
   AT&T Corp. Liberty Media Class A *                107,400     5,363,288
   Cisco Systems, Inc. *                             137,000     9,497,953
   Efficient Networks, Inc. *                         10,300       674,650
   Motorola, Inc.                                     37,400     4,452,938
   Nextel Communications, Inc. Class A *              37,900     4,147,681
   QUALCOMM, Inc. *                                   46,100     4,998,969
                                                                33,824,628
                              Computers                              (10.7%)
Ariba, Inc. *                                         64,500    $4,785,093
   Commerce One, Inc. *                               66,800     4,078,975
   Dell Computer Corp. *                              60,500     3,032,563
   Entrust Technologies, Inc. *                       15,600       765,375
   Hewlett-Packard Company                            31,500     4,252,500
   Sun Microsystems, Inc. *                           77,600     7,134,350
   Teradyne, Inc. *                                   60,400     6,644,000
   VeriSign, Inc. *                                   23,000     3,205,625
                                                                33,898,481
                              Diversified                             (2.5%)
CNET Networks, Inc. *                                 23,500       812,219
   Exodus Communications *                            80,500     7,119,219
                                                                 7,931,438
                            Semiconductors                           (22.2%)
Altera Corp. *                                        72,500     7,413,123
   Applied Materials, Inc. *                          96,200     9,794,363
   ASM Lithography Holding NV NYRS *                  77,300     3,092,000
   Broadcom Corp. Class A *                           20,000     3,447,500
   Conexant Systems, Inc. *                           32,700     1,957,913
   Intel Corp.                                        55,800     7,076,138
   Linear Technology Corp.                            62,000     3,541,750
   LSI Logic Corp. *                                 151,600     9,475,000
   PMC - Sierra, Inc. *                               26,700     5,123,063
   SDL, Inc. *                                        24,600     4,797,000
   Texas Instruments, Inc.                            63,600    10,358,850
   Xilinx, Inc. *                                     56,500     4,138,625
                                                                70,215,325
                               Software                              (12.9%)
America Online, Inc. *                                97,600     5,837,700
   Brocade Communications Systems, Inc. *             22,900     2,839,600
   i2 Technologies, Inc. *                            19,600     2,533,300
   Inktomi Corp. *                                     8,600     1,323,862
   Microsoft Corp. *                                 115,500     8,056,125
   Oracle Corp. *                                     39,000     3,117,563
   Phone.com, Inc. *                                  23,300     1,957,200
   RealNetworks, Inc. *                               22,800     1,085,850
   VERITAS Software Corp. 144A *                      22,100     2,370,570
   Vignette Corp. *                                   72,800     3,508,050
   Yahoo!, Inc. *                                     62,400     8,127,600
                                                                40,757,420
                              Utilities                               (2.5%)
Electric                                                              (0.4%)
Calpine Corp. *                                       15,000     1,372,500

                               Telephone                              (2.1%)
MCI WorldCom, Inc. *                                  35,300     1,603,944
   McLeodUSA, Inc. Class A *                          84,000     2,100,000
   Sprint Corp.                                       54,000     2,970,000
                                                                 6,673,944

Total Common Stock (cost $193,098,336)                         270,307,639

CONVERTIBLE               PREFERRED              STOCK                (2.0%)
Technology
Diversified
Nokia Corp. OY ADR (cost $4,294,243)                 108,800     6,188,000

   Description                                     Principal         Value
                SHORT-TERM                SECURITIES                 (12.7%)
Commercial                          Paper                            (11.5%)
Banque Generale de Luxembourg +
   6.040%  5-26-2000                              $4,000,000    $3,983,221
   Corporacion Andina De Fomento +
   6.030%  5-17-2000                               4,000,000     3,989,280
   Duke Energy Corp. 5.980%  5-19-2000             5,000,000     4,985,050
   FleetBoston Financial Corp. 6.010%  5-17-2000   2,000,000     1,992,630
   FleetBoston Financial Corp. 6.030%  5-23-2000   3,000,000     2,991,987
   Florida Power Corp. 6.100%  5-26-2000           2,000,000     1,991,528
   National Fuel Gas Company 6.070%  5-3-2000      1,000,000       999,663
   Oyster Creek Fuel Corp. 6.020%  5-10-2000         300,000       299,549
   Progress Capital Corp. 6.030%  5-18-2000        6,000,000     5,982,915
   Steamboat Funding Corp. 6.030%  5-4-2000        4,000,000     3,997,990
   Sydney Capital Corp. 6.110%  5-25-2000          4,000,000     3,983,707
   World Omni Financial Corp. 6.050%  5-4-2000     1,200,000     1,199,395
                                                                36,396,915
                 Repurchase                Agreements                 (0.0%)
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
   to be repurchased at $85,070 on 5-1-2000          $85,054       $85,054

                    Time                   Deposit                    (1.2%)
State Street Bank & Trust Eurodollar Time Deposit
   4.250%  5-1-2000                                3,800,000     3,800,000

Total Short-Term Securities (cost $40,281,969)                  40,281,969

Total Investments (100.2%) (cost $237,674,548)                 316,777,608

Liabilities In Excess of Other Assets  (-0.2%)                    (734,992)
Net Assets (100.0%)                                           $316,042,616


April 30, 2000
SCHEDULE OF INVESTMENTS (unaudited)
IDEX          T.         ROWE         PRICE         DIVIDEND          GROWTH
Description                                            Shares         Value
COMMON                             STOCK                             (93.1%)
Basic                            Materials                            (2.2%)
Chemicals                                                             (0.6%)
Great Lakes Chemical Corp.                             2,100       $56,569

                    Paper                  Products                   (1.0%)
Kimberly-Clark Corp.                                   1,700        98,706

                   Precious                  Metals                   (0.6%)
Newmont Mining Corp.                                   2,600        60,938

                  Consumer,                 Cyclical                  (9.9%)
Advertising                                                           (1.2%)
Omnicom Group, Inc.                                    1,300       118,381

                             Broadcasting                             (0.6%)
Comcast Corp. Class A                                  1,600        64,100

                                Casinos                               (0.2%)
MGM Grand, Inc.                                          850        22,568

                             Entertainment                            (1.1%)
Walt Disney Company                                    2,600       112,613

                               Footwear                               (0.4%)
Nike, Inc. Class B                                       980        42,569

                   Home                 Construction                  (0.6%)
Valspar Corp.                                          1,580        56,880

                                Lodging                               (1.1%)
Archstone Communities Trust                            5,200       112,450

                              Publishing                              (0.6%)
Tribune Company                                        1,400        54,425

              Retailers            -            Broadline             (2.8%)
Family Dollar Stores, Inc.                             8,000       152,500
   Target Corp.                                        1,830       121,809
                                                                   274,309
              Retailers            -            Specialty             (0.7%)
Lowe's Companies, Inc.                                 1,300        64,350

                                 Toys                                 (0.6%)
Hasbro, Inc.                                           3,900        62,156

                Consumer,               Non-Cyclical                 (19.3%)
Beverages                                                             (1.4%)
PepsiCo, Inc.                                          3,680       135,010

                   Consumer                 Services                  (4.0%)
C.H. Robinson Worldwide, Inc.                          1,500        75,000
   Galileo International, Inc.                         3,850        89,031
   H&R Block, Inc.                                       400        16,725
   ServiceMaster Company                               6,200        84,475
   United Parcel Service, Inc.                           400        26,600
   Viad Corp.                                          4,300       109,113
                                                                   400,944
                Food               -              Other               (2.7%)
Albertson's, Inc.                                        709        23,087
   General Mills, Inc.                                 2,300        83,662
   McCormick & Company, Inc.                           3,300       102,919
   Quaker Oats Company                                   900        58,669
                                                                   268,337
                  Household                 Products                  (2.0%)
Colgate-Palmolive Company                              1,200       $68,550
   The Black & Decker Corp.                            2,600       109,363
   The Clorox Company                                    600        22,050
                                                                   199,963
                   Medical                 Supplies                   (2.5%)
Abbott Laboratories, Inc.                              1,900        73,031
   American Home Products Corp.                        3,100       174,181
                                                                   247,212
                            Pharmaceuticals                           (6.7%)
Bristol-Myers Squibb Company, Inc.                     1,700        89,144
   CVS Corp.                                           2,300       100,050
   Johnson & Johnson                                     500        41,250
   Merck and Company, Inc.                               900        62,550
   Pfizer, Inc.                                        2,200        92,675
   Schering Plough Corp.                               1,700        68,531
   Warner-Lambert Company                              1,900       216,244
                                                                   670,444
                                Energy                                (7.9%)
Oil             Companies            -             Major              (7.0%)
Amerada Hess Corp.                                     1,400        89,075
   BP Amoco PLC ADR                                    2,500       127,500
   Chevron Corp.                                       1,300       110,663
   Exxon Mobil Corp.                                   2,748       213,485
   Royal Dutch Petroleum Company NYRS                  2,800       160,650
                                                                   701,373
           Oil         Companies         -         Secondary          (0.9%)
Baker Hughes, Inc.                                     2,700        85,894

                              Financial                              (25.1%)
Banks                                                                 (1.8%)
Bank of New York Company, Inc.                         4,300       176,569

                              Diversified                             (8.0%)
American General Corp.                                 1,300        72,800
   Associates First Capital Corp. Class A              1,800        39,938
   Bank of America Corp.                                 370        18,130
   Capital One Financial Corp.                           600        26,250
   Citigroup, Inc.                                     4,045       240,425
   Firstar Corp.                                       4,919       122,360
   Marsh & McLennan Companies, Inc.                      700        68,993
   Mellon Financial Corp.                              4,000       128,500
   Wells Fargo & Company                               2,000        82,125
                                                                   799,521
                               Insurance                              (2.2%)
ACE, Ltd.                                              4,800       114,900
   CIGNA Corp.                                         1,300       103,675
                                                                   218,575
                     Real                   Estate                    (7.9%)
Arden Realty, Inc.                                     2,300        51,175
   Cousins Properties, Inc.                            3,000       117,750
   Duke-Weeks Realty Corp.                             5,062       109,782
   Reckson Associates Realty Corp.                     5,100       102,319
   Starwood Hotels & Resorts Worldwide, Inc.           4,800       136,500
   Vornado Realty Trust                                3,300       113,850
   XL Capital, Ltd. Class A                            3,300       157,162
                                                                   788,538
                  Securities                 Brokers                  (2.3%)
Waddell & Reed Financial, Inc. Class B                 9,430       226,909

         United        States       Government       Agencies         (2.9%)
Federal Home Loan Mortgage Corp.                       3,500       160,781
   Federal National Mortgage Association               2,200       132,688
                                                                   293,469

                             Independent                              (0.7%)
Conglomerate
Philip Morris Companies, Inc.                          3,200       $70,000

                              Industrial                              (7.7%)
Building                          Materials                           (1.3%)
Masco Corp.                                            5,700       127,893

         Electronic       Components       and       Equipment        (0.9%)
Analogic Corp.                                         2,200        89,512

                              Diversified                             (5.0%)
General Electric Company                                 800       125,800
   Pall Corp.                                          3,000        66,937
   ProLogis Trust                                      7,400       145,687
   Tyco International Group SA                         2,600       119,438
   Tomkins PLC +                                      14,100        43,066
                                                                   500,928
                   Pollution                 Control                  (0.5%)
Rentokil Initial Group PLC +                          19,800        53,627

                             Technology                              (15.4%)
Aerospace/Defense                                                     (0.9%)
United Technologies Corp.                              1,400        87,062

                             Biotechnology                            (1.3%)
PE Corp-PE Biosystems Group                              100         6,000
   Pharmacia Corp.                                     2,442       121,947
                                                                   127,947
                            Communications                            (4.1%)
Cisco Systems, Inc. *                                  1,000        69,328
   MediaOne Group, Inc. *                              1,260        95,288
   Nortel Networks Corp.                                 900       101,925
   SBC Communications, Inc.                            2,100        92,006
   Vodafone AirTouch PLC ADR                           1,000        47,000
                                                                   405,547
                               Computers                              (3.9%)
Compaq Computer Corp.                                  1,300        38,025
   Computer Associates International, Inc.             1,800       100,462
   Dell Computer Corp. *                               1,100        55,138
   Hewlett-Packard Company                             1,450       195,750
                                                                   389,375
                              Diversified                             (1.0%)
DQE, Inc.                                                200         7,650
   Teleflex, Inc.                                      2,600        89,863
                                                                    97,513
                            Semiconductors                            (0.8%)
Linear Technology Corp.                                  800        45,700
   Texas Instruments, Inc.                               250        40,719
                                                                    86,419
                               Software                               (3.4%)
America Online, Inc. *                                 1,200        71,775
   Automatic Data Processing, Inc.                     1,800        96,862
   BMC Software, Inc. *                                1,100        51,494
   Microsoft Corp. *                                   1,500       104,625
   Oracle Corp. *                                        200        15,988
                                                                   340,744
                              Utilities                               (4.9%)
Electric                                                              (1.0%)
TECO Energy, Inc.                                      4,370        95,593

                               Telephone                              (3.9%)
ALLTEL Corp.                                           1,400       $93,275
   GTE Corp.                                           2,400       162,600
   MCI WorldCom, Inc. *                                1,000        45,438
   Sprint Corp.                                        1,470        90,405
                                                                   391,718

Total Common Stock (cost $9,020,132)                             9,277,650

CONVERTIBLE               PREFERRED              STOCK                (0.8%)
Technology
Diversified
Nokia Corp. OY ADR (cost $62,003)                      1,400        79,625

   Description                                      Principal        Value
SHORT-TERM                        SECURITIES                          (5.6%)
Commercial                           Paper                            (3.0%)
Park Avenue Receivables Corp. 6.020%  5-11-2000     $300,000      $299,498

           Other           Short-Term           Securities            (2.6%)
SSgA Money Market Fund
   5.750%  5-1-2000                                  261,000       261,000

Total Short-Term Securities (cost $560,498)                        560,498

Total Investments (99.5%) (cost $9,642,633)                      9,917,773

Other Assets In Excess of Liabilities (0.5%)                        45,724
Net Assets (100.0%)                                             $9,963,497


April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX T. ROWE PRICE SMALL CAP
   Description                                         Shares         Value
COMMON                             STOCK                             (96.0%)
Basic                            Materials                            (1.1%)
Building                          Materials                           (0.2%)
Carlisle Companies, Inc.                                 700       $28,831

                               Chemicals                              (0.8%)
Cabot Corp.                                            1,500        40,500
   OM Group, Inc.                                        400        18,400
   Spartech Corp.                                      1,300        45,175
                                                                   104,075
              Mining            -            Diversified              (0.1%)
Stillwater Mining Company *                              300         8,400

                 Consumer,                 Cyclical                  (12.1%)
Advertising                                                           (1.2%)
Catalina Marketing Corp. *                               400        40,500
   Getty Images, Inc. *                                1,000        30,375
   Harte-Hanks, Inc.                                     800        19,800
   Insight Enterprises, Inc. *                           600        25,087
   Lamar Advertising Company *                           400        17,625
   TMP Worldwide, Inc. *                                 100         6,538
   Valassis Communications, Inc. *                       400        13,625
                                                                   153,550
                               Airlines                               (0.3%)
Alaska Air Group, Inc. *                                 100         2,875
   Mesaba Holdings, Inc. *                             1,800        22,500
   Triumph Group, Inc. *                                 500        13,438
                                                                    38,813
           Auto          Parts         and         Equipment          (0.2%)
O'Reilly Automotive, Inc. *                            1,500        20,250

                             Broadcasting                             (1.7%)
Cox Radio, Inc. Class A *                                800        58,000
   Cumulus Media, Inc. Class A *                       1,200        15,750
   Entercom Communications Corp. *                       500        21,250
   Hispanic Broadcasting Corp. Class A *                 100        10,106
   Pegasus Communications Corp. *                        500        54,563
   Radio One, Inc. *                                     300        17,400
   USA Networks, Inc. *                                  432         9,936
   Westwood One, Inc. *                                  400        14,150
   YouthStream Media Networks, Inc. *                  1,600        10,200
                                                                   211,355
                            Clothing/Fabric                           (1.0%)
Fossil, Inc. *                                         1,925        39,944
   Men's Wearhouse, Inc. *                             2,300        49,306
   Quiksilver, Inc. *                                  1,850        34,919
   The Buckle, Inc. *                                    100         1,281
                                                                   125,450
                  Consumer                Electronics                 (0.2%)
Ethan Allen Interiors, Inc.                              200         5,338
   Rent-Way, Inc. *                                      700        18,156
                                                                    23,494
                             Entertainment                            (1.2%)
Barnes & Noble, Inc. *                                   400         7,400
   Imax Corp. *                                        2,300        52,900
   International Speedway Corp.                          500        21,500
   Premier Parks, Inc. *                               1,300        28,031
   SFX Entertainment, Inc. Class A *                     500        20,812
   Steinway Musical Instruments, Inc. *                  900        17,663
                                                                   148,306
                               Footwear                               (0.1%)
AnnTaylor Stores Corp. *                                 600        12,413

                   Home                  Furnishings                  (0.0%)
Furniture Brands International, Inc. *                   200         3,738

                                Lodging                               (0.3%)
LodgeNet Entertainment Corp. *                         1,500        38,625

                              Publishing                              (0.1%)
Consolidated Graphics, Inc. *                            600        $7,088

          Recreation         Products        -         Other          (0.3%)
The Topps Company, Inc. *                              3,900        34,125

                              Restaurants                             (0.8%)
Applebee's International, Inc.                           100         3,644
   CEC Entertainment, Inc. *                             200         6,000
   P.F. Chang's China Bistro, Inc. *                     400        14,000
   Papa John's International, Inc. *                     700        19,250
   RARE Hospitality International, Inc. *                900        27,844
   Sonic Corp. *                                         900        25,031
                                                                    95,769
              Retailers             -            Apparel              (1.4%)
G&K Services, Inc.                                       200         4,900
   Kenneth Cole Productions, Inc. Class A *            1,350        55,181
   Neiman Marcus Group, Inc. *                         1,300        33,475
   Pacific Sunwear of California, Inc. *               1,300        44,281
   Ross Stores, Inc.                                     900        18,675
   The Timberland Company Class A *                      100         6,938
   Vans, Inc. *                                          400         6,050
                                                                   169,500
              Retailers            -            Broadline             (0.7%)
Cost Plus, Inc. *                                        700        21,394
   Dollar Tree Stores, Inc. *                          1,000        57,875
   Family Dollar Stores, Inc.                            700        13,344
                                                                    92,613
              Retailers            -            Specialty             (2.3%)
1-800 FLOWERS.COM, Inc. *                              1,100         6,463
   Global Imaging Systems, Inc. *                        300         2,194
   Group 1 Automotive, Inc. *                          1,400        16,625
   Linens 'n Things, Inc. *                            1,300        40,137
   MSC Industrial Direct Company, Inc. Class A *         800        11,200
   SCP Pool Corp. *                                    1,100        40,494
   Tweeter Home Entertainment Group, Inc. *            1,100        40,562
   USinternetworking, Inc. *                           1,025        25,497
   Watsco, Inc.                                        2,400        30,900
   Whitehall Jewellers, Inc. *                         2,300        39,531
   Williams-Sonoma, Inc. *                               500        17,313
   Zale Corp. *                                          300        12,375
                                                                   283,291
                                 Toys                                 (0.3%)
JAKKS Pacific, Inc. *                                  2,200        40,425

                Consumer,               Non-Cyclical                 (12.0%)
Consumer                          Services                            (4.4%)
A.C. Nielsen Corp. *                                     700        16,144
   Apollo Group, Inc. Class A *                          200         5,800
   Avis Rent A Car, Inc. *                               900        18,225
   Bright Horizons Family Solutions, Inc. *            1,400        25,200
   C.H. Robinson Worldwide, Inc.                       1,100        55,000
   DeVry, Inc. *                                         800        19,050
   Diamond Technology Partners, Inc. *                 1,000        79,125
   E.piphany, Inc. *                                     200        13,213
   First Consulting Group, Inc. *                        600         5,400
   Hanger Orthopedic Group, Inc. *                       600         3,000
   Heidrick & Struggles International, Inc. *            300        10,800
   Interim Services, Inc. *                              200         3,425
   Learning Tree International, Inc. *                 1,500        71,906
   META Group, Inc. *                                    200         4,500
   Metris Companies, Inc.                                700        26,250
   Modis Professional Services, Inc. *                 2,700        20,419
   NOVA Corp. *                                        1,500        47,437
   Plexus Corp. *                                      1,000        76,625
   Pre-Paid Legal Services, Inc. *                       400        12,800
   Professional Staff ADR *                              400         2,000
   Romac International, Inc. *                           400         4,125
   The Profit Recovery Group International, Inc. *     1,400        24,587
                                                                   545,031
                               Cosmetics                              (0.1%)
Chattem, Inc. *                                          600        $7,650

                Food               -              Other               (0.0%)
Ben & Jerry's Homemade, Inc. *                           100         4,331

                    Food                  Retailers                   (0.5%)
Smithfield Foods, Inc. *                                 400         8,525
   The Hain Food Group, Inc. *                         1,400        37,537
   Whole Foods Market, Inc. *                            300        12,769
   Wild Oats Markets, Inc. *                             600         7,950
                                                                    66,781
                              Healthcare                              (2.8%)
Express Scripts, Inc. Class A *                          300        10,725
   First Health Group Corp. *                            700        21,306
   Hooper Holmes, Inc.                                 2,200        38,225
   Incyte Pharmaceuticals, Inc. *                        200        15,400
   KV Pharmaceutical Company Class A *                 1,000        25,250
   LifePoint Hospitals, Inc. *                         1,800        30,825
   MedQuist, Inc. *                                    1,800        63,787
   National Data Corp.                                   750        20,813
   Province Healthcare Company *                         500        14,438
   Theragenics Corp. *                                 2,500        24,844
   TLC Laser Eye Centers, Inc. *                         300         2,020
   Universal Health Services Class B *                   800        43,800
   Ventana Medical Systems, Inc. *                       100         2,819
   Veterinary Centers of America, Inc. *                 700         9,450
   Wesley Jessen VisionCare, Inc. *                      600        23,625
                                                                   347,327
                  Household                 Products                  (0.4%)
Mohawk Industries, Inc. *                              1,900        47,144

                   Medical                 Supplies                   (1.4%)
ICU Medical, Inc. *                                      100         2,187
   Lincare Holdings, Inc. *                            1,300        39,650
   Mentor Corp.                                        2,500        44,219
   Patterson Dental Company *                            800        38,500
   PolyMedica Corp. *                                    400        21,475
   PSS World Medical, Inc. *                           1,900        16,328
   Sybron International Corp. *                          400        12,450
                                                                   174,809

                            Pharmaceuticals                           (2.4%)
Advance ParadigM, Inc. *                               1,200        15,000
   Andrx Corp. *                                         400        20,475
   Duane Reade, Inc. *                                 1,200        36,000
   Forest Laboratories, Inc. *                           200        16,812
   Jones Pharma, Inc.                                    800        23,050
   King Pharmaceuticals, Inc. *                          875        43,203
   Omnicare, Inc.                                      3,100        47,081
   Priority Healthcare Corp. Class B *                   500        27,687
   Shire Pharmaceuticals Group PLC ADS *               1,021        41,095
   Triangle Pharmaceuticals, Inc. *                    1,800        11,644
   ViroPharma, Inc. *                                    500         7,563
   Watson Pharmaceuticals, Inc. *                        200         8,988
                                                                   298,598
                                Energy                                (3.0%)
Oil             Companies            -             Major              (0.3%)
Cabot Oil & Gas Corp.                                    900        16,706
   Tom Brown, Inc. *                                   1,100        20,900
                                                                    37,606
                    Oil                   Drilling                    (1.4%)
Barrett Resources Corp. *                              2,100        66,675
   Marine Drilling Company, Inc. *                     1,900        49,400
   Noble Affiliates, Inc.                                800        28,850
   Patterson Energy, Inc. *                            1,200        33,900
                                                                   178,825
         Oilfield        Equipment        and        Services         (1.3%)
B.J. Services Company *                                  400       $28,100
   Cal Dive International, Inc. *                        500        24,875
   Oceaneering International, Inc. *                   1,300        22,425
   Smith International, Inc. *                           400        30,400
   UTI Energy Corp. *                                  1,500        52,125
                                                                   157,925
                              Financial                               (5.6%)
Banks                                                                 (1.4%)
Bank United Corp. Class A                                600        19,913
   City National Corp.                                 1,150        42,334
   Commerce Bancorp, Inc.                              1,125        44,648
   Community First Bankshares, Inc.                    1,700        28,688
   National Commerce Bancorp.                          1,100        18,081
   Southwest Bancorp. of Texas, Inc. *                   500         9,781
   Sterling Bancshares, Inc.                           1,300        14,300
                                                                   177,745
                              Diversified                             (1.5%)
AmeriCredit Corp. *                                    1,300        24,294
   Heller Financial, Inc.                                418         8,125
   Investors Financial Services Corp.                    200        16,325
   NCO Group, Inc. *                                   1,500        51,562
   Radian Group, Inc.                                  1,309        66,677
   SierraCities.com, Inc. *                            2,100        12,600
                                                                   179,583
         Electronic       Components       and       Equipment        (0.3%)
F.Y.I., Inc. *                                         1,300        34,856

                               Insurance                              (0.6%)
Annuity and Life Re (Holdings), Ltd.                   1,000        21,625
   INSpire Insurance Solutions, Inc. *                 1,750         5,250
   Medical Assurance, Inc. *                             300         3,975
   Nationwide Financial Services, Inc.                   500        13,938
   PMI Group, Inc.                                       300        14,531
   Protective Life Corp.                                 600        14,287
                                                                    73,606
                     Real                   Estate                    (0.4%)
Apartment Investment and Management Company Class A      750        29,813
   Catellus Development Corp. *                        1,300        16,900
   CoStar Group, Inc. *                                  300         7,195
                                                                    53,908

                  Securities                 Brokers                  (1.4%)
Affiliated Managers Group, Inc. *                      1,200        48,150
   Investment Technology Group, Inc. *                 1,400        52,500
   Waddell & Reed Financial, Inc. Class A              2,650        70,556
                                                                   171,206
                             Industrial                              (11.9%)
Air                              Freight                              (0.3%)
EGL, Inc. *                                            1,700        38,994

                  Building                 Materials                  (0.1%)
NCI Building Systems, Inc. *                             900        17,213

         Electronic       Components       and       Equipment        (8.0%)
Alpha Industries, Inc. *                               1,400       $72,800
   American Power Conversion Corp. *                     300        10,594
   Amphenol Corp. Class A *                              800        51,000
   Applied Micro Circuits Corp. *                        100        12,888
   Artesyn Technologies, Inc. *                        2,000        48,500
   C-Cube Microsystems, Inc. *                           500        32,125
   Cohu, Inc.                                          1,200        45,675
   CTS Corp.                                             900        56,756
   Dionex Corp. *                                      1,250        45,469
   Exar Corp. *                                          500        40,086
   Gentex Corp. *                                      1,500        48,375
   L-3 Communications Holdings, Inc. *                 1,300        69,225
   Mechanical Technology, Inc. *                       1,800        31,837
   Pentair, Inc.                                       1,400        53,550
   Pericom Semiconductor Corp. *                       1,100        48,331
   Power-One, Inc. *                                     300        20,475
   Powerwave Technologies, Inc. *                        600       124,837
   SCI Systems, Inc. *                                   200        10,650
   Supertex, Inc. *                                      100         3,100
   Symbol Technologies, Inc.                             800        44,600
   Technitrol, Inc.                                      700        47,600
   Three-Five Systems, Inc. *                            500        43,500
   Varian Semiconductor Equipment Associates, Inc. *     400        26,900
                                                                   988,873
                  Heavy                 Construction                  (0.2%)
Simpson Manufacturing Company, Inc. *                    500        22,625

                   Heavy                  Machinery                   (0.2%)
Terex Corp. *                                          1,200        18,750

                   Home                 Construction                  (0.0%)
Kaufman and Broad Home Corp.                             200         3,850

                              Diversified                             (0.8%)
Checkpoint Systems, Inc. *                               200         1,788
   Elcor Corp.                                         1,200        38,175
   Maverick Tube Corp. *                               1,300        37,050
   Rayovac Corp.                                         900        18,787
                                                                    95,800
             Other           Industrial           Services            (1.0%)
Dycom Industries, Inc. *                               1,425        74,100
   Tetra Tech, Inc. *                                  2,000        47,125
                                                                   121,225
                   Pollution                 Control                  (0.3%)
Casella Waste Systems, Inc. *                          1,600        11,900
   Catalytica, Inc. *                                  2,750        30,594
                                                                    42,494
                               Trucking                               (1.0%)
Forward Air Corp. *                                    1,800        61,875
   Swift Transportation Company, Inc. *                1,500        30,094
   USFreightways, Inc.                                   800        37,300
                                                                   129,269

                             Technology                              (49.9%)
Advanced                Medical               Devices                 (2.5%)
CONMED Corp. *                                         2,100        54,863
   Datascope Corp.                                     1,700        56,312
   DENTSPLY International, Inc.                          500        14,531
   Renal Care Group, Inc. *                            2,000        44,625
   ResMed, Inc. *                                      1,800        61,200
   Techne Corp. *                                      1,000        71,125
   Zoll Medical Corp. *                                  100         4,419
                                                                   307,075
                          Aerospace/Defense                           (0.1%)
The Titan Corp. *                                        300       $12,881

                            Biotechnology                             (2.6%)
Aurora Biosciences Corp. *                               700        25,375
  Cell Genesys, Inc. *                                   400         7,475
  Cephalon, Inc. *                                       300        16,875
  Collateral Therapeutics, Inc. *                        600        14,700
  CYTYC Corp. *                                        1,100        49,225
  Enzo Biochem, Inc. *                                   500        20,250
  Enzon, Inc. *                                          200         7,450
  Inhale Therapeutic Systems, Inc. *                     800        49,500
  Invitrogen Corp. *                                     500        31,187
  Lynx Therapeutics, Inc. *                              300         7,200
  Molecular Devices Corp. *                              200         8,597
  Protein Design Labs, Inc. *                            300        30,450
  Serologicals Corp. *                                 2,200         7,975
  The Liposome Company, Inc. *                           600        10,500
  Transkaryotic Therapies, Inc. *                        100         2,994
  Trimeris, Inc. *                                       500        17,219
  Vical, Inc. *                                        1,000        18,000
                                                                   324,972
                            Communications                            (8.2%)
Adaptive Broadband Corp. *                               200         6,500
  Advanced Fibre Communications *                        700        31,981
  American Tower Corp. Class A *                         500        23,250
  Ancor Communications, Inc. *                         1,100        33,206
  Andrew Corp. *                                       1,000        29,438
  AT&T Canada, Inc. *                                    400        17,050
  AudioCodes, Ltd. *                                     300        22,500
  AVT Corp. *                                          1,100        12,169
  CapRock Communications Corp. *                       1,300        43,550
  Carrier Access Corp. *                                 600        26,175
  Com21, Inc. *                                          300         8,400
  CommScope, Inc. *                                    1,100        52,250
  Concord Communications, Inc. *                         700        19,600
  Crown Castle International Corp. *                     700        26,862
  Emmis Communications Corp. Class A *                 1,700        72,250
  Gilat Satellite Networks, Ltd. *                       400        34,350
  ICG Communications, Inc. *                             600        17,850
  Insight Communications Company, Inc. *               1,300        26,488
  Intermedia Communications, Inc. *                      900        36,675
  MGC Communications, Inc.                               600        29,400
  Millicom International Cellular SA ADR *               100         5,350
  Natural MicroSystems Corp. *                           400        26,050
  Nortel Networks Corp.                                  260        29,445
  NorthEast Optic Network, Inc. *                      1,200        67,200
  Pinnacle Holdings, Inc. *                              700        39,331
  Plantronics, Inc. *                                    600        53,100
  Polycom, Inc. *                                        800        63,300
  Price Communications Corp. *                         1,700        34,425
  Primus Telecommunications Group, Inc. *                800        26,250
  Regent Communications, Inc. *                          500         4,281
  Rhythms NetConnections, Inc. *                         100         2,069
  Time Warner Telecom, Inc. Class A *                  1,000        54,750
  Vari-L Company, Inc. *                                 500         9,219
  ViaSat, Inc. *                                         300        14,044
  Xceed, Inc. *                                        1,300        17,875
                                                                 1,016,633

                               Computers                              (5.3%)
24/7 Media, Inc. *                                       300        $5,888
   Advanced Digital Information Corp. *                1,900        46,669
   Apex, Inc. *                                          300         8,869
   BackWeb Technologies, Ltd. *                          300         7,031
   CDW Computer Centers, Inc. *                          200        20,800
   ChoicePoint, Inc. *                                   500        19,000
   CIBER, Inc. *                                         500         9,031
   Concurrent Computer Corp. *                           300         3,000
   Cybex Computer Products Corp. *                     1,500        41,062
   eLoyalty Corp. *                                    1,100        18,081
   Fair, Isaac and Company, Inc.                         300        12,694
   Go2Net, Inc. *                                        200        11,900
   InterVoice, Inc. *                                  2,500        39,844
   Jack Henry & Associates, Inc.                       1,000        39,500
   L90, Inc. *                                           500         5,000
   Loislaw.com, Inc. *                                   200         1,375
   Media Metrix, Inc. *                                  600        19,275
   Mercury Computer Systems *                          1,200        46,125
   MessageMedia, Inc. *                                  600         3,300
   Metamor Worldwide, Inc. *                             200         3,875
   MICROS Systems, Inc. *                                100         4,025
   MobiNil-Egyptian Mobile Services                    1,000        26,500
   MTI Technology Corp. *                              1,200        18,600
   MyPoints.com, Inc. *                                  300         5,250
   National Computer Systems, Inc.                       800        41,150
   NBC Internet, Inc. Class A *                          200         4,625
   Netegrity, Inc. *                                     100         4,437
   Pixar, Inc. *                                         400        14,875
   Primus Knowledge Solutions, Inc. *                    200         7,438
   SanDisk Corp. *                                       400        36,650
   Teradyne, Inc. *                                      200        22,000
   The Cobalt Group, Inc. *                              300         3,338
   Verity, Inc. *                                      1,000        32,437
   Xircom, Inc. *                                      1,800        70,987
                                                                   654,631
                              Diversified                             (3.9%)
APA Optics, Inc. *                                       400         8,700
   C-COR.net Corp. *                                   1,000        39,125
   Emulex Corp. *                                        700        31,763
   Harmonic, Inc. *                                    1,100        81,194
   iGATE Capital Corp. *                                 300         9,000
   JDS Uniphase Corp. *                                  400        41,475
   Network Peripherals, Inc. *                         1,200        33,600
   Optical Cable Corp. *                                 600        14,925
   Optimal Robotics Corp. *                              400        17,000
   Osicom Technologies, Inc. *                           300        15,600
   QRS Corp. *                                           155         5,115
   Quanta Services, Inc. *                             1,550        71,978
   Radiant Systems, Inc. *                             1,450        27,006
   SBS Technologies, Inc. *                              100         3,450
   Tech Data Corp. *                                     500        20,969
   The BISYS Group, Inc. *                               400        25,025
   Varian, Inc. *                                      1,100        40,012
                                                                   485,937

                              Industrial                              (5.9%)
American Management Systems, Inc. *                    1,000       $37,000
   American Xtal Technology *                            500        12,195
   Anaren Microwave, Inc. *                              400        41,600
   Asyst Technologies, Inc. *                          1,200        64,200
   ATMI, Inc. *                                        1,700        65,450
   Benchmark Electronics, Inc. *                         400        16,075
   Cognex Corp. *                                        800        45,500
   Cymer, Inc. *                                       1,100        42,969
   GlobeSpan, Inc. *                                     500        47,500
   Insituform Technologies, Inc. *                     1,400        46,988
   KEMET Corp. *                                         800        59,600
   Kopin Corp. *                                       1,000        77,437
   Macrovision Corp. *                                 1,000        48,875
   RSA Security, Inc. *                                  900        52,819
   Spectrian Corp. *                                   1,900        33,606
   Visual Networks, Inc. *                               900        35,100
                                                                   726,914
                   Office                 Equipment                   (0.4%)
Proxim, Inc. *                                           600        46,161

                  Securities                 Brokers                  (0.2%)
Legg Mason, Inc.                                         500        18,905

                            Semiconductors                            (9.0%)
Advanced Energy Industries, Inc. *                       700        48,300
   Applied Materials, Inc. *                             289        29,424
   Applied Science and Technology, Inc. *              1,100        29,906
   Burr-Brown Corp. *                                  1,900       129,437
   Cree, Inc. *                                          500        72,750
   Dallas Semiconductor Corp.                          1,400        60,113
   International Rectifier Corp. *                       600        29,475
   Lattice Semiconductor Corp. *                       1,100        74,112
   Maxim Integrated Products, Inc. *                     200        12,963
   Micro Warehouse, Inc. *                               800        69,200
   Microchip Technology, Inc. *                          500        31,031
   MIPS Technologies, Inc. *                             500        14,438
   Novellus Systems, Inc. *                              900        60,019
   PMC - Sierra, Inc. *                                  400        76,750
   QLogic Corp. *                                        600        60,188
   S3, Inc. *                                          1,700        23,906
   Sanmina Corp. *                                       200        12,013
   Semtech Corp. *                                     1,200        81,825
   TranSwitch Corp. *                                  1,100        96,868
   TriQuint Semiconductor, Inc. *                        800        82,250
   Vitesse Semiconductor Corp. *                         340        23,141
                                                                 1,118,109

                               Software                              (11.8%)
Activision, Inc. *                                     1,200        $7,500
   Actuate Corp. *                                     1,100        32,931
   Advent Software, Inc. *                               600        31,500
   Affiliated Computer Services, Inc. Class A *          500        16,563
   Akamai Technologies, Inc. *                           119        11,780
   Allaire Corp. *                                     1,000        55,062
   Aspen Technology, Inc. *                              600        21,225
   Black Box Corp. *                                     500        38,469
   Brio Technology, Inc. *                             1,000        24,750
   Cognizant Technology Solutions Corp. *                400        18,350
   Comverse Technology, Inc. *                           400        35,675
   CyberSource Corp. *                                 1,600        24,200
   Dendrite International, Inc. *                        650        14,869
   Digital River, Inc. *                                 400         6,000
   Electronic Arts, Inc. *                               200        12,100
   Electronics For Imaging *                             500        26,125
   Exchange Applications, Inc. *                       1,200        14,625
   F5 Networks, Inc. *                                   100         4,669
   FactSet Research Systems, Inc.                      1,300        37,375
   Great Plains Software, Inc. *                         400        16,925
   Harbinger Corp. *                                     200         3,775
   Hyperion Solutions Corp. *                          1,400        42,459
   InfoCure Corp. *                                    1,300        11,863
   Informix Corp. *                                      550         6,050
   Inter-Tel, Inc.                                     1,600        32,400
   Intuit, Inc. *                                        220         7,906
   ISS Group, Inc. *                                     600        54,262
   Keane, Inc. *                                       1,400        40,425
   Liberate Technologies *                               600        23,475
   Macromedia, Inc. *                                    800        69,600
   Manugistics Group, Inc. *                             800        34,250
   Mercator Software, Inc. *                             200         7,363
   Mercury Interactive Corp. *                         1,000        90,000
   Micromuse, Inc. *                                     500        49,062
   MicroStrategy, Inc. *                                 140         3,623
   Mission Critical Software, Inc. *                     200         7,200
   National Instruments Corp. *                          800        39,000
   NetIQ Corp. *                                         300        11,025
   Netopia, Inc. *                                       800        33,400
   Network Associates, Inc. *                            500        12,719
   Pegasus Systems, Inc. *                             1,200        21,300
   Peregrine Systems, Inc. *                           1,100        26,469
   Pinnacle Systems, Inc. *                            1,400        33,600
   PSINet, Inc. *                                        400         9,275
   Remedy Corp. *                                      1,300        69,062
   S1 Corp. *                                            100         5,431
   SeaChange International, Inc. *                       200         6,000
   Software.com, Inc. *                                  100         8,088
   Sybase, Inc. *                                      1,200        24,225
   Symantec Corp. *                                      400        24,975
   THQ, Inc. *                                         1,400        21,700
   TSI International Software, Ltd. *                    400        14,725
   U.S. Interactive, Inc. *                            1,900        31,587
   WebTrends Corp. *                                     800        26,250
   Wind River Systems, Inc. *                            500        21,344
   Zebra Technologies Corp. Class A *                    800        45,600
   Zomax, Inc. *                                       1,000        47,312
                                                                 1,467,493

                              Utilities                               (0.4%)
Electric                                                              (0.2%)
Calpine Corp. *                                          200       $18,300

                               Telephone                              (0.2%)
ITC DeltaCom, Inc. *                                     800        26,300

Total Common Stock (cost $11,321,971)                           11,900,446

   Description                                      Principal        Value
SHORT-TERM SECURITIES  (5.4%)
                  Commercial                  Paper                   (1.6%)
E.I. du Pont de Nemours and Company
    6.030%  5-18-2000                               $200,000      $199,431

           Other           Short-Term           Securities            (3.8%)
Commercial Paper  (11.2%)
   SSgA Money Market Fund
   5.750%  5-1-2000                                  474,000       474,000

Total Short-Term Securities (cost $673,431)                        673,431

Total Investments (101.4%) (cost $11,995,402)                   12,573,877

Liabilities In Excess of Other Assets (-1.4%)                     (176,085)
Net Assets (100.0%)                                            $12,397,792


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX PILGRIM BAXTER MID CAP GROWTH
   Description                                         Shares         Value
COMMON                             STOCK                             (94.6%)
Consumer,                         Cyclical                           (12.1%)
Advertising                                                           (5.1%)
Getty Images, Inc. *                                  29,400      $893,025
   InfoSpace, Inc. *                                  31,500     2,262,094
   Omnicom Group, Inc.                                 3,700       336,931
                                                                 3,492,050
                             Broadcasting                             (0.9%)
Univision Communications, Inc. Class A *               5,700       622,725

                  Consumer                Electronics                 (0.7%)
Tandy Corp.                                            8,500       484,500

                             Entertainment                            (0.6%)
Premier Parks, Inc. *                                 20,500       442,031

              Retailers            -            Specialty             (4.8%)
Mettler-Toledo International, Inc. *                  34,200     1,179,900
   Tiffany & Company                                   8,900       646,919
   USinternetworking, Inc. *                          11,200       278,600
   Zale Corp. *                                       28,700     1,183,875
                                                                 3,289,294
                Consumer,               Non-Cyclical                 (11.7%)
Consumer                          Services                            (3.0%)
Convergys Corp. *                                     37,100     1,632,400
   H&R Block, Inc.                                    10,500       439,031
                                                                 2,071,431
                              Healthcare                              (1.5%)
Incyte Pharmaceuticals, Inc. *                        13,500     1,039,500

                            Pharmaceuticals                           (7.2%)
Celgene Corp. *                                       27,100     1,275,394
   Medicis Pharmaceutical Corp. Class A *             19,600       857,500
   MedImmune, Inc. *                                   7,500     1,199,531
   Teva Pharmaceutical Industries, Ltd. ADS           36,700     1,614,800
                                                                 4,947,225
                                Energy                                (7.2%)
Oil                             Drilling                              (3.1%)
ENSCO International, Inc. *                           40,900     1,357,369
   Santa Fe International Corp.                       23,700       814,687
                                                                 2,172,056
         Oilfield        Equipment        and        Services         (4.1%)
B.J. Services Company *                               12,600       885,150
   Cooper Cameron Corp. *                             26,000     1,950,000
                                                                 2,835,150
                              Financial                               (1.7%)
Banks
Bank One Corp.                                        37,900     1,155,950

                              Industrial                              (2.2%)
Electronic               Components              and               Equipment
Bookham Technology PLC ADS *                           1,800        93,600
   Celestica, Inc. *                                  10,200       556,538
   Powerwave Technologies, Inc. *                      1,300       270,481
   Veeco Instruments, Inc. *                           9,600       596,400
                                                                 1,517,019
                             Technology                              (59.7%)
Advanced                Medical               Devices                 (1.1%)
Allscripts, Inc. *                                    25,400       787,400

                             Biotechnology                            (1.2%)
CYTYC Corp. *                                         18,700       836,825

                            Communications                            (6.4%)
Advanced Fibre Communications *                       13,000      $593,937
   China.com Corp. *                                   7,700       374,412
   Ditech Communications Corp. *                       8,500       728,875
   Juniper Networks, Inc. *                            4,700       999,631
   Natural MicroSystems Corp. *                        4,500       293,063
   Netro Corp. *                                      12,100       521,813
   Polycom, Inc. *                                     6,700       530,138
   Tekelec *                                           9,500       332,500
                                                                 4,374,369
                               Computers                              (9.3%)
Ariba, Inc. *                                         14,400     1,068,300
   Check Point Software Technologies, Ltd. *           4,000       692,000
   Commerce One, Inc. *                               14,700       897,619
   Foundry Networks, Inc. *                            7,100       646,100
   Rare Medium Group, Inc. *                          18,600       382,462
   Redback Networks, Inc. *                           13,400     1,063,625
   SanDisk Corp. *                                    10,100       925,413
   ValueClick, Inc. *                                  1,700        21,781
   VeriSign, Inc. *                                    5,000       696,875
                                                                 6,394,175
                              Diversified                             (7.7%)
C-COR.net Corp. *                                      6,900       269,962
   Ciena Corp. *                                       7,800       964,275
   Emulex Corp. *                                      6,100       276,788
   Extreme Networks, Inc. *                           13,600       783,700
   JDS Uniphase Corp. *                               11,900     1,233,881
   Network Solutions, Inc. *                          11,300     1,672,400
   Viasystems Group, Inc. *                            7,700       122,719
                                                                 5,323,725
                              Industrial                              (4.5%)
ATMI, Inc. *                                          15,100       581,350
   GlobeSpan, Inc. *                                  16,800     1,596,000
   KEMET Corp. *                                      12,400       923,800
                                                                 3,101,150
                            Semiconductors                           (14.6%)
Amkor Technology, Inc. *                               1,600        97,900
   Atmel Corp. *                                       6,300       308,306
   Credence Systems Corp. *                            7,800     1,113,450
   Cypress Semiconductor Corp. *                      21,400     1,111,462
   Finisar Corp. *                                    21,000       783,563
   LSI Logic Corp. *                                  10,700       668,750
   Microchip Technology, Inc. *                       10,000       620,625
   MRV Communications, Inc. *                         18,600     1,282,238
   QLogic Corp. *                                      6,300       631,969
   SDL, Inc. *                                         3,700       721,500
   TriQuint Semiconductor, Inc. *                     15,700     1,614,156
   Xilinx, Inc. *                                     15,100     1,106,075
                                                                10,059,994

                               Software                              (14.9%)
Active Software, Inc. *                                4,400      $177,375
   Akamai Technologies, Inc. *                         1,700       168,088
   Art Technology Group, Inc. *                       25,900     1,573,425
   BEA Systems, Inc. *                                19,200       926,400
   Broadbase Software, Inc. *                         10,200       161,288
   Brocade Communications Systems, Inc. *              7,300       905,200
   Clarent Corp. *                                    12,400       843,200
   Interwoven, Inc. *                                  4,100       283,925
   Micromuse, Inc. *                                   7,200       706,500
   MicroStrategy, Inc. *                              10,700       276,862
   Peregrine Systems, Inc. *                          11,000       264,687
   Quest Software, Inc. *                             10,600       399,487
   SmartForce PLC ADS *                               18,400       878,600
   Sycamore Networks, Inc. *                           8,700       682,950
   VERITAS Software Corp. 144A *                       6,200       665,047
   Vignette Corp. *                                   21,300     1,026,394
   Vitria Technology, Inc. *                           8,700       321,356
                                                                10,260,784

Total Common Stock (cost $71,938,244)                           65,207,353

   Description                                     Principal         Value
SHORT-TERM                        SECURITIES                          (4.2%)
Repurchase                        Agreements                          (0.1%)
State           Street          Bank          &          Trust           ***
3.500% Repurchase Agreement dated 4-28-2000
   to be repurchased at $82,264 on 5-1-2000          $82,249       $82,249

                    Time                   Deposit                    (4.1%)
Commercial Paper  (4.1%)
   State Street Bank & Trust Eurodollar
     Time Deposit 4.250%  5-1-2000                 2,800,000     2,800,000

Total Short-Term Securities (cost $2,882,249)                    2,882,249


Total Investments (98.8%) (cost $74,820,493)                    68,089,602

Other Assets In Excess of Liabilities (0.2%)                       807,815
Net Assets (100.0%)                                            $68,897,417

April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX PILGRIM BAXTER TECHNOLOGY
   Description                                         Shares         Value
COMMON                             STOCK                             (92.4%)
Consumer,                         Cyclical                           (11.6%)
Advertising
Getty Images, Inc. *                                  10,100      $306,787
   InfoSpace, Inc. *                                  73,900     5,306,944
                                                                 5,613,731
                Consumer,                Non-Cyclical                 (0.4%)
Consumer                                                            Services
E.piphany, Inc. *                                      1,100        72,668
   PurchasePro.com, Inc. *                             4,600       138,000
                                                                   210,668
                              Industrial                              (2.6%)
Electronic               Components              and               Equipment
Applied Micro Circuits Corp. *                         9,600     1,237,200

                             Technology                              (77.8%)
Communications                                                       (15.4%)
ADC Telecommunications, Inc. *                         8,200       498,150
   Advanced Fibre Communications *                    18,200       831,512
   Ask Jeeves, Inc. *                                  2,800        85,050
   Aspect Development, Inc. *                          4,000       276,500
   China.com Corp. *                                   5,500       267,437
   Ditech Communications Corp. *                       8,100       694,575
   Juniper Networks, Inc. *                            4,800     1,020,900
   Mediacom Communications Corp. *                     7,500        92,813
   Metromedia Fiber Network, Inc. Class A *           15,200       469,300
   Netro Corp. *                                       2,900       125,063
   Next Level Communications, Inc. *                   3,300       262,763
   Nortel Networks Corp.                               7,100       804,075
   Polycom, Inc. *                                     4,500       356,062
   QUALCOMM, Inc. *                                    3,500       379,531
   RF Micro Devices, Inc. *                            7,100       738,844
   Silicon Image, Inc. *                               3,700       148,463
   Tekelec *                                          11,100       388,500
                                                                 7,439,538
                              Computers                              (10.9%)
Ariba, Inc. *                                          5,600       415,450
   BackWeb Technologies, Ltd. *                        5,000       117,188
   Commerce One, Inc. *                               18,400     1,123,550
   Entrust Technologies, Inc. *                        5,500       270,187
   Foundry Networks, Inc. *                            5,000       455,000
   Go2Net, Inc. *                                      4,900       291,550
   InterNAP Network Services Corp. *                   8,500       327,250
   Network Appliance, Inc. *                           2,500       184,844
   Rare Medium Group, Inc. *                          10,700       220,019
   Redback Networks, Inc. *                            7,800       619,125
   SanDisk Corp. *                                     8,600       787,975
   VeriSign, Inc. *                                    3,100       432,062
                                                                 5,244,200
                             Diversified                             (13.3%)
Ciena Corp. *                                         10,400     1,285,700
   E-Tek Dynamics, Inc. *                              7,300     1,494,675
   Extreme Networks, Inc. *                           13,300       766,413
   FSI International, Inc. *                             700        10,456
   JDS Uniphase Corp. *                               15,800     1,638,262
   Network Solutions, Inc. *                           8,100     1,198,800
                                                                 6,394,306
                              Industrial                              (2.1%)
GlobeSpan, Inc. *                                     10,400       988,000

                            Semiconductors                           (16.9%)
Avanex Corp. *                                         4,600      $560,625
   Cypress Semiconductor Corp. *                       9,400       488,213
   Finisar Corp. *                                    18,100       675,356
   Intergrated Device Technology, Inc. *               4,100       197,056
   LSI Logic Corp. *                                   6,900       431,250
   Microchip Technology, Inc. *                        6,800       422,025
   Micron Technology, Inc. *                           1,900       264,575
   MRV Communications, Inc. *                         18,600     1,282,237
   Novellus Systems, Inc. *                            7,000       466,813
   SDL, Inc. *                                         7,100     1,384,500
   TranSwitch Corp. *                                  6,200       545,988
   TriQuint Semiconductor, Inc. *                     10,400     1,069,250
   Xilinx, Inc. *                                      4,900       358,925
                                                                 8,146,813
                               Software                              (19.2%)
Active Software, Inc. *                                1,000        40,313
   Agile Software Corp. *                             15,200       563,350
   Akamai Technologies, Inc. *                         2,200       217,525
   Art Technology Group, Inc. *                       12,700       771,525
   AT&T Wireless Group                                 9,700       308,581
   BEA Systems, Inc. *                                20,100       969,825
   Brocade Communications Systems, Inc. *              7,600       942,400
   Clarent Corp. *                                    11,100       754,800
   i2 Technologies, Inc. *                             3,000       387,750
   Intertrust Technologies Corp. *                       700        16,100
   Interwoven, Inc. *                                  1,700       117,725
   MicroStrategy, Inc. *                               9,300       240,637
   Quest Software, Inc. *                              8,000       301,500
   Sycamore Networks, Inc. *                          12,600       989,100
   VERITAS Software Corp. 144A *                      10,000     1,072,656
   Vignette Corp. *                                   25,300     1,219,144
   Vitria Technology, Inc. *                          10,000       369,375
                                                                 9,282,306

Total Common Stock (cost $49,058,304)                           44,556,762

   Description                                      Principal        Value
SHORT-TERM                         SECURITIES                         (4.0%)
Repurchase                        Agreements                          (0.1%)
State           Street          Bank          &          Trust           ***
3.500%          Repurchase         Agreement         dated         4-28-2000
to be repurchased at $15,124 on 5-1-2000             $15,121       $15,121

                    Time                   Deposit                    (3.9%)
Commercial Paper  (4.1%)
   State Street Bank & Trust Eurodollar
   Time Deposit 4.250%  5-1-2000                   1,900,000     1,900,000

Total Short-Term Securities (cost $1,915,121)                    1,915,121

Total Investments (96.4%) (cost $50,973,425)                    46,471,883

Other Assets In Excess of Liabilities (3.6%)                     1,757,917
Net Assets (100.0%)                                            $48,229,800


April 30, 2000
SCHEDULE OF INVESTMENTS (unaudited)
IDEX GOLDMAN SACHS GROWTH
   Description                                         Shares         Value
COMMON                             STOCK                             (94.6%)
Basic                            Materials                            (1.8%)
Chemicals                                                             (0.9%)
Dow Chemical Company                                     330       $37,290
   E.I. du Pont de Nemours and Company                 1,361        64,562
                                                                   101,852
                   Forest                  Products                   (0.2%)
Weyerhaeuser Company                                     500        26,719

                    Paper                  Products                   (0.4%)
International Paper Company                              710        26,092
   Kimberly-Clark Corp.                                  360        20,903
                                                                    46,995
                   Precious                  Metals                   (0.3%)
Alcoa, Inc.                                              420        27,248

                 Consumer,                 Cyclical                  (14.4%)
Advertising                                                           (0.6%)
DoubleClick, Inc. *                                      350        26,556
   Valassis Communications, Inc. *                     1,170        39,853
                                                                    66,409
                  Auto                 Manufacturers                  (1.6%)
Ford Motor Company                                     1,020        55,781
   General Motors Corp.                                  760        71,155
   General Motors Corp. Class H *                        570        54,898
                                                                   181,834
                             Broadcasting                             (4.5%)
AMFM, Inc. *                                             870        57,746
   Cablevision Systems Corp. *                           480        32,490
   CBS Corp. *                                         1,680        98,700
   Comcast Corp. Class A                                 780        31,249
   EchoStar Communications Corp. *                       780        49,676
   Infinity Broadcasting Corp. *                       1,110        37,671
   Time Warner, Inc.                                   2,060       185,271
                                                                   492,803
                                Casinos                               (0.6%)
Harrah's Entertainment, Inc. *                         3,120        64,155

                  Consumer                Electronics                 (0.3%)
Tandy Corp.                                              590        33,630

                             Entertainment                            (0.4%)
Walt Disney Company                                      940        40,714

                                Lodging                               (0.5%)
Marriott International, Inc.                           1,600        51,200

                              Publishing                              (1.7%)
A.H. Belo Corp.                                        2,930        48,894
   Central Newspapers, Inc.                              900        27,619
   Gannett Company, Inc.                                 580        37,048
   The New York Times Company                          1,170        48,189
   Tribune Company                                       580        22,548
                                                                   184,298
                              Restaurants                             (0.6%)
McDonald's Corp.                                       1,710        65,194

              Retailers            -            Broadline             (1.9%)
Wal-Mart Stores, Inc.                                  3,750       207,656

           Retailers          -          Drug         Based           (0.7%)
Walgreen Company                                       2,820        79,313

              Retailers            -            Specialty             (1.0%)
Home Depot, Inc.                                       1,960       109,883

                Consumer,               Non-Cyclical                 (14.5%)
Beverages                                                             (1.7%)
PepsiCo, Inc.                                          2,160       $79,245
   The Coca-Cola Company                               2,200       103,538
                                                                   182,783
                   Consumer                 Services                  (0.4%)
Cendant Corp. *                                        2,510        38,748
   E.piphany, Inc. *                                     150         9,909
                                                                    48,657
                               Cosmetics                              (0.7%)
Avon Products, Inc.                                    1,050        43,575
   The Gillette Company                                  790        29,230
                                                                    72,805
                Food               -              Other               (0.8%)
Ralston Purina Company                                 2,820        49,879
   Wm. Wrigley Jr. Company                               600        43,425
                                                                    93,304
                    Food                  Retailers                   (0.4%)
Nabisco Group Holdings                                 3,380        43,518

                  Household                 Products                  (2.1%)
Colgate-Palmolive Company                              2,450       139,956
   Energizer Holdings, Inc. *                          2,010        34,296
   Proctor & Gamble Company                              880        52,470
                                                                   226,722
                   Medical                 Supplies                   (1.0%)
American Home Products Corp.                           1,900       106,756

                            Pharmaceuticals                           (7.4%)
Bristol-Myers Squibb Company, Inc.                     3,450       180,909
   CVS Corp.                                             640        27,840
   Eli Lilly and Company                                 730        56,438
   Johnson & Johnson                                     820        67,650
   Merck and Company, Inc.                             1,460       101,470
   Pfizer, Inc.                                        3,450       145,331
   Schering Plough Corp.                               1,300        52,406
   Warner-Lambert Company                              1,620       184,376
                                                                   816,420
                                Energy                                (5.3%)
Oil             Companies            -             Major              (3.8%)
BP Amoco PLC ADR                                         424        21,603
   Chevron Corp.                                         510        43,414
   Exxon Mobil Corp.                                   2,692       209,135
   Royal Dutch Petroleum Company NYRS                  1,730        99,259
   Texaco, Inc.                                          520        25,740
   Unocal Corp.                                          360        11,632
                                                                   410,783
                    Oil                   Drilling                    (0.1%)
Transocean Sedco Forex, Inc.                             268        12,596

         Oilfield        Equipment        and        Services         (1.4%)
Enron Corp.                                              460        32,057
   Schlumberger, Ltd.                                  1,620       124,031
                                                                   156,088
                              Financial                              (16.1%)
Banks                                                                 (2.9%)
Bank of New York Company, Inc.                           820        33,671
   Chase Manhattan Corp.                                 270        19,457
   MBNA Corp.                                          3,440        91,375
   State Street Corp.                                  1,790       173,406
                                                                   317,909
                              Diversified                             (7.5%)
Bank of America Corp.                                  1,300       $63,700
   Citigroup, Inc.                                     2,900       172,369
   First Data Corp.                                    2,240       109,060
   Metlife, Inc. *                                     4,510        74,697
   Standard & Poor's 500 Depository Receipts           2,388       346,484
   Wells Fargo & Company                               1,260        51,738
                                                                   818,048
                               Insurance                              (2.1%)
AMBAC Financial Group, Inc.                            1,140        54,720
   American International Group, Inc.                  1,210       132,721
   Hartford Life, Inc. Class A                           530        26,103
   Nationwide Financial Services, Inc.                   730        20,349
                                                                   233,893
                     Real                   Estate                    (0.5%)
Starwood Hotels & Resorts Worldwide, Inc.              1,980        56,306

                  Securities                 Brokers                  (0.9%)
Charles Schwab Corp.                                   1,400        62,300
   Merrill Lynch & Company, Inc.                         370        37,717
                                                                   100,017
         United        States       Government       Agencies         (2.2%)
Federal Home Loan Mortgage Corp.                       2,540       116,681
   Federal National Mortgage Association               2,110       127,260
                                                                   243,941
                             Independent                              (0.4%)
Conglomerate
Philip Morris Companies, Inc.                          1,960        42,875

                              Industrial                              (5.8%)
Electronic         Components         and         Equipment           (0.1%)
Emerson Electric Company                                 170         9,329

                              Diversified                             (5.6%)
Corning, Inc.                                            480        94,800
   General Electric Company                            2,620       411,995
   Minnesota Mining & Manufacturing Company              840        72,660
   Tyco International Group SA                           860        39,506
                                                                   618,961
                   Pollution                 Control                  (0.1%)
Waste Management, Inc.                                   610         9,684

                             Technology                              (31.5%)
Aerospace/Defense                                                     (0.4%)
Honeywell International, Inc.                            310        17,360
   United Technologies Corp.                             370        23,009
                                                                    40,369
                             Biotechnology                            (0.4%)
Amgen, Inc. *                                            790        44,240

                            Communications                           (12.2%)
AT&T Corp. Liberty Media Class A *                     2,600       129,838
   Cisco Systems, Inc. *                               5,840       404,875
   Crown Castle International Corp. *                  1,020        39,143
   Lucent Technologies, Inc.                           1,910       118,778
   MediaOne Group, Inc. *                              1,800       136,124
   Motorola, Inc.                                        445        52,983
   Nortel Networks Corp.                               1,610       182,333
   QUALCOMM, Inc. *                                      960       104,100
   SBC Communications, Inc.                            2,930       128,371
   Vodafone AirTouch PLC ADR                             890        41,830
                                                                 1,338,375
                               Computers                              (6.0%)
CheckFree Holdings Corp. *                               360       $18,293
   Dell Computer Corp. *                               1,930        96,741
   EMC Corp. *                                           980       136,159
   Hewlett-Packard Company                               600        81,000
   International Business Machines Corp.               1,460       162,972
   Sun Microsystems, Inc. *                            1,430       131,471
   VeriSign, Inc. *                                      240        33,450
                                                                   660,086
                              Diversified                             (0.9%)
E-Tek Dynamics, Inc. *                                   110        22,523
   Gemstar International Group, Ltd. *                   270        12,487
   JDS Uniphase Corp. *                                  120        12,443
   Network Solutions, Inc. *                             360        53,280
                                                                   100,733
                   Office                 Equipment                   (0.1%)
Xerox Corp.                                              460        12,160

                            Semiconductors                            (4.8%)
Analog Devices, Inc. *                                   150        11,522
   Applied Materials, Inc. *                             270        27,489
   Intel Corp.                                         2,820       357,611
   Texas Instruments, Inc.                               750       122,156
   Xilinx, Inc. *                                        150        10,988
                                                                   529,766
                               Software                               (6.7%)
America Online, Inc. *                                 1,230        73,569
   Automatic Data Processing, Inc.                       830        44,664
   Microsoft Corp. *                                   4,540       316,665
   Oracle Corp. *                                      2,600       207,838
   S1 Corp. *                                            320        17,380
   VERITAS Software Corp. 144A *                         140        15,017
   Yahoo!, Inc. *                                        440        57,310
                                                                   732,443
                              Utilities                               (4.8%)
Electric                                                              (1.5%)
Duke Energy Corp.                                        300        17,250
   Southern Company                                      640        15,960
   The AES Corp. *                                     1,400       125,913
                                                                   159,123
                               Telephone                              (3.3%)
GTE Corp.                                              1,830       123,982
   MCI WorldCom, Inc. *                                2,470       112,231
   Sprint Corp.                                        2,230       130,710
                                                                   366,923

Total Common Stock (cost $9,682,403)                            10,385,516


   Description                                      Principal        Value
SHORT-TERM                        SECURITIES                          (9.6%)
Repurchase                        Agreements                          (0.5%)
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
 to be repurchased at  $49,516 on 5-1-2000           $49,506       $49,506

                    Time                   Deposit                    (9.1%)
State Street Bank & Trust Eurodollar
  Time Deposit 4.250%  5-1-2000                    1,000,000     1,000,000

Total Short-Term Securities (cost $1,049,506)                    1,049,506

Total Investments (104.2%) (cost $10,731,909)                   11,435,022

Liabilities In Excess of Other Assets  (-4.2%)                    (457,629)
Net Assets (100.0%)                                            $10,977,393


April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX TRANSAMERICA EQUITY
   Description                                         Shares         Value
COMMON                             STOCK                             (94.3%)
Consumer,                         Cyclical                           (12.2%)
Advertising                                                           (4.1%)
Lamar Advertising Company *                            2,200       $96,937

                             Broadcasting                             (4.3%)
Clear Channel Communications, Inc. *                   1,400       100,800

              Retailers             -            Apparel              (3.8%)
Gap, Inc.                                              2,400        88,200

                Consumer,               Non-Cyclical                 (14.8%)
Consumer                          Services                            (4.0%)
United Parcel Service, Inc.                            1,400        93,100

                    Food                  Retailers                   (7.1%)
Safeway, Inc. *                                        1,900        83,838
   The Kroger Company *                                4,500        83,531
                                                                   167,369
                            Pharmaceuticals                           (3.7%)
CVS Corp.                                              2,000        87,000

                              Financial                              (13.5%)
Banks                                                                 (9.4%)
Northern Trust Corp.                                   1,500        96,188
   U.S. Trust Corp.                                      800       123,100
                                                                   219,288
                              Diversified                             (4.1%)
First Data Corp.                                       2,000        97,375

                              Industrial                              (6.2%)
Containers                and               Packaging                 (3.5%)
Sealed Air Corp. *                                     1,500        83,437

         Electronic       Components       and       Equipment        (2.7%)
American Power Conversion Corp. *                      1,800        63,563

                             Technology                              (47.6%)
Communications                                                       (15.9%)
Cisco Systems, Inc. *                                    800        55,463
   QUALCOMM, Inc. *                                      900        97,594
   Qwest Communications International, Inc. *          2,100        91,087
   RF Micro Devices, Inc. *                              400        41,625
   Vodafone AirTouch PLC ADR                           1,900        89,300
                                                                   375,069
                              Computers                              (14.6%)
3Com Corp. *                                           1,300        51,269
   Dell Computer Corp. *                               1,900        95,237
   EMC Corp. *                                           750       104,203
   Palm, Inc. *                                        1,400        38,150
   VeriSign, Inc. *                                      400        55,750
                                                                   344,609
                              Diversified                             (0.9%)
JDS Uniphase Corp. *                                     200        20,738

                            Semiconductors                           (13.8%)
Applied Materials, Inc. *                                800       $81,450
   Intel Corp.                                           750        95,109
   Maxim Integrated Products, Inc. *                   1,500        97,219
   QLogic Corp. *                                        500        50,156
                                                                   323,934
                               Software                               (2.4%)
Microsoft Corp. *                                        800        55,800

Total Common Stock (cost $2,256,032)                             2,217,219

   Description                                      Principal        Value
SHORT-TERM                        SECURITIES                          (7.9%)
Repurchase                        Agreements                          (3.6%)
State           Street          Bank          &          Trust           ***
3.500% Repurchase Agreement dated 4-28-2000
  to be repurchased at  $85,362 on 5-1-2000          $85,345       $85,345

                    Time                   Deposit                    (4.3%)
State Street Bank & Trust Eurodollar Time Deposit
   3.000%  5-1-2000                                  100,000       100,000

Total Short-Term Securities (cost $185,345)                        185,345

Total Investments (102.2%) (cost $2,441,377)                     2,402,564

Liabilities In Excess of Other Assets (-2.2%)                      (51,458)
Net Assets (100.0%)                                             $2,351,106


April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX TRANSAMERICA SMALL COMPANY
   Description                                         Shares         Value
COMMON                             STOCK                             (96.6%)
Basic                            Materials                            (3.5%)
Mining                             -                             Diversified
Minerals Technologies, Inc.                            3,020      $139,675

                 Consumer,                 Cyclical                  (13.6%)
Advertising                                                           (4.7%)
Lamar Advertising Company *                            4,295       189,249

           Auto          Parts         and         Equipment          (3.5%)
Midas, Inc.                                            5,530       139,978

                             Entertainment                            (3.8%)
Speedway Motorsports, Inc. *                           6,300       150,806

          Recreation         Products        -         Other          (0.9%)
Vail Resorts, Inc. *                                   2,300        37,088

              Retailers            -            Specialty             (0.7%)
Williams-Sonoma, Inc. *                                  815        28,219

                Consumer,               Non-Cyclical                 (11.0%)
Consumer                          Services                            (4.3%)
C.H. Robinson Worldwide, Inc.                          3,460       173,000

                Food               -              Other               (3.5%)
Dreyer's Grand Ice Cream, Inc.                         5,845       140,280

                              Healthcare                              (1.9%)
NovaMed Eyecare, Inc.                                  9,380        77,385

                            Pharmaceuticals                           (1.3%)
ChiRex, Inc. *                                         2,970        50,490

                              Industrial                              (8.0%)
Electronic         Components         and         Equipment           (4.3%)
American Power Conversion Corp. *                      4,880       172,325

                               Trucking                               (3.7%)
Forward Air Corp. *                                    4,380       150,563

                             Technology                              (60.5%)
Biotechnology                                                         (3.1%)
Diametrics Medical, Inc. *                            15,685       125,480

                            Communications                           (18.1%)
360networks, Inc. *                                   12,875       195,539
   Aether Systems, Inc. *                                230        38,291
   DigitalThink, Inc. *                                5,465       109,983
   NetRatings, Inc. *                                  7,080       187,620
   RF Micro Devices, Inc. *                            1,885       196,158
                                                                   727,591
                              Computers                              (12.0%)
Palm, Inc. *                                           3,780       103,005
   ProBusiness Services, Inc. *                        3,730        98,379
   Redback Networks, Inc. *                              980        77,787
   VeriSign, Inc. *                                    1,475       205,578
                                                                   484,749
                              Diversified                             (1.5%)
Exodus Communications *                                  675        59,695

                              Industrial                              (8.6%)
Cymer, Inc. *                                          2,755       107,617
   Lydall, Inc. *                                      3,380        29,998
   Millipore Corp.                                     2,895       207,535
                                                                   345,150

                            Semiconductors                            (6.2%)
QLogic Corp. *                                         2,480      $248,775

                               Software                              (11.0%)
724 Solutions, Inc. *                                    355        17,928
   Aspen Technology, Inc. *                            2,310        81,716
   HNC Software, Inc. *                                2,730       135,135
   i2 Technologies, Inc. *                             1,600       206,800
                                                                   441,579

Total Common Stock (cost $4,313,262)                             3,882,077

   Description                                      Principal        Value
SHORT-TERM SECURITIES  (10.4%)
                 Repurchase                Agreements                 (0.4%)
State           Street          Bank          &          Trust           ***
3.500% Repurchase Agreement dated 4-28-2000
  to be repurchased at  $17,932 on 5-1-2000          $17,928       $17,928

                   Time                   Deposit                    (10.0%)
Commercial Paper  (9.3%)
   State Street Bank & Trust Eurodollar
   Time Deposit 3.000%  5-1-2000                     400,000       400,000

Total Short-Term Securities (cost $417,928)                        417,928

Total Investments (107.0%) (cost $4,731,190)                     4,300,005

Liabilities In Excess of Other Assets (-0.7%)                     (282,158)
Net Assets (100.0%)                                             $4,017,847


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX SALOMON ALL CAP
   Description                                         Shares         Value
COMMON STOCK  (92.5%)
                   Basic                  Materials                   (6.3%)
Chemicals                                                             (2.3%)
Olin Corp.                                             1,800       $31,950
   OM Group, Inc.                                      5,900       271,400
                                                                   303,350
                   Other                 Non-ferrous                  (1.1%)
The Geon Company                                       6,700       146,562

                    Paper                  Products                   (1.1%)
International Paper Company                            4,200       154,350

                                 Steel                                (1.8%)
AK Steel Holdings Corp.                               13,700       151,556
   The LTV Corp.                                      25,300        90,131
                                                                   241,687
                 Consumer,                 Cyclical                  (10.9%)
Broadcasting                                                          (1.5%)
Hearst-Argyle Television, Inc. *                       6,000       127,875
   Sinclair Broadcast Group, Inc. *                   10,300        80,469
                                                                   208,344
                                Casinos                               (1.0%)
Sun International Hotels, Ltd. *                       6,800       130,900

                              Publishing                              (1.3%)
PRIMEDIA, Inc. *                                       8,600       179,525

                              Restaurants                             (1.6%)
Wendy's International, Inc.                            9,500       212,562

              Retailers             -            Apparel              (3.0%)
Federated Department Stores, Inc. *                   11,800       401,200

              Retailers            -            Broadline             (2.5%)
Costco Wholesale Corp. *                               6,300       340,593

                Consumer,               Non-Cyclical                 (25.6%)
Beverages                                                             (3.9%)
Pepsi Bottling Group, Inc. *                          14,500       312,656
   PepsiCo, Inc.                                       5,900       216,456
                                                                   529,112
                   Consumer                 Services                  (1.8%)
Organic, Inc. *                                        5,500        82,500
   UnitedGlobalCom, Inc.                               3,000       159,375
                                                                   241,875
                Food               -              Other               (5.6%)
Hormel Foods Corp.                                    24,200       369,050
   John B. Sanfilippo & Son, Inc. *                    9,400        37,600
   Michael's Stores, Inc.                             10,100       216,519
   Tyson Foods, Inc.                                  13,300       138,819
                                                                   761,988
                    Food                  Retailers                   (9.9%)
Delhaize America, Inc. Class B                        10,400       187,200
   Hannaford Brothers Company                          3,100       224,363
   Nabisco Group Holdings                             33,100       426,162
   Safeway, Inc. *                                    11,300       498,613
                                                                 1,336,338
                              Healthcare                              (0.9%)
Health Management Associates, Inc. *                   7,800       124,313

                            Pharmaceuticals                           (3.5%)
Merck and Company, Inc.                                4,800       333,600
   Schering Plough Corp.                               3,300       133,031
                                                                   466,631

                                Energy                                (9.0%)
Oil             Companies            -             Major              (2.0%)
Conoco, Inc. Class B                                   5,000      $124,375
   USX-Marathon Group                                  6,100       142,206
                                                                   266,581
           Oil         Companies         -         Secondary          (3.3%)
Devon Energy Corp.                                     6,600       318,038
   Suncor Energy, Inc.                                 3,000       128,062
                                                                   446,100
                    Oil                   Drilling                    (1.2%)
R & B Falcon Corp. *                                   8,000       166,000

         Oilfield        Equipment        and        Services         (2.5%)
Tesoro Petroleum Corp. *                              28,100       330,175

                              Financial                               (7.1%)
Banks                                                                 (5.4%)
Bank of New York Company, Inc.                         6,600       271,013
   Comerica, Inc.                                      3,200       135,600
   Mercantile Bankshares Corp.                         7,400       210,900
   Peoples Heritage Financial Group, Inc.              8,500       111,031
                                                                   728,544
                              Diversified                             (0.7%)
FleetBoston Financial Corp.                            2,600        92,138

                               Insurance                              (1.0%)
Protective Life Corp.                                  5,900       140,493

                             Independent                              (1.0%)
Conglomerate
Philip Morris Companies, Inc.                          6,500       142,188

                              Industrial                              (3.4%)
Containers                and               Packaging                 (1.0%)
Crown Cork & Seal Company, Inc.                        8,500       138,125

         Electronic       Components       and       Equipment        (0.2%)
Bookham Technology PLC ADS *                             500        26,000

                  Heavy                 Construction                  (1.1%)
Ingersoll-Rand Company                                 3,200       150,200

                              Diversified                             (1.1%)
Harnischfeger Industries, Inc. * #                    18,700        11,103
   SpeedFam-IPEC, Inc.                                 8,200       129,663
                                                                   140,766
                             Technology                              (24.8%)
Biotechnology                                                         (0.5%)
Nycomed Amersham PLC ADR                               1,800        74,250

                            Communications                            (7.7%)
AT&T Corp. Liberty Media Class A *                     2,500       124,844
   Digital Microwave Corp. *                           5,600       206,850
   Dobson Communications Corp. *                       8,200       210,125
   ICG Communications, Inc. *                          5,000       148,750
   Rogers Cantel Mobile Communications, Inc. *         5,300       167,612
   SBC Communications, Inc.                            4,000       175,250
                                                                 1,033,431
                               Computers                              (6.1%)
3Com Corp. *                                           5,600       220,850
   Compaq Computer Corp.                               5,900       172,575
   International Business Machines Corp.               1,400       156,275
   Seagate Technology, Inc. *                          5,400       274,388
                                                                   824,088

                              Diversified                             (1.3%)
NTL, Inc. *                                            2,300      $175,950

                              Industrial                              (0.7%)
Visual Networks, Inc. *                                2,300        89,700

                            Semiconductors                            (6.3%)
Advanced Micro Devices, Inc. *                         4,100       359,775
   ASM International NV *                              5,400       186,300
   Cypress Semiconductor Corp. *                       4,100       212,944
   S3, Inc. *                                          6,100        85,781
                                                                   844,800
                               Software                               (2.2%)
Caminus Corp. *                                        4,600        68,712
   Comverse Technology, Inc. *                         1,800       160,538
   Paradigm Geophysical, Ltd. *                        9,100        52,894
   Razorfish, Inc. *                                     900        17,044
                                                                   299,188
                              Utilities                               (4.4%)
Telephone
Bell Atlantic Corp.                                    3,200       189,600
   GTE Corp.                                           2,800       189,700
   MCI WorldCom, Inc. *                                4,650       211,284
                                                                   590,584

Total Common Stock (cost $11,878,010)                           12,478,631

NON-CONVERTIBLE             PREFERRED             STOCK               (1.0%)
Consumer,                                                           Cyclical
Broadcasting
News Corp., Ltd. ADR (cost $125,010)                   3,200       140,800

   Description                                      Principal        Value
CONVERTIBLE CORPORATE BONDS  (1.2%)
                                Energy                                (0.0%)
Oilfield                Equipment                and                Services
Friede Goldman Halter, Inc. 4.500%  9-15-2004        $10,000        $4,800

                              Industrial                              (1.2%)
Diversified
Sunbeam Corp. 0.000%  3-25-2018                      500,000        83,750
   Sunbeam Corp. 144A 0.000%  3-25-2018              450,000        75,375
                                                                   159,125

Total Convertible Corporate Bonds (cost $167,602)                  163,925

NON-CONVERTIBLE             CORPORATE             BONDS               (0.9%)
Consumer,                          Cyclical                           (0.0%)
Auto                   Parts                  and                  Equipment
Breed Technologies, Inc. 9.250%  4-15-2008 * #        $5,000           $44

                              Financial                               (0.1%)
Diversified
ContiFinancial Corp. 8.125%  4-1-2008 * #             85,000         9,137
   ContiFinancial Corp. 8.375%  8-15-2003 * #         25,000         2,688
                                                                    11,825
                              Industrial                              (0.8%)
Diversified
Harnischfeger Industries, Inc. 0.000%
    3-1-2022 * #                                      55,000        23,238
   Harnischfeger Industries, Inc. 0.000%
    6-15-2022 * #                                     70,000        29,575
   Harnischfeger Industries, Inc. 0.000%
    12-15-2025 * #                                   125,000        52,812
                                                                   105,625

Total Non-Convertible Corporate Bonds (cost $144,008)              117,494

SHORT-TERM                         SECURITIES                         (8.6%)
Repurchase                                                        Agreements
SBC          Warburg         Dillon         Read,          Inc.          ***
5.700% Repurchase Agreement dated
   4-28-2000 to be repurchased at $1,153,360
   on 5-1-2000  (cost $1,153,000)                  1,153,000     1,153,000

   Description                                     Contracts         Value
PURCHASED                          OPTIONS                            (0.1%)
Purchased                                                               Puts
Standard & Poor's 500 Index *                            300        $4,500
   Iix-interactive Wk Internet Index  (cost $11,250)     300         7,013
                                                                    11,513

Total Investments (104.3%) (cost $13,478,880)                   14,065,363

Liabilities In Excess of Other Assets (-4.3%)                     (570,974)
Net Assets (100.0%)                                            $13,494,389


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX AEGON INCOME PLUS
   Description                                      Principal         Value
NON-CONVERTIBLE CORPORATE BONDS  (85.0%)
                   Basic                  Materials                   (2.3%)
Mining                             -                             Diversified
Scotia Pacific Company Series B
    7.110%  7-20-2028                             $2,000,000    $1,560,000

                 Consumer,                 Cyclical                  (12.4%)
Airlines                                                              (2.0%)
Piedmont Aviation, Inc. 10.100%  5-13-2007         1,048,000       960,230
   USAir, Inc. 10.800%  1-1-2005                     400,000       385,000
                                                                 1,345,230
           Auto          Parts         and         Equipment          (3.9%)
Arvin Industries, Inc. 6.750%  3-15-2008           3,000,000     2,679,630

                              Publishing                              (4.0%)
Golden Books Publishing, Inc. PIK
    14.250%  12-31-2004                            1,305,000       783,000
   World Color Press, Inc. 7.750%  2-15-2009       2,000,000     1,866,400
                                                                 2,649,400
              Retailers             -            Apparel              (2.5%)
Neiman Marcus Group, Inc. 7.125%  6-1-2028         2,000,000     1,694,940

                Consumer,                Non-Cyclical                 (8.8%)
Food                    -                    Other                    (3.9%)
Ralston Purina Company 9.250%  10-15-2009          2,450,000     2,635,171

                    Food                  Retailers                   (2.8%)
Great Atlantic & Pacific Tea, Inc.
    7.700%  1-15-2004                              2,000,000     1,872,980

                   Medical                 Supplies                   (2.1%)
C. R. Bard, Inc. 6.700%  12-1-2026                 1,500,000     1,409,130

                                Energy                                (4.3%)
Oil                             Drilling                              (2.8%)
Louisiana Land Exploration Company
    7.625%  4-15-2013                              2,000,000     1,908,120

         Oilfield        Equipment        and        Services         (1.5%)
McDermott, Inc. 9.375%  3-15-2002                  1,000,000       990,110

                              Financial                              (23.0%)
Banks                                                                 (8.1%)
BankBoston Capital Trust Corp.
    8.250%  12-15-2026                             3,000,000     2,743,320
   HSBC America Capital II 144A 8.380% 5-15-2027   3,000,000     2,699,340
                                                                 5,442,660
                              Diversified                             (9.1%)
Charter Communications Holdings LLC
    0.000%  4-1-2011                               1,000,000       547,500
   Charter Communications Holdings LLC
    8.625%  4-1-2009                               1,000,000       870,000
   Chase Capital Corp. 6.660%  3-1-2027            3,000,000     2,874,720
   First Security Capital Trust Corp.
    8.410%  12-15-2026                             2,000,000     1,842,140
                                                                 6,134,360
               Savings              &             Loans               (5.8%)
GS Escrow Corp. 7.125%  8-1-2005                   2,000,000     1,775,220
   Peoples Bank - Bridgeport CT 7.200%  12-1-2006  2,300,000     2,107,099
                                                                 3,882,319
                             Industrial                              (15.4%)
Containers                and               Packaging                 (1.6%)
Stone Container Corp. 12.580%  8-1-2016            1,000,000     1,055,000

                   Factory                 Equipment                  (2.6%)
Columbus Mckinnon Corp. 8.500%  4-1-2008           2,000,000     1,780,000

             Other           Industrial           Services            (9.2%)
PDVSA Finance, Ltd. 6.450%  2-15-2004              3,000,000     2,695,050
   Petroleum Geo-Services ASA 6.625%  3-30-2008    2,300,000     2,064,112
   Westinghouse Air Brake Company
    9.375%  6-15-2005                              1,500,000     1,455,000
                                                                 6,214,162
                   Pollution                 Control                  (2.0%)
Allied Waste Industries, Inc.
    10.000%  8-1-2009                              2,000,000     1,370,000

                             Technology                              (12.0%)
Aerospace/Defense                                                     (2.9%)
AAR Corp. 7.250%  10-15-2003                      $2,000,000    $1,947,940

                            Communications                            (7.6%)
Intermedia Communications, Inc.
    9.500%  3-1-2009                               1,000,000       957,500
   KPNQwest NV 8.125%  6-1-2009                    2,000,000     1,900,000
   NEXTLINK Communications, Inc. 0.000%  6-1-2009  4,000,000     2,320,000
                                                                 5,177,500
                              Diversified                             (1.5%)
Loral Space & Communications, Ltd.
    9.500%  1-15-2006                              1,500,000     1,012,500

                              Utilities                               (6.8%)
Electric                                                              (4.1%)
Calpine Corp. 7.750%  4-15-2009                    2,000,000     1,870,000
   The AES Corp. 8.500%  11-1-2007                 1,000,000       905,000
                                                                 2,775,000
                               Telephone                              (2.7%)
McLeodUSA, Inc. 8.375%  3-15-2008                  1,000,000       905,000
   McLeodUSA, Inc. 9.250%  7-15-2007               1,000,000       950,000
                                                                 1,855,000

Total Non-Convertible Corporate Bonds (cost $62,941,365)        57,391,152

COLLATERALIZED            MORTGAGE            OBLIGATION              (2.8%)
Financial
Real                                                                  Estate
Aetna Commercial Mortgage Trust
   7.230%  1-15-2028 (cost $2,040,249)             2,000,000     1,889,880

Long-Term               Government               Bonds                (1.2%)
Foreign                                                          Governments
Republic of Colombia
   9.750%  4-23-2009 (cost $902,983)               1,000,000       792,500

   Description                                         Shares        Value
COMMON                             STOCK                              (0.1%)
Consumer,                                                           Cyclical
Publishing
Golden Books Publishing, Inc. * (cost $168,425)       63,750       $67,734

CONVERTIBLE               PREFERRED              STOCK                (8.4%)
Consumer,                          Cyclical                           (5.8%)
Broadcasting                                                          (4.5%)
TCI Communications, Inc.                             120,000     3,090,000

                              Publishing                              (1.3%)
PRIMEDIA, Inc.                                        10,000       860,000

                              Financial                               (2.6%)
Real                                                                  Estate
Duke-Weeks Realty Corp.                               40,000     1,767,500

Total Convertible Preferred Stock (cost $6,293,000)              5,717,500

   Description                                      Principal        Value
SHORT-TERM                        SECURITIES                          (0.7%)
Repurchase                                                        Agreements
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
   to be repurchased at $453,305 on 5-1-2000
   (cost  $453,218)                                 $453,218      $453,218

Total Investments (98.2%) (cost $72,799,240)                    66,311,984

Other Assets In Excess of Liabilities (1.8%)                     1,252,394
Net Assets (100.0%)                                            $67,564,378



April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX AEGON TAX EXEMPT
   Description **                                   Principal         Value
LONG-TERM               MUNICIPAL               BONDS                (92.9%)
Illinois                                                             (10.2%)
Illinois State Partnership, Dept. of Central
      Management, Public Improvements,
       General Obligation Bonds,
        5.650%, 7-1-2017, AAA/Aaa                 $1,000,000      $989,090
   McHenry County Community School District,
      General Obligation Bonds, Series 1996
        5.850%, 1-1-2016, AAA/Aaa                  1,000,000     1,010,980
                                                                 2,000,070
                                Indiana                               (9.7%)
City           of           Petersburg,          Pollution          Control,
Revenue Bonds, Series 1977,
       5.500%, 10-1-2023, A+/Aa2                   1,000,000       932,730
   Indianapolis Gas Utility,
       Revenue Bonds, Series A
       5.250%, 8-15-2012, AAA/Aaa                  1,000,000       976,910
                                                                 1,909,640
                                 Iowa                                (15.0%)
Iowa Finance Authority, Drake University
      Project, Revenue Bonds,
       5.400%, 12-1-2016, AAA/Aaa                  1,000,000       968,440
   Iowa Finance Authority, Hospital Facilities,
       Revenue Bonds, 5.250%,  7-1-2015,  AAA/Aaa  1,000,000       934,380
   Iowa State Certificate of Participation,
        Revenue Bonds, Series 1992A,
        6.500%, 7-1-2006, AAA/Aaa                  1,000,000     1,042,100
                                                                 2,944,920
                             Massachusetts                            (4.3%)
Massachusetts Bay Transportation Authority,
      Revenue Bonds, Series B,
      5.000%, 3-1-2028, AA-/Aa3                    1,000,000       854,380

 Nebraska (4.6%)
   Nebraska Public Power District,
      Revenue Bonds, Series A,
      5.125%, 1-1-2019, AAA/Aaa                    1,000,000       908,910

 New York (4.4%)
  City of New York, Municipal Water Finance Authority,
    Water and Sewer System, Revenue Bonds,
    5.125%, 6-15-2030, AAA/Aaa                     1,000,000       869,930

 Ohio (10.2%)
  Ohio State Building Authority, Adult Correctional
    Facilities Improvements, Revenue Bonds,
    Series A, 5.500%, 10-1-2011, AA/Aa2            1,000,000     1,013,420
  Ohio State Turnpike Authority,
    Revenue Bonds, Series A
    5.500%, 2-15-2017, AAA/Aaa                     1,000,000       995,570
                                                                 2,008,990
 Pennsylvania (0.2%)
   Pennsylvania Housing Finance Agency, Multi-
    Family Mortgage, Revenue Bonds, Series 1985A,
    9.375%, 8-1-2028, AAA/Aa2                          5,000         5,044

 Rhode Island (4.9%)
   Rhode Island Clean Water Financing Agency,
    Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa       1,000,000       963,570

 South Dakota (4.6%)
   South Dakota State Building Authority,
    Revenue Bonds, 5.125%, 9-1-2019, AAA/NR ^     $1,000,000      $903,960

 Tennessee (4.6%)
   Shelby County, General Obligation Bonds,
    Series A, 5.100%, 3-1-2022, AA+/Aa3            1,000,000       895,970

 Utah (5.1%)
   Salt Lake County, Municipal Building
    Authority, Revenue Bonds,
    5.850%, 10-1-2017, AA-/Aa3                     1,000,000       994,550

 Virginia (5.1%)
   Fairfax County, Public Improvements,
    General Obligation Bonds, Series A
    5.000%,  6-1-2007,  AAA/Aaa                    1,000,000       997,000

 Washington (4.9%)
   King County Sewer Systems,
    General Obligation Bonds, Series C
    5.250%, 1-1-2014 AA+/Aa1                       1,000,000       963,090

 Wyoming (5.1%)
   Wyoming State Farm Loan Board, Capital
    Facilities, General Obligation Bonds,
    5.750%, 10-1-2020, AA-/NR                      1,000,000     1,005,320

Total Long-Term Municipal Bonds (cost $18,976,643)              18,225,344

SHORT-TERM               MUNICIPAL               BONDS                (5.1%)
Georgia                                                               (2.0%)
Municipal Electric Authority,
   Revenue Bonds, Put Bonds - Monthly,
   3.850%,  1-1-2016,  A-1+/VMIG1                    400,000       400,000

                               Missouri                               (3.1%)
Missouri Higher Education, Revenue Bonds,
  Series A, Put Bonds - Monthly,
  3.800%,  12-1-2005,  NR/VMIG1                      600,000       600,000

Total Short-Term Municipal Bonds  (cost $1,000,000)              1,000,000

Total Investments (98.0%) (cost $19,976,643)                    19,225,344

Other Assets In Excess of Liabilities (2.0%)                       387,870
Net Assets (100.0%)                                            $19,613,214



April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX GE INTERNATIONAL EQUITY
  Description                                          Shares         Value
Australia                                                             (2.2%)
COMMON                                                                 STOCK
Brambles Industries, Ltd.                              5,802      $163,403
  Cable & Wireless Optus, Ltd. *                      18,333        59,237
                                                                   222,640
Brazil                                                                (0.7%)
COMMON                                                                 STOCK
Telecomunicacoes Brasileiras Telebras SA ADR             238        28,129
  Tele Norte Leste SA ADR                                 27           497
  Unibanco de Bancos Brasileiros SA GDR                1,687        42,069
                                                                    70,695
Canada                                                                (2.0%)
COMMON                                                                 STOCK
ATI Technologies, Inc. *                               2,475        47,879
  Celestica, Inc. *                                    1,896       103,450
  CGI Group, Inc. *                                    5,231        47,330
                                                                   198,659
Denmark                                                               (0.3%)
COMMON                                                                 STOCK
Novo-Nordisk A/S Series B                                190        25,507

Finland                                                               (2.0%)
COMMON                                                                 STOCK
Nordic Baltic Holding AB *                             8,262        52,288
  Pohjola Insurance Group                                222        11,042
  Sampo Insurance Company                              2,368        89,574
  Sonera OY                                               84         4,621
  Stora Enso OY                                        3,189        32,912
  Tieto Corp. OY                                         176         8,482
                                                                   198,919
France                                                               (15.3%)
COMMON                             STOCK                             (15.2%)
Aerospatiale Matra                                     3,071        63,361
  Alcatel Alsthom Compagnie Generale d'Electricite     5,342       133,143
  AXA-UAP                                              1,596       236,698
  Banque Nationale de Paris                              951        76,876
  Cap Gemini Sogeti SA                                    26         5,107
  Carrefour SA                                           300        19,532
  Coflexip SA ADR                                      1,146        58,160
  Lafarge SA Warrants *                                  154           812
  Lagardere Group SA                                   2,753       186,496
  Lyonnaise des Eaux SA                                  448        70,271
  Michelin Generale de Etablissments                   2,472        82,044
  Rhodia SA                                            2,805        52,032
  Rhone-Poulenc Rorer, Inc.                            2,008       110,465
  Schneider SA                                         1,337        87,533
  Total SA                                             1,436       217,930
  Vivendi                                              1,058       104,670
                                                                 1,505,130
           CONVERTIBLE           CORPORATE           BONDS            (0.1%)
Lafarge SA 100.000%  3-20-2001                        15,400        11,861
                                                                 1,516,991

Germany                                                               (9.1%)
COMMON                                                                 STOCK
Bayer AG                                                 937        38,042
  Bayerische hypo-und Vereinsbank AG                     749        46,585
  Bayerische Motoren Werke (BMW) AG                    2,500        65,470
  DaimlerChrysler AG *                                   684        40,054
  Deutsche Bank AG                                     1,195        80,192
  Fresenius Medical Care AG                            1,337        97,867
  Henkel KGaA                                            941        54,505
  Infineon Technologies AG *                             226       $15,372
  Metallgesellschaft AG                                7,315       115,071
  Muenchener Ruckversicherungs-Namen AG                  491       142,646
  Muenchener Ruckversicherungs-Namen AG Warrants           4           291
  Pruessag AG                                          2,757       112,812
  VEBA AG                                              1,867        90,825
                                                                   899,732

Greece                                                                (0.6%)
COMMON                                                                 STOCK
Hellenic Telecommunication Organization SA             1,640        36,859
  Hellenic Telecommunication Organization SA ADR       1,804        20,292
                                                                    57,151

Hong                               Kong                               (2.7%)
COMMON                                                                 STOCK
Cheung Kong, Ltd.                                      6,217        74,229
  Giordano International, Ltd.                        38,000        62,202
  Hutchison Whampoa, Ltd.                              1,000        14,571
  Johnson Electric Holdings, Ltd.                     14,600       117,618
                                                                   268,620

Ireland                                                               (2.2%)
COMMON                                                                 STOCK
Bank of Ireland                                       14,863       100,821
  CRH PLC                                              5,322        85,172
  Jefferson Smurfit Group PLC                         16,169        34,934
                                                                   220,927

Israel                                                                (2.0%)
COMMON                                                                 STOCK
ECI Telecom, Ltd.                                      4,380       121,819
  Teva Pharmaceutical Industries, Ltd. ADS             1,742        76,648
                                                                   198,467

Italy                                                                 (2.2%)
COMMON                                                                 STOCK
Banca Intesa SpA                                      14,702        54,142
  Riunione Adriatica di Sicurta SpA *                  5,728        58,543
  Saipem SpA                                          15,102        74,703
  Telecom Italia SpA                                   2,603        36,403
                                                                   223,791

Japan                                                                (15.7%)
COMMON                                                                 STOCK
Asahi Bank, Ltd.                                       3,000        14,440
  Canon, Inc.                                          6,000       274,368
  Fuji Bank, Ltd.                                      5,000        41,655
  Fujitsu, Ltd.                                        6,000       169,953
  Itochu Corp. *                                      10,879        50,654
  KAO Corp.                                            4,000       121,818
  Mazda Motors Corp.                                  22,000        67,611
  Minebea Company, Ltd.                                9,000       109,970
  Namco, Ltd.                                            500        20,411
  Nippon Telegraph & Telephone Corp.                       8        99,232
  Shin-Etsu Chemical Company, Ltd.                     2,000       105,711
  Sony Corp.                                             800        91,900
  Sony Corp. *                                           700        80,996
  Sumitomo Electric Industries                         3,000        39,961
  Tokyo Electric Power                                 2,300        54,291
  Toshiba Corp.                                       22,000       213,422
                                                                 1,556,393

Malaysia                                                              (0.2%)
COMMON                                                                 STOCK
Gamuda Berhad                                         12,000       $15,947


Mexico                                                                (2.1%)
COMMON                                                                 STOCK
Desc SA de C.V. ADR *                                  1,968        27,552
  Desc SA de C.V. Series B                            12,243         8,648
  Grupo Carso SA de C.V. ADR *                         2,348        15,964
  Grupo Financiero Banamex *                          23,174        84,067
  Grupo Televisa SA de C.V. GDR *                      1,035        65,658
  Panamerican Beverages, Inc. Class A ADR                519         8,531
                                                                   210,420

Netherlands                                                           (8.6%)
COMMON                                                                 STOCK
Getronics NV                                           1,019        60,783
  IHC Caland NV                                        1,642        66,442
  ING Groep NV                                         3,642       198,766
  Ispat International NV NYRS                          2,355        27,524
  Koninklijke (Royal) Philips Electronics NV           5,519       246,254
  Koninklijke Ahold NV                                 1,897        44,245
  Royal KPN NV                                         1,362       137,284
  STMicroelectronics NV                                  276        52,678
  Vendex KBB NV                                        1,378        21,239
                                                                   855,215

Portugal                                                              (0.2%)
COMMON                                                                 STOCK
Banco Comercial Portugues                              3,751        17,600


Singapore                                                             (0.1%)
COMMON                                                                 STOCK
Chartered Semiconductor Manufacturing, Ltd. ADS *        137        11,970


South                              Korea                              (2.7%)
COMMON                                                                 STOCK
Kookmin Bank GDR 144A                                  1,213        12,888
  Korea Electric Power Corp. ADR                       1,383        22,647
  Korea Telecom Corp. *                                   59         4,030
  Korea Telecom Corp. ADR *                            1,714        59,133
  Pohang Iron & Steel Company, Ltd. ADR                2,879        60,459
  Samsung Electronics GDR *                              807       109,082
                                                                   268,239

Spain                                                                 (2.4%)
COMMON                                                                 STOCK
Repsol SA                                              1,764        36,090
  Telefonica SA                                        9,018       200,738
                                                                   236,828

Sweden                                                                (3.1%)
COMMON                                                                 STOCK
Autoliv, Inc.                                          3,114        87,413
  Investor AB Class B                                    885        12,471
  Invik & Company AB                                     191        23,817
  Kinnevik Investments AB B-Free                         370        12,828
  L.M. Ericsson Telephone Company Class B              1,564       139,405
  Netcom AB *                                            229        16,314
  Svenska Handelsbanken                                  897        11,888
                                                                   304,136

Switzerland                                                           (1.7%)
COMMON                                                                 STOCK
ABB, Ltd. *                                              754       $84,702
  Credit Suisse Group                                    389        70,347
  Novartis AG                                              9        12,587
                                                                   167,636


Taiwan                                                                (2.8%)
COMMON                                                                 STOCK
Taiwan Semiconductor Manufacturing
   Company, Ltd. ADR *                                 5,433       284,214


United                            Kingdom                            (14.4%)
COMMON                                                                 STOCK
Bank of Scotland                                       3,605        32,024
  British Aerospace PLC                               41,076       254,268
  Cable & Wireless PLC                                 9,486       157,030
  Commercial Union PLC                                12,009       171,822
  Corus Group PLC                                     64,923        87,290
  Granada Group PLC                                   18,118       177,278
  Invensys PLC                                        30,162       144,983
  Nycomed Amersham PLC                                12,712        96,325
  Railtrack Group PLC                                  1,662        21,222
  Reed International PLC                               6,722        46,652
  Royal and Sun Alliance Insurance Group PLC           9,398        52,698
  Saatchi & Saatchi PLC                                2,630        13,470
  Somerfield PLC                                      19,191        17,152
  Vodafone AirTouch PLC                               33,742       153,931
                                                                 1,426,145

United                             States                             (5.5%)
COMMON                             STOCK                              (0.5%)
Pharmacia Corp.                                          287        14,332
  Telekomunikacja Polska GDR 144A                      5,350        39,250
                                                                    53,582

  Description                                       Principal        Value
SHORT-TERM SECURITIES  (5.0%)
                            Repurchase                            Agreements
State Street Bank & Trust ***
   3.500%  Repurchase Agreement dated 4-28-2000
   to be repurchased at $494,705 on
   5-1-2000 (cost $494,610)                         $494,610      $494,610
                                                                   548,192

Total Investments (100.8%) (cost $9,735,106)                    10,005,034

Notional Amount       Description                                    Value
        UNREALIZED        GAIN(LOSS)        ON        FORWARD        FOREIGN
CURRENCY CONTRACTS (0.0%) @
 B     16,394 British Pound 5-2-2000                      Buy        $(453)
 B     17,130 British Pound 5-2-2000                     Sell          354
 B     7,339 British Pound 5-3-2000                      Sell          152
 E     3,942 Euro 5-2-2000                                Buy         (139)
 E     13,125 Euro 5-31-2000                              Buy         (462)
Total       Unrealized      Net      Loss      on      Forward       Foreign
Currency Contracts                                                    (548)

Liabilities In Excess of Other Assets  (-0.8%)                     (77,047)
Net Assets (100.0%)                                             $9,927,439


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX GE U.S. EQUITY
   Description                                         Shares         Value
COMMON                             STOCK                             (85.1%)
Basic                            Materials                            (1.8%)
Chemicals                                                             (0.3%)
Airgas, Inc.                                              58          $341
   Dow Chemical Company                                   21         2,373
   E.I. du Pont de Nemours and Company                    46         2,182
                                                                     4,896
                   Forest                  Products                   (0.7%)
Champion International Corp.                              80         5,260
   Rayonier, Inc.                                         70         3,286
   Weyerhaeuser Company                                   40         2,137
                                                                    10,683
                    Paper                  Products                   (0.1%)
Mead Corp.                                                59         2,054

                   Precious                  Metals                   (0.7%)
Barrick Gold Corp.                                       210         3,530
   Newmont Mining Corp.                                  315         7,383
                                                                    10,913
                 Consumer,                 Cyclical                  (11.4%)
Advertising                                                           (1.3%)
Catalina Marketing Corp. *                                77         7,796
   Interpublic Group of Companies, Inc.                  311        12,751
                                                                    20,547
                               Airlines                               (0.6%)
Continental Airlines, Inc. *                             108         4,320
   Delta Air Lines, Inc.                                  92         4,853
                                                                     9,173
                  Auto                 Manufacturers                  (0.3%)
Ford Motor Company                                        84         4,594

                             Broadcasting                             (0.8%)
Comcast Corp. Class A                                    312        12,499
   Time Warner, Inc.                                       3           270
                                                                    12,769
                  Consumer                Electronics                 (0.0%)
Harman International Industries, Inc.                     12           785

                             Entertainment                            (0.9%)
Carnival Corp.                                            87         2,164
   Walt Disney Company                                   294        12,734
                                                                    14,898
                              Publishing                              (0.9%)
Gannett Company, Inc.                                    166        10,603
   Knight-Ridder, Inc.                                    92         4,514
                                                                    15,117
                              Restaurants                             (0.9%)
McDonald's Corp.                                         366        13,954

              Retailers             -            Apparel              (0.3%)
Federated Department Stores, Inc. *                      149         5,066

              Retailers            -            Broadline             (2.2%)
Costco Wholesale Corp. *                                  44         2,379
   Target Corp.                                          278        18,504
   Wal-Mart Stores, Inc.                                 269        14,896
                                                                    35,779
           Retailers          -          Drug         Based           (1.5%)
Cardinal Health, Inc.                                    457        25,164

              Retailers            -            Specialty             (1.7%)
Home Depot, Inc.                                         207        11,605
   Lowe's Companies, Inc.                                181         8,959
   Pitney Bowes, Inc.                                    187         7,644
                                                                    28,208

                Consumer,               Non-Cyclical                 (12.1%)
Beverages                                                             (1.3%)
Anheuser-Busch Companies, Inc.                            63        $4,445
   PepsiCo, Inc.                                         452        16,583
                                                                    21,028
                               Cosmetics                              (0.5%)
Avon Products, Inc.                                       85         3,528
   The Gillette Company                                  110         4,070
                                                                     7,598
                Food               -              Other               (1.2%)
Bestfoods                                                 57         2,864
   General Mills, Inc.                                    97         3,528
   H.J. Heinz Company                                     63         2,142
   Ralston Purina Company                                391         6,916
   Sara Lee Corp.                                        200         3,000
                                                                    18,450
                  Household                 Products                  (0.7%)
Colgate-Palmolive Company                                 27         1,542
   Energizer Holdings, Inc. *                            160         2,730
   Proctor & Gamble Company                              120         7,155
                                                                    11,427
                   Medical                 Supplies                   (1.5%)
Abbott Laboratories, Inc.                                257         9,878
   Allergan, Inc.                                         13           765
   American Home Products Corp.                           64         3,596
   Henry Schein, Inc. *                                  101         1,412
   Lincare Holdings, Inc. *                              128         3,904
   Sybron International Corp. *                          170         5,291
                                                                    24,846
                            Pharmaceuticals                           (6.9%)
Bristol-Myers Squibb Company, Inc.                       357        18,720
   CVS Corp.                                             217         9,440
   Eli Lilly and Company                                  80         6,185
   Johnson & Johnson                                     185        15,262
   Merck and Company, Inc.                               479        33,291
   Omnicare, Inc.                                         38           577
   Pfizer, Inc.                                          127         5,350
   Schering Plough Corp.                                 158         6,369
   Warner-Lambert Company                                 88        10,016
   Watson Pharmaceuticals, Inc. *                        158         7,100
                                                                   112,310
                                Energy                                (6.4%)
Oil             Companies            -             Major              (4.3%)
Anadarko Petroleum Corp.                                  78         3,388
   BP Amoco PLC ADR                                       46         2,346
   Burlington Resources, Inc.                            118         4,639
   Chevron Corp.                                          48         4,086
   Conoco, Inc. Class B                                  168         4,179
   Exxon Mobil Corp.                                     400        31,075
   Royal Dutch Petroleum Company NYRS                    189        10,844
   Texaco, Inc.                                           38         1,881
   Unocal Corp.                                          177         5,719
   USX-Marathon Group                                     90         2,098
                                                                    70,255
           Oil         Companies         -         Secondary          (0.2%)
Baker Hughes, Inc.                                       107         3,404

                    Oil                   Drilling                    (0.2%)
Nabors Industries, Inc. *                                 53         2,090
   Transocean Sedco Forex, Inc.                           18           846
                                                                     2,936
         Oilfield        Equipment        and        Services         (1.4%)
Enron Corp.                                               39         2,718
   Halliburton Company                                   126         5,567
   Schlumberger, Ltd.                                    188        14,394
                                                                    22,679
                               Pipelines                              (0.3%)
El Paso Energy Corp.                                     128         5,440

                              Financial                              (16.3%)
Banks                                                                 (1.5%)
Bank One Corp.                                            32          $976
   Chase Manhattan Corp.                                 125         9,008
   PNC Financial Services Group, Inc.                    120         5,235
   State Street Corp.                                     58         5,619
   U.S. Bancorp                                          126         2,559
                                                                    23,397
                              Diversified                             (9.5%)
American Express Company                                  74        11,105
   Associates First Capital Corp. Class A                289         6,412
   Bank of America Corp.                                 264        12,936
   Berkshire Hathaway, Inc. *                              2         3,832
   Citigroup, Inc.                                       885        52,602
   Countrywide Credit Industries, Inc.                    40         1,105
   Equifax, Inc.                                         574        14,027
   First Data Corp.                                      652        31,744
   FleetBoston Financial Corp.                           231         8,186
   Goldman Sachs Group, Inc.                              42         3,917
   Marsh & McLennan Companies, Inc.                       56         5,519
   Wells Fargo & Company                                  72         2,957
                                                                   154,342
                               Insurance                              (2.7%)
AFLAC, Inc.                                               19           927
   American International Group, Inc.                    132        14,479
   AXA Financial, Inc.                                    76         2,479
   Chubb Corp.                                            97         6,172
   Fidelity National Financial, Inc.                      71         1,047
   Hartford Financial Services Group, Inc.               151         7,880
   Lincoln National Corp.                                 57         1,984
   Loews Corp.                                            33         1,819
   ReliaStar Financial Corp.                              74         3,187
   St. Paul Companies, Inc.                               92         3,278
                                                                    43,252
                  Securities                 Brokers                  (1.5%)
Lehman Brothers Holding, Inc.                             68         5,580
   Morgan Stanley, Dean Witter, Discover and Company     252        19,341
                                                                    24,921
         United        States       Government       Agencies         (1.1%)
Federal National Mortgage Association                    309        18,637

                             Independent                              (0.1%)
Conglomerate
Philip Morris Companies, Inc.                             84         1,837

                              Industrial                              (5.5%)
Building                          Materials                           (0.5%)
Martin Marietta Materials, Inc.                          111         5,883
   Masco Corp.                                            97         2,176
                                                                     8,059
         Electronic       Components       and       Equipment        (1.5%)
Emerson Electric Company                                 228        12,512
   Molex, Inc.                                           293        11,720
                                                                    24,232
                  Heavy                 Construction                  (0.2%)
Deere & Company                                           44         1,776
   Ingersoll-Rand Company                                 36         1,690
                                                                     3,466
                              Diversified                             (2.7%)
Canadian Pacific, Ltd.                                   193         4,596
   Dover Corp.                                           423        21,494
   Eaton Corp.                                            36         3,024
   Parker Hannifin Corp..                                 61         2,836
   Textron, Inc.                                         200        12,388
                                                                    44,338
                   Pollution                 Control                  (0.2%)
Waste Management, Inc.                                   210         3,334

                               Railroads                              (0.4%)
Burlington Northern Santa Fe, Inc.                       252        $6,080

                             Technology                              (28.1%)
Advanced                Medical               Devices                 (0.1%)
DENTSPLY International, Inc.                              59         1,715

                           Aerospace/Defense                          (2.3%)
General Dynamics                                          69         4,037
   Honeywell International, Inc.                         282        15,792
   The Boeing Company                                    131         5,199
   United Technologies Corp.                             195        12,126
                                                                    37,154
                             Biotechnology                            (0.7%)
Amgen, Inc. *                                            122         6,832
   Pharmacia Corp.                                        70         3,496
                                                                    10,328
                            Communications                            (9.5%)
Adelphia Communications Corp. *                           15           743
   AT&T Corp.                                            281        13,119
   AT&T Corp. Liberty Media Class A *                    305        15,231
   Cisco Systems, Inc. *                                 594        41,181
   Global Crossing, Ltd. *                                95         2,993
   Lucent Technologies, Inc.                             157         9,763
   Motorola, Inc.                                         94        11,192
   NEXTLINK Communications, Inc. *                         9           759
   Nortel Networks Corp.                                 144        16,308
   SBC Communications, Inc.                              464        20,329
   Tellabs, Inc. *                                        82         4,495
   US West, Inc.                                         149        10,607
   Vodafone AirTouch PLC ADR                             161         7,567
                                                                   154,287
                               Computers                              (4.5%)
Dell Computer Corp. *                                    387        19,398
   EMC Corp. *                                           144        20,007
   Hewlett-Packard Company                                36         4,860
   International Business Machines Corp.                  92        10,270
   Sun Microsystems, Inc. *                              109        10,021
   Unisys Corp. *                                        384         8,904
                                                                    73,460
                              Diversified                             (1.2%)
NTL, Inc. *                                              178        13,617
   PerkinElmer, Inc.                                      36         1,971
   PPG Industries, Inc.                                   63         3,426
                                                                    19,014
                              Industrial                              (0.3%)
Hubbel, Inc. Class B                                     180         4,691

                            Semiconductors                            (6.9%)
Analog Devices, Inc. *                                   215        16,514
   Applied Materials, Inc. *                             327        33,293
   Intel Corp.                                           441        55,924
   Texas Instruments, Inc.                                42         6,841
                                                                   112,572

                               Software                               (2.6%)
Automatic Data Processing, Inc.                          242        13,023
   Microsoft Corp. *                                     420        29,295
                                                                    42,318
                              Utilities                               (3.4%)
Electric                                                              (1.1%)
Calpine Corp. *                                           16        $1,464
   Duke Energy Corp.                                     110         6,325
   Edison International                                  158         3,012
   FPL Group, Inc.                                        42         1,898
   New Century Energies, Inc.                            162         5,285
                                                                    17,984
                               Telephone                              (2.3%)
ALLTEL Corp.                                              63         4,197
   Bell Atlantic Corp.                                   101         5,984
   GTE Corp.                                             207        14,024
   MCI WorldCom, Inc. *                                   97         4,408
   Sprint Corp.                                          128         7,872
                                                                    36,485

Total Common Stock (cost $1,350,167)                             1,380,876

   Description                                      Principal        Value
SHORT-TERM SECURITIES  (9.0%)
                 Repurchase                Agreements                 (2.8%)
State Street Bank & Trust ***
  3.500%  Repurchase Agreement dated 4-28-2000
  to be repurchased at  $46,255 on 5-1-2000          $46,246       $46,246

                    Time                   Deposit                    (6.2%)
State Street Bank & Trust Eurodollar
   Time Deposit 3.000%  5-1-2000                     100,000       100,000

Total Short-Term Securities (cost $146,246)                        146,246

Total Investments (94.1%) (cost $1,496,413)                      1,527,122

Other Assets In Excess of Liabilities (5.9%)                        96,486
Net Assets (100.0%)                                             $1,623,608


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX DEAN ASSET ALLOCATION
   Description                                         Shares         Value
COMMON                             STOCK                             (66.7%)
Basic                            Materials                            (2.0%)
Chemicals
E.I. du Pont de Nemours and Company                    9,000      $426,938

                  Consumer,                 Cyclical                  (8.9%)
Auto                          Manufacturers                           (2.7%)
Ford Motor Company                                    11,000       601,562

                             Entertainment                            (3.7%)
Walt Disney Company                                   19,000       822,938

                              Restaurants                             (2.5%)
Host Marriott Corp.                                   30,000       320,625
   Tricon Global Restaurants, Inc. *                   6,500       221,813
                                                                   542,438
                Consumer,                Non-Cyclical                 (6.1%)
Consumer                          Services                            (1.2%)
Convergys Corp. *                                      6,000       264,000

                Food               -              Other               (1.9%)
Albertson's, Inc.                                     13,000       423,311

                              Healthcare                              (1.6%)
Columbia/HCA Healthcare Corp.                         12,000       341,250

                            Pharmaceuticals                           (1.4%)
Merck and Company, Inc.                                4,500       312,750

                                Energy                                (5.4%)
Oil             Companies            -             Major              (3.6%)
Exxon Mobil Corp.                                      7,000       543,813
   Texaco, Inc.                                        5,000       247,500
                                                                   791,313
                    Oil                   Drilling                    (1.8%)
Diamond Offshore Drilling, Inc.                       10,000       403,125

                              Financial                              (25.5%)
Banks                                                                 (7.9%)
BB&T Corp.                                            10,000       266,250
   Chase Manhattan Corp.                               7,800       562,088
   Summit Bancorp                                     36,000       913,500
                                                                 1,741,838
                              Diversified                             (7.3%)
Alliance Capital Management Holding LP                15,500       694,594
   FleetBoston Financial Corp.                        26,000       921,375
                                                                 1,615,969
                               Insurance                              (3.8%)
Hartford Life, Inc. Class A                            8,000       394,000
   Lincoln National Corp.                             13,000       452,563
                                                                   846,563
         United        States       Government       Agencies         (6.5%)
Federal Home Loan Mortgage Corp.                       8,000       367,500
   Federal National Mortgage Association              17,500     1,055,469
                                                                 1,422,969
                             Independent                              (2.7%)
Conglomerate
Philip Morris Companies, Inc.                         27,500       601,561

                              Industrial                              (2.2%)
Heavy                          Construction                           (1.0%)
Caterpillar, Inc.                                      5,500       216,905

                              Diversified                             (1.2%)
Minnesota Mining & Manufacturing Company               3,000       259,500

                              Technology                              (9.1%)
Aerospace/Defense                                                     (2.7%)
Honeywell International, Inc.                          5,000      $280,000
   Raytheon Company Class B                           14,000       310,625
                                                                   590,625
                            Communications                            (2.3%)
AT&T Corp.                                            11,000       513,561

                               Computers                              (1.5%)
Hewlett-Packard Company                                2,400       324,000

                            Semiconductors                            (2.6%)
Intel Corp.                                            4,500       570,656

                              Utilities                               (4.8%)
Electric                                                              (1.3%)
DPL, Inc.                                             12,000       279,000

                               Telephone                              (3.5%)
Bell Atlantic Corp.                                   13,000       770,250

Total Common Stock (cost $14,321,596)                           14,683,022

NON-CONVERTIBLE             PREFERRED             STOCK               (0.8%)
Consumer,                                                           Cyclical
Broadcasting
News Corp., Ltd. ADR (cost $89,490)                    4,000       176,000

   Description                                     Principal         Value
NON-CONVERTIBLE CORPORATE BONDS  (19.9%)
                  Consumer,                 Cyclical                  (2.1%)
Broadcasting
Cox Radio, Inc. 6.375%  5-15-2005                   $500,000      $464,375

                              Financial                              (13.8%)
Banks                                                                 (4.2%)
First Union Corp. 6.180%  2-15-2036                1,000,000       926,250

                              Diversified                             (5.4%)
Commericial Credit Company 6.625%  6-1-2015          200,000       195,250
   PHH Corp. 7.020%  11-9-2001                     1,000,000       986,250
                                                                 1,181,500
                     Real                   Estate                    (4.2%)
New Plan Excel Realty Trust, Inc.
    7.400%  9-15-2009                              1,000,000       932,500

                              Utilities                               (4.0%)
Electric
Washington Water Power Company
    5.990%  12-10-2007                             1,000,000       885,000

Total Non-Convertible Corporate Bonds (cost $4,671,627)          4,389,625

SHORT-TERM SECURITIES  (12.0%)
                 Repurchase                Agreements                 (0.2%)
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
   to be repurchased at  $35,253 on 5-1-2000          35,246        35,246

                   Time                   Deposit                    (11.8%)
Commercial Paper  (11.9%)
   State Street Bank & Trust Eurodollar
   Time Deposit 4.250%  5-1-2000                   2,600,000     2,600,000

Total Short-Term Securities (cost $2,635,246)                    2,635,246

Total Investments (99.4%) (cost $21,717,959)                    21,883,893

Other Assets In Excess of Liabilities (0.6%)                       129,376
Net Assets (100.0%)                                            $22,013,269



April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX LKCM STRATEGIC TOTAL RETURN
   Description                                         Shares         Value
COMMON                             STOCK                             (58.8%)
Basic                            Materials                            (1.3%)
Paper                                                               Products
Kimberly-Clark Corp.                                  15,000      $870,938

                  Consumer,                 Cyclical                  (7.0%)
Advertising                                                           (1.2%)
Harte-Hanks, Inc.                                     31,000       767,250

                             Broadcasting                             (3.2%)
CBS Corp. *                                           21,700     1,274,875
   Infinity Broadcasting Corp. *                      25,000       848,438
                                                                 2,123,313
                              Publishing                              (0.7%)
A.H. Belo Corp.                                       27,600       460,575

              Retailers            -            Broadline             (1.1%)
Wal-Mart Stores, Inc.                                 13,000       719,875

              Retailers            -            Specialty             (0.8%)
Home Depot, Inc.                                      10,000       560,625

                Consumer,                Non-Cyclical                 (6.4%)
Consumer                          Services                            (1.3%)
United Parcel Service, Inc.                           13,000       864,500

                              Healthcare                              (1.0%)
Tenet Healthcare Corp. *                              27,000       688,500

                  Household                 Products                  (1.9%)
Colgate-Palmolive Company                             22,500     1,285,312

                   Medical                 Supplies                   (1.2%)
Sybron International Corp. *                          26,000       809,250

                            Pharmaceuticals                           (1.0%)
Teva Pharmaceutical Industries, Ltd. ADS              14,400       633,600

                                Energy                                (3.9%)
Oil             Companies            -             Major              (2.3%)
BP Amoco PLC ADR                                      13,232       674,832
   Exxon Mobil Corp.                                  11,500       893,406
                                                                 1,568,238
         Oilfield        Equipment        and        Services         (1.6%)
Schlumberger, Ltd.                                    13,800     1,056,562

                              Financial                               (6.5%)
Banks                                                                 (1.3%)
Chase Manhattan Corp.                                 12,500       900,780

                              Diversified                             (4.7%)
Citigroup, Inc.                                       14,100       838,069
   First Data Corp.                                   13,000       632,938
   Mellon Financial Corp.                             24,000       771,000
   Wells Fargo & Company                              21,000       862,312
                                                                 3,104,319
                     Real                   Estate                    (0.5%)
Crescent Real Estate Equities, Inc.                   18,000       308,250

                             Independent                              (0.8%)
Conglomerate
Philip Morris Companies, Inc.                         25,000       546,875

                              Industrial                              (3.5%)
Electronic         Components         and         Equipment           (1.1%)
Harris Corp.                                          24,000       775,500

                              Diversified                             (2.4%)
General Electric Company                              10,000    $1,572,500

                             Technology                              (25.2%)
Advanced                Medical               Devices                 (2.0%)
Medtronic, Inc.                                       26,000     1,350,375

                             Biotechnology                            (2.0%)
Pharmacia Corp.                                       26,180     1,307,364

                            Communications                            (7.7%)
ANTEC Corp. *                                         20,000     1,075,000
   AT&T Corp.                                         26,500     1,237,219
   Cisco Systems, Inc. *                               8,000       554,625
   Motorola, Inc.                                      6,000       714,375
   Nortel Networks Corp.                              10,000     1,132,500
   US West, Inc.                                       5,400       384,412
                                                                 5,098,131
                               Computers                              (5.4%)
Dell Computer Corp. *                                 16,000       802,000
   EMC Corp. *                                        11,000     1,528,313
   Hewlett-Packard Company                             9,600     1,296,000
                                                                 3,626,313
                              Diversified                             (3.0%)
Diebold, Inc.                                         55,000     1,588,125
   Viasystems Group, Inc. *                           25,000       398,438
                                                                 1,986,563
                            Semiconductors                            (2.5%)
Intel Corp.                                            8,000     1,014,500
   National Semiconductor Corp. *                     10,200       619,650
                                                                 1,634,150
                               Software                               (2.6%)
Microsoft Corp. *                                     16,500     1,150,875
   Oracle Corp. *                                      7,500       599,531
                                                                 1,750,406
                              Utilities                               (4.2%)
Telephone
ALLTEL Corp.                                          16,600     1,105,975
   Bell Atlantic Corp.                                11,000       651,750
   MCI WorldCom, Inc. *                               22,500     1,022,344
                                                                 2,780,069

Total Common Stock (cost $31,030,283)                           39,150,133

CONVERTIBLE               PREFERRED              STOCK                (2.2%)
Consumer,                          Cyclical                           (0.7%)
Publishing
Tribune Company                                        3,500       450,625

                              Technology                              (1.5%)
Communications
DECS Trust V (Crown Castle International Corp.)       30,000     1,012,500

Total Convertible Preferred Stock (cost $1,004,048)              1,463,125


   Description                                     Principal         Value
CONVERTIBLE CORPORATE BONDS  (0.8%)
                                                                   Utilities
Telephone
ITC DeltaCom, Inc. 4.500%  5-15-2006 (cost $442,513)$377,000      $523,559

NON-CONVERTIBLE             CORPORATE             BONDS              (24.6%)
Consumer,                          Cyclical                           (3.3%)
Broadcasting  (2.4%)
   CBS Corp. 7.150%  5-20-2005                      $600,000      $586,500
   Continental Cablevision, Inc.
    8.875%  9-15-2005                              1,000,000     1,045,000
                                                                 1,631,500
  Retailers - Broadline  (0.9%)
   Wal-Mart Stores, Inc. 6.550%  8-10-2004           600,000       583,500

                Consumer,                Non-Cyclical                 (1.6%)
Household Products
  Procter & Gamble Company 5.250%  9-15-2003         600,000       561,750
  The Black & Decker Corp. 7.500%  4-1-2003          500,000       490,625
                                                                 1,052,375
                                Energy                                (0.9%)
Oil Drilling
   Northern Natural Gas 6.875%  5-1-2005             600,000       573,000

                              Financial                               (7.1%)
Banks  (2.2%)
   Citicorp 7.000%  7-1-2007                         575,000       546,969
   First Bank National Association 6.875%  4-1-2006  500,000       470,000
   Mellon Bank Corp. 6.500%  8-1-2005                500,000       471,875
                                                                 1,488,844
  Diversified  (4.0%)
   Associates Corp. of North America
    6.200%  5-16-2005                                600,000       560,312
   Block Financial Corp. 6.750%  11-1-2004           600,000       557,250
   Block Financial Corp. 8.500%  4-15-2007           700,000       686,000
   NationsBank NA 6.500%  3-15-2006                  678,000       633,930
   Norwest Financial, Inc. 7.000%  1-15-2003         200,000       197,000
                                                                 2,634,492
  Insurance  (0.6%)
   Hartford Life, Inc. Class A 6.900%  6-15-2004     400,000       384,000

  Securities Brokers  (0.3%)
   J.P. Morgan & Company, Inc. 7.625%  9-15-2004     200,000       199,250

                              Industrial                              (3.2%)
Electronic Components and Equipment  (2.2%)
   Kent Electronics Corp. 4.500%  9-1-2004         1,075,000       947,344
   Thomas & Betts Corp. 6.500%  1-15-2006            525,000       496,125
                                                                 1,443,469
  Diversified  (0.8%)
   Tyco International Group SA 6.375%  6-15-2005     600,000       561,750

  Railroads  (0.2%)
   Union Pacific Corp. 7.375%  5-15-2001             100,000        99,373

  Technology  (4.2%)
   Aerospace/Defense  (0.4%)
   Lockheed Martin Corp. 7.450%  6-15-2004           300,000       290,250

  Communications  (3.8%)
   AirTouch Communications, Inc. 7.000%  10-1-2003   500,000       490,625
   AT&T Corp. 6.000%  3-15-2009                    1,350,000     1,203,188
   Lucent Technologies, Inc. 6.900%  7-15-2001       600,000       597,750
   Worldcom, Inc. 6.125%  8-15-2001                  250,000       246,562
                                                                 2,538,125
                              Utilities                               (4.3%)
Electric  (0.6%)
   Interstate Power Company 8.625%  9-15-2021       $175,000      $176,531
   Kentucky Utilities Company 8.550%  5-15-2027      250,000       247,813
                                                                   424,344
  Gas  (0.2%)
   Southwest Gas Corp. 7.500%  8-1-2006              150,000       149,250

  Telephone  (3.5%)
   ALLTEL Corp. 7.250%  4-1-2004                     800,000       786,000
   GTE Hawaiian Telephone Company, Ltd.
    6.750%  2-15-2005                                500,000       479,375
   GTE Hawaiian Telephone Company, Ltd.
    7.375%  9-1-2006                                 550,000       539,000
   New York Telephone Company 6.000%  4-15-2008      600,000       534,750
                                                                 2,339,125

Total Non-Convertible Corporate Bonds (cost $17,189,611)        16,392,647

            LONG-TERM           GOVERNMENT           BONDS            (8.3%)
United               States              Government               Securities
Treasury Notes
   6.250%  1-31-2002                               1,000,000       992,390
   6.250%  2-28-2002                                 900,000       893,016
   6.250%  8-31-2002                               1,200,000     1,189,140
   6.375%  9-30-2001                               1,250,000     1,244,338
   6.500%  5-31-2001                               1,175,000     1,174,424

Total Long-Term Government Bonds (cost $5,526,318)               5,493,308

                 SHORT-TERM                SECURITIES                 (5.1%)
Repurchase                        Agreements                          (0.0%)
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
   to be repurchased at  $19,338 on 5-1-2000          19,334        19,334

                    Time                   Deposit                    (5.1%)
State Street Bank & Trust Eurodollar
   Time Deposit 4.250%  5-1-2000                   3,400,000     3,400,000

Total Short-Term Securities (cost $3,419,334)                    3,419,334

Total Investments (99.8%) (cost $58,612,107)                    66,442,106

Other Assets In Excess of Liabilities (0.2%)                       111,835
Net Assets (100.0%)                                            $66,553,941


April                                30,                                2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX NWQ VALUE EQUITY
   Description                                         Shares         Value
COMMON                             STOCK                             (90.4%)
Basic                            Materials                            (4.8%)
Chemicals
Air Products & Chemicals, Inc.                         7,400      $229,863
   Praxair, Inc.                                       6,000       266,625
   Rohm and Haas Company                              11,000       391,875
                                                                   888,363
                 Consumer,                 Cyclical                  (10.0%)
Airlines                                                              (3.1%)
Delta Air Lines, Inc.                                 11,000       580,250

           Auto          Parts         and         Equipment          (2.0%)
Delphi Automotive Systems Corp.                       20,000       382,500

                             Broadcasting                             (2.7%)
Time Warner, Inc.                                      5,500       494,656

              Retailers             -            Apparel              (1.0%)
Federated Department Stores, Inc. *                    5,400       183,600

              Retailers            -            Specialty             (1.2%)
Pitney Bowes, Inc.                                     5,500       224,811

                Consumer,                Non-Cyclical                 (6.2%)
Food                   -                   Fishing                    (1.2%)
Unilever NV                                            4,800       218,700

                Food               -              Other               (1.4%)
Sara Lee Corp.                                        17,000       255,000

                              Healthcare                              (2.2%)
Columbia/HCA Healthcare Corp.                         14,700       418,030

                            Pharmaceuticals                           (1.4%)
CVS Corp.                                              6,000       261,000

                               Energy                                (16.4%)
Oil             Companies            -             Major              (7.6%)
Conoco, Inc. Class B                                  19,702       490,087
   The Coastal Corp.                                  10,000       501,875
   Union Pacific Resources Group, Inc.                22,000       422,125
                                                                 1,414,087
                    Oil                   Drilling                    (3.2%)
Noble Affiliates, Inc.                                 3,400       122,613
   Noble Drilling Corp. *                             11,900       475,256
                                                                   597,869
         Oilfield        Equipment        and        Services         (5.6%)
Grant Prideco, Inc.                                   10,000       192,500
   Halliburton Company                                10,000       441,875
   Weatherford International, Inc. *                  10,000       406,250
                                                                 1,040,625
                              Financial                              (20.2%)
Banks                                                                 (3.2%)
Chase Manhattan Corp.                                  3,900       281,043
   First Union Corp.                                  10,100       321,938
                                                                   602,981
                              Diversified                             (8.0%)
Bank of America Corp.                                  6,894       337,806
   Citigroup, Inc.                                     3,750       222,891
   Countrywide Credit Industries, Inc.                13,500       372,938
   Wells Fargo & Company                              13,800       566,662
                                                                 1,500,297
                               Insurance                              (5.5%)
Aetna, Inc.                                            4,600       266,225
   CIGNA Corp.                                         3,500       279,125
   Hartford Financial Services Group, Inc.             9,000       469,688
                                                                 1,015,038
                  Securities                 Brokers                  (0.9%)
Bear Stearns Companies, Inc.                           4,079       174,886

         United        States       Government       Agencies         (2.6%)
Federal National Mortgage Association                  8,000       482,500

                             Independent                              (3.6%)
Conglomerates
Fortune Brands, Inc.                                   9,000      $225,000
   Philip Morris Companies, Inc.                      20,700       452,813
                                                                   677,813
                              Industrial                              (8.0%)
Containers                and               Packaging                 (1.2%)
Packaging Corp. of America *                          19,000       225,625

         Electronic       Components       and       Equipment        (1.5%)
Emerson Electric Company                               3,100       170,112
   Thomas & Betts Corp.                                3,900       120,169
                                                                   290,281
                  Heavy                 Construction                  (2.3%)
Deere & Company                                        4,100       165,538
   Ingersoll-Rand Company                              5,700       267,543
                                                                   433,081
                              Diversified                             (3.0%)
Textron, Inc.                                          5,200       322,075
   Tyco International Group SA                         5,000       229,688
                                                                   551,763
                             Technology                              (17.7%)
Advanced                Medical               Devices                 (1.0%)
Agilent Technologies, Inc. *                           2,200       194,975

                            Communications                            (7.7%)
AT&T Corp. Liberty Media Class A *                     6,000       299,625
   CoreComm, Ltd. *                                   13,500       421,875
   MediaOne Group, Inc. *                              9,400       710,875
                                                                 1,432,375
                               Computers                              (2.7%)
Computer Associates International, Inc.                2,900       161,856
   Hewlett-Packard Company                             2,500       337,500
                                                                   499,356
                              Diversified                             (1.9%)
NTL, Inc. *                                            4,687       358,556

                            Semiconductors                            (4.4%)
Texas Instruments, Inc.                                5,000       814,375

                              Utilities                               (3.5%)
Telephone
MCI WorldCom, Inc. *                                   7,000       318,063
   Telephone and Data Systems, Inc.                    3,300       336,600
                                                                   654,663
Total Common Stock (cost $14,818,236)                           16,868,056

   Description                                     Principal         Value
SHORT-TERM                        SECURITIES                         (11.4%)
Other               Short-Term              Securities                (5.0%)
SSgA Money Market Fund
   5.750%  5-1-2000                                  927,000       927,000

                 Repurchase                Agreements                 (1.1%)
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
  to be repurchased at  $212,897 on 5-1-2000         212,856       212,856

        United        States        Government       Agencies         (5.3%)
Treasury Bills
   5.730%  6-22-2000                               1,000,000       991,723

Total Short-Term Securities (cost $2,131,579)                    2,131,579

Total Investments (101.8%) (cost $16,949,815)                   18,999,635

Liabilities In Excess of Other Assets (-1.8%)                     (332,503)
Net Assets (100.0%)                                            $18,667,132


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
IDEX C.A.S.E. GROWTH
   Description                                         Shares         Value
COMMON                             STOCK                             (98.9%)
Consumer,                         Cyclical                           (21.5%)
Footwear                                                             (11.9%)
Abercrombie & Fitche Company Class A *                36,000      $396,000
   Genesco, Inc. *                                    62,800       812,475
                                                                 1,208,475
              Retailers             -            Apparel              (6.6%)
Claire's Stores, Inc.                                 15,500       285,781
   Jones Apparel Group *                              13,000       385,938
                                                                   671,719
              Retailers            -            Broadline             (1.4%)
Kmart Corp. *                                         17,000       138,124

              Retailers            -            Specialty             (1.6%)
Amazon.com, Inc. *                                     3,000       165,561

                Consumer,                Non-Cyclical                 (7.6%)
Pharmaceuticals
Eli Lilly and Company                                  2,800       216,475
   Merck and Company, Inc.                             3,000       208,500
   Pfizer, Inc.                                        6,200       261,175
   SmithKline Beecham PLC ADR                          1,300        89,375
                                                                   775,525
                                Energy                                (8.9%)
Oil                             Drilling                              (6.6%)
Diamond Offshore Drilling, Inc.                        7,100       286,219
   Transocean Sedco Forex, Inc.                        8,100       380,700
                                                                   666,919
         Oilfield        Equipment        and        Services         (2.3%)
Friede Goldman Halter, Inc. *                          9,022        55,824
   Halliburton Company                                 4,000       176,750
                                                                   232,574
                              Financial                               (9.0%)
Banks                                                                 (2.2%)
Bank One Corp.                                         1,600        48,800
   Chase Manhattan Corp.                               2,500       180,156
                                                                   228,956
                              Diversified                             (4.7%)
Bank of America Corp.                                  2,600       127,400
   Citigroup, Inc.                                     4,050       240,723
   Washington Mutual, Inc.                             4,200       107,363
                                                                   475,486
                               Insurance                              (2.1%)
Conseco, Inc.                                         39,000       212,062

                              Industrial                              (3.1%)
Diversified
General Electric Company                               2,000       314,500

                             Technology                              (45.5%)
Aerospace/Defense                                                     (0.8%)
Honeywell International, Inc.                          1,400        78,400

                            Communications                           (23.2%)
ADC Telecommunications, Inc. *                         6,000       364,500
   ANTEC Corp. *                                       7,700       413,874
   AppNet, Inc. *                                      6,000       144,000
   AT&T Corp.                                          5,550       259,115
   Lucent Technologies, Inc.                           3,400       211,438
   QUALCOMM, Inc. *                                    3,500       379,531
   Qwest Communications International, Inc. *          5,300       229,888
   US West, Inc.                                       5,000       355,938
                                                                 2,358,284
                               Computers                              (0.5%)
VerticalNet, Inc. *                                    1,000        54,000

                              Diversified                             (4.7%)
Jabil Circuit, Inc. *                                  8,000      $327,500
   JDS Uniphase Corp. *                                1,400       145,163
                                                                   472,663
                            Semiconductors                            (4.1%)
Conexant Systems, Inc. *                               5,000       299,375
   PMC - Sierra, Inc. *                                  600       115,125
                                                                   414,500
                               Software                              (12.2%)
America Online, Inc. *                                 4,000       239,250
   Compuware Corp. *                                   6,500        81,656
   Electronic Arts, Inc. *                             5,000       302,500
   Microsoft Corp. *                                   2,900       202,275
   Network Associates, Inc. *                          9,200       234,025
   Sapient Corp. *                                     2,200       174,213
                                                                 1,233,919
                              Utilities                               (3.3%)
Telephone
MCI WorldCom, Inc. *                                   7,350       333,965

Total Common Stock (cost $10,602,977)                           10,035,632

   Description                                      Principal        Value
SHORT-TERM                        SECURITIES                          (2.0%)
Repurchase                                                        Agreements
State           Street          Bank          &          Trust           ***
3.500%  Repurchase Agreement dated 4-28-2000
  to be repurchased at  $198,950 on
  5-1-2000 (cost $198,912)                          $198,912      $198,912

Total Investments (100.9%) (cost $10,801,889)                   10,234,544

Liabilities In Excess of Other Assets  (-0.9%)                     (86,962)
Net Assets (100.0%)                                            $10,147,582


April 30, 2000
SCHEDULE               OF               INVESTMENTS              (unaudited)
NOTES TO SCHEDULES OF INVESTMENTS

ADR, GDR or NYRS after the name of a security represents American Depository Receipts,
Global Depository Receipts or New York
Registered Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.
144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

STRYPES after the name of a security
represents structured yield
products exchangeable for stock.

+ Non-U.S. securities.

# Breed Technologies, Inc., ContiFinancial Corp.
 and Harnischfeger Industries, Inc. are currently in default on interest payments.


@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency:
 B-British Pound;  C-Canadian Dollar;  E-Euro;
 F-Swiss Franc; H-Hong Kong Dollar;
 J-Japanese Yen

* Presently non-income producing.

** Ratings indicated are by Standard &
 Poor's/Moody's, respectively, and
 are unaudited; NR:  not rated by this service.

CARROT SYMBOL Affiliated company as defined by
 Section 851 of the InternalRevenue Code.

See Note 1 in the Notes to Financial Statements for security valuation, futures, options, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.


***                     Repurchase Agreement Collateral Table

                                             Principal Amount
     IDEX     JCC     Growth                                         $20,000
IDEX       JCC      Global                                            10,000
IDEX       JCC      Balanced                                          25,000
IDEX JCC Capital Appreciation                         50,000
 IDEX JCC Flexible Income                             40,000
 IDEX Alger Aggressive Growth                         85,000
 IDEX Pilgrim Baxter Mid Cap Growth                   85,000
 IDEX Pilgrim Baxter Technology                       15,000
 IDEX Goldman Sachs Growth                            45,000
 IDEX Transamerica Equity                             85,000
 IDEX Transamerica Small Company                      15,000
 IDEX Salomon All Cap                                792,000
 IDEX AEGON Income Plus                              370,000
 IDEX GE International Equity                        405,000
 IDEX GE U.S. Equity                                  40,000
 IDEX Dean Asset Allocation                           30,000
 IDEX LKCM Strategic Total Return                     20,000
 IDEX Value Equity                                   220,000
 IDEX C.A.S.E. Growth                                205,000

  Description
IDEX JCC Growth               U. S. Treasury Bonds  9.875%,      11-15-2015
IDEX JCC Global               U. S. Treasury Bonds  8.500%,       2-15-2020
IDEX JCC Balanced             U. S. Treasury Notes  6.000%,       8-15-2000
IDEX JCC Capital Appreciation U. S. Treasury Notes  6.250%,       2-15-2007
IDEX JCC Flexible Income     U. S. Treasury Bonds  11.250%,       2-15-2015
IDEX Alger Aggressive Growth  U. S. Treasury Notes  6.625%,       5-15-2007
IDEX Pilgrim Baxter Mid Cap
 Growth                         U. S. Treasury Notes  5.500%,     8-31-2001
IDEX Pilgrim Baxter TechnologyU. S. Treasury Notes  7.000%,       7-15-2006
IDEX Goldman Sachs Growth     U. S. Treasury Bonds  7.500%,      11-15-2016
IDEX Transamerica Equity      U. S. Treasury Bonds  6.375%,       8-15-2027
IDEX Transamerica Small CompanyU. S. Treasury Bonds  8.125%,      5-15-2021
IDEX Salomon All Cap         U. S. Treasury Bonds  11.250%,       2-15-2015
IDEX AEGON Income Plus       U. S. Treasury Bonds  10.375%,      11-15-2012
IDEX GE International Equity U. S. Treasury Bonds  10.375%,      11-15-2012
IDEX GE U.S. Equity             U. S. Treasury Bonds  7.875%,     2-15-2021
IDEX Dean Asset Allocation    U. S. Treasury Bonds  9.000%,      11-15-2018
IDEX LKCM Strategic Total ReturnU. S. Treasury Notes  8.750%,     8-15-2000
IDEX Value Equity              U. S. Treasury Notes  5.000%,      2-28-2001
IDEX C.A.S.E. Growth          U. S. Treasury Notes  5.250%,       5-31-2001
                                                  Market      Value      and
Accrued                                                             Interest
4-30-2000
     IDEX     JCC     Growth                                         $27,825
IDEX       JCC      Global                                            12,572
IDEX       JCC      Balanced                                          25,289
IDEX     JCC     Capital     Appreciation                             49,838
IDEX     JCC     Flexible     Income                                  59,209
IDEX Alger Aggressive Growth                          87,951
 IDEX Pilgrim Baxter Mid Cap Growth                   84,575
 IDEX Pilgrim Baxter Technology                       15,638
     IDEX    Goldman    Sachs    Growth                               51,712
IDEX       Transamerica      Equity                                   87,508
IDEX     Transamerica     Small     Company                           18,653
IDEX     Salomon     All     Cap                                   1,177,110
IDEX     AEGON     Income     Plus                                   466,604
IDEX     GE     International     Equity                             510,742
IDEX     GE     U.S.     Equity                                       47,707
IDEX     Dean     Asset     Allocation                                39,755
IDEX     LKCM    Strategic    Total    Return                         20,498
IDEX       Value      Equity                                         219,175
IDEX C.A.S.E. Growth                                 206,538

Preface to the Financial Statements
Statement of Assets and Liabilities
This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your fund. Items listed are the major components of your fund's net assets. Net Assets are derived by subtracting liabilities from assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the fund. Items of particular interest are defined below.
Assets Articles of value the fund owns such as investments and receivables Liabilities Obligations of the fund such as expenses and payables
Net Assets  The result of Assets less Liabilities
Net Assets Consist Of Composition of Net Assets in terms of Capital, investments by shareholders and accumulated earnings and profits of the fund Shares of Beneficial Interest Outstanding The number of shares owned by shareholders for each Share Class at the close of the period
Net Asset Value ("NAV") Per Share Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class
Maximum Offering Price Per Share The NAV plus the maximum sales load, if any, attributable to the Share Class

Statement of Operations
This schedule is also known as the Income Statement. Its objective is to provide a financial summary of each fund's operations by listing the revenues generated during the period, expenses incurred during the period and the fund's profits and/or losses. Items of particular interest are defined below.
Investment  Income   Earnings  on fund investments  such  as  dividends  and
interest
Expenses  Expenses incurred by the funds such as management fees
Net Investment Income or Loss The result of Investment Income less Expenses Realized Gains or Losses Gains or Losses from the sale of investments Unrealized Gains or Losses The difference between the current market value and the acquisition cost of securities currently held

Statement of Changes in Net Assets
The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.
Operations Summarized information from the Statement of Operations Distributions to Shareholders Capital Gains and Investment Income distributions paid to shareholders
Change  in  Net  Assets  resulting from Shares of Beneficial  Interest   The
change in Net Assets due to share purchases, reinvestment of distributions and share redemptions in the fund
Undistributed Net Investment Income The amount of Net Investment Income that was not distributed to shareholders

Financial Highlights
The objective of this table is to present all critical financial data in terms of per share amounts. Beginning with the ending NAV from the prior period, carrying through all current period income, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.
Total Return The performance for an investment made exactly one year prior, assuming no sales load
Expense Ratios The percentage of a fund's average net assets used to pay its expenses

Portfolio Turnover A measure of fund trading activity during the year. A turnover ratio of 100% would represent a portfolio whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Funds with high turnover ratios incur higher transaction costs and are more likely to realize and distribute capital gains



STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
April  30, 2000
All numbers (except per share amounts) in thousands
                                                     IDEX JCC     IDEX JCC
                                                       Growth        Global
Assets:
  Investment securities, at market value         $4,354,359     $1,668,461
 Cash                                                    199        22,142
 Receivables:
  Investment securities sold                          12,836        13,650
  Shares of beneficial interest sold                  11,444        10,463
  Interest                                                52            72
  Dividends                                               86         1,360
  Due from investment adviser                            -             -
   Variation  margin                                        -              -
Forward foreign currency contracts                       -          17,460
 Other                                                   331           112
                                                   4,379,307     1,733,720
Liabilities:
 Accounts payable:
  Investment securities purchased                     41,472        31,200
  Shares of beneficial interest redeemed               1,590           389
  Variation margin                                       -             -
  Due to Custodian
 Accrued liabilities:
  Management and advisory fees                           281           263
  Distribution fees                                    1,328           936
  Transfer agent fees and expenses                       270            67
 Forward foreign currency contracts                      -           4,726
 Other                                                   571           284
                                                     45,512         37,865
Net Assets                                        $4,333,795     $1,695,855

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                       2,320,170     1,094,011
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                            (10,943)       (6,937)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                      114,517        80,416
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                               1,910,051       528,365
Net Assets                                        $4,333,795     1,695,855
 Investment securities, at cost                   $2,444,390     1,152,827
Shares Of Beneficial Interest Outstanding:
  Class A shares                                      38,552        16,901
  Class B shares                                      14,394        12,933
  Class C shares                                       1,741         1,690
  Class M shares                                       5,815         6,698
  Class T shares (1)                                  28,309           -
Net Asset Value Per Share:
  Class A shares                                      $48.91        $45.05
  Class B shares                                      $47.16        $43.85
  Class C shares                                      $47.16        $43.85
  Class M shares                                      $47.43        $43.78
  Class T shares (1)                                  $49.86          $-

Maximum Offering Price Per Share (2):
  Class A shares                                      $51.76        $47.67
  Class M shares                                      $47.91        $44.22
  Class T shares (1)                                  $54.49          $-


                                                     IDEX JCC     IDEX JCC
                                                                   Balanced
                                                                   Capital
                                                                   Apprecia
                                                                   tion

Assets:
 Investment securities, at market value             $350,005      $408,715
 Cash                                                    746           203
 Receivables:
  Investment securities sold                           2,359         3,646
  Shares of beneficial interest sold                   2,530         4,419
  Interest                                             2,762           -
  Dividends                                               74            30
  Due from investment adviser                            -             -
  Variation margin                                       -             -
 Forward foreign currency contracts                       49             1
 Other                                                    22            20
                                                    358,547        417,034
Liabilities:
 Accounts payable:
  Investment securities purchased                      8,353        10,001
  Shares of beneficial interest redeemed                  52           255
  Variation margin                                       -             -
   Due to custodian                                      -             -
 Accrued liabilities:
  Management and advisory fees                           272           310
  Distribution fees                                      216           223
  Transfer agent fees and expenses                         9            84
 Forward foreign currency contracts                      -             -
 Other                                                    59            77
                                                      8,961         10,950
Net Assets                                          $349,586      $406,084

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                         312,472       397,413
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                346        (2,944)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                        7,783        19,786
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                  28,985        (8,171)
Net Assets                                          $349,586      $406,084
 Investment securities, at cost                     $321,063      $416,899

Shares Of Beneficial Interest Outstanding:
  Class A shares                                       5,278         4,929
  Class B shares                                       8,258         4,391
  Class C shares                                       1,001           991
  Class M shares                                       2,667         1,314
  Class T shares (1)                                     -             -

Net Asset Value Per Share:
  Class A shares                                      $20.33        $35.36
  Class B shares                                      $20.32        $34.60
  Class C shares                                      $20.32        $34.60
  Class M shares                                      $20.32        $34.71
  Class T shares (1)                                    $-            $-

Maximum Offering Price Per Share (2):
  Class A shares                                      $21.51        $37.42
  Class M shares                                      $20.53        $35.06
  Class T shares (1)                                    $-            $-


                                                  IDEX JCC      IDEX Alger
                                               Flexible  Income   Aggressive
Growth

Assets:
 Investment securities, at market value              $30,113      $316,778
 Cash                                                      9           218
 Receivables:
  Investment securities sold                             496           279
  Shares of beneficial interest sold                     125         1,472
  Interest                                               673             1
  Dividends                                              -              20
  Due from investment adviser                            -             -
  Variation margin                                       -             -
 Forward foreign currency contracts                       84           -
 Other                                                     2            21
                                                     31,502        318,789
Liabilities:
 Accounts payable:
  Investment securities purchased                        200         2,278
  Shares of beneficial interest redeemed                   3            44
  Variation margin                                        10           -
   Due to custodian                                      -             -
 Accrued liabilities:
  Management and advisory fees                            23           202
  Distribution fees                                       18           164
  Transfer agent fees and expenses                         7             7
 Forward foreign currency contracts                       25           -
 Other                                                    10            51
                                                         296         2,746
Net Assets                                           $31,206      $316,043

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                          32,375       241,945
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                 88        (1,932)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                         (593)       (3,083)
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                    (664)       79,113
Net Assets                                           $31,206      $316,043
 Investment securities, at cost                      $30,834      $237,675

Shares Of Beneficial Interest Outstanding:
  Class A shares                                       1,502         4,223
  Class B shares                                       1,257         2,833
  Class C shares                                         186           285
  Class M shares                                         417           962
  Class T shares (1)                                     -             -

Net Asset Value Per Share:
  Class A shares                                       $9.28        $38.46
  Class B shares                                       $9.28        $37.63
  Class C shares                                       $9.28        $37.63
  Class M shares                                       $9.28        $37.76
  Class T shares (1)                                    $-            $-

Maximum Offering Price Per Share (2):
  Class A shares                                       $9.74        $40.70
  Class M shares                                       $9.37        $38.14
  Class T shares (1)                                    $-            $-

                                           IDEX  T. Rowe Price IDEX T.  Rowe
Price
                                             Dividend Growth      Small Cap

Assets:
 Investment securities, at market value               $9,918       $12,574
 Cash                                                     10           290
 Receivables:
  Investment securities sold                              57             7
  Shares of beneficial interest sold                     226            51
  Interest                                               -             -
  Dividends                                               10             1
  Due from investment adviser                              1           -
  Variation margin                                       -             -
 Forward foreign currency contracts                      -             -
 Other                                                     1           -
                                                      10,223        12,923
Liabilities:
 Accounts payable:
  Investment securities purchased                        229           266
  Shares of beneficial interest redeemed                   2           -
  Variation margin                                       -             -
   Due to custodian                                      -             -
 Accrued liabilities:
  Management and advisory fees                           -               3
  Distribution fees                                        6             7
  Transfer agent fees and expenses                         7             4
 Forward foreign currency contracts                      -             -
 Other                                                    16           245
                                                         260           525
Net Assets                                            $9,963       $12,398

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
    a                                                   uthorized     10,086
11,553
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                  2           (52)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                         (390)          318
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                     275           579
Net Assets                                            $9,963       $12,398
 Investment securities, at cost                       $9,643       $11,995

Shares Of Beneficial Interest Outstanding:
  Class A shares                                         329           384
  Class B shares                                         448           332
  Class C shares                                         104            53
  Class M shares                                         124           134
  Class T shares (1)                                     -             -

Net Asset Value Per Share:
  Class A shares                                       $9.93        $13.77
  Class B shares                                       $9.92        $13.69
  Class C shares                                       $9.92        $13.69
  Class M shares                                       $9.92        $13.70
  Class T shares (1)                                    $-            $-

Maximum Offering Price Per Share (2):
  Class A shares                                      $10.51        $14.57
  Class M shares                                      $10.02        $13.84
  Class T shares (1)                                    $-            $-


                                         IDEX  Pilgrim Baxter  IDEX  Pilgrim
Baxter
                                           Mid Cap Growth         Technology

Assets:
 Investment securities, at market value              $68,090       $46,472
 Cash                                                     96            92
 Receivables:
  Investment securities sold                             488         1,048
  Shares of beneficial interest sold                     355         1,994
  Interest                                                 1             1
  Dividends                                              -             -
  Due from investment adviser                            -               3
  Variation margin                                       -             -
 Forward foreign currency contracts                      -             -
 Other                                                     1           -
                                                                      69,031
49,610
Liabilities:
 Accounts payable:
  Investment securities purchased                        -           1,290
  Shares of beneficial interest redeemed                  63            44
  Variation margin                                       -             -
   Due to custodian                                      -             -
 Accrued liabilities:
  Management and advisory fees                            10           -
  Distribution fees                                       38            22
  Transfer agent fees and expenses                         9             2
 Forward foreign currency contracts                      -             -
 Other                                                    14            22
                                                          134        1,380
Net Assets                                           $68,897       $48,230

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                          74,135        56,008
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                               (197)          (49)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                        1,689        (3,227)
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                  (6,730)       (4,502)
Net Assets                                           $68,897       $48,230
 Investment securities, at cost                      $74,820       $50,973

Shares Of Beneficial Interest Outstanding:
  Class A shares                                       1,271         2,208
  Class B shares                                       1,586         2,623
  Class C shares                                         270           960
  Class M shares                                         369           825
  Class T shares (1)                                     -             -

Net Asset Value Per Share:
  Class A shares                                      $19.77         $7.30
  Class B shares                                      $19.67         $7.28
  Class C shares                                      $19.67         $7.28
  Class M shares                                      $19.68         $7.29
  Class T shares (1)                                    $-            $-

Maximum Offering Price Per Share (2):
  Class A shares                                      $20.92         $7.72
  Class M shares                                      $19.88         $7.36
  Class T shares (1)                                    $-            $-


                                                   IDEX    Goldman      IDEX
Transamerica
                                               Sachs Growth        Equity

Assets:
 Investment securities, at market value              $11,435        $2,403
 Cash                                                     49             4
 Receivables:
  Investment securities sold                             -             -
  Shares of beneficial interest sold                     158            51
  Interest                                               -             -
  Dividends                                                6           -
  Due from investment adviser                            -              12
  Variation margin                                       -             -
 Forward foreign currency contracts                      -             -
 Other                                                     1           -
                                                     11,649          2,470
Liabilities:
 Accounts payable:
  Investment securities purchased                        642           106
  Shares of beneficial interest redeemed                 -             -
  Variation margin                                       -             -
  Due to custodian                                       -             -
Accrued liabilities:
  Management and advisory fees                             1           -
  Distribution fees                                        7             1
  Transfer agent fees and expenses                         6             3
 Forward foreign currency contracts                      -             -
 Other                                                    16             9
                                                         672           119
Net Assets                                           $10,977        $2,351

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                          10,094         2,362
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                (38)           (4)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                          217            32
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                     704           (39)
Net Assets                                           $10,977        $2,351
Investment securities, at cost                       $10,732        $2,441

Shares Of Beneficial Interest Outstanding:
  Class A shares                                         297           124
  Class B shares                                         396            56
  Class C shares                                          44            35
  Class M shares                                         147            15
  Class T shares (1)                                     -             -

Net Asset Value Per Share:
  Class A shares                                      $12.47        $10.21
  Class B shares                                      $12.38        $10.19
  Class C shares                                      $12.38        $10.19
  Class M shares                                      $12.40        $10.20
  Class T shares (1)                                    $-            $-

Maximum Offering Price Per Share (2):
  Class A shares                                      $13.20        $10.80
  Class M shares                                      $12.53        $10.30
  Class T shares (1)                                    $-            $-


                                             IDEX Transamerica IDEX Salomon
                                               Small Company        All Cap

Assets:
 Investment securities, at market value               $4,300       $14,065
 Cash                                                     64            79
 Receivables:
  Investment securities sold                             -              12
  Shares of beneficial interest sold                       7           167
  Interest                                               -               2
  Dividends                                              -               8
  Due from investment adviser                             11           -
  Variation margin                                       -             -
 Forward foreign currency contracts                      -             -
 Other                                                     1             1
                                                      4,383         14,334
Liabilities:
 Accounts payable:
  Investment securities purchased                        351           810
  Shares of beneficial interest redeemed                 -             -
  Variation margin                                       -             -
  Due to custodian                                       -             -
 Accrued liabilities:
  Management and advisory fees                           -               2
  Distribution fees                                        2             7
  Transfer agent fees and expenses                         2             7
 Forward foreign currency contracts                      -             -
 Other                                                    10            14
                                                        365            840
Net Assets                                            $4,018       $13,494

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                           4,413        11,963
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                 (5)            4
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                           41           941
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                    (431)          586
 Net Assets                                           $4,018       $13,494
  Investment securities, at cost                      $4,731       $13,479

Shares Of Beneficial Interest Outstanding:
  Class A shares                                         118           383
  Class B shares                                         193           355
  Class C shares                                          67            87
  Class M shares                                          93           119
  Class T shares (1)                                     -             -

Net Asset Value Per Share:
  Class A shares                                       $8.56        $14.34
  Class B shares                                       $8.54        $14.24
  Class C shares                                       $8.54        $14.24
  Class M shares                                       $8.54        $14.26
  Class T shares (1)                                    $-            $-

Maximum Offering Price Per Share (2):
  Class A shares                                       $9.06        $15.17
  Class M shares                                       $8.63        $14.40
  Class T shares (1)                                    $-            $-


                                                                        IDEX
IDEX
                                                        AEGON         AEGON
                                                     Income Plus Tax Exempt

Assets:
 Investment securities, at market value              $66,312       $19,225
 Cash                                                    -             -
 Receivables:
  Investment securities sold                             -             154
  Shares of beneficial interest sold                       3           -
  Interest                                             1,356           256
  Dividends                                              -             -
  Due from investment adviser                            -             -
  Variation margin                                       -             -
 Forward foreign currency contracts                      -             -
 Other                                                     6             2
                                                       67,677       19,637
Liabilities:
 Accounts payable:
  Investment securities purchased                        -             -
  Shares of beneficial interest redeemed                  12           -
  Variation margin                                       -             -
   Due to custodian                                      -             -
 Accrued liabilities:
  Management and advisory fees                            34           -
  Distribution fees                                       29             7
  Transfer agent fees and expenses                        20             5
 Forward foreign currency contracts                      -             -
 Other                                                    18            12
                                                        113             24
Net Assets                                           $67,564       $19,613

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                          75,309        21,106
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                149            31
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                       (1,402)         (771)
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                  (6,492)         (753)
Net Assets                                           $67,564       $19,613
 Investment securities, at cost                      $72,799       $19,977

Shares Of Beneficial Interest Outstanding:
  Class A shares                                       5,348         1,591
  Class B shares                                       1,357            95
  Class C shares                                          89             9
  Class M shares                                         487           165
  Class T shares (1)                                     -             -

Net Asset Value Per Share:
  Class A shares                                       $9.27        $10.54
  Class B shares                                       $9.27        $10.54
  Class C shares                                       $9.27        $10.54
  Class M shares                                       $9.27        $10.54
  Class T shares (1)                                    $-            $-

Maximum Offering Price Per Share (2):
  Class A shares                                       $9.73        $11.07
  Class M shares                                       $9.36        $10.65
  Class T shares (1)                                    $-            $-


                                                       IDEX GE      IDEX GE
                                       International Equity (3) U.S. Equity

Assets:
 Investment securities, at market value              $10,005        $1,527
 Cash                                                     15             5
 Receivables:
  Investment securities sold                             114           -
  Shares of beneficial interest sold                       5            91
  Interest                                                 2           -
  Dividends                                               35             1
  Due from investment adviser                             20            13
  Variation margin                                       -             -
 Forward foreign currency contracts                        1           -
 Other                                                     1           -
                                                     10,198          1,637
Liabilities:
 Accounts payable:
  Investment securities purchased                        242           -
  Shares of beneficial interest redeemed                 -             -
  Variation margin                                       -             -
  Due to custodian                                       -             -
 Accrued liabilities:
  Management and advisory fees                           -             -
  Distribution fees                                        5             1
  Transfer agent fees and expenses                         4             3
 Forward foreign currency contracts                        1           -
 Other                                                    19             9
                                                          271           13
Net Assets                                            $9,927        $1,624

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                           7,960         1,585
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                (12)           (1)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                        1,716             9
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                     263            31
Net Assets                                            $9,927        $1,624
 Investment securities, at cost                       $9,735        $1,496

Shares Of Beneficial Interest Outstanding:
 Class A shares                                          449            51
 Class B shares                                          182            50
 Class C shares                                           20            29
 Class M shares                                           45            23
 Class T shares (1)                                      -             -

Net Asset Value Per Share:
 Class A shares                                       $14.36        $10.64
 Class B shares                                       $14.16        $10.62
 Class C shares                                       $14.16        $10.62
 Class M shares                                       $14.19        $10.62
 Class T shares (1)                                     $-            $-

Maximum Offering Price Per Share (2):
 Class A shares                                       $15.20        $11.26
 Class M shares                                       $14.33        $10.73
 Class T shares (1)                                     $-            $-


                                             IDEX Dean         IDEX LKCM
                                      Asset Allocation Strategic Total Rtrn

Assets:
 Investment securities, at market value              $21,884       $66,442
 Cash                                                    -              61
 Receivables:
  Investment securities sold                             315           -
  Shares of beneficial interest sold                      23           170
  Interest                                                82           347
  Dividends                                               48            56
  Due from investment adviser                            -             -
  Variation margin                                       -             -
 Forward foreign currency contracts                      -             -
 Other                                                     2             6
                                                      22,354        67,082
Liabilities:
 Accounts payable:
  Investment securities purchased                        -             398
  Shares of beneficial interest redeemed                 285            13
  Variation margin                                       -             -
  Due to custodian                                       -             -
 Accrued liabilities:
  Management and advisory fees                             8            37
  Distribution fees                                       13            32
  Transfer agent fees and expenses                        17            23
 Forward foreign currency contracts                      -             -
 Other                                                    18            25
                                                         341           528
Net Assets                                           $22,013       $66,554

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
authorized                                            21,555        56,585
Undistributed net investment income (loss)
or (distribution in excess of net investment
income)                                                   78           115
Undistributed net realized gain (loss) from
investments, futures/options contracts and
foreign currency transactions                            216         2,023
Net unrealized appreciation (depreciation) of
investments, futures/options contracts and
on translation of assets and liabilities in
foreign currencies                                       164         7,831
Net Assets                                           $22,013       $66,554
 Investment securities, at cost                      $21,718       $58,612

Shares Of Beneficial Interest Outstanding:
 Class A shares                                          824         2,262
 Class B shares                                          756         1,020
 Class C shares                                           12            76
 Class M shares                                          256           441
 Class T shares (1)                                      -             -

Net Asset Value Per Share:
 Class A shares                                       $11.92        $17.53
 Class B shares                                       $11.91        $17.51
 Class C shares                                       $11.91        $17.51
 Class M shares                                       $11.91        $17.52
 Class T shares (1)                                     $-            $-

Maximum Offering Price Per Share (2):
 Class A shares                                       $12.61        $18.55
 Class M shares                                       $12.03        $17.70
 Class T shares (1)                                     $-            $-


                                                    IDEX NWQ  IDEX C.A.S.E.
                                                    Value Equity   Growth

Assets:
 Investment securities, at market value              $19,000       $10,235
 Cash                                                    920             1
 Receivables:
  Investment securities sold                             -             -
  Shares of beneficial interest sold                      43            36
  Interest                                                 1           -
  Dividends                                                8             8
  Due from investment adviser                              8            10
  Variation margin                                       -             -
 Forward foreign currency contracts                      -             -
 Other                                                     1             1
                                                       19,981       10,291
Liabilities:
 Accounts payable:
  Investment securities purchased                        372           108
  Shares of beneficial interest redeemed                 -              14
  Variation margin                                       -             -
   Due to custodian                                      -             -
 Accrued liabilities:
  Management and advisory fees                           -             -
  Distribution fees                                       11             6
  Transfer agent fees and expenses                        11             5
 Forward foreign currency contracts                      -             -
 Other                                                    13            10
                                                       1,314           143
Net Assets                                           $18,667       $10,148

Net Assets Consist Of:
 Shares of beneficial interest, unlimited shares
  authorized                                          18,000         9,950
 Undistributed net investment income (loss)
  or (distribution in excess of net investment
  income)                                                 (5)          (57)
 Undistributed net realized gain (loss) from
  investments, futures/options contracts and
  foreign currency transactions                       (1,378)          823
 Net unrealized appreciation (depreciation) of
  investments, futures/options contracts and
  on translation of assets and liabilities in
  foreign currencies                                   2,050          (568)
Net Assets                                           $18,667       $10,148
 Investment securities, at cost                      $17,870       $10,802

Shares Of Beneficial Interest Outstanding:
 Class A shares                                          628           402
 Class B shares                                          694           346
 Class C shares                                           37            27
 Class M shares                                          188           100
 Class T shares (1)                                      -             -

Net Asset Value Per Share:
 Class A shares                                       $12.21        $11.72
 Class B shares                                       $11.97        $11.48
 Class C shares                                       $11.97        $11.48
 Class M shares                                       $12.01        $11.52
 Class T shares (1)                                     $-            $-

Maximum Offering Price Per Share (2):
 Class A shares                                       $12.92        $12.40
 Class M shares                                       $12.13        $11.64
 Class T shares (1)                                     $-            $-




(1) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the
Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B and Class M shares equals net asset value less any applicable contingent deferred sales charges.

(3) Effective March 1, 2000, IDEX GE/Scottish Equitable International Equity changed its name to IDEX GE International Equity.
See notes to the Statements of Assets and Liabilities on pages 98 and 99. The notes to the financial statements are an integral part of these statements.
STATEMENTS OF OPERATIONS  (unaudited)
For the six months ended April 30, 2000
All numbers in thousands
                                                       IDEX JCC    IDEX JCC
                                                         Growth      Global

Investment Income:
 Interest                                            $12,353        $4,184
 Dividends                                             4,017         2,800
  Less withholding taxes on foreign dividends           (259)         (275)
                                                      16,111         6,709
Expenses:
 Management and advisory fees                         16,957         7,016
 Transfer agent fees and expenses                      2,034           962
 Custody and accounting fees and expenses                176           406
 Registration fees                                       278           121
 Trustees fees and expenses                              166            68
 Audit fees and expenses                                  17            11
 Other                                                   288           250

 Distribution and service fees:
  Class A                                              3,135         1,191
  Class B                                              2,636         2,267
  Class C                                                179           146
  Class M                                                992         1,069
 Gross Expenses                                       26,858        13,507

 Less fee waivers and reimbursements
  by the investment adviser                              -             -
 Less custodian earnings credits                         -              (2)
 Net Expenses                                         26,858        13,505

Net Investment Income (Loss)                         (10,747)       (6,796)

Realized Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
  Currency Transactions:
 Net realized gain (loss) during the period on:
   Investments                                       114,607        73,750
   Futures/options contracts                             -             -
   Foreign currency transactions                          17         7,268
                                                    114,624         81,018

Unrealized Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
  Currency Transactions:
 Net unrealized appreciation (depreciation)
  during the period on:
   Investments                                       639,242       246,833
   Futures/options contracts                             -             -
   Translation of assets and liabilities
   denominated in foreign currency                       -          14,588
                                                    639,242        261,427
Net Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
  Currency Transactions                              753,866       342,445
Net Increase in Net Assets
  Resulting from Operations                         $743,119      $335,649


                                                       IDEX JCC    IDEX JCC
                                                        Balanced    Capital
                                                               Appreciation

Investment Income:
 Interest                                             $4,198          $564
 Dividends                                               485            53
  Less withholding taxes on foreign dividends             (8)          -
                                                                       4,675
617
Expenses:
 Management and advisory fees                          1,327         1,438
 Transfer agent fees and expenses                        220           421
 Custody and accounting fees and expenses                 51            53
 Registration fees                                        53            96
 Trustees fees and expenses                               12            15
 Audit fees and expenses                                   5             4
 Other                                                    34            45

 Distribution and service fees:
  Class A                                                153           255
  Class B                                                649           506
  Class C                                                 38            86
  Class M                                                199           137
 Gross Expenses                                        2,741         3,056

 Less fee waivers and reimbursements
  by the investment adviser                              -             -
 Less custodian earnings credits                          (1)           (4)
 Net Expenses                                          2,740         3,052

Net Investment Income (Loss)                           1,935        (2,435)

Realized Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
  Currency Transactions:
Net realized gain(loss) during the period on:
   Investments                                         7,746        20,041
   Futures/options contracts                             -             -
   Foreign currency transactions                          65            (1)
                                                      7,811         20,040

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net unrealized appreciation (depreciation)
  during the period on:
   Investments                                         8,756       (42,434)
   Futures/options contracts                             -             -
   Translation of assets and liabilities
   denominated in foreign currency                        16           -
                                                                       8,772
(42,434)
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                16,583       (22,394)
Net Increase in Net Assets
 Resulting from Operations                           $18,518      $(24,829)


                                                   IDEX JCC      IDEX Alger
                                              Flexible Income    Aggressive
                                                                     Growth

Investment Income:
 Interest                                             $1,225          $345
 Dividends                                                 7           166
  Less withholding taxes on foreign dividends            -              (3)
                                                       1,232           508
Expenses:
 Management and advisory fees                            131         1,069
 Transfer agent fees and expenses                         34           380
 Custody and accounting fees and expenses                 26            25
 Registration fees                                        18            51
 Trustees fees and expenses                                1            13
 Audit fees and expenses                                   6             5
 Other                                                     4            51

 Distribution and service fees:
  Class A                                                 25           258
  Class B                                                 55           421
  Class C                                                  4            24
  Class M                                                 17           137
 Gross Expenses                                          321         2,434

 Less fee waivers and reimbursements
  by the investment adviser                              -             -
 Less custodian earnings credits                          (1)           (1)
 Net Expenses                                            320         2,433

Net Investment Income (Loss)                             912        (1,925)

Realized Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
 Currency Transactions:
  Net realized gain (loss) during the period on:
   Investments                                          (233)       (1,742)
   Futures/options contracts                              43           -
   Foreign currency transactions                          90           -
                                                       (100)        (1,742)

Unrealized Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
 Currency Transactions:
  Net unrealized appreciation (depreciation)
  during the period on:
   Investments                                          (583)       37,518
   Futures/options contracts                               2           -
   Translation of assets and liabilities
   denominated in foreign currency                        39           -
                                                       (542)        37,518
Net Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
  Currency Transactions                                 (642)       35,776
Net Increase in Net Assets
  Resulting from Operations                             $270       $33,851


                                      IDEX T. Rowe Price IDEX T. Rowe Price
                                             Dividend Growth      Small Cap

Investment Income:
 Interest                                                $13           $13
 Dividends                                                70             4
  Less withholding taxes on foreign dividends            -             -
                                                           83           17
Expenses:
 Management and advisory fees                             27            29
 Transfer agent fees and expenses                         19            19
 Custody and accounting fees and expenses                 30            27
 Registration fees                                        13            13
 Trustees fees and expenses                              -             -
 Audit fees and expenses                                   3             3
 Other                                                     1             1

 Distribution and service fees:
  Class A                                                  4             6
  Class B                                                 15            13
  Class C                                                  2             1
  Class M                                                  5             6
 Gross Expenses                                          119           118

 Less fee waivers and reimbursements
  by the investment adviser                              (53)          (49)
 Less custodian earnings credits                         -             -
 Net Expenses                                             66            69

Net Investment Income (Loss)                              17           (52)

Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                        (347)          332
     Futures/options contracts                           -             -
     Foreign currency transactions                       -             -
                                                       (347)           332

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net unrealized appreciation (depreciation)
  during the period on:
   Investments                                           319           510
   Futures/options contracts                             -             -
   Translation of assets and liabilities
   denominated in foreign currency                       -             -
                                                                         319
510
 Net Gain (Loss) on Investments,
  Futures/Options Contracts and Foreign
  Currency Transactions                                  (28)          842
 Net Increase in Net Assets
  Resulting from Operations                             $(11)         $790

                                    IDEX Pilgrim Baxter IDEX Pilgrim Baxter
                                         Mid Cap Growth      Technology (1)

Investment Income:
 Interest                                               $116           $52
 Dividends                                                 5           -
  Less withholding taxes on foreign dividends            -             -
                                                         121            52
Expenses:
 Management and advisory fees                            131            48
 Transfer agent fees and expenses                         70            21
 Custody and accounting fees and expenses                 24             2
 Registration fees                                        29            12
 Trustees fees and expenses                                2           -
 Audit fees and expenses                                   3           -
 Other                                                     5             4

 Distribution and service fees:
  Class A                                                 21             6
  Class B                                                 75            16
  Class C                                                 10             6
  Class M                                                 16             7
 Gross Expenses                                          386           122

 Less fee waivers and reimbursements
  by the investment adviser                              (68)          (21)
 Less custodian earnings credits                         -             -
 Net Expenses                                            318           101

Net Investment Income (Loss)                            (197)          (49)

Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net realized gain (loss) during the period on:
     Investments                                       1,700        (3,227)
     Futures/options contracts                           -             -
     Foreign currency transactions                       -             -
                                                      1,700         (3,227)

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net unrealized appreciation (depreciation)
  during the period on:
   Investments                                        (7,408)       (4,502)
   Futures/options contracts                             -             -
   Translation of assets and liabilities
   denominated in foreign currency                       -             -
                                                     (7,408)        (4,502)
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                (5,708)       (7,729)
Net Increase in Net Assets
 Resulting from Operations                           $(5,905)      $(7,778)


                                          IDEX Goldman    IDEX Transamerica
                                              Sachs Growth     Equity (1)

Investment Income:
 Interest                                                 $8            $1
 Dividends                                                31           -
  Less withholding taxes on foreign dividends            -             -
                                                          39             1
Expenses:
 Management and advisory fees                             32             2
 Transfer agent fees and expenses                         19             3
 Custody and accounting fees and expenses                 28             2
 Registration fees                                        13             5
 Trustees fees and expenses                              -             -
 Audit fees and expenses                                   3           -
 Other                                                     1             3

 Distribution and service fees:
  Class A                                                  5             1
  Class B                                                 18           -
  Class C                                                  1           -
  Class M                                                  5           -
 Gross Expenses                                          125            16

 Less fee waivers and reimbursements
  by the investment adviser                              (48)          (11)
 Less custodian earnings credits                         -             -
 Net Expenses                                             77             5

Net Investment Income (Loss)                             (38)           (4)

Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net realized gain (loss) during the period on:
     Investments                                         222            32
     Futures/options contracts                           -             -
     Foreign currency transactions                       -             -
                                                        222             32

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net unrealized appreciation (depreciation)
  during the period on:
   Investments                                           437           (39)
   Futures/options contracts                             -             -
   Translation of assets and liabilities
   denominated in foreign currency                       -             -
                                                          437          (39)
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                   659            (7)
Net Increase in Net Assets
 Resulting from Operations                              $621          $(11)

                                           IDEX Transamerica   IDEX Salomon
                                               Small Company (1)    All Cap

Investment Income:
 Interest                                                 $2           $32
 Dividends                                               -              42
  Less withholding taxes on foreign dividends            -             -
                                                           2            74
Expenses:
 Management and advisory fees                              3            29
 Transfer agent fees and expenses                          3            16
 Custody and accounting fees and expenses                  2            30
 Registration fees                                         5            13
 Trustees fees and expenses                              -             -
 Audit fees and expenses                                 -               3
 Other                                                     2             1

 Distribution and service fees:
  Class A                                                -               5
  Class B                                                  1            15
  Class C                                                  1             2
  Class M                                                  1             4
 Gross Expenses                                           18           118

 Less fee waivers and reimbursements
  by the investment adviser                              (11)          (48)
 Less custodian earnings credits                         -             -
 Net Expenses                                              7            70

Net Investment Income (Loss)                              (5)            4

 Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net realized gain (loss) during the period on:
     Investments                                          41           976
     Futures/options contracts                           -             (11)
     Foreign currency transactions                       -             -
                                                          41           965

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                           (431)          565
  Futures/options contracts                              -              (3)
  Translation of assets and liabilities
denominated in foreign currency                          -             -
                                                       (431)           562
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                  (390)        1,527
Net Increase in Net Assets
 Resulting from Operations                             $(395)       $1,531


                                                   IDEX AEGON    IDEX AEGON
                                                   Income Plus   Tax Exempt

Investment Income:
 Interest                                             $2,862          $591
 Dividends                                               273           -
  Less withholding taxes on foreign dividends            -             -
                                                      3,135            591
Expenses:
 Management and advisory fees                            222            63
 Transfer agent fees and expenses                         71            16
 Custody and accounting fees and expenses                 26            20
 Registration fees                                        27            22
 Trustees fees and expenses                                1           -
 Audit fees and expenses                                   6             6
 Other                                                    14             2

 Distribution and service fees:
  Class A                                                 97            31
  Class B                                                 66             6
  Class C                                                  2           -
  Class M                                                 24             6
 Gross Expenses                                          556           172

 Less fee waivers and reimbursements
 by the investment adviser                               -             (21)
 Less custodian earnings credits                         -              (2)
 Net Expenses                                            556           149

Net Investment Income (Loss)                           2,579           442

 Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net realized gain (loss) during the period on:
     Investments                                      (1,399)         (763)
     Futures/options contracts                           -             -
     Foreign currency transactions                       -             -
                                                      (1,399)         (763)

Unrealized Gain (Loss) on Investments,
Futures/Options Contracts and Foreign
Currency Transactions:
 Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                         (1,107)          873
  Futures/options contracts                              -             -
  Translation of assets and liabilities
  denominated in foreign currency                        -             -
                                                     (1,107)           873
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                (2,506)          110
Net Increase in Net Assets
 Resulting from Operations                               $73          $552

                                                      IDEX GE     IDEX GE
                                       International Equity  U.S.Equity (1)

Investment Income:
 Interest                                                 $9            $1
 Dividends                                                68             1
  Less withholding taxes on foreign dividends             (6)          -
                                                          71             2
Expenses:
 Management and advisory fees                             35             1
 Transfer agent fees and expenses                         19             3
 Custody and accounting fees and expenses                 42             2
 Registration fees                                        32             5
 Trustees fees and expenses                              -             -
 Audit fees and expenses                                   3           -
 Other                                                     7             4

 Distribution and service fees:
  Class A                                                 10           -
  Class B                                                 11           -
  Class C                                                -             -
  Class M                                                  3           -
 Gross Expenses                                          162            15

Less fee waivers and reimbursements
 by the investment adviser                               (79)          (12)
Less custodian earnings credits                          -             -
Net Expenses                                              83             3

Net Investment Income (Loss)                             (12)           (1)

Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                       1,730             9
     Futures/options contracts                            19           -
     Foreign currency transactions                       (30)          -
                                                      1,719              9

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
Net unrealized appreciation (depreciation)
during the period on:
 Investments                                            (669)           31
 Futures/options contracts                               -             -
 Translation of assets and liabilities
 denominated in foreign currency                          (3)          -
                                                       (672)            31
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                 1,047            40
Net Increase in Net Assets
 Resulting from Operations                            $1,035           $39


                                                 IDEX Dean        IDEX LKCM
                                         Asset Allocation   Strategic Total
                                                                    Return

Investment Income:
 Interest                                               $282          $700
 Dividends                                               227           299
  Less withholding taxes on foreign dividends            -              (1)
                                                         509           998
Expenses:
 Management and advisory fees                             99           256
 Transfer agent fees and expenses                         54           103
 Custody and accounting fees and expenses                 21            22
 Registration fees                                        17            21
 Trustees fees and expenses                              -               2
 Audit fees and expenses                                   3             4
 Other                                                     5            11

 Distribution and service fees:
  Class A                                                 19            68
  Class B                                                 51            83
  Class C                                                -               2
  Class M                                                 17            38
Gross Expenses                                           286           610

Less fee waivers and reimbursements
 by the investment adviser                               (50)          (34)
Less custodian earnings credits                          -              (1)
Net Expenses                                             236           575

Net Investment Income (Loss)                             273           423

Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         525         2,229
     Futures/options contracts                           -             -
     Foreign currency transactions                       -             -
                                                         525         2,229

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
  Net unrealized appreciation (depreciation)
  during the period on:
   Investments                                          (382)       (1,093)
   Futures/options contracts                             -             -
   Translation of assets and liabilities
   denominated in foreign currency                       -             -
                                                       (382)        (1,093)
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                   143         1,136
Net Increase in Net Assets
 Resulting from Operations                              $416        $1,559

                                                  IDEX NWQ    IDEX C.A.S.E.
                                                   Value Equity   Growth

Investment Income:
 Interest                                                $43           $13
 Dividends                                               115            31
  Less withholding taxes on foreign dividends            -             -
                                                         158            44
Expenses:
 Management and advisory fees                             68            42
 Transfer agent fees and expenses                         46            32
 Custody and accounting fees and expenses                 18            21
 Registration fees                                        30            27
 Trustees fees and expenses                              -             -
 Audit fees and expenses                                   3             3
 Other                                                     3           -

 Distribution and service fees:
  Class A                                                 13             9
  Class B                                                 36            21
  Class C                                                  1             1
  Class M                                                 10             6
 Gross Expenses                                          228           162

Less fee waivers and reimbursements
 by the investment adviser                               (66)          (62)
Less custodian earnings credits                          -             -
Net Expenses                                             162           100

Net Investment Income (Loss)                              (4)          (56)

Realized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                      (1,209)          833
     Futures/options contracts                           -             -
     Foreign currency transactions                       -             -
                                                      (1,209)          833

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                          2,518        (1,027)
  Futures/options contracts                              -             -
  Translation of assets and liabilities
  denominated in foreign currency                        -             -
                                                      2,518         (1,027)
Net Gain (Loss) on Investments,
 Futures/Options Contracts and Foreign
 Currency Transactions                                 1,309          (194)
Net Increase in Net Assets
 Resulting from Operations                            $1,305         $(250)


(1) From commencement of investment operations on March 1, 2000 through April 30, 2000.

See notes to the Statements of Operations on page 104.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS  (unaudited)

All numbers in thousands
                                                          IDEX JCC Growth
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                         $(10,747)   $(12,861)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                        114,624     571,039
 Net unrealized appreciation
  (depreciation) during the period                     639,242     508,372
                                                      743,119     1,066,550

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
  Class T                                                  -           -
                                                             -         -
From net realized gains:
 Class A                                              (259,288)    (10,777)
 Class B                                               (66,577)       (715)
 Class C                                                (1,156)        -
 Class M                                               (28,292)       (428)
 Class T                                              (203,577)     (9,789)
                                                     (558,890)     (21,709)

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                              329,879     141,079
  Class B                                              335,883     229,531
  Class C                                               82,824         -
  Class M                                              127,356      52,641
  Class T                                              169,552     (36,613)
                                                    1,045,494      386,638

Net increase (decrease) in net assets                1,229,723    1,431,479
Net Assets:
Beginning of period                                3,104,072      1,672,593
End of period                                        $4,333,795  $3,104,072

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                              $(10,943)      $(196)

                                                           IDEX JCC Global
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                          $(6,796)    $(3,355)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                         81,018      32,559
 Net unrealized appreciation
  (depreciation) during the period                     261,427     199,130
                                                      335,649      228,334

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
  Class T                                                  -           -
                                                             -         -
From net realized gains:
 Class A                                               (15,933)        -
 Class B                                               (10,225)        -
 Class C                                                   (80)        -
 Class M                                                (5,402)        -
 Class T                                                   -           -
                                                      (31,640)         -

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                              112,039      58,510
  Class B                                              189,319     111,965
  Class C                                               75,736         -
  Class M                                               87,971      57,340
  Class T                                                  -           -
                                                        465,065    227,815

Net increase (decrease) in net assets                  769,074     456,149

Net Assets:
Beginning of period                                    926,781     470,632
End of period                                       $1,695,855     $926,781

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                               $(6,937)      $(141)


                                                          IDEX JCC Balanced
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                           $1,935        $997
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                          7,811       2,824
 Net unrealized appreciation
 (depreciation) during the period                        8,772      15,943
                                                       18,518       19,764
Distributions To Shareholders:
 From net investment income:
  Class A                                                 (775)       (474)
  Class B                                                 (792)       (227)
  Class C                                                  (43)        -
  Class M                                                 (289)       (102)
  Class T                                                  -           -
                                                       (1,899)        (803)
From net realized gains:
 Class A                                                  (947)       (129)
 Class B                                                (1,353)        (88)
 Class C                                                   (14)        -
 Class M                                                  (477)        (32)
 Class T                                                   -           -
                                                       (2,791)        (249)
Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                               34,779      36,281
  Class B                                               68,161      73,439
  Class C                                               20,524         -
  Class M                                               17,590      26,464
  Class T                                                  -           -
                                                       141,054     136,184

Net increase (decrease) in net assets                  154,882     154,896

Net Assets:
Beginning of period                                    194,704      39,808
End of period                                         $349,586     $194,704

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                  $346        $310


                                              IDEX JCC Capital Appreciation
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                          $(2,435)      $(970)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                         20,040      10,075
 Net unrealized appreciation
 (depreciation) during the period                      (42,434)     30,698
                                                      (24,829)      39,803

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
  Class T                                                  -           -
                                                              -        -
From net realized gains:
 Class A                                                (5,433)     (2,404)
 Class B                                                (3,160)       (417)
 Class C                                                  (219)        -
 Class M                                                  (937)       (141)
 Class T                                                   -           -
                                                        (9,749)     (2,962)

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                              107,904      24,897
  Class B                                              130,294      24,262
  Class C                                               41,079
  Class M                                               40,243       6,229
  Class T                                                  -
                                                       319,520      55,388

Net increase (decrease) in net assets                  284,942      92,229

Net Assets:
Beginning of period                                    121,143      28,914
End of period                                         $406,084     $121,143
Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                               $(2,944)      $(509)


                                                   IDEX JCC Flexible Income
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $912      $1,346
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                           (100)       (301)
 Net unrealized appreciation
  (depreciation) during the period                        (542)       (799)
                                                          270          246

Distributions To Shareholders:
 From net investment income:
  Class A                                                 (444)       (842)
  Class B                                                 (311)       (325)
  Class C                                                  (25)        -
  Class M                                                 (109)       (158)
  Class T                                                  -           -
                                                         (889)      (1,325)
From net realized gains:
 Class A                                                   -           -
 Class B                                                   -           -
 Class C                                                   -           -
 Class M                                                   -           -
 Class T                                                   -           -

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                 (750)        589
  Class B                                                2,895       6,942
  Class C                                                1,766         -
  Class M                                                  167       1,731
  Class T                                                  -           -
                                                          4,078      9,262

Net increase (decrease) in net assets                    3,459       8,183

Net Assets:
Beginning of period                                     27,747      19,564
End of period                                          $31,206     $27,747

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                    $88         $65


                                                    IDEX   Alger  Aggressive
Growth                                                              Increase
(Decrease) In Net Assets From:                         2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                          $(1,925)    $(1,511)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                         (1,742)     16,203
 Net unrealized appreciation
 (depreciation) during the period                       37,518      27,828
                                                        33,851      42,520

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                            -          -

From net realized gains:
 Class A                                                (9,201)     (2,492)
 Class B                                                (4,789)       (622)
 Class C                                                   (48)        -
 Class M                                                (1,787)       (321)
                                                       (15,825)     (3,435)

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                               48,602      27,107
  Class B                                               55,613      28,199
  Class C                                               11,760         -
  Class M                                               16,027       9,074
                                                      132,002       64,380


Net increase (decrease) in net assets                  150,028     103,465

Net Assets:
Beginning of period                                    166,015      62,550
End of period                                         $316,043     $166,015

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                               $(1,932)        $(7)


                                         IDEX T. Rowe Price Dividend Growth
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                              $17          $9
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                           (347)        (43)
 Net unrealized appreciation
 (depreciation) during the period                          319         (44)
                                                          (11)         (78)
Distributions To Shareholders:
 From net investment income:
  Class A                                                  (11)         (3)
  Class B                                                   (6)        -
  Class C                                                  -           -
  Class M                                                   (2)         (1)
                                                          (19)          (4)
From net realized gains:
 Class A                                                   -           -
 Class B                                                   -           -
 Class C                                                   -           -
 Class M                                                   -           -
                                                             -         -

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                1,453       1,862
  Class B                                                2,316       2,171
  Class C                                                  992         -
  Class M                                                  200       1,081
                                                        4,961        5,114

Net increase (decrease) in net assets                    4,931       5,032

Net Assets:
Beginning of period                                      5,032         -
End of period                                           $9,963      $5,032

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
Net Investment Income):                                     $2          $4


                                               IDEX T. Rowe Price Small Cap
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $(52)       $(19)
 Net realized gain (loss) on investments,                  -
  futures/options contracts and
  foreign currency transactions                            332          99
 Net unrealized appreciation
 (depreciation) during the period                          510          69
                                                          790          149

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                           -           -

From net realized gains:
 Class A                                                   (40)        -
 Class B                                                   (33)        -
 Class C                                                    (1)        -
 Class M                                                   (20)        -
                                                           (94)        -
Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                3,702       1,210
  Class B                                                3,204       1,084
  Class C                                                  741         -
  Class M                                                  963         649
                                                         8,610       2,943


Net increase (decrease) in net assets                    9,306       3,092

Net Assets:
Beginning of period                                      3,092         -
End of period                                          $12,398      $3,092

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                  $(52)       $-

                                         IDEX Pilgrim Baxter Mid Cap Growth
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                            $(197)       $(18)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                          1,700         191
 Net unrealized appreciation
 (depreciation) during the period                       (7,408)        678
                                                       (5,905)         851

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                             -         -

From net realized gains:
 Class A                                                   (68)        -
 Class B                                                   (84)        -
 Class C                                                    (5)        -
 Class M                                                   (27)        -
                                                          (184)        -

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                               25,197       2,231
  Class B                                               30,772       2,527
  Class C                                                5,902         -
  Class M                                                6,653         853
                                                        68,524       5,611


Net increase (decrease) in net assets                   62,435       6,462

Net Assets:
Beginning of period                                      6,462         -
End of period                                          $68,897      $6,462

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                 $(197)       $-


                                 IDEX Pilgrim Baxter Technology
Increase (Decrease) In Net Assets From:                2000 (3)

Operations:
 Net investment income (loss)                             $(49)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                         (3,227)
 Net unrealized appreciation
 (depreciation) during the period                       (4,502)
                                                                  (7,778)


Distributions To Shareholders:
 From net investment income:
  Class A                                                  -
  Class B                                                  -
  Class C                                                  -
  Class M                                                  -
                                                                  -

From net realized gains:
 Class A                                                   -
 Class B                                                   -
 Class C                                                   -
 Class M                                                   -
                                                           -

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                               19,028
  Class B                                               21,557
  Class C                                                7,942
  Class M                                                7,481
                                                                  56,008

Net increase (decrease) in net assets                   48,230


Net Assets:
Beginning of period                                        -
End of period                                          $48,230

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                  $(49)

                                                  IDEX Goldman Sachs Growth
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $(38)       $(14)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                            222          26
 Net unrealized appreciation
 (depreciation) during the period                          437         267
                                                          621          279
Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                              -        -

From net realized gains:
 Class A                                                    (7)        -
 Class B                                                    (7)        -
 Class C                                                   -           -
 Class M                                                    (3)        -
                                                           (17)        -
Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                1,497       1,859
  Class B                                                2,383       2,148
  Class C                                                  532         -
  Class M                                                  974         701
                                                        5,386        4,708

Net increase (decrease) in net assets                    5,990       4,987

Net Assets:
Beginning of period                                      4,987         -
End of period                                          $10,977      $4,987

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                  $(38)       $-

                                       IDEX Transamerica  IDEX Transamerica
                                                Equity        Small Company
Increase (Decrease) In Net Assets From:                2000 (3)    2000 (3)

Operations:
 Net investment income (loss)                              $(4)        $(5)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                             32          41
 Net unrealized appreciation
 (depreciation) during the period                          (39)       (431)
                                                          (11)        (395)

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                             -         -

From net realized gains:
 Class A                                                   -           -
 Class B                                                   -           -
 Class C                                                   -           -
 Class M                                                   -           -
                                                           -           -

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                1,268       1,128
  Class B                                                  576       1,760
  Class C                                                  365         646
  Class M                                                  153         879
                                                        2,362        4,413

Net increase (decrease) in net assets                    2,351       4,018

Net Assets:
Beginning of period                                        -           -
End of period                                           $2,351      $4,018

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                   $(4)        $(5)


                                                       IDEX Salomon All Cap
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                               $4        $-
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                            965          52
 Net unrealized appreciation
 (depreciation) during the period                          562          24
                                                         1,531          76


Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                          -            -
From net realized gains:
 Class A                                                   (33)        -
 Class B                                                   (29)        -
 Class C                                                    (2)        -
 Class M                                                   (12)        -
                                                           (76)        -
Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                3,014       1,852
  Class B                                                2,906       1,551
  Class C                                                1,174         -
  Class M                                                  766         700
                                                        7,860        4,103

Net increase (decrease) in net assets                    9,315       4,179

Net Assets:
Beginning of period                                      4,179         -
End of period                                          $13,494      $4,179

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                    $4        $-


                                                     IDEX AEGON Income Plus
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                           $2,579      $5,081
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                         (1,399)        466
 Net unrealized appreciation
 (depreciation) during the period                       (1,107)     (5,039)
                                                            73         508

Distributions To Shareholders:
 From net investment income:
  Class A                                               (1,952)     (4,250)
  Class B                                                 (429)       (580)
  Class C                                                  (10)        -
  Class M                                                 (172)       (410)
                                                       (2,563)      (5,240)

From net realized gains:
 Class A                                                  (355)     (1,219)
 Class B                                                   (80)       (128)
 Class C                                                   -           -
 Class M                                                   (34)        (98)
                                                           (469     (1,445)

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                               (7,255)        429
  Class B                                                  195       8,682
  Class C                                                  844         -
  Class M                                                 (788)      1,985
                                                        (7,004)     11,096

Net increase (decrease) in net assets                   (9,963)      4,919

Net Assets:
Beginning of period                                     77,527      72,608
End of period                                          $67,564     $77,527

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                  $149        $133


                                                       IDEX AEGON Tax Exempt
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $442        $940
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                           (763)        219
 Net unrealized appreciation
 (depreciation) during the period                          873      (2,796)
                                                           552      (1,637)

Distributions To Shareholders:
 From net investment income:
  Class A                                                 (386)       (844)
  Class B                                                  (22)        (34)
  Class C                                                   (1)        -
  Class M                                                  (40)        (75)
                                                          (449)       (953)

From net realized gains:
 Class A                                                  (191)       (365)
 Class B                                                   (13)        (15)
 Class C                                                    (1)        -
 Class M                                                   (22)        (30)
                                                         (227)        (410)
Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                               (4,121)      1,279
  Class B                                                 (244)        736
  Class C                                                   97         -
  Class M                                                 (437)        853
                                                        (4,705)      2,868

Net increase (decrease) in net assets                   (4,829)       (132)

Net Assets:
Beginning of period                                     24,442      24,574
End of period                                          $19,613     $24,442

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                   $31         $38

                                               IDEX GE International Equity
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $(12)       $(22)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                          1,719         585
 Net unrealized appreciation
 (depreciation) during the period                         (672)        669
                                                         1,035       1,232

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                              -        -
From net realized gains:
 Class A                                                  (186)        -
 Class B                                                   (63)        -
 Class C                                                   -           -
 Class M                                                   (18)        -
                                                          (267)        -

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                  980      (1,012)
  Class B                                                  884          99
  Class C                                                  288         -
  Class M                                                   98          14
                                                         2,250        (899)

Net increase (decrease) in net assets                    3,018         333

Net Assets:
Beginning of period                                      6,909       6,576
End of period                                           $9,927      $6,909

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                  $(12)       $-


                                                     IDEX GE U.S. Equity
Increase (Decrease) In Net Assets From:                2000 (3)

Operations:
 Net investment income (loss)                              $(1)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                              9
 Net unrealized appreciation
 (depreciation) during the period                           31
                                                            39

Distributions To Shareholders:
 From net investment income:
 Class A                                                   -
 Class B                                                   -
 Class C                                                   -
 Class M                                                   -
                                                           -

From net realized gains:
 Class A                                                   -
 Class B                                                   -
 Class C                                                   -
 Class M                                                   -
                                                           -


Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                  529
  Class B                                                  521
  Class C                                                  300
  Class M                                                  235
                                                                  1,585

Net increase (decrease) in net assets                    1,624


Net Assets:
Beginning of period                                        -
End of period                                           $1,624

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                   $(1)

                                                 IDEX Dean Asset Allocation
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $273        $616
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                            525        (309)
 Net unrealized appreciation
 (depreciation) during the period                         (382)     (1,585)
                                                           416      (1,278)

Distributions To Shareholders:
 From net investment income:
  Class A                                                 (181)       (278)
  Class B                                                 (142)       (181)
  Class C                                                  -           -
  Class M                                                  (52)        (87)
                                                          (375)       (546)
From net realized gains:
 Class A                                                   -          (762)
 Class B                                                   -          (741)
 Class C                                                   -           -
 Class M                                                   -          (354)
                                                          -       (1,857)

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                               (2,582)     (1,838)
  Class B                                               (3,185)     (1,013)
  Class C                                                  138         -
  Class M                                               (1,636)     (1,999)
                                                       (7,265)      (4,850)

Net increase (decrease) in net assets                   (7,224)     (8,531)

Net Assets:
Beginning of period                                     29,237      37,768
End of period                                          $22,013     $29,237

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                   $78        $180


                                           IDEX LKCM Strategic Total Return
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $423        $546
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                          2,229       1,606
 Net unrealized appreciation
 (depreciation) during the period                       (1,093)      3,627
                                                         1,559       5,779

Distributions To Shareholders:
 From net investment income:
  Class A                                                 (276)       (420)
  Class B                                                  (72)        (71)
  Class C                                                   (1)        -
  Class M                                                  (40)        (52)
                                                         (389)        (543)

From net realized gains:
 Class A                                                  (903)       (415)
 Class B                                                  (376)       (133)
 Class C                                                    (2)        -
 Class M                                                  (200)        (89)
                                                        (1,481)       (637)

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                1,881       2,953
  Class B                                                2,407       4,758
  Class C                                                1,328         -
  Class M                                               (1,020)      1,138
                                                        4,596        8,849


Net increase (decrease) in net assets                    4,285      13,448

Net Assets:
Beginning of period                                     62,269      48,821
End of period                                          $66,554     $62,269

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                  $115         $81


                                                      IDEX NWQ Value Equity
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                              $(4)       $(15)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                         (1,209)       (167)
 Net unrealized appreciation
 (depreciation) during the period                        2,518         357
                                                         1,305         175

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                                           -
-

From net realized gains:
 Class A                                                    (1)       (191)
 Class B                                                    (1)       (123)
 Class C                                                   -           -
 Class M                                                   -           (46)
                                                           (2)        (360)

Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                 (878)       (212)
  Class B                                                  455       2,575
  Class C                                                  413         -
  Class M                                                 (113)        241
                                                         (123)       2,604

Net increase (decrease) in net assets                    1,180       2,419

Net Assets:
Beginning of period                                     17,487      15,068
End of period                                          $18,667     $17,487

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                   $(5)        $(1)

                                           IDEX C.A.S.E. Growth
Increase (Decrease) In Net Assets From:                2000 (1)    1999 (2)

Operations:
 Net investment income (loss)                             $(56)      $(110)
 Net realized gain (loss) on investments,
  futures/options contracts and
  foreign currency transactions                            833         281
 Net unrealized appreciation
 (depreciation) during the period                       (1,027)      1,916
                                                          (250)      2,087

Distributions To Shareholders:
 From net investment income:
  Class A                                                  -           -
  Class B                                                  -           -
  Class C                                                  -           -
  Class M                                                  -           -
                                                              -        -

From net realized gains:
 Class A                                                   (81)       (340)
 Class B                                                   (68)       (205)
 Class C                                                   -           -
 Class M                                                   (23)        (65)
                                                         (172)        (610)


Net Increase (Decrease) in Net
 Assets from Shares of
 Beneficial Interest Transactions:
  Class A                                                  369        (560)
  Class B                                                  277         908
  Class C                                                  327         -
  Class M                                                 (146)        295
                                                           827         643
Net increase (decrease) in net assets                      405       2,120

Net Assets:
Beginning of period                                      9,743       7,623
End of period                                          $10,148      $9,743

Undistributed Net Investment (Loss)
 or (Distribution in Excess of
 Net Investment Income):                                    $(57)      $(1)


(1) For the six months ended April 30, 2000.

(2) For the year or period ended October 31, 1999.

(3) From the commencement of investment operations on March 1, 2000 through April 30, 2000, unaudited.

See notes to the Statements of Changes in Net Assets on page 112.

The notes to the financial statements are an integral part of these statements.


FINANCIAL HIGHLIGHTS (unaudited)
For a share of beneficial interest outstanding throughout each period:

                                   Investment Operations
           Net Asset
  Year or     Value,            Net          Net Realized
  Period   Beginning     Investment          and Unrealized    Total
  Ended    of Period     Income (Loss)12     Gain (Loss)    Operations

IDEX JCC Growth
 Class A  04/30/2000        $46.72    $(0.09)   $10.57    $10.48
          10/31/1999          29.35     0.06      17.70     17.76
          10/31/1998         25.04     (0.02)    7.64       7.62
          10/31/1997         21.97     (0.02)     3.56      3.54
          10/31/1996(5)      22.21       -      (0.24)     (0.24)
          09/30/1996         22.84     (0.11)     4.66      4.55
          09/30/1995         16.78     (0.05)     6.18      6.13
 Class B  04/30/2000         45.38     (0.50)     10.57    10.07
          10/31/1999         28.63     (0.56)    17.70     17.14
          10/31/1998         24.55     (0.25)     7.64      7.39
          10/31/1997         21.60     (0.14)     3.56      3.42
          10/31/1996  (5)    21.85     (0.01)    (0.24)    (0.25)
          09/30/1996         22.64     (0.27)     4.66      4.39
 Class C  04/30/2000  (2)    45.38     (0.50)    10.57     10.07
 Class M  04/30/2000         45.58     (0.43)    10.57     10.14
          10/31/1999  (4)    28.74     (0.47)    17.70     17.23
          10/31/1998         24.62     (0.21)      7.64     7.43
          10/31/1997         21.65     (0.12)     3.56      3.44
          10/31/1996  (5)    21.91     (0.02)    (0.24)    (0.26)
          09/30/1996         22.64     (0.21)     4.66      4.45
          09/30/1995         16.68     (0.15)     6.18      6.03
 Class T  04/30/2000         47.45      0.13     10.57     10.70
          10/31/1999         29.74      0.40     17.70     18.10
          10/31/1998  (6)    25.31      0.13      7.64      7.77
          10/31/1997         22.17      0.05      3.56      3.61
          10/31/1996  (5)    22.41       -       (0.24)    (0.24)
          09/30/1996  (9)    22.23       -        0.18      0.18

IDEX JCC Global
 Class A  04/30/2000         33.80      0.01     12.37     12.38
          10/31/1999 (15)    24.09      0.22      9.49      9.71
          10/31/1998  (6)    23.74      0.08      2.34      2.42
          10/31/1997         21.39      0.07      4.38      4.45
          10/31/1996  (5)    21.40     (0.02)     0.01     (0.01)
          09/30/1996         17.73     (0.09)     4.38      4.29
          09/30/1995         15.93     (0.06)     2.42      2.36
 Class B  04/30/2000         32.98     (0.37)    12.37     12.00
          10/31/1999 (15)    23.62     (0.13)     9.49      9.36
          10/31/1998  (6)    23.38     (0.03)     2.34      2.31
          10/31/1997         21.13     (0.03)     4.38      4.35
          10/31/1996  (5)    21.14     (0.02)     0.01     (0.01)
          09/30/1996         17.57     (0.19)     4.38      4.19
 Class C  04/30/2000  (2)    32.98     (0.37)    12.37     12.00
 Class M  04/30/2000         32.91     (0.37)    12.37     12.00
          10/31/1999(4) (15) 23.56     (0.14)     9.49      9.35
          10/31/1998  (6)    23.30     (0.01)     2.34      2.33
          10/31/1997         21.03     (0.01)     4.38      4.37
          10/31/1996  (5)    21.04     (0.02)     0.01     (0.01)
          09/30/1996         17.46     (0.18)     4.38      4.20
          09/30/1995         15.74     (0.14)     2.42      2.28
IDEX JCC Balanced
 Class A  04/30/2000        $18.96     $0.18     $1.62     $1.80
          10/31/1999         14.75      0.19      4.27      4.46
          10/31/1998         14.34      0.15      1.76      1.91
          10/31/1997         13.58      0.19      2.52      2.71
          10/31/1996  (5)    13.47      0.01      0.10      0.11
          09/30/1996         11.47      0.24      2.25      2.49
          09/30/1995  (7)    10.00      0.05      1.47      1.52
 Class B  04/30/2000         18.95      0.13      1.62      1.75
          10/31/1999         14.74      0.08      4.27      4.35
          10/31/1998         14.33      0.06      1.76      1.82
          10/31/1997         13.56      0.12      2.52      2.64
          10/31/1996  (5)    13.46       -        0.10      0.10
          09/30/1996         11.47      0.15      2.25      2.40
 Class C  04/30/2000  (2)    18.95      0.13      1.62      1.75
 Class M  04/30/2000         18.95      0.13      1.62      1.75
          10/31/1999  (4)    14.74      0.10      4.27      4.37
          10/31/1998         14.33      0.07      1.76      1.83
          10/31/1997         13.57      0.12      2.52      2.64
          10/31/1996  (5)    13.46      0.01      0.10      0.11
          09/30/1996         11.47      0.16      2.25      2.41
          09/30/1995  (7)    10.00      0.01      1.47      1.48
 IDEX JCC Capital Appreciation
 Class A  04/30/2000         31.09      0.05      6.29      6.34
          10/31/1999         16.97      0.05     15.88     15.93
          10/31/1998         15.90      0.01      1.51      1.52
          10/31/1997         15.49      0.04      0.58      0.62
          10/31/1996  (5)    15.75     (0.02)    (0.24)    (0.26)
          09/30/1996  (6)    13.54     (0.02)     3.12      3.10
          09/30/1995  (7)    10.00     (0.03)     3.57      3.54
 Class B  04/30/2000         30.51     (0.13)     6.29      6.16
          10/31/1999         16.72     (0.28)    15.88     15.60
          10/31/1998         15.74     (0.08)     1.51      1.43
          10/31/1997         15.42     (0.05)     0.58      0.53
          10/31/1996  (5)    15.69     (0.03)    (0.24)    (0.27)
          09/30/1996         13.49     (0.10)     3.12      3.02
 Class C  04/30/2000  (2)    30.51     (0.13)     6.29      6.16
 Class M  04/30/2000         30.60     (0.11)     6.29      6.18
          10/31/1999  (4)    16.76     (0.23)    15.88     15.65
          10/31/1998         15.77     (0.07)     1.51      1.44
          10/31/1997         15.43     (0.03)     0.58      0.55
          10/31/1996  (5)    15.70     (0.03)    (0.24)    (0.27)
          09/30/1996  (6)    13.49     (0.08)     3.12      3.04
          09/30/1995  (7)    10.00     (0.08)     3.57      3.49
IDEX JCC Flexible Income
 Class A  04/30/2000         $9.46     $0.30    $(0.19)    $0.11
          10/31/1999          9.84      0.54     (0.38)     0.16
          10/31/1998          9.75      0.61      0.10      0.71
          10/31/1997          9.33      0.61      0.42      1.03
          10/31/1996  (5)     9.19      0.05      0.14      0.19
          09/30/1996          9.17      0.60       -        0.60
          09/30/1995          8.83      0.61      0.37      0.98
 Class B  04/30/2000          9.46      0.27     (0.19)     0.08
          10/31/1999          9.83      0.49     (0.38)     0.11
          10/31/1998          9.75      0.54      0.10      0.64
          10/31/1997          9.32      0.56      0.42      0.98
          10/31/1996  (5)     9.18      0.05      0.14      0.19
          09/30/1996          9.17      0.53       -        0.53
 Class C  04/30/2000  (2)     9.46      0.27     (0.19)     0.08
 Class M  04/30/2000          9.46      0.28     (0.19)     0.09
          10/31/1999  (4)     9.84      0.49     (0.38)     0.11
          10/31/1998          9.75      0.56      0.10      0.66
          10/31/1997          9.32      0.57      0.42      0.99
          10/31/1996  (5)     9.18      0.05      0.14      0.19
          09/30/1996          9.17      0.54       -        0.54
          09/30/1995          8.83      0.56      0.37      0.93

IDEX Alger Aggressive Growth
 Class A  04/30/2000         33.05     (0.26)     8.67      8.41
          10/31/1999         22.24      0.17     11.82     11.99
          10/31/1998         18.77      0.03      4.02      4.05
          10/31/1997         15.70      0.05      3.69      3.74
          10/31/1996  (5)    15.75     (0.01)    (0.04)    (0.05)
          09/30/1996  (6)    17.68     (0.15)    (0.76)    (0.91)
          09/30/1995  (7)    10.00     (0.14)     7.82      7.68
 Class B  04/30/2000         32.44     (0.48)     8.67      8.19
          10/31/1999         21.93     (0.13)    11.82     11.69
          10/31/1998         18.58     (0.09)     4.02      3.93
          10/31/1997         15.58     (0.02)     3.69      3.67
          10/31/1996  (5)    15.63     (0.01)    (0.04)    (0.05)
          09/30/1996  (6)    17.64     (0.23)    (0.76)    (0.99)
 Class C  04/30/2000  (2)    32.44     (0.48)     8.67      8.19
 Class M  04/30/2000         32.53     (0.44)     8.67      8.23
          10/31/1999  (4)    21.98     (0.09)    11.82     11.73
          10/31/1998         18.61     (0.07)     4.02      3.95
          10/31/1997         15.60     (0.01)     3.69      3.68
          10/31/1996  (5)    15.65     (0.01)    (0.04)    (0.05)
          09/30/1996  (6)    17.64     (0.21)    (0.76)    (0.97)
          09/30/1995  (7)    10.00     (0.18)     7.82      7.64
IDEX T. Rowe Price Dividend Growth
 Class A  04/30/2000         10.20      0.05     (0.27)    (0.22)
          10/31/1999  (3)    10.00      0.06      0.18      0.24
 Class B  04/30/2000         10.19      0.02     (0.27)    (0.25)
          10/31/1999  (3)    10.00      0.01      0.18      0.19
 Class C  04/30/2000  (2)    10.19      0.02     (0.27)    (0.25)
 Class M  04/30/2000         10.19      0.02     (0.27)    (0.25)
          10/31/1999  (3)    10.00      0.02      0.18      0.20
IDEX T. Rowe Price Small Cap
 Class A  04/30/2000        $11.01    $(0.06)    $3.10     $3.04
          10/31/1999  (3)    10.00      0.02      0.99      1.01
 Class B  04/30/2000         10.97     (0.10)     3.10      3.00
          10/31/1999  (3)    10.00     (0.02)     0.99      0.97
 Class C  04/30/2000  (2)    10.97     (0.10)     3.10      3.00
 Class M  04/30/2000         10.98     (0.10)     3.10      3.00
          10/31/1999  (3)    10.00     (0.01)     0.99      0.98
IDEX Pilgrim Baxter Mid Cap Growth
 Class A  04/30/2000         14.80     (0.02)     5.30      5.28
          10/31/1999  (3)    10.00      0.02      4.78      4.80
 Class B  04/30/2000         14.76     (0.08)     5.30      5.22
          10/31/1999  (3)    10.00     (0.02)     4.78      4.76
 Class C  04/30/2000  (2)    14.76     (0.08)     5.30      5.22
 Class M  04/30/2000         14.77     (0.08)     5.30      5.22
          10/31/1999  (3)    10.00     (0.01)     4.78      4.77
IDEX Pilgrim Baxter Technology
 Class A  04/30/2000  (1)    10.00       -       (2.70)    (2.70)
 Class B  04/30/2000  (1)    10.00     (0.02)    (2.70)    (2.72)
 Class C  04/30/2000  (1)    10.00     (0.02)    (2.70)    (2.72)
 Class M  04/30/2000  (1)    10.00     (0.01)    (2.70)    (2.71)
IDEX Goldman Sachs Growth
 Class A  04/30/2000         11.40     (0.03)     1.13      1.10
          10/31/1999  (3)    10.00      0.03      1.37      1.40
 Class B  04/30/2000         11.35     (0.07)     1.13      1.06
          10/31/1999  (3)    10.00     (0.02)     1.37      1.35
 Class C  04/30/2000  (2)    11.35     (0.07)     1.13      1.06
 Class M  04/30/2000         11.36     (0.06)     1.13      1.07
          10/31/1999  (3)    10.00     (0.01)     1.37      1.36
IDEX Transamerica Equity
 Class A  04/30/2000  (1)    10.00     (0.01)     0.22      0.21
 Class B  04/30/2000  (1)    10.00     (0.03)     0.22      0.19
 Class C  04/30/2000  (1)    10.00     (0.03)     0.22      0.19
 Class M  04/30/2000  (1)    10.00     (0.02)     0.22      0.20
IDEX Transamerica Small Company
 Class A  04/30/2000  (1)    10.00      0.01     (1.45)    (1.44)
 Class B  04/30/2000  (1)    10.00     (0.01)    (1.45)    (1.46)
 Class C  04/30/2000  (1)    10.00     (0.01)    (1.45)    (1.46)
 Class M  04/30/2000  (1)    10.00     (0.01)    (1.45)    (1.46)
IDEX Salomon All Cap
 Class A  04/30/2000         11.70      0.03      2.80      2.83
          10/31/1999  (3)    10.00      0.02      1.68      1.70
 Class B  04/30/2000         11.66     (0.03)     2.80      2.77
          10/31/1999  (3)    10.00     (0.02)     1.68      1.66
 Class C  04/30/2000  (2)    11.66     (0.03)     2.80      2.77
 Class M  04/30/2000         11.67     (0.02)     2.80      2.78
          10/31/1999  (3)    10.00     (0.01)     1.68      1.67
IDEX AEGON Income Plus
 Class A  04/30/2000         $9.67     $0.34    $(0.34)     $-
          10/31/1999         10.43      0.65     (0.54)     0.11
          10/31/1998         10.96      0.69     (0.30)     0.39
          10/31/1997         10.61      0.76      0.44      1.20
          10/31/1996  (5)    10.41      0.04      0.22      0.26
          09/30/1996         10.36      0.72      0.04      0.76
          09/30/1995          9.75      0.75      0.71      1.46
 Class B  04/30/2000          9.67      0.31     (0.34)    (0.03)
          10/31/1999         10.42      0.59     (0.54)     0.05
          10/31/1998         10.96      0.61     (0.30)     0.31
          10/31/1997         10.61      0.69      0.44      1.13
          10/31/1996  (5)    10.40      0.05      0.22      0.27
          09/30/1996         10.35      0.65      0.04      0.69
 Class C  04/30/2000  (2)     9.67      0.31     (0.34)    (0.03)
 Class M  04/30/2000          9.67      0.31     (0.34)    (0.03)
          10/31/1999  (4)    10.42      0.60     (0.54)     0.06
          10/31/1998         10.96      0.62     (0.30)     0.32
          10/31/1997         10.61      0.70      0.44      1.14
          10/31/1996  (5)    10.40      0.05      0.22      0.27
          09/30/1996         10.35      0.66      0.04      0.70
          09/30/1995          9.74      0.69      0.71      1.40
IDEX AEGON Tax Exempt
 Class A  04/30/2000         10.60      0.22      0.06      0.28
          10/31/1999         11.94      0.44     (1.14)    (0.70)
          10/31/1998         11.75      0.48      0.34      0.82
          10/31/1997         11.40      0.53      0.43      0.96
          10/31/1996  (5)    11.36      0.05      0.04      0.09
          09/30/1996         11.34      0.55      0.10      0.65
          09/30/1995         11.10      0.55      0.29      0.84
 Class B  04/30/2000         10.59      0.19      0.06      0.25
          10/31/1999         11.94      0.35     (1.14)    (0.79)
          10/31/1998         11.74      0.41      0.34      0.75
          10/31/1997         11.40      0.44      0.43      0.87
          10/31/1996  (5)    11.36      0.04      0.04      0.08
          09/30/1996         11.34      0.48      0.10      0.58
 Class C  04/30/2000  (2)    10.59      0.19      0.06      0.25
 Class M  04/30/2000         10.59      0.22      0.06      0.28
          10/31/1999  (4)    11.94      0.39     (1.14)    (0.75)
          10/31/1998         11.75      0.45      0.34      0.79
          10/31/1997         11.40      0.50      0.43      0.93
          10/31/1996  (5)    11.36      0.04      0.04      0.08
          09/30/1996         11.34      0.52      0.10      0.62
          09/30/1995         11.10      0.52      0.29      0.81
IDEX GE International Equity
 Class A  04/30/2000        $12.85    $(0.03)    $2.03     $2.00
          10/31/1999         10.77      0.03      2.05      2.08
          10/31/1998  (6)    10.57      0.07      0.20      0.27
          10/31/1997  (8)    10.00      0.07      0.50      0.57
 Class B  04/30/2000         12.70     (0.08)     2.03      1.95
          10/31/1999         10.71     (0.06)     2.05      1.99
          10/31/1998  (6)    10.52       -        0.20      0.20
          10/31/1997  (8)    10.00      0.02      0.50      0.52
 Class C  04/30/2000  (2)    12.70     (0.08)     2.03      1.95
 Class M  04/30/2000         12.73     (0.08)     2.03      1.95
          10/31/1999  (4)    10.72     (0.04)     2.05      2.01
          10/31/1998  (6)    10.53      0.01      0.20      0.21
          10/31/1997  (8)    10.00      0.03      0.50      0.53
IDEX GE U.S. Equity
 Class A  04/30/2000  (1)    10.00       -        0.64      0.64
 Class B  04/30/2000  (1)    10.00     (0.02)     0.64      0.62
 Class C  04/30/2000  (1)    10.00      0.40      0.22      0.62
 Class M  04/30/2000  (1)    10.00     (0.02)     0.64      0.62
IDEX Dean Asset Allocation
 Class A  04/30/2000         11.79      0.35     (0.03)     0.32
          10/31/1999  (6)    13.14      0.27     (0.73)    (0.46)
          10/31/1998         13.19      0.22      0.67      0.89
          10/31/1997         11.19      0.19      2.02      2.21
          10/31/1996  (5)    11.03      0.02      0.14      0.16
          09/30/1996         10.00      0.08      1.03      1.11
 Class B  04/30/2000         11.78      0.31     (0.03)     0.28
          10/31/1999  (6)    13.13      0.19     (0.73)    (0.54)
          10/31/1998         13.18      0.14      0.67      0.81
          10/31/1997         11.18      0.11      2.02      2.13
          10/31/1996  (5)    11.02      0.02      0.14      0.16
          09/30/1996         10.00         -      1.03      1.03
 Class C  04/30/2000  (2)    11.78      0.32     (0.03)     0.29
 Class M  04/30/2000         11.78      0.32     (0.03)     0.29
          10/31/1999(4) (6)  13.13      0.20     (0.73)    (0.53)
          10/31/1998         13.18      0.15      0.67      0.82
          10/31/1997         11.18      0.12      2.02      2.14
          10/31/1996  (5)    11.03      0.01      0.14      0.15
          09/30/1996         10.00      0.02      1.03      1.05
IDEX LKCM Strategic Total Return
 Class A  04/30/2000         17.62      0.16      0.30      0.46
          10/31/1999         16.18      0.20      1.65      1.85
          10/31/1998         15.91      0.21      0.94      1.15
          10/31/1997         13.43      0.20      2.79      2.99
          10/31/1996  (5)    13.27      0.01      0.15      0.16
          09/30/1996         11.74      0.20      1.65      1.85
          09/30/1995  (7)    10.00      0.09      1.75      1.84
 Class B  04/30/2000         17.60      0.11      0.30      0.41
          10/31/1999         16.17      0.09      1.65      1.74
          10/31/1998         15.89      0.11      0.94      1.05
          10/31/1997         13.42      0.10      2.79      2.89
          10/31/1996  (5)    13.27       -        0.15      0.15
          09/30/1996         11.73      0.13      1.65      1.78
 Class C  04/30/2000  (2)    17.60      0.11      0.30      0.41
 Class M  04/30/2000         17.61      0.12      0.30      0.42
          10/31/1999  (4)    16.17      0.11      1.65      1.76
          10/31/1998         15.90      0.12      0.94      1.06
          10/31/1997         13.42      0.12      2.79      2.91
          10/31/1996  (5)    13.27       -        0.15      0.15
          09/30/1996         11.73      0.15      1.65      1.80
          09/30/1995  (7)    10.00      0.03      1.75      1.78
IDEX NWQ Value Equity
 Class A  04/30/2000        $11.28     $0.03     $0.90     $0.93
          10/31/1999  (6)    11.09      0.05      0.41      0.46
          10/31/1998         11.71      0.03     (0.61)    (0.58)
          10/31/1997  (8)    10.00      0.02      1.69      1.71
 Class B  04/30/2000         11.09     (0.02)     0.90      0.88
          10/31/1999  (6)    10.98     (0.03)     0.41      0.38
          10/31/1998         11.67     (0.04)    (0.61)    (0.65)
          10/31/1997  (8)    10.00     (0.02)     1.69      1.67
 Class C  04/30/2000  (2)    11.09     (0.02)     0.90      0.88
 Class M  04/30/2000         11.12     (0.01)     0.90      0.89
          10/31/1999(4) (6)  11.00     (0.02)     0.41      0.39
          10/31/1998         11.67     (0.02)    (0.61)    (0.63)
          10/31/1997  (8)    10.00     (0.02)     1.69      1.67
IDEX C.A.S.E. Growth
 Class A  04/30/2000         12.14     (0.17)    (0.04)    (0.21)
          10/31/1999         10.14      0.06      2.78      2.84
          10/31/1998         12.90      0.03     (1.84)    (1.81)
          10/31/1997  (6)    10.56     (0.01)     2.86      2.85
          10/31/1996  (5)    10.46     (0.07)     0.17      0.10
          09/30/1996 (10)    10.00      0.61     (0.15)     0.46
 Class B  04/30/2000         11.93     (0.20)    (0.04)    (0.24)
          10/31/1999         10.02     (0.03)     2.78      2.75
          10/31/1998         12.85     (0.04)    (1.84)    (1.88)
          10/31/1997  (6)    10.51     (0.07)     2.86      2.79
          10/31/1996  (5)    10.41     (0.07)     0.17      0.10
          09/30/1996 (10)    10.00      0.56     (0.15)     0.41
 Class C  04/30/2000  (2)    11.93     (0.20)    (0.04)    (0.24)
 Class M  04/30/2000         11.96     (0.19)    (0.04)    (0.23)
          10/31/1999  (4)    10.04     (0.02)     2.78      2.76
          10/31/1998         12.86     (0.03)    (1.84)    (1.87)
          10/31/1997  (6)    10.52     (0.06)     2.86      2.80
          10/31/1996  (5)    10.42     (0.07)     0.17      0.10
          09/30/1996 (10)    10.00      0.57     (0.15)     0.42


       Distributions

  Year or           From Net         From Net
  Period            Investment       Realized               Total
  Ended             Income         Capital Gains       Distributions

IDEX JCC Growth
 Class A  04/30/2000     $-           $(8.29)             $(8.29)
  10/31/1999              -            (0.39)              (0.39)
  10/31/1998              -            (3.31)              (3.31)
  10/31/1997              -            (0.47)              (0.47)
  10/31/1996     (5)      -              -                   -
  09/30/1996              -            (5.18)              (5.18)
  09/30/1995              -            (0.07)              (0.07)
 Class B  04/30/2000      -            (8.29)              (8.29)
  10/31/1999              -            (0.39)              (0.39)
  10/31/1998              -            (3.31)              (3.31)
  10/31/1997              -            (0.47)              (0.47)
  10/31/1996     (5)      -              -                   -
  09/30/1996              -            (5.18)              (5.18)
 Class C 04/30/2000  (2)  -            (8.29)              (8.29)
 Class M  04/30/2000      -            (8.29)              (8.29)
  10/31/1999     (4)      -            (0.39)              (0.39)
  10/31/1998              -            (3.31)              (3.31)
  10/31/1997              -            (0.47)              (0.47)
  10/31/1996     (5)      -              -                   -
  09/30/1996              -            (5.18)              (5.18)
  09/30/1995              -            (0.07)              (0.07)
 Class T  04/30/2000      -            (8.29)              (8.29)
  10/31/1999              -            (0.39)              (0.39)
  10/31/1998     (6)    (0.03)         (3.31)              (3.34)
  10/31/1997              -            (0.47)              (0.47)
  10/31/1996     (5)      -              -                   -
  09/30/1996     (9)      -              -                   -

IDEX JCC Global
 Class A  04/30/2000      -            (1.13)              (1.13)
  10/31/1999    (15)      -              -                   -
  10/31/1998     (6)      -            (2.07)              (2.07)
  10/31/1997              -            (2.10)              (2.10)
  10/31/1996     (5)      -              -                   -
  09/30/1996              -            (0.62)              (0.62)
  09/30/1995              -            (0.56)              (0.56)
 Class B  04/30/2000      -            (1.13)              (1.13)
  10/31/1999    (15)      -              -                   -
  10/31/1998     (6)      -            (2.07)              (2.07)
  10/31/1997              -            (2.10)              (2.10)
  10/31/1996     (5)      -              -                   -
  09/30/1996              -            (0.62)              (0.62)
 Class C 04/30/2000  (2)  -            (1.13)              (1.13)
 Class M  04/30/2000      -            (1.13)              (1.13)
  10/31/1999(4) (15)      -              -                   -
  10/31/1998     (6)      -            (2.07)              (2.07)
  10/31/1997              -            (2.10)              (2.10)
  10/31/1996     (5)      -              -                   -
  09/30/1996              -            (0.62)              (0.62)
  09/30/1995              -            (0.56)              (0.56)
IDEX JCC Balanced
 Class A  04/30/2000   $(0.18)        $(0.25)             $(0.43)
  10/31/1999            (0.17)         (0.08)              (0.25)
  10/31/1998            (0.15)         (1.35)              (1.50)
  10/31/1997            (0.20)         (1.75)              (1.95)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.21)         (0.28)              (0.49)
  09/30/1995     (7)    (0.05)           -                 (0.05)
 Class B  04/30/2000    (0.13)         (0.25)              (0.38)
  10/31/1999            (0.06)         (0.08)              (0.14)
  10/31/1998            (0.06)         (1.35)              (1.41)
  10/31/1997            (0.12)         (1.75)              (1.87)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.13)         (0.28)              (0.41)
 Class C 04/30/2000  (2) (0.13)        (0.25)              (0.38)
 Class M  04/30/2000    (0.13)         (0.25)              (0.38)
  10/31/1999     (4)    (0.08)         (0.08)              (0.16)
  10/31/1998            (0.07)         (1.35)              (1.42)
  10/31/1997            (0.13)         (1.75)              (1.88)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.14)         (0.28)              (0.42)
  09/30/1995     (7)    (0.01)           -                 (0.01)
IDEX JCC Capital Appreciation
 Class A  04/30/2000      -            (2.07)              (2.07)
  10/31/1999              -            (1.81)              (1.81)
  10/31/1998              -            (0.45)              (0.45)
  10/31/1997              -            (0.21)              (0.21)
  10/31/1996     (5)      -              -                   -
  09/30/1996     (6)    (0.07)         (0.82)              (0.89)
  09/30/1995     (7)      -              -                   -
 Class B  04/30/2000      -            (2.07)              (2.07)
  10/31/1999              -            (1.81)              (1.81)
  10/31/1998              -            (0.45)              (0.45)
  10/31/1997              -            (0.21)              (0.21)
  10/31/1996     (5)      -              -                   -
  09/30/1996              -            (0.82)              (0.82)
 Class C 04/30/2000  (2)  -            (2.07)              (2.07)
 Class M  04/30/2000      -            (2.07)              (2.07)
  10/31/1999     (4)      -            (1.81)              (1.81)
  10/31/1998              -            (0.45)              (0.45)
  10/31/1997              -            (0.21)              (0.21)
  10/31/1996     (5)      -              -                   -
  09/30/1996     (6)    (0.01)         (0.82)              (0.83)
  09/30/1995     (7)      -              -                   -
IDEX JCC Flexible Income
 Class A  04/30/2000   $(0.29)          $-                $(0.29)
  10/31/1999            (0.54)           -                 (0.54)
  10/31/1998            (0.62)           -                 (0.62)
  10/31/1997            (0.61)           -                 (0.61)
  10/31/1996     (5)    (0.05)           -                 (0.05)
  09/30/1996            (0.58)           -                 (0.58)
  09/30/1995            (0.64)           -                 (0.64)
 Class B  04/30/2000    (0.26)           -                 (0.26)
  10/31/1999            (0.48)           -                 (0.48)
  10/31/1998            (0.56)           -                 (0.56)
  10/31/1997            (0.55)           -                 (0.55)
  10/31/1996     (5)    (0.05)           -                 (0.05)
  09/30/1996            (0.52)           -                 (0.52)
 Class C 04/30/2000 (2) (0.26)           -                 (0.26)
 Class M  04/30/2000    (0.27)           -                 (0.27)
  10/31/1999     (4)    (0.49)           -                 (0.49)
  10/31/1998            (0.57)           -                 (0.57)
  10/31/1997            (0.56)           -                 (0.56)
  10/31/1996     (5)    (0.05)           -                 (0.05)
  09/30/1996            (0.53)           -                 (0.53)
  09/30/1995            (0.59)           -                 (0.59)
IDEX Alger Aggressive Growth
 Class A  04/30/2000      -            (3.00)              (3.00)
  10/31/1999              -            (1.18)              (1.18)
  10/31/1998              -            (0.58)              (0.58)
  10/31/1997              -            (0.67)              (0.67)
  10/31/1996     (5)      -              -                   -
  09/30/1996     (6)      -            (1.02)              (1.02)
  09/30/1995     (7)      -              -                   -
 Class B  04/30/2000      -            (3.00)              (3.00)
  10/31/1999              -            (1.18)              (1.18)
  10/31/1998              -            (0.58)              (0.58)
  10/31/1997              -            (0.67)              (0.67)
  10/31/1996     (5)      -              -                   -
  09/30/1996     (6)      -            (1.02)              (1.02)
 Class C 04/30/2000  (2)  -            (3.00)              (3.00)
 Class M  04/30/2000      -            (3.00)              (3.00)
  10/31/1999     (4)      -            (1.18)              (1.18)
  10/31/1998              -            (0.58)              (0.58)
  10/31/1997              -            (0.67)              (0.67)
  10/31/1996     (5)      -              -                   -
  09/30/1996     (6)      -            (1.02)              (1.02)
  09/30/1995     (7)      -              -                   -
IDEX          T.         Rowe         Price         Dividend          Growth
Class A   04/30/2000    (0.05)           -                 (0.05)
  10/31/1999     (3)    (0.04)           -                 (0.04)
 Class B  04/30/2000    (0.02)           -                 (0.02)
  10/31/1999     (3)      -              -                   -
 Class C 04/30/2000 (2) (0.02)           -                 (0.02)
 Class M  04/30/2000    (0.02)           -                 (0.02)
  10/31/1999     (3)    (0.01)           -                 (0.01)
IDEX T. Rowe Price Small Cap
 Class A  04/30/2000     $-           $(0.28)             $(0.28)
  10/31/1999     (3)      -              -                   -
 Class B  04/30/2000      -            (0.28)              (0.28)
  10/31/1999     (3)      -              -                   -
 Class C 04/30/2000  (2)  -            (0.28)              (0.28)
 Class M  04/30/2000      -            (0.28)              (0.28)
  10/31/1999     (3)      -              -                   -
IDEX          Pilgrim         Baxter         Mid         Cap          Growth
Class A   04/30/2000      -              -                   -
  10/31/1999     (3)      -              -                   -
 Class B  04/30/2000      -              -                   -
  10/31/1999     (3)      -              -                   -
 Class C 04/30/2000 (2)   -              -                   -
 Class M  04/30/2000      -              -                   -
  10/31/1999     (3)      -              -                   -
IDEX                 Pilgrim                Baxter                Technology
Class A 04/30/2000 (1)    -              -                   -
 Class B 04/30/2000 (1)   -              -                   -
 Class C 04/30/2000 (1)   -              -                   -
 Class M 04/30/2000 (1)   -              -                   -
IDEX Goldman Sachs Growth
 Class A 04/30/2000       -            (0.03)              (0.03)
  10/31/1999     (3)      -              -                   -
 Class B  04/30/2000      -            (0.03)              (0.03)
  10/31/1999     (3)      -              -                   -
 Class C 04/30/2000 (2)   -            (0.03)             (0.03)
 Class M  04/30/2000      -            (0.03)              (0.03)
  10/31/1999     (3)      -              -                   -
IDEX Transamerica Equity
 Class A 04/30/2000 (1)   -              -                   -
 Class B04/30/2000 (1)    -              -                   -
 Class C04/30/2000 (1)    -              -                   -
 Class M04/30/2000 (1)    -              -                   -
IDEX                Transamerica                Small                Company
Class A 04/30/2000 (1)    -              -                   -
 Class B 04/30/2000 (1)   -              -                   -
 Class C 04/30/2000 (1)   -              -                   -
 Class M 04/30/2000 (1)   -              -                   -
IDEX Salomon All Cap
 Class A  04/30/2000      -            (0.19)              (0.19)
  10/31/1999     (3)      -              -                   -
 Class B  04/30/2000      -            (0.19)              (0.19)
  10/31/1999     (3)      -              -                   -
 Class C 04/30/2000 (2)   -            (0.19)              (0.19)
 Class M  04/30/2000      -            (0.19)              (0.19)
  10/31/1999     (3)      -              -                   -
IDEX AEGON Income Plus
 Class A    04/30/00   $(0.34)        $(0.06)             $(0.40)
  10/31/1999            (0.67)         (0.20)              (0.87)
  10/31/1998            (0.70)         (0.22)              (0.92)
  10/31/1997            (0.75)         (0.10)              (0.85)
  10/31/1996     (5)    (0.06)           -                 (0.06)
  09/30/1996            (0.71)           -                 (0.71)
  09/30/1995            (0.75)         (0.10)              (0.85)
 Class B    04/30/00    (0.31)         (0.06)              (0.37)
  10/31/1999            (0.60)         (0.20)              (0.80)
  10/31/1998            (0.63)         (0.22)              (0.85)
  10/31/1997            (0.68)         (0.10)              (0.78)
  10/31/1996     (5)    (0.06)           -                 (0.06)
  09/30/1996            (0.64)           -                 (0.64)
 Class C 04/30/2000 (2) (0.31)         (0.06)              (0.37)
 Class M   04/30/00     (0.31)         (0.06)              (0.37)
  10/31/1999     (4)    (0.61)         (0.20)              (0.81)
  10/31/1998            (0.64)         (0.22)              (0.86)
  10/31/1997            (0.69)         (0.10)              (0.79)
  10/31/1996     (5)    (0.06)           -                 (0.06)
  09/30/1996            (0.65)           -                 (0.65)
  09/30/1995            (0.69)         (0.10)              (0.79)
IDEX AEGON Tax Exempt
 Class A    04/30/00    (0.22)         (0.11)              (0.33)
  10/31/1999            (0.44)         (0.20)              (0.64)
  10/31/1998            (0.48)         (0.15)              (0.63)
  10/31/1997            (0.53)         (0.08)              (0.61)
  10/31/1996     (5)    (0.05)           -                 (0.05)
  09/30/1996            (0.56)         (0.07)              (0.63)
  09/30/1995            (0.56)         (0.04)              (0.60)
 Class B    04/30/00    (0.19)         (0.11)              (0.30)
  10/31/1999            (0.36)         (0.20)              (0.56)
  10/31/1998            (0.40)         (0.15)              (0.55)
  10/31/1997            (0.45)         (0.08)              (0.53)
  10/31/1996     (5)    (0.04)           -                 (0.04)
  09/30/1996            (0.49)         (0.07)              (0.56)
 Class C 04/30/2000 (2) (0.19)         (0.11)              (0.30)
 Class M    04/30/00    (0.21)         (0.11)              (0.32)
  10/31/1999     (4)    (0.40)         (0.20)              (0.60)
  10/31/1998            (0.45)         (0.15)              (0.60)
  10/31/1997            (0.50)         (0.08)              (0.58)
  10/31/1996     (5)    (0.04)           -                 (0.04)
  09/30/1996            (0.53)         (0.07)              (0.60)
  09/30/1995            (0.53)         (0.04)              (0.57)
IDEX GE International Equity
 Class A  04/30/2000     $-           $(0.49)             $(0.49)
  10/31/1999              -              -                   -
  10/31/1998     (6)    (0.07)           -                 (0.07)
  10/31/1997     (8)      -              -                   -
 Class B  04/30/2000      -            (0.49)              (0.49)
  10/31/1999              -              -                   -
  10/31/1998     (6)    (0.01)           -                 (0.01)
  10/31/1997     (8)      -              -                   -
 Class C 04/30/2000 (2)   -            (0.49)              (0.49)
 Class M  04/30/2000      -            (0.49)              (0.49)
  10/31/1999     (4)      -              -                   -
  10/31/1998     (6)    (0.02)           -                 (0.02)
  10/31/1997     (8)      -              -                   -
IDEX GE U.S. Equity
 Class A 04/30/2000 (1)   -              -                   -
 Class B 04/30/2000 (1)   -              -                   -
 Class C 04/30/2000 (1)   -              -                   -
 Class M 04/30/2000 (1)   -              -                   -
IDEX Dean Asset Allocation
 Class A  04/30/2000    (0.19)           -                 (0.19)
  10/31/1999     (6)    (0.24)         (0.65)              (0.89)
  10/31/1998            (0.21)         (0.73)              (0.94)
  10/31/1997            (0.17)         (0.04)              (0.21)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.08)           -                 (0.08)
 Class B  04/30/2000    (0.15)           -                 (0.15)
  10/31/1999     (6)    (0.16)         (0.65)              (0.81)
  10/31/1998            (0.13)         (0.73)              (0.86)
  10/31/1997            (0.09)         (0.04)              (0.13)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.01)           -                 (0.01)
 Class C 04/30/2000 (2) (0.16)           -                 (0.16)
 Class M  04/30/2000    (0.16)           -                 (0.16)
  10/31/1999 (4) (6)    (0.17)         (0.65)              (0.82)
  10/31/1998            (0.14)         (0.73)              (0.87)
  10/31/1997            (0.10)         (0.04)              (0.14)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.02)           -                 (0.02)
IDEX            LKCM            Strategic            Total            Return
Class A   04/30/2000    (0.13)         (0.42)              (0.55)
  10/31/1999            (0.20)         (0.21)              (0.41)
  10/31/1998            (0.21)         (0.67)              (0.88)
  10/31/1997            (0.19)         (0.32)              (0.51)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.17)         (0.15)              (0.32)
  09/30/1995     (7)    (0.10)           -                 (0.10)
 Class B  04/30/2000    (0.08)         (0.42)              (0.50)
  10/31/1999            (0.10)         (0.21)              (0.31)
  10/31/1998            (0.10)         (0.67)              (0.77)
  10/31/1997            (0.10)         (0.32)              (0.42)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.09)         (0.15)              (0.24)
 Class C 04/30/2000 (2) (0.08)         (0.42)              (0.50)
 Class M  04/30/2000    (0.09)         (0.42)              (0.51)
  10/31/1999     (4)    (0.11)         (0.21)              (0.32)
  10/31/1998            (0.12)         (0.67)              (0.79)
  10/31/1997            (0.11)         (0.32)              (0.43)
  10/31/1996     (5)      -              -                   -
  09/30/1996            (0.11)         (0.15)              (0.26)
  09/30/1995     (7)    (0.05)           -                 (0.05)
IDEX NWQ Value Equity
 Class A  04/30/2000     $-             $-                  $-
  10/31/1999     (6)      -            (0.27)              (0.27)
  10/31/1998              -            (0.04)              (0.04)
  10/31/1997     (8)      -              -                   -
 Class B  04/30/2000      -              -                   -
  10/31/1999     (6)      -            (0.27)              (0.27)
  10/31/1998              -            (0.04)              (0.04)
  10/31/1997     (8)      -              -                   -
 Class C 04/30/2000 (2)   -              -                   -
 Class M  04/30/2000      -              -                   -
  10/31/1999 (4) (6)      -            (0.27)              (0.27)
  10/31/1998              -            (0.04)              (0.04)
  10/31/1997     (8)      -              -                   -
IDEX C.A.S.E. Growth
 Class A  04/30/2000      -            (0.21)              (0.21)
  10/31/1999              -            (0.84)              (0.84)
  10/31/1998              -            (0.95)              (0.95)
  10/31/1997     (6)    (0.51)           -                 (0.51)
  10/31/1996     (5)      -              -                   -
  09/30/1996    (10)      -              -                   -
 Class B  04/30/2000      -            (0.21)              (0.21)
  10/31/1999              -            (0.84)              (0.84)
  10/31/1998              -            (0.95)              (0.95)
  10/31/1997     (6)    (0.45)           -                 (0.45)
  10/31/1996     (5)      -              -                   -
  09/30/1996    (10)      -              -                   -
 Class C 04/30/2000 (2)   -            (0.21)              (0.21)
 Class M  04/30/2000      -            (0.21)              (0.21)
  10/31/1999     (4)      -            (0.84)              (0.84)
  10/31/1998              -            (0.95)              (0.95)
  10/31/1997     (6)    (0.46)           -                 (0.46)
  10/31/1996     (5)      -              -                   -
  09/30/1996    (10)      -              -                   -


                     Net Asset                        Net Assets,
  Year or               Value,                             End of
  Period                   End          Total              Period
  Ended              of Period    Return (11)             (000's)

IDEX JCC Growth
 Class A  04/30/2000   $48.91          23.72%         $1,885,533
  10/31/1999            46.72        61.00             1,467,595
  10/31/1998            29.35        35.21               817,749
  10/31/1997            25.04        16.40               614,544
  10/31/1996     (5)    21.97        (1.09)              565,032
  09/30/1996            22.21        22.41               567,564
  09/30/1995            22.84        36.70               485,935
 Class B  04/30/2000    47.16        23.40               678,813
  10/31/1999            45.38        60.36               327,926
  10/31/1998            28.63        34.96                40,809
  10/31/1997            24.55        16.11                13,046
  10/31/1996     (5)    21.60        (1.14)                5,242
  09/30/1996            21.85        21.87                 4,536
 Class C 04/30/2000 (2) 47.16        23.40                82,118
 Class M  04/30/2000    47.43        23.45               275,774
  10/31/1999     (4)    45.58        60.45               141,586
  10/31/1998            28.74        35.00                58,265
  10/31/1997            24.62        16.19                14,295
  10/31/1996     (5)    21.65        (1.19)               11,016
  09/30/1996            21.91        22.15                11,167
  09/30/1995            22.64        36.32                 5,593
 Class T  04/30/2000    49.86        23.89             1,411,557
  10/31/1999            47.45        61.34             1,166,965
  10/31/1998     (6)    29.74        35.53               755,770
  10/31/1997            25.31        16.54               603,129
  10/31/1996     (5)    22.17        (1.03)              573,884
  09/30/1996     (9)    22.41         0.81               585,505

IDEX JCC Global
 Class A  04/30/2000    45.05        37.05               761,419
  10/31/1999    (15)    33.80        40.31               487,787
  10/31/1998     (6)    24.09        11.30               296,450
  10/31/1997            23.74        22.72               218,681
  10/31/1996     (5)    21.39        (0.05)              135,837
  09/30/1996            21.40        25.04               131,347
  09/30/1995            17.73        15.47                89,397
 Class B  04/30/2000    43.85        36.83               567,111
  10/31/1999    (15)    32.98        39.62               283,847
  10/31/1998     (6)    23.62        10.93               110,630
  10/31/1997            23.38        22.53                43,951
  10/31/1996     (5)    21.13        (0.05)                5,966
  09/30/1996            21.14        24.70                 5,000
 Class C 04/30/2000 (2) 43.85        36.83                74,095
 Class M  04/30/2000    43.78        36.86               293,230
  10/31/1999(4) (15)    32.91        39.73               155,147
  10/31/1998     (6)    23.56        11.08                63,552
  10/31/1997            23.30        22.72                27,210
  10/31/1996     (5)    21.03        (0.05)                8,624
  09/30/1996            21.04        24.91                 8,081
  09/30/1995            17.46        15.14                 3,567
IDEX JCC Balanced
 Class A  04/30/2000   $20.33           9.54%           $107,311
  10/31/1999            18.96        30.43                67,749
  10/31/1998            14.75        14.69                22,995
  10/31/1997            14.34        22.96                13,414
  10/31/1996     (5)    13.58         0.81                 8,402
  09/30/1996            13.47        22.12                 8,056
  09/30/1995     (7)    11.47        15.27                 3,670
 Class B  04/30/2000    20.32         9.25               167,765
  10/31/1999            18.95        29.64                92,833
  10/31/1998            14.74        13.97                11,916
  10/31/1997            14.33        22.19                 2,583
  10/31/1996     (5)    13.56         0.74                   878
  09/30/1996            13.46        21.38                   687
 Class C 04/30/2000 (2) 20.32         9.25                20,328
 Class M  04/30/2000    20.32         9.30                54,182
  10/31/1999     (4)    18.95        29.76                34,122
  10/31/1998            14.74        14.08                 4,897
  10/31/1997            14.33        22.31                 1,561
  10/31/1996     (5)    13.57         0.81                   967
  09/30/1996            13.46        21.49                   943
  09/30/1995     (7)    11.47        14.77                 3,365
IDEX JCC Capital Appreciation
 Class A  04/30/2000    35.36        20.39               174,298
  10/31/1999            31.09       102.19                74,614
  10/31/1998            16.97         9.87                23,798
  10/31/1997            15.90         4.09                20,605
  10/31/1996     (5)    15.49        (1.59)               19,350
  09/30/1996     (6)    15.75        24.35                18,713
  09/30/1995     (7)    13.54        35.40                 6,241
 Class B  04/30/2000    34.60        20.16               151,902
  10/31/1999            30.51       101.72                36,467
  10/31/1998            16.72         9.35                 3,734
  10/31/1997            15.74         3.56                 2,866
  10/31/1996     (5)    15.42        (1.66)                2,132
  09/30/1996            15.69        23.63                 2,022
 Class C 04/30/2000 (2) 34.60        20.16                34,270
 Class M  04/30/2000    34.71        20.19                45,614
  10/31/1999     (4)    30.60       101.79                10,062
  10/31/1998            16.76         9.43                 1,382
  10/31/1997            15.77         3.64                 1,751
  10/31/1996     (5)    15.43        (1.66)                2,243
  09/30/1996     (6)    15.70        23.81                 2,369
  09/30/1995     (7)    13.49        34.90                 2,565
IDEX JCC Flexible Income
 Class A  04/30/2000    $9.28           1.13%            $13,944
  10/31/1999             9.46         1.70                14,963
  10/31/1998             9.84         7.43                14,970
  10/31/1997             9.75        11.53                15,532
  10/31/1996     (5)     9.33         2.08                17,001
  09/30/1996             9.19         6.73                17,065
  09/30/1995             9.17        11.57                19,786
 Class B  04/30/2000     9.28         0.85                11,662
  10/31/1999             9.46         1.01                 9,006
  10/31/1998             9.83         6.74                 2,387
  10/31/1997             9.75        10.79                   746
  10/31/1996     (5)     9.32         2.04                   522
  09/30/1996             9.18         5.94                   494
 Class C 04/30/2000 (2)  9.28         0.85                 1,727
 Class M  04/30/2000     9.28         0.89                 3,873
  10/31/1999     (4)     9.46         1.11                 3,778
  10/31/1998             9.84         6.84                 2,207
  10/31/1997             9.75        10.91                   928
  10/31/1996     (5)     9.32         2.04                   846
  09/30/1996             9.18         6.03                   883
  09/30/1995             9.17        10.95                   558
IDEX Alger Aggressive Growth
 Class A  04/30/2000    38.46        25.71               162,436
  10/31/1999            33.05        55.49               100,078
  10/31/1998            22.24        22.48                46,413
  10/31/1997            18.77        24.71                31,260
  10/31/1996     (5)    15.70        (0.32)               21,938
  09/30/1996     (6)    15.75        (4.91)               22,078
  09/30/1995     (7)    17.68        76.80                16,747
    Class    B     04/30/2000                     37.63                25.48
106,591
  10/31/1999            32.44        54.88                47,399
  10/31/1998            21.93        22.04                10,564
  10/31/1997            18.58        24.47                 4,880
  10/31/1996     (5)    15.58        (0.32)                1,992
  09/30/1996     (6)    15.63        (5.33)                1,800
 Class C 04/30/2000 (2) 37.63        25.48                10,713
 Class M  04/30/2000    37.76        25.52                36,303
  10/31/1999     (4)    32.53        54.97                18,538
  10/31/1998            21.98        22.11                 5,573
  10/31/1997            18.61        24.50                 3,468
  10/31/1996     (5)    15.60        (0.32)                2,129
  09/30/1996     (6)    15.65        (5.22)                2,250
  09/30/1995     (7)    17.64        76.40                 1,736
IDEX T. Rowe Price Dividend Growth
 Class A  04/30/2000     9.93       (2.19)                 3,269
  10/31/1999     (3)    10.20         2.40                 1,840
 Class B  04/30/2000     9.92       (2.48)                 4,439
  10/31/1999     (3)    10.19         1.96                 2,134
 Class C 04/30/2000 (2)  9.92       (2.48)                 1,027
 Class M  04/30/2000     9.92       (2.43)                 1,228
  10/31/1999     (3)    10.19         2.03                 1,058
IDEX T. Rowe Price Small Cap
 Class A  04/30/2000   $13.77          27.90%             $5,293
  10/31/1999     (3)    11.01        10.13                 1,272
 Class B  04/30/2000    13.69        27.63                 4,545
  10/31/1999     (3)    10.97         9.70                 1,135
 Class C 04/30/2000 (2) 13.69        27.63                   727
 Class M  04/30/2000    13.70        27.67                 1,833
  10/31/1999     (3)    10.98         9.77                   685
IDEX          Pilgrim         Baxter         Mid         Cap          Growth
Class A   04/30/2000    20.08        35.81                25,136
  10/31/1999     (3)    14.80        48.06                 2,571
 Class B  04/30/2000    19.98        35.51                31,192
  10/31/1999        (3) 14.76        47.63                 2,875
 Class C 04/30/2000 (2) 19.98        35.51                 5,301
 Class M  04/30/2000    19.99        35.55                 7,268
  10/31/1999     (3)    14.77        47.70                 1,016
IDEX                 Pilgrim                Baxter                Technology
Class A 04/30/2000 (1)   7.30         (26.95)             16,129
 Class B 04/30/2000 (1)  7.28         (27.17)             19,100
 Class C 04/30/2000 (1)  7.28         (27.17)              6,989
 Class M 04/30/2000 (1)  7.29         (27.13)              6,012
IDEX Goldman Sachs Growth
 Class A  04/30/2000    12.47         9.73                 3,701
  10/31/1999     (3)    11.40        13.97                 1,978
 Class B  04/30/2000    12.38         9.35                 4,908
  10/31/1999     (3)    11.35        13.54                 2,261
 Class C 04/30/2000 (2) 12.38         9.35                   544
 Class M  04/30/2000    12.40         9.41                 1,824
  10/31/1999     (3)    11.36        13.61                   748
IDEX Transamerica Equity
 Class A 04/30/2000 (1) 10.21         2.15                 1,268
 Class B 04/30/2000 (1) 10.19         1.94                   566
 Class C 04/30/2000 (1) 10.19         1.94                   361
 Class M 04/30/2000 (1) 10.20         1.97                   156
IDEX                Transamerica                Small                Company
Class A 04/30/2000 (1)   8.56         (14.41)              1,010
 Class B 04/30/2000 (1)  8.54         (14.62)              1,648
 Class C 04/30/2000 (1)  8.54         (14.62)                568
 Class M 04/30/2000 (1)  8.54         (14.59)                792
IDEX Salomon All Cap
 Class A  04/30/2000    14.34        24.41                 5,494
  10/31/1999     (3)    11.70        17.03                 1,880
 Class B  04/30/2000    14.24        24.02                 5,061
  10/31/1999     (3)    11.66        16.60                 1,571
 Class C 04/30/2000 (2) 14.24        24.02                 1,243
 Class M  04/30/2000    14.26        24.08                 1,696
  10/31/1999     (3)    11.67        16.67                   728
IDEX AEGON Income Plus
 Class A    04/30/00    $9.27          -0.17%            $49,583
  10/31/1999             9.67         1.09                59,082
  10/31/1998            10.43         3.54                63,494
  10/31/1997            10.96        11.86                65,612
  10/31/1996     (5)    10.61         2.53                66,285
  09/30/1996            10.41         7.64                65,252
  09/30/1995            10.36        15.85                68,746
 Class B    04/30/00     9.27       (0.45)                12,577
  10/31/1999             9.67         0.38                12,930
  10/31/1998            10.42         2.87                 5,041
  10/31/1997            10.96        11.10                 1,761
  10/31/1996     (5)    10.61         2.59                   804
  09/30/1996            10.40         6.95                   774
 Class C 04/30/2000 (2)  9.27       (0.45)                   826
 Class M    04/30/00     9.27       (0.41)                 4,516
  10/31/1999     (4)     9.67         0.54                 5,515
  10/31/1998            10.42         2.97                 4,073
  10/31/1997            10.96        11.22                 3,480
  10/31/1996     (5)    10.61         2.59                 2,781
  09/30/1996            10.40         7.05                 2,684
  09/30/1995            10.35        15.08                 1,980
IDEX AEGON Tax Exempt
 Class A    04/30/00    10.55         2.66                16,779
  10/31/1999            10.60        (6.23)               20,996
  10/31/1998            11.94         7.19                22,313
  10/31/1997            11.75         8.68                23,320
  10/31/1996     (5)    11.40         0.76                24,439
  09/30/1996            11.36         5.89                24,708
  09/30/1995            11.34         7.75                27,401
 Class B    04/30/00    10.54         2.38                   997
  10/31/1999            10.59        (6.89)                1,253
  10/31/1998            11.94         6.50                   654
  10/31/1997            11.74         7.93                   377
  10/31/1996     (5)    11.40         0.71                   198
  09/30/1996            11.36         5.21                   189
 Class C 04/30/2000 (2) 10.54         2.38                    96
 Class M    04/30/00    10.55         2.55                 1,741
  10/31/1999     (4)    10.59        (6.56)                2,193
  10/31/1998            11.94         6.92                 1,607
  10/31/1997            11.75         8.39                   921
  10/31/1996     (5)    11.40         0.74                   939
  09/30/1996            11.36         5.63                   907
  09/30/1995            11.34         7.48                   454
IDEX GE International Equity
 Class A  04/30/2000   $14.36          15.66%             $6,446
  10/31/1999            12.85        19.12                 4,902
  10/31/1998     (6)    10.77         2.58                 4,981
  10/31/1997     (8)    10.57         5.70                 3,076
 Class B  04/30/2000    14.16        15.40                 2,571
  10/31/1999            12.70        18.45                 1,527
  10/31/1998     (6)    10.71         1.89                 1,198
  10/31/1997     (8)    10.52         5.20                   589
 Class C 04/30/2000 (2) 14.16        15.40                   278
 Class M  04/30/2000    14.19        15.44                   632
  10/31/1999     (4)    12.73        18.55                   480
  10/31/1998     (6)    10.72         1.99                   397
  10/31/1997     (8)    10.53         5.30                   399
IDEX GE U.S. Equity
 Class A 04/30/2000 (1) 10.64         6.40                   540
 Class B 04/30/2000 (1) 10.62         6.19                   535
 Class C 04/30/2000 (1) 10.62         6.19                   308
 Class M 04/30/2000 (1) 10.62         6.22                   241
IDEX Dean Asset Allocation
 Class A  04/30/2000    11.92           2.74               9,820
  10/31/1999     (6)    11.79          (3.74)             12,377
  10/31/1998            13.14           7.25              15,747
  10/31/1997            13.19          19.84              12,291
  10/31/1996     (5)    11.19           1.45               8,396
  09/30/1996            11.03          11.07               7,401
 Class B  04/30/2000    11.91           2.45               9,004
  10/31/1999     (6)    11.78          (4.36)             12,171
  10/31/1998            13.13           6.56              14,679
  10/31/1997            13.18          19.08               9,747
  10/31/1996     (5)    11.18           1.45               5,013
  09/30/1996            11.02          10.39               4,848
 Class C 04/30/2000 (2) 11.91           2.45                 141
 Class M  04/30/2000    11.91           2.49               3,048
  10/31/1999 (4) (6)    11.78          (4.26)              4,689
  10/31/1998            13.13           6.67               7,342
  10/31/1997            13.18          19.20               5,088
  10/31/1996     (5)    11.18           1.36               4,758
  09/30/1996            11.03          10.50               4,641
IDEX            LKCM            Strategic            Total            Return
Class A   04/30/2000    17.53         2.58                39,648
  10/31/1999            17.62        11.61                37,959
  10/31/1998            16.18         7.43                32,055
  10/31/1997            15.91        22.80                21,629
  10/31/1996     (5)    13.43         1.20                11,744
  09/30/1996            13.27        16.00                11,314
  09/30/1995     (7)    11.74        18.43                 5,167
 Class B  04/30/2000    17.51         2.30                17,857
  10/31/1999            17.60        10.91                15,531
  10/31/1998            16.17         6.74                 9,789
  10/31/1997            15.89        22.03                 4,698
  10/31/1996     (5)    13.42         1.13                 1,684
  09/30/1996            13.27        15.38                 1,537
 Class C 04/30/2000 (2) 17.51         2.30                 1,324
 Class M  04/30/2000    17.52         2.34                 7,725
  10/31/1999     (4)    17.61        11.02                 8,779
  10/31/1998            16.17         6.85                 6,977
  10/31/1997            15.90        22.15                 4,332
  10/31/1996     (5)    13.42         1.13                 1,792
  09/30/1996            13.27        15.49                 1,728
  09/30/1995     (7)    11.73        17.95                   281
IDEX NWQ Value Equity
 Class A  04/30/2000   $12.21           8.22%             $7,591
  10/31/1999     (6)    11.28         4.34                 7,972
  10/31/1998            11.09        (4.96)                8,035
  10/31/1997     (8)    11.71        17.14                 5,305
 Class B  04/30/2000    11.97         7.91                 8,216
  10/31/1999     (6)    11.09         3.68                 7,311
  10/31/1998            10.98        (5.55)                5,020
  10/31/1997     (8)    11.67        16.65                 2,850
 Class C 04/30/2000 (2) 11.97         7.91                   435
 Class M  04/30/2000    12.01         7.99                 2,233
  10/31/1999 (4) (6)    11.12         3.79                 2,204
  10/31/1998            11.00        (5.46)                2,013
  10/31/1997     (8)    11.67        16.73                 1,607
IDEX C.A.S.E. Growth
 Class A  04/30/2000    11.72        (1.85)                4,714
  10/31/1999            12.14        30.07                 4,537
  10/31/1998            10.14       (14.83)                4,284
  10/31/1997     (6)    12.90        28.31                 3,920
  10/31/1996     (5)    10.56         0.96                 1,675
  09/30/1996    (10)    10.46         4.60                 1,455
 Class B  04/30/2000    11.48       (2.13)                 3,975
  10/31/1999            11.93        29.45                 3,868
  10/31/1998            10.02       (15.40)                2,460
  10/31/1997     (6)    12.85        27.62                 2,436
  10/31/1996     (5)    10.51         0.96                 1,159
  09/30/1996    (10)    10.41         4.10                 1,100
 Class C 04/30/2000 (2) 11.48       (2.13)                   310
 Class M  04/30/2000    11.52       (2.08)                 1,149
  10/31/1999     (4)    11.96        29.54                 1,338
  10/31/1998            10.04       (15.31)                  879
  10/31/1997     (6)    12.86        27.73                 2,028
  10/31/1996     (5)    10.52         0.96                   687
  09/30/1996    (10)    10.42         4.20                   613



  Year or           Ratio of Expenses to Average Net Assets (12) (13)
  Period             Excluding                          Including
  Ended                Credits          Gross             Credits

IDEX JCC Growth
 Class A  04/30/2000     1.35%           -                  1.35%
  10/31/1999           1.40           1.43                1.40
  10/31/1998           1.51              -                1.51
  10/31/1997           1.61              -                1.61
  10/31/1996     (5)   1.68              -                1.68
  09/30/1996           1.83              -                1.82
  09/30/1995           1.86              -                1.84
 Class B  04/30/2000   2.00              -                2.00
  10/31/1999           2.05           2.08                2.05
  10/31/1998           2.16              -                2.16
  10/31/1997           2.26              -                2.26
  10/31/1996     (5)   2.32              -                2.32
  09/30/1996           2.46              -                2.45
 Class C 04/30/2000 (2) 2.00             -                2.00
 Class M  04/30/2000   1.90              -                1.90
  10/31/1999     (4)   1.95           1.98                1.95
  10/31/1998           2.06              -                2.06
  10/31/1997           2.16              -                2.16
  10/31/1996     (5)   2.23              -                2.23
  09/30/1996           2.34              -                2.33
  09/30/1995           2.41              -                2.38
 Class T  04/30/2000   1.00              -                1.00
  10/31/1999           1.05           1.08                1.05
  10/31/1998     (6)   1.16              -                1.16
  10/31/1997           1.26              -                1.26
  10/31/1996     (5)   1.33              -                1.33
  09/30/1996     (9)   1.18              -                1.17
IDEX JCC Global
 Class A  04/30/2000   1.61              -                1.61
  10/31/1999    (15)   1.73              -                1.73
  10/31/1998     (6)   1.82              -                1.82
  10/31/1997           1.91              -                1.91
  10/31/1996     (5)   2.08              -                2.07
  09/30/1996           2.09              -                2.06
  09/30/1995           2.10              -                1.97
 Class B  04/30/2000   2.26              -                2.26
  10/31/1999    (15)   2.38              -                2.38
  10/31/1998     (6)   2.47              -                2.47
  10/31/1997           2.56              -                2.56
  10/31/1996     (5)   2.73              -                2.72
  09/30/1996           2.74              -                2.71
 Class C 04/30/2000 (2) 2.26             -                2.26
 Class M  04/30/2000   2.16              -                2.16
  10/31/1999(4) (15)   2.28              -                2.28
  10/31/1998     (6)   2.37              -                2.37
  10/31/1997           2.46              -                2.46
  10/31/1996     (5)   2.63              -                2.62
  09/30/1996           2.64              -                2.61
  09/30/1995           2.65              -                2.52
IDEX JCC Balanced
 Class A  04/30/2000     1.61%           -                  1.61%
  10/31/1999           1.81           1.82                1.81
  10/31/1998           1.85           2.04                1.85
  10/31/1997           1.85           2.88                1.85
  10/31/1996     (5)   1.85           3.44                1.85
  09/30/1996           1.85           3.11                1.85
  09/30/1995     (7)   2.92           4.48                2.85
 Class B  04/30/2000   2.26              -                2.26
  10/31/1999           2.46           2.47                2.46
  10/31/1998           2.50           2.69                2.50
  10/31/1997           2.50           3.53                2.50
  10/31/1996     (5)   2.50           4.09                2.50
  09/30/1996           2.50           3.76                2.50
 Class C 04/30/2000 (2) 2.26             -                2.26
 Class M  04/30/2000   2.16              -                2.16
  10/31/1999     (4)   2.36           2.37                2.36
  10/31/1998           2.40           2.59                2.40
  10/31/1997           2.40           3.43                2.40
  10/31/1996     (5)   2.40           3.99                2.40
  09/30/1996           2.40           3.66                2.40
  09/30/1995     (7)   3.47           5.03                3.40
IDEX JCC Capital Appreciation
 Class A  04/30/2000   1.75              -                1.75
  10/31/1999           1.84           2.02                1.84
  10/31/1998           1.85           2.24                1.85
  10/31/1997           1.85           2.66                1.85
  10/31/1996     (5)   1.85           2.48                1.85
  09/30/1996     (6)   1.85           2.72                1.85
  09/30/1995     (7)   2.90           4.17                2.85
 Class B  04/30/2000   2.40              -                2.40
  10/31/1999           2.49           2.67                2.49
  10/31/1998           2.50           2.89                2.50
  10/31/1997           2.50           3.31                2.50
  10/31/1996     (5)   2.50           3.13                2.50
  09/30/1996           2.50           3.37                2.50
 Class C 04/30/2000 (2) 2.40             -                2.40
 Class M  04/30/2000   2.30              -                2.30
  10/31/1999     (4)   2.39           2.57                2.39
  10/31/1998           2.40           2.79                2.40
  10/31/1997           2.40           3.21                2.40
  10/31/1996     (5)   2.40           3.03                2.40
  09/30/1996     (6)   2.40           3.27                2.40
  09/30/1995     (7)   3.45           4.72                3.40
IDEX JCC Flexible Income
 Class A 04/30/2000      1.82%         1.82%                1.81%
  10/31/1999           1.85           2.00                1.85
  10/31/1998           1.83              -                1.83
  10/31/1997           1.85           2.40                1.85
  10/31/1996     (5)   1.85           2.98                1.85
  09/30/1996           1.85           2.07                1.85
  09/30/1995           1.87           1.94                1.85
 Class B  04/30/2000                  2.47                2.47         2.46
  10/31/1999           2.50           2.65                2.50
  10/31/1998           2.48              -                2.48
  10/31/1997           2.50           3.05                2.50
  10/31/1996     (5)   2.50           3.63                2.50
  09/30/1996           2.50           2.72                2.50
 Class C 04/30/2000 (2) 2.47          2.47                2.46
 Class M  04/30/2000   2.37           2.37                2.36
  10/31/1999     (4)   2.40           2.55                2.40
  10/31/1998           2.38              -                2.38
  10/31/1997           2.40           2.95                2.40
  10/31/1996     (5)   2.40           3.53                2.40
  09/30/1996           2.40           2.62                2.40
  09/30/1995           2.42           2.49                2.40
IDEX Alger Aggressive Growth
 Class A  04/30/2000   1.54              -                1.54
  10/31/1999           1.61           1.90                1.61
  10/31/1998           1.85           2.18                1.85
  10/31/1997           1.85           2.44                1.85
  10/31/1996     (5)   1.85           2.62                1.85
  09/30/1996     (6)   1.85           2.60                1.85
  09/30/1995     (7)   2.85           3.35                2.85
 Class B  04/30/2000   2.19              -                2.19
  10/31/1999           2.26           2.55                2.26
  10/31/1998           2.50           2.83                2.50
  10/31/1997           2.50           3.09                2.50
  10/31/1996     (5)   2.50           3.27                2.50
  09/30/1996     (6)   2.50           3.25                2.50
 Class C 04/30/2000 (2) 2.19             -                2.19
 Class M  04/30/2000   2.09              -                2.09
  10/31/1999     (4)   2.16           2.45                2.16
  10/31/1998           2.40           2.73                2.40
  10/31/1997           2.40           2.99                2.40
  10/31/1996     (5)   2.40           3.17                2.40
  09/30/1996     (6)   2.40           3.15                2.40
  09/30/1995     (7)   3.40           3.91                3.40
IDEX          T.         Rowe         Price         Dividend          Growth
Class A   04/30/2000   1.55           3.07                1.55
  10/31/1999     (3)   1.55           7.57                1.55
 Class B  04/30/2000   2.20           3.72                2.20
  10/31/1999     (3)   2.20           8.22                2.20
 Class C 04/30/2000 (2) 2.20          3.72                2.20
 Class M 04/30/2000    2.10           3.62                2.10
  10/31/1999     (3)   2.10           8.12                2.10
IDEX T. Rowe Price Small Cap
 Class A  04/30/2000     1.55%          2.87%               1.55%
  10/31/1999     (3)   1.55           7.93                1.55
 Class B  04/30/2000   2.20           3.52                2.20
  10/31/1999     (3)   2.20           8.58                2.20
 Class C 04/30/2000 (2) 2.20          3.52                2.20
 Class M  04/30/2000   2.10           3.42                2.10
  10/31/1999     (3)   2.10           8.48                2.10
IDEX          Pilgrim         Baxter         Mid         Cap          Growth
Class A   04/30/2000   1.55           1.95                1.55
  10/31/1999     (3)   1.55           6.95                1.55
 Class B  04/30/2000   2.20           2.60                2.20
  10/31/1999     (3)   2.20           7.60                2.20
 Class C04/30/2000 (2) 2.20           2.60                2.20
 Class M  04/30/2000   2.10           2.50                2.10
  10/31/1999     (3)   2.10           7.50                2.10
IDEX                 Pilgrim                Baxter                Technology
Class A 04/30/2000 (1) 1.75           2.18                1.75
 Class B 04/30/2000 (1) 2.40          2.83                2.40
 Class C 04/30/2000 (1) 2.40          2.83                2.40
 Class M 04/30/2000 (1) 2.30          2.73                2.30
IDEX Goldman Sachs Growth
 Class A  04/30/2000   1.55           2.77                1.55
  10/31/1999     (3)   1.55           7.65                1.54
 Class B  04/30/2000   2.20           3.42                2.20
  10/31/1999     (3)   2.20           8.30                2.19
 Class C 04/30/2000 (2) 2.20          3.42                2.20
 Class M  04/30/2000   2.10           3.32                2.10
  10/31/1999     (3)   2.10           8.20                2.09
IDEX Transamerica Equity
 Class A 04/30/2000 (1) 1.55          5.53                1.55
 Class B 04/30/2000 (1) 2.20          6.18                2.20
 Class C 04/30/2000 (1) 2.20          6.18                2.20
 Class M 04/30/2000 (1) 2.10          6.08                2.10
IDEX                Transamerica                Small                Company
Class A 04/30/2000 (1)   1.55         4.47                1.55
 Class B 04/30/2000 (1)  2.20         5.12                2.20
 Class C 04/30/2000 (1)  2.20         5.12                2.20
 Class M 04/30/2000 (1)  2.10         5.02                2.10
IDEX Salomon All Cap
 Class A  04/30/2000   1.55           2.87                1.55
  10/31/1999     (3)   1.55           8.85                1.54
 Class B  04/30/2000   2.20           3.52                2.20
  10/31/1999     (3)   2.20           9.50                2.19
 Class C 04/30/2000 (2) 2.20          3.52                2.20
 Class M  04/30/2000   2.10           3.42                2.10
  10/31/1999     (3)   2.10           9.40                2.09
IDEX AEGON Income Plus
 Class A    04/30/00     1.35%           -                  1.35%
  10/31/1999           1.38              -                1.38
  10/31/1998           1.24              -                1.24
  10/31/1997           1.27              -                1.27
  10/31/1996     (5)   1.33              -                1.32
  09/30/1996           1.33              -                1.31
  09/30/1995           1.29              -                1.26
 Class B    04/30/00   2.00              -                2.00
  10/31/1999           2.03              -                2.03
  10/31/1998           1.89              -                1.89
  10/31/1997           1.92              -                1.92
  10/31/1996     (5)   1.98              -                1.97
  09/30/1996           1.98              -                1.96
 Class C 04/30/2000 (2) 2.00             -                2.00
 Class M    04/30/00   1.90              -                1.90
  10/31/1999     (4)   1.93              -                1.93
  10/31/1998           1.79              -                1.79
  10/31/1997           1.82              -                1.82
  10/31/1996     (5)   1.88              -                1.87
  09/30/1996           1.88              -                1.86
  09/30/1995           1.84              -                1.81
IDEX AEGON Tax Exempt
 Class A    04/30/00   1.37           1.61                1.35
  10/31/1999           1.35           1.50                1.31
  10/31/1998           1.23           1.27                1.23
  10/31/1997           1.00           1.63                1.00
  10/31/1996     (5)   1.00           1.89                1.00
  09/30/1996           1.00           1.46                1.00
  09/30/1995           1.02           1.35                1.00
 Class B    04/30/00   2.02           2.26                2.00
  10/31/1999           2.00           2.15                1.96
  10/31/1998           1.88           1.92                1.88
  10/31/1997           1.65           2.28                1.65
  10/31/1996     (5)   1.65           2.54                1.65
  09/30/1996           1.65           2.11                1.65
 Class C 04/30/2000 (2) 2.02          2.26                2.00
 Class M    04/30/00   1.62           1.86                1.60
  10/31/1999     (4)   1.60           1.75                1.56
  10/31/1998           1.48           1.52                1.48
  10/31/1997           1.25           1.88                1.25
  10/31/1996     (5)   1.25           2.14                1.25
  09/30/1996           1.25           1.71                1.25
  09/30/1995           1.27           1.60                1.25
IDEX GE International Equity
 Class A  04/30/2000     1.72%          3.55%               1.72%
  10/31/1999           1.90           3.53                1.90
  10/31/1998     (6)   2.03           4.22                2.03
  10/31/1997     (8)   1.70           8.93                1.70
 Class B  04/30/2000   2.37           4.20                2.37
  10/31/1999           2.55           4.18                2.55
  10/31/1998     (6)   2.68           4.87                2.68
  10/31/1997     (8)   2.35           9.58                2.35
 Class C 04/30/2000 (2) 2.37          4.20                2.37
 Class M  04/30/2000   2.27           4.10                2.27
  10/31/1999     (4)   2.45           4.08                2.45
  10/31/1998     (6)   2.58           4.77                2.58
  10/31/1997     (8)   2.25           9.48                2.25
IDEX GE U.S. Equity
 Class A 04/30/2000 (1) 1.55          8.88                1.55
 Class B 04/30/2000 (1) 2.20          9.53                2.20
 Class C 04/30/2000 (1) 2.20          9.53                2.20
 Class M 04/30/2000 (1) 2.10          9.43                2.10
IDEX Dean Asset Allocation
 Class A  04/30/2000   1.55           1.96                1.55
  10/31/1999     (6)   1.66           1.85                1.66
  10/31/1998           1.85           1.87                1.85
  10/31/1997           1.85           2.30                1.85
  10/31/1996     (5)   1.85           2.65                1.85
  09/30/1996           2.85           3.20                2.85
 Class B  04/30/2000   2.20           2.61                2.20
  10/31/1999     (6)   2.31           2.50                2.31
  10/31/1998           2.50           2.52                2.50
  10/31/1997           2.50           2.95                2.50
  10/31/1996     (5)   2.50           3.30                2.50
  09/30/1996           3.50           3.85                3.50
 Class C 04/30/2000 (2) 2.20          2.61                2.20
 Class M  04/30/2000   2.10           2.51                2.10
  10/31/1999 (4) (6)   2.21           2.40                2.21
  10/31/1998           2.40           2.42                2.40
  10/31/1997           2.40           2.85                2.40
  10/31/1996     (5)   2.40           3.20                2.40
  09/30/1996           3.40           3.75                3.40
IDEX            LKCM            Strategic            Total            Return
Class A   04/30/2000   1.55           1.66                1.55
  10/31/1999           1.64           1.79                1.64
  10/31/1998           1.85           1.92                1.85
  10/31/1997           1.85           2.28                1.85
  10/31/1996     (5)   1.85           2.76                1.82
  09/30/1996           1.85           2.79                1.79
  09/30/1995     (7)   2.99           4.57                2.85
 Class B  04/30/2000   2.20           2.31                2.20
  10/31/1999           2.29           2.44                2.29
  10/31/1998           2.50           2.57                2.50
  10/31/1997           2.50           2.93                2.50
  10/31/1996     (5)   2.50           3.40                2.47
  09/30/1996           2.50           3.44                2.44
 Class C 04/30/2000 (2) 2.20          2.31                2.20
 Class M  04/30/2000   2.10           2.21                2.10
  10/31/1999     (4)   2.19           2.34                2.19
  10/31/1998           2.40           2.47                2.40
  10/31/1997           2.40           2.83                2.40
  10/31/1996     (5)   2.40           3.30                2.37
  09/30/1996           2.40           3.34                2.34
  09/30/1995     (7)   3.54           5.12                3.40
IDEX NWQ Value Equity
 Class A  04/30/2000     1.55%          2.32%               1.55%
  10/31/1999     (6)   1.64           2.28                1.64
  10/31/1998           1.85           2.51                1.85
  10/31/1997     (8)   1.50           4.05                1.50
 Class B  04/30/2000   2.20           2.97                2.20
  10/31/1999     (6)   2.29           2.93                2.29
  10/31/1998           2.50           3.16                2.50
  10/31/1997     (8)   2.15           4.70                2.15
 Class C 04/30/2000 (2) 2.20          2.97                2.20
 Class M  04/30/2000   2.10           2.87                2.10
  10/31/1999 (4) (6)   2.19           2.83                2.19
  10/31/1998           2.40           3.06                2.40
  10/31/1997     (8)   2.05           4.60                2.05
IDEX C.A.S.E. Growth
 Class A  04/30/2000   1.55           2.72                1.55
  10/31/1999           1.64           2.87                1.64
  10/31/1998           1.85           2.44                1.85
  10/31/1997     (6)   1.85           4.62                1.85
  10/31/1996     (5)   1.85           6.79                1.84
  09/30/1996    (10)   2.85           5.89                2.85
 Class B  04/30/2000   2.20           3.37                2.20
  10/31/1999           2.29           3.52                2.29
  10/31/1998           2.50           3.09                2.50
  10/31/1997     (6)   2.50           5.27                2.50
  10/31/1996     (5)   2.50           7.44                2.49
  09/30/1996    (10)   3.50           6.54                3.50
 Class C 04/30/2000 (2) 2.20          3.37                2.20
 Class M  04/30/2000   2.10           3.27                2.10
  10/31/1999     (4)   2.19           3.42                2.19
  10/31/1998           2.40           2.99                2.40
  10/31/1997     (6)   2.40           5.17                2.40
  10/31/1996     (5)   2.40           7.34                2.39
  09/30/1996    (10)   3.40           6.44                3.40


                          Net Investment
  Year or                  Income (Loss)                Portfolio
  Period                      to Average                 Turnover
  Ended             Net Assets (12) (13)                Rate (14)

IDEX JCC Growth
 Class A  04/30/2000             (0.54)%                   18.33%
  10/31/1999                   (0.60)                    70.97
  10/31/1998                   (0.55)                    27.19
  10/31/1997                   (0.10)                    91.52
  10/31/1996     (5)           (0.13)                     9.40
  09/30/1996                   (0.22)                    57.80
  09/30/1995                   (0.26)                   123.26
 Class B  04/30/2000           (1.19)                    18.33
  10/31/1999                   (1.25)                    70.97
  10/31/1998                   (1.20)                    27.19
  10/31/1997                   (0.75)                    91.52
  10/31/1996     (5)           (0.78)                     9.40
  09/30/1996                   (0.86)                    57.80
 Class C 04/30/2000 (2)        (1.19)                    18.33
 Class M  04/30/2000           (1.09)                    18.33
  10/31/1999     (4)           (1.15)                    70.97
  10/31/1998                   (1.10)                    27.19
  10/31/1997                   (0.65)                    91.52
  10/31/1996     (5)           (0.68)                     9.40
  09/30/1996                   (0.77)                    57.80
  09/30/1995                   (0.81)                   123.26
 Class T  04/30/2000             0.51                    18.33
  10/31/1999                   (0.25)                    70.97
  10/31/1998     (6)           (0.20)                    27.19
  10/31/1997                   (0.25)                    91.52
  10/31/1996     (5)           (0.20)                     9.40
  09/30/1996     (9)           (0.36)                    57.80

IDEX JCC Global
 Class A  04/30/2000           (0.65)                    27.32
  10/31/1999    (15)           (0.22)                   145.40
  10/31/1998     (6)           (0.45)                    87.68
  10/31/1997                   (0.50)                    91.02
  10/31/1996     (5)           (1.15)                     2.59
  09/30/1996                   (0.67)                    97.94
  09/30/1995                   (0.43)                   161.48
 Class B  04/30/2000           (1.30)                    27.32
  10/31/1999    (15)           (0.87)                   145.40
  10/31/1998     (6)           (1.10)                    87.68
  10/31/1997                   (1.15)                    91.02
  10/31/1996     (5)           (1.80)                     2.59
  09/30/1996                   (1.32)                    97.94
 Class C 04/30/2000 (2)        (1.30)                    27.32
 Class M  04/30/2000           (1.20)                    27.32
  10/31/1999(4) (15)           (0.77)                   145.40
  10/31/1998     (6)           (1.00)                    87.68
  10/31/1997                   (1.05)                    91.02
  10/31/1996     (5)           (1.70)                     2.59
  09/30/1996                   (1.22)                    97.94
  09/30/1995                   (0.98)                   161.48
IDEX JCC Balanced
 Class A  04/30/2000               1.86%                   40.21%
  10/31/1999                     1.28                    59.57
  10/31/1998                     1.12                    61.50
  10/31/1997                     1.29                   127.08
  10/31/1996     (5)             1.84                     9.08
  09/30/1996                     1.87                   175.78
  09/30/1995     (7)             0.56                    82.48
 Class B  04/30/2000             1.21                    40.21
  10/31/1999                     0.63                    59.57
  10/31/1998                     0.47                    61.50
  10/31/1997                     0.64                   127.08
  10/31/1996     (5)             1.18                     9.08
  09/30/1996                     1.22                   175.78
 Class C 04/30/2000     (2)      1.21                    40.21
 Class M  04/30/2000             1.31                    40.21
  10/31/1999     (4)             0.73                    59.57
  10/31/1998                     0.57                    61.50
  10/31/1997                     0.74                   127.08
  10/31/1996     (5)             1.28                     9.08
  09/30/1996                     1.32                   175.78
  09/30/1995     (7)             0.01                    82.48
IDEX JCC Capital Appreciation
 Class A  04/30/2000            (1.33)                  77.52
  10/31/1999                    (1.55)                  93.54
  10/31/1998                    (1.37)                 136.59
  10/31/1997                    (1.27)                 130.48
  10/31/1996     (5)            (1.41)                  10.11
  09/30/1996     (6)            (0.35)                 160.72
  09/30/1995     (7)             0.75                  262.97
 Class B  04/30/2000            (1.98)                  77.52
  10/31/1999                    (2.20)                  93.54
  10/31/1998                    (2.02)                 136.59
  10/31/1997                    (1.92)                 130.48
  10/31/1996     (5)            (2.06)                  10.11
  09/30/1996                    (1.00)                 160.72
 Class C 04/30/2000 (2)         (1.98)                  77.52
 Class M  04/30/2000            (1.88)                  77.52
  10/31/1999     (4)            (2.10)                  93.54
  10/31/1998                    (1.92)                 136.59
  10/31/1997                    (1.82)                 130.48
  10/31/1996     (5)            (1.96)                  10.11
  09/30/1996     (6)            (0.90)                 160.72
  09/30/1995     (7)             0.20                  262.97
IDEX JCC Flexible Income
 Class A  04/30/2000               6.42%                   57.88%
  10/31/1999                     5.72                   100.22
  10/31/1998                     6.22                    90.63
  10/31/1997                     6.41                   135.53
  10/31/1996     (5)             6.15                    16.16
  09/30/1996                     6.46                   135.38
  09/30/1995                     7.03                   149.58
 Class B  04/30/2000             5.77                    57.88
  10/31/1999                     5.07                   100.22
  10/31/1998                     5.57                    90.63
  10/31/1997                     5.76                   135.53
  10/31/1996     (5)             5.50                    16.16
  09/30/1996                     5.81                   135.38
 Class C 04/30/2000 (2)          5.77                    57.88
 Class M  04/30/2000             5.87                    57.88
  10/31/1999     (4)             5.17                   100.22
  10/31/1998                     5.67                    90.63
  10/31/1997                     5.86                   135.53
  10/31/1996     (5)             5.60                    16.16
  09/30/1996                     5.91                   135.38
  09/30/1995                     6.48                   149.58
IDEX Alger Aggressive Growth
 Class A  04/30/2000            (1.17)                   34.82
  10/31/1999                    (1.15)                   96.25
  10/31/1998                    (1.11)                  142.08
  10/31/1997                    (1.07)                  120.96
  10/31/1996     (5)            (1.06)                    9.40
  09/30/1996     (6)            (1.15)                  127.49
  09/30/1995     (7)            (2.39)                   88.28
 Class B  04/30/2000            (1.82)                   34.82
  10/31/1999                    (1.80)                   96.25
  10/31/1998                    (1.76)                  142.08
  10/31/1997                    (1.71)                  120.96
  10/31/1996     (5)            (1.71)                    9.40
  09/30/1996     (6)            (1.80)                  127.49
 Class C 04/30/2000 (2)         (1.82)                   34.82
 Class M  04/30/2000            (1.72)                   34.82
  10/31/1999     (4)            (1.70)                   96.25
  10/31/1998                    (1.66)                  142.08
  10/31/1997                    (1.62)                  120.96
  10/31/1996     (5)            (1.62)                    9.40
  09/30/1996     (6)            (1.70)                  127.49
  09/30/1995     (7)            (2.94)                   88.28
IDEX T. Rowe Price Dividend Growth
 Class A  04/30/2000             0.90                    34.93
  10/31/1999     (3)             1.09                    20.48
 Class B  04/30/2000             0.25                    34.93
  10/31/1999     (3)             0.44                    20.48
 Class C 04/30/2000 (2)          0.25                    34.93
 Class M  04/30/2000             0.35                    34.93
  10/31/1999     (3)             0.54                    20.48
IDEX T. Rowe Price Small Cap
 Class A  04/30/2000             (1.09)%                   26.67%
  10/31/1999     (3)           (1.15)                    42.52
 Class B  04/30/2000           (1.74)                    26.67
  10/31/1999     (3)           (1.80)                    42.52
 Class C 04/30/2000 (2)        (1.74)                    26.67
 Class M  04/30/2000           (1.64)                    26.67
  10/31/1999     (3)           (1.70)                    42.52
IDEX Pilgrim Baxter Mid Cap Growth
 Class A  04/30/2000            (0.80)                   91.87
  10/31/1999     (3)            (0.88)                  150.78
 Class B  04/30/2000            (1.45)                   91.87
  10/31/1999     (3)            (1.53)                  150.78
 Class C 04/30/2000 (2)         (1.45)                   91.87
 Class M  04/30/2000            (1.35)                   91.87
  10/31/1999     (3)            (1.43)                  150.78
IDEX Pilgrim Baxter Technology
 Class A 04/30/2000 (1)        (0.65)                    48.81
 Class B 04/30/2000 (1)        (1.30)                    48.81
 Class C 04/30/2000 (1)        (1.30)                    48.81
 Class M 04/30/2000 (1)        (1.20)                    48.81
IDEX Goldman Sachs Growth
 Class A  04/30/2000           (0.55)                    13.76
  10/31/1999     (3)           (0.55)                    21.91
 Class B  04/30/2000           (1.20)                    13.76
  10/31/1999     (3)           (1.20)                    21.91
 Class C 04/30/2000 (2)        (1.20)                    13.76
 Class M  04/30/2000           (1.10)                    13.76
  10/31/1999     (3)           (1.10)                    21.91
IDEX Transamerica Equity
 Class A 04/30/2000 (1)        (1.01)                     5.82
 Class B 04/30/2000 (1)        (1.66)                     5.82
 Class C 04/30/2000 (1)        (1.66)                     5.82
 Class M 04/30/2000 (1)        (1.56)                     5.82
IDEX Transamerica Small Company
 Class A 04/30/2000 (1)        (1.00)                     2.80
 Class B 04/30/2000 (1)        (1.65)                     2.80
 Class C 04/30/2000 (1)        (1.65)                     2.80
 Class M 04/30/2000 (1)        (1.55)                     2.80
IDEX Salomon All Cap
 Class A  04/30/2000             0.47                    54.11
  10/31/1999     (3)             0.35                    82.70
 Class B  04/30/2000           (0.18)                    54.11
  10/31/1999     (3)           (0.30)                    82.70
 Class C 04/30/2000 (2)        (0.18)                    54.11
 Class M  04/30/2000           (0.08)                    54.11
  10/31/1999     (3)           (0.20)                    82.70
IDEX AEGON Income Plus
 Class A    04/30/00               7.17%                    2.57%
  10/31/1999                     6.41                    26.95
  10/31/1998                     6.38                    53.09
  10/31/1997                     7.14                    62.28
  10/31/1996     (5)             5.60                     1.58
  09/30/1996                     6.89                    65.96
  09/30/1995                     7.53                    25.07
 Class B    04/30/00             6.52                     2.57
  10/31/1999                     5.76                    26.95
  10/31/1998                     5.73                    53.09
  10/31/1997                     6.49                    62.28
  10/31/1996     (5)             4.95                     1.58
  09/30/1996                     6.24                    65.96
 Class C 04/30/2000 (2)          6.52                     2.57
 Class M    04/30/00             6.62                     2.57
  10/31/1999     (4)             5.86                    26.95
  10/31/1998                     5.83                    53.09
  10/31/1997                     6.59                    62.28
  10/31/1996     (5)             5.05                     1.58
  09/30/1996                     6.34                    65.96
  09/30/1995                     6.98                    25.07
IDEX AEGON Tax Exempt
 Class A    04/30/00             4.26                    14.73
  10/31/1999                     3.83                    35.97
  10/31/1998                     4.08                    42.42
  10/31/1997                     4.60                    71.29
  10/31/1996     (5)             4.60                     3.79
  09/30/1996                     4.88                    71.05
  09/30/1995                     4.83                   126.48
 Class B    04/30/00             3.61                    14.73
  10/31/1999                     3.18                    35.97
  10/31/1998                     3.43                    42.42
  10/31/1997                     3.95                    71.29
  10/31/1996     (5)             3.94                     3.79
  09/30/1996                     4.23                    71.05
 Class C 04/30/2000 (2)          3.61                    14.73
 Class M    04/30/00             4.01                    14.73
  10/31/1999     (4)             3.58                    35.97
  10/31/1998                     3.83                    42.42
  10/31/1997                     4.35                    71.29
  10/31/1996     (5)             4.34                     3.79
  09/30/1996                     4.63                    71.05
  09/30/1995                     4.58                   126.48
IDEX GE International Equity
 Class A  04/30/2000             (0.06)%                   91.89%
  10/31/1999                    (0.16)                  71.70
  10/31/1998     (6)            (0.21)                  50.01
  10/31/1997     (8)             0.19                   21.85
 Class B  04/30/2000            (0.71)                  91.89
  10/31/1999                    (0.81)                  71.70
  10/31/1998     (6)            (0.86)                  50.01
  10/31/1997     (8)            (0.45)                  21.85
 Class C 04/30/2000 (2)        (0.71)                    91.89
 Class M  04/30/2000            (0.61)                  91.89
  10/31/1999     (4)            (0.71)                  71.70
  10/31/1998     (6)            (0.76)                  50.01
  10/31/1997     (8)            (0.35)                  21.85
IDEX GE U.S. Equity
 Class A 04/30/2000 (1)           (0.44)                 15.40
 Class B 04/30/2000 (1)           (1.09)                 15.40
 Class C 04/30/2000 (1)           (1.09)                 15.40
 Class M 04/30/2000 (1)           (0.99)                 15.40
IDEX Dean Asset Allocation
 Class A  04/30/2000            2.56                     16.82
  10/31/1999     (6)            2.12                     82.20
  10/31/1998                    1.82                     55.45
  10/31/1997                    1.57                     71.63
  10/31/1996     (5)            1.26                      2.38
  09/30/1996                     0.72                    56.22
 Class B  04/30/2000            1.91                     16.82
  10/31/1999     (6)            1.47                     82.20
  10/31/1998                    1.17                     55.45
  10/31/1997                    0.92                     71.63
  10/31/1996     (5)            0.61                      2.38
  09/30/1996                     0.07                    56.22
 Class C 04/30/2000 (2)         1.91                     16.82
 Class M  04/30/2000            2.01                     16.82
  10/31/1999 (4) (6)            1.57                     82.20
  10/31/1998                    1.27                     55.45
  10/31/1997                    1.02                     71.63
  10/31/1996     (5)            0.71                      2.38
  09/30/1996                    0.17                     56.22
IDEX LKCM Strategic Total Return
 Class A  04/30/2000             1.57                    30.52
  10/31/1999                     1.20                    60.18
  10/31/1998                     1.30                    32.12
  10/31/1997                     1.41                    51.44
  10/31/1996     (5)             1.47                     5.50
  09/30/1996                     1.67                    40.58
  09/30/1995     (7)             0.85                    34.67
 Class B  04/30/2000             0.92                    30.52
  10/31/1999                     0.55                    60.18
  10/31/1998                     0.65                    32.12
  10/31/1997                     0.76                    51.44
  10/31/1996     (5)             0.82                     5.50
  09/30/1996                     1.02                    40.58
 Class C 04/30/2000 (2)          0.92                    30.52
 Class M  04/30/2000             1.02                    30.52
  10/31/1999     (4)             0.65                    60.18
  10/31/1998                     0.75                    32.12
  10/31/1997                     0.86                    51.44
  10/31/1996     (5)             0.92                     5.50
  09/30/1996                     1.12                    40.58
  09/30/1995     (7)             0.30                    34.67
IDEX NWQ Value Equity
 Class A  04/30/2000              0.31%                    29.37%
  10/31/1999     (6)             0.21                    26.29
  10/31/1998                        -                    30.43
  10/31/1997     (8)            0.38                      6.40
 Class B  04/30/2000           (0.34)                    29.37
  10/31/1999     (6)           (0.44)                    26.29
  10/31/1998                   (0.65)                    30.43
  10/31/1997     (8)           (0.28)                     6.40
 Class C 04/30/2000 (2)        (0.34)                    29.37
 Class M  04/30/2000           (0.24)                    29.37
  10/31/1999 (4) (6)           (0.34)                    26.29
  10/31/1998                   (0.55)                    30.43
  10/31/1997     (8)           (0.18)                     6.40
IDEX C.A.S.E. Growth
 Class A  04/30/2000           (0.72)                   121.34
  10/31/1999                   (0.99)                   125.60
  10/31/1998                   (0.73)                   147.01
  10/31/1997     (6)           (0.34)                   183.06
  10/31/1996     (5)            0.27                     20.69
  09/30/1996    (10)           10.00                    654.49
 Class B  04/30/2000           (1.37)                   121.34
  10/31/1999                   (1.64)                   125.60
  10/31/1998                   (1.38)                   147.01
  10/31/1997     (6)           (0.99)                   183.06
  10/31/1996     (5)            0.38                     20.69
  09/30/1996    (10)            9.35                    654.49
 Class C 04/30/2000 (2)        (1.37)                   121.34
 Class M  04/30/2000           (1.27)                   121.34
  10/31/1999     (4)           (1.54)                   125.60
  10/31/1998                   (1.28)                   147.01
  10/31/1997     (6)           (0.89)                   183.06
  10/31/1996     (5)            0.28                     20.69
  09/30/1996    (10)            9.45                    654.49


Notes                 to                 Financial                Highlights
(1)  From commencement of investment operations, March 1, 2000.
 (2) From commencement of investment operations, November 1, 1999.
 (3) From commencement of investment operations,  March 1, 1999.
 (4) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares.

  (5) For the month ended October 31, 1996. On October 1, 1996, each fund changed its fiscal year end from September 30 to October 31.
  (6) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for IDEX Alger Aggressive Growth Classes A, B and M, for the period ended 9/30/96, in the amount of $1.02 and for IDEX JCC Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17. Dividends from net investment income include distributions
in       excess       of       current      net      investment       income
for IDEX GE International Equity Classes A, B and M, for the period ended 10/31/98 in the amount of $0.06, $0.01 and  $0.02,  respectively  and  for IDEX JCC  Capital  Appreciation  Classes
A         and         M,         for         the        period         ended
9/30/96   in  the  amount  of  $0.01  and  for  IDEX  JCC  Growth  Class   T
for   the   period  ended  10/31/98  in  the  amount  of   $0.03   and   for
IDEX            C.A.S.E.            Growth            Classes             A,
B and M, for the period ended 10/31/97 in the amount of $0.08 and for IDEX NWQ Value Equity Classes A, B and M for the period ended
10/31/99          in          the          amount          of          $0.12
and IDEX Dean Asset Allocation Classes A, B and M for the period ended 10/31/99 in the amount of $0.11.
(7)  From commencement of investment operations, December 2, 1994.
(8)   From commencement of investment operations, February 1, 1997.
(9)   From commencement of investment operations, September 20, 1996.
(10)   From commencement of investment operations, February 1, 1996.
(11) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A, Class C or Class T Shares.
   Periods of less than one year are not annualized.
(12)      Ratio    of    expenses    to   average    net    assets    shows:
Excluding Credits (total expenses less fee waivers and reimbursements by the investment adviser). 'Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any). Including Credits (total expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any).
 Net Investment Income (Loss) (net investment income prior to certain reclassifications for Federal income or excise taxes).
(13) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in
 Note 1 of the Notes to the Financial Statements.
(14) Periods of less than one year are not annualized.
(15) Net investment income, the ratio of net investment income to average net assets and the portfolio turnover rate reflect activity relating to a non-recurring initiative to invest in divident producing securities.

See notes to the Financial Highlights at pages 126 and 127.

The notes to the financial statements are an integral part of these statements.


IDEX MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited)
April 30, 2000

NOTE 1.Organization and significant accounting policies:

IDEX Mutual Funds a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of twenty-two series or "funds" (each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX JCC Capital Appreciation, IDEX Salomon All Cap and IDEX Pilgrim Baxter Technology.

On November 1, 1999, the Funds added a new class of shares for sale: Class C shares. On March 1, 2000, four new series were added to IDEX Mutual Funds:
IDEX Pilgrim Baxter Technology, IDEX GE U.S. Equity, IDEX Transamerica Equity and IDEX Transamerica Small Company. Also at that time, IDEX
GE/Scottish  Equitable  International Equity became  IDEX  GE  International
Equity.

Multiple class operations: The Funds currently offer for sale four classes of shares (five classes for IDEX JCC Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act. IDEX JCC Growth Class T is closed to new shareholders.

The following policies were consistently followed by the Funds, in accordance with generally accepted accounting principles ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Security valuations: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services, however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the Fund's Valuation Committee, determine in good faith.

Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date except those of foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

Futures and options contracts: The Funds may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counter-party to meet the contract terms. Premiums received on written options are reflected in other liabilities. Transactions in written call and put options were as follows (amounts in thousands):


                    IDEX Salomon All Cap
                                 Premium                Contracts
Balance at 10/31/99           $    2,137                      900
Sales                             20,454                      700
Closing Buys                    (22,591)                  (1,600)
Expirations                            0                        0
Exercised                              0                        0
Balance at 4/30/00    $           0                             0

Short sales: The Funds may enter into short sales of equity securities. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

Federal taxes: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute all income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

Dividend distributions and expenses: Distributions to shareholders are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. Each Fund bears its own specific expenses as well as a portion of general common expenses.

Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.Fees, earnings credits and related party transactions:

Idex Management, Inc. ("IMI") is the investment adviser for the Funds. InterSecurities, Inc. ("ISI") is the Funds' principal underwriter. Idex Investor Services, Inc. ("IIS") is the Funds' transfer agent. IMI, ISI and IIS are 100% owned by AUSA Holding Company ("AUSA"). AUSA is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

Investment advisory and distribution and service fees: The Funds pay management fees based upon average daily net assets to IMI, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX JCC Growth Class T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. IMI compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc. and Transamerica Investment Management, LLC are affiliates of the Funds and are sub-advisers to certain Funds.

  Management fees paid to IMI for its services and other information for the period ended April 30, 2000 are as follows:

                           Annual Rates         Underwriter Commissions (3)
                                      Expense Limit Class A Class B Class C
                             Management (excluding     12b-1  12b-1   12b-1
                               Fee (1)  12b-1 fees)(2)   Fee    Fee    Fee

IDEX JCC Growth                      0.825%       1.50%   0.35%   1.00% 1.00%
IDEX JCC Global                      1.000%      -none-   0.35%   1.00% 1.00%
IDEX JCC Balanced                    1.000%       1.50%   0.35%   1.00% 1.00%
IDEX JCC Capital Appreciation        1.000%       1.50%   0.35%   1.00% 1.00%
IDEX JCC Flexible Income             0.875%       1.50%   0.35%   1.00% 1.00%
IDEX Alger Aggressive Growth         0.800%       1.20%   0.35%   1.00% 1.00%
IDEX T. Rowe Price Dividend Growth   0.800%       1.20%   0.35%   1.00% 1.00%
IDEX T. Rowe Price Small Cap         0.800%       1.20%   0.35%   1.00% 1.00%
IDEX Pilgrim Baxter Mid Cap Growth   0.800%       1.20%   0.35%   1.00% 1.00%
IDEX Pilgrim Baxter Technology       1.000%       1.40%   0.35%   1.00% 1.00%
IDEX Goldman Sachs Growth            0.800%       1.20%   0.35%   1.00% 1.00%
IDEX Transamerica Equity             0.800%       1.20%   0.35%   1.00% 1.00%
IDEX Transamerica Small Company      0.800%       1.20%   0.35%   1.00% 1.00%
IDEX Salomon All Cap                 0.800%       1.20%   0.35%   1.00% 1.00%
IDEX AEGON Income Plus               0.600%       1.25%   0.35%   1.00% 1.00%
IDEX AEGON Tax Exempt                0.600%       1.00%   0.35%   1.00% 1.00%
IDEX GE International Equity         0.800%       1.20%   0.35%   1.00% 1.00%
IDEX GE U.S. Equity                  0.800%       1.20%   0.35%   1.00% 1.00%
IDEX Dean Asset Allocation           0.800%       1.20%   0.35%   1.00% 1.00%
IDEX LKCM Strategic Total Return     0.800%       1.20%   0.35%   1.00% 1.00%
IDEX NWQ Value Equity                0.800%       1.20%   0.35%   1.00% 1.00%
IDEX C.A.S.E. Growth                 0.800%       1.20%   0.35%   1.00% 1.00%


                                                Underwriter Commissions (3)
                                      Class    Received Retained Contingent
                                      12b-1          by       by      Sales
                                        Fee         ISI      ISI    Charges

IDEX JCC Growth                       0.90% $9,985,762 $8,827,054 $361,906
IDEX JCC Global                       0.90%   6,455,622 5,793,457   121,892
IDEX JCC Balanced                     0.90%   1,644,992 1,462,550   87,456
IDEX JCC Capital Appreciation         0.90%   3,832,947 3,381,189   111,790
IDEX JCC Flexible Income              0.90%      69,428    61,259     6,819
IDEX Alger Aggressive Growth          0.90%   2,145,168 1,872,217   60,990
IDEX T. Rowe Price Dividend Growth    0.90%      74,579    64,794     3,998
IDEX T. Rowe Price Small Cap          0.90%     124,045   108,831       810
IDEX Pilgrim Baxter Mid Cap Growth    0.90%     728,714   639,792     7,862
IDEX Pilgrim Baxter Technology        0.90%     619,288   549,434    14,267
IDEX Goldman Sachs Growth             0.90%     105,009    92,290     2,746
IDEX Transamerica Equity              0.90%       7,543     6,480         0
IDEX Transamerica Small Company       0.90%      44,142    39,548         0
IDEX Salomon All Cap                  0.90%     116,029   100,772     2,281
IDEX AEGON Income Plus                0.90%      63,549    56,280    15,293
IDEX AEGON Tax Exempt                 0.60%      12,412    10,298     1,909
IDEX GE International Equity          0.90%      43,867    37,734     1,311
IDEX GE U.S. Equity                   0.90%      13,281    11,341         0
IDEX Dean Asset Allocation            0.90%      18,680    16,445     6,423
IDEX LKCM Strategic Total Return      0.90%     211,336   179,557    23,830
IDEX NWQ Value Equity                 0.90%      45,679    40,183     5,153
IDEX C.A.S.E. Growth                  0.90%      47,154    40,747     5,022


                                          First   Next
                                           $750   $250         Over
                                        million million   $1 billion



IDEX JCC Growth*                           1.00%  0.90%        0.85%
IDEX JCC Global                            1.00%  0.90%        0.85%
IDEX JCC Balanced*                         1.00%  0.90%        0.85%
IDEX JCC Capital Appreciation*             1.00%  0.90%        0.85%
IDEX JCC Flexible Income**
IDEX Alger Aggressive Growth
IDEX T. Rowe Price Dividend Growth
IDEX T. Rowe Price Small Cap
IDEX Pilgrim Baxter Mid Cap Growth
IDEX Pilgrim Baxter Technology
IDEX Goldman Sachs Growth
IDEX Transamerica Equity
IDEX Transamerica Small Company
IDEX Salomon All Cap
IDEX AEGON Income Plus                     0.60%  0.60%        0.60%
IDEX AEGON Tax Exempt                      0.60%  0.60%        0.60%
IDEX GE International Equity
IDEX GE U.S. Equity
IDEX Dean Asset Allocation
IDEX LKCM Strategic Total Return
IDEX NWQ Value Equity
IDEX C.A.S.E. Growth


                                           First   Next  Over  First   Over
                                           $100    $150  $250  $500   $500
                                         millionmillion million million mil
IDEX JCC Growth*
IDEX JCC Global
IDEX JCC Balanced*
IDEX JCC Capital Appreciation*
IDEX JCC Flexible Income**                 0.90%  0.80% 0.70%
IDEX Alger Aggressive Growth                                   0.80%  0.70%
IDEX T. Rowe Price Dividend Growth                             0.80%  0.70%
IDEX T. Rowe Price Small Cap                                   0.80%  0.70%
IDEX Pilgrim Baxter Mid Cap Growth                             0.80%  0.70%
IDEX Pilgrim Baxter Technology                                 1.00%  0.90%
IDEX Goldman Sachs Growth                                      0.80%  0.70%
IDEX Transamerica Equity                                       0.80%  0.70%
IDEX Transamerica Small Company                                0.80%  0.70%
IDEX Salomon All Cap                                           0.80%  0.70%
IDEX AEGON Income Plus
IDEX AEGON Tax Exempt
IDEX GE International Equity                                   0.80%  0.70%
IDEX GE U.S. Equity                                            0.80%  0.70%
IDEX Dean Asset Allocation                                     0.80%  0.70%
IDEX LKCM Strategic Total Return                               0.80%  0.70%
IDEX NWQ Value Equity                                          0.80%  0.70%
IDEX C.A.S.E. Growth                                           0.80%  0.70%

*  IMI  will  waive  advisory fees through 6-30-2000 as follows:   .025%  of
average daily net assets from $100-$500 million; .075% from $500-$750 million; .025% from $750 million-$1 billion; and .025% over $1 billion.

**  IMI  will  waive advisory fees through 6-30-2000 as follows:   .025%  of
average daily net assets for the first $100 million; .025% from $100-$250 million; and .025% over $250 million.

(2) IDEX GE International Equity's expense limit was 1.45% for the four months ended February 28, 2000, decreasing to 1.20% thereafter.

(3) Underwriter commissions relate only to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B and Class M share redemptions.

Transfer agency fees and expenses: Each Fund incurs IIS annual per-account charges of $15.70 for each open shareholder account, $2.79 for each new account opened, $1.67 for each closed account maintained, and certain out-of-pocket expenses.

Custody earnings credits: State Street Bank and Trust Company ("State Street") is custodian for the Funds. Custody earnings credits represent reductions in State Street's fees in lieu of interest income earned on incidental uninvested cash balances. Such credits have been added back to custody fees to reflect gross expenses of the funds as applicable.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of its sub-adviser for the period ended April 30, 2000 by each of IDEX Alger Aggressive Growth, IDEX Goldman Sachs Growth and IDEX Salomon All Cap totaled $90,118, $6,348 and $24,576, respectively.

   Deferred compensation plan: Each eligible Fund trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such trustees may defer payment of a percentage of their total fees earned as a Fund trustee. These deferred amounts may be invested in any Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At April 30, 2000, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to Trustees is included in Other Liabilities as follows:


IDEX JCC Growth               $328,411  IDEX Transamerica Equity      $   0
IDEX JCC Global                112,218  IDEX Transamerica Small Company   0
IDEX JCC Balanced               21,558  IDEX Salomon All Cap            529
IDEX JCC Capital Appreciation   19,969  IDEX AEGON Income Plus        5,622
IDEX JCC Flexible Income         2,326  IDEX AEGON Tax Exempt         2,016
IDEX Alger Aggressive Growth    20,856  IDEX GE International Equity    791
IDEX T. Rowe Price Dividend Growth 573  IDEX GE U.S. Equity               0
IDEX T. Rowe Price Small Cap       486  IDEX Dean Asset Allocation    2,495
IDEX Pilgrim Baxter MidCap Grwth 1,453       IDEX LKCM Strategic Ttl Retrn
6,151
IDEX Pilgrim Baxter Technology       0  IDEX NWQ Value Equity           666
IDEX Goldman Sachs Growth          700  IDEX C.A.S.E. Growth          1,035
Total                      $527,855

NOTE 3.  Investment transactions:

The cost of securities purchased and proceeds from securities sold (excluding U.S. Government short-term securities and other investments usually held to maturity) for the period ended April 30, 2000 were as follows:


                                            Non-U.S.            Non-U.S.
                                          Government  purchases   Government
sales

IDEX JCC Growth                         $1,210,785,788        $646,265,957
IDEX JCC Global                         645,984,349             340,343,396
IDEX JCC Balanced                       158,005,897              92,274,214
IDEX JCC Capital Appreciation           518,435,583             210,997,988
IDEX JCC Flexible Income                13,658,684               11,849,349
IDEX Alger Aggressive Growth            166,910,116              86,933,338
IDEX T. Rowe Price Dividend Growth      7,174,175                 2,243,646
IDEX T. Rowe Price Small Cap            10,036,937                1,880,686
IDEX Pilgrim Baxter Mid Cap Growth      92,774,306               27,098,905
IDEX Pilgrim Baxter Technology          69,537,194               17,252,183
IDEX Goldman Sachs Growth               6,050,752                 1,028,506
IDEX Transamerica Equity                2,333,341                   108,947
IDEX Transamerica Small Company         4,353,966                    82,125
IDEX Salomon All Cap                    11,372,414                3,836,037
IDEX AEGON Income Plus                  1,851,426                 9,764,316
IDEX AEGON Tax Exempt                   2,944,920                 7,382,178
IDEX GE International Equity            9,388,378                 7,652,067
IDEX GE U.S. Equity                     1,486,498                   162,692
IDEX Dean Asset Allocation              3,098,727                10,746,838
IDEX LKCM Strategic Total Return        16,539,956               17,963,707
IDEX NWQ Value Equity                   4,686,351                 4,619,166
IDEX C.A.S.E. Growth                    13,153,181               12,034,870

                                                U.S.                  U.S.
                                      Government purchasesGovernment sales

IDEX JCC Growth                         $  -                              -$
IDEX JCC Global                         -                                 -
IDEX JCC Balanced                       42,481,694                5,815,055
IDEX JCC Capital Appreciation           -                                 -
IDEX JCC Flexible Income                4,243,223                 3,697,489
IDEX Alger Aggressive Growth            -                                 -
IDEX T. Rowe Price Dividend Growth      86,127                       18,814
IDEX T. Rowe Price Small Cap            -                                 -
IDEX Pilgrim Baxter Mid Cap Growth
IDEX Pilgrim Baxter Technology          -                                 -
IDEX Goldman Sachs Growth               128,877                           -
IDEX Transamerica Equity                -                                 -
IDEX Transamerica Small Company         -                                 -
IDEX Salomon All Cap                    -                                 -
IDEX AEGON Income Plus                  -                           830,000
IDEX AEGON Tax Exempt                   -                                 -
IDEX GE International Equity            -                                 -
IDEX GE U.S. Equity                     20,491                        3,339
IDEX Dean Asset Allocation              834,650                   1,994,997
IDEX LKCM Strategic Total Return        2,887,145                   776,841
IDEX NWQ Value Equity                   -                                 -
IDEX C.A.S.E. Growth                    -                                 -


NOTE 4. Shares of beneficial interest transactions (all amounts in thousands):


                                IDEX JCC Growth

                       Six Months Ended 04/30/00       Year Ended 10/31/99
                          Shares         Amount          Shares      Amount
Proceeds from shares sold
  Class A                 6,315       $309,191          27,876  $1,136,277
  Class B                 6,665        316,859           6,437     255,166
  Class C                 1,783         84,970             -           -
  Class M                 2,555        122,204          18,101     628,319
  Class T                   967         48,295           1,824      72,436

Shares issued  on reinvestment
     of distributions
  Class A                 5,511       $251,201             304     $10,422
  Class B                 1,452         64,245              21         704
  Class C                    26          1,144             -           -
  Class M                   617         27,409              12         418
  Class T                 4,311        199,628             276       9,606

Cost of shares repurchased
  Class A                (4,686)     $(230,513)        (24,632)$(1,005,620)
  Class B                  (950)       (45,221)           (657)    (26,339)
  Class C                   (68)        (3,290)            -           -
  Class M                  (463)       (22,257)        (17,035)   (576,096)
  Class T                (1,561)       (78,371)         (2,921)   (118,655)


                                        IDEX JCC Global
                            Six Months Ended 04/30/00  Year Ended 10/31/99
                           Shares        Amount       Shares          Amount
Proceeds from shares sold
  Class A                 6,281          $280,378       27,700    $820,257
  Class B                 4,582          201,389         4,663     133,208
  Class C                 1,758          78,827            -           -
  Class M                 2,276          99,973          5,826     167,072
  Class T                    N/A        N/A                 N/A         N/A

Shares issued  on reinvestment
     of distributions
  Class A                   384          $15,452           -          $-
   Class  B                   252           9,869                          -
-
  Class C                     2          79                -           -
   Class  M                   132           5,208                          -
-
  Class T                    N/A        N/A                 N/A         N/A

Cost of shares repurchased
  Class A                (4,195)         $(183,791)    (25,574)  $(761,747)
  Class B                  (509)         (21,939)         (739)    (21,243)
  Class C                   (70)         (3,170)           -           -
  Class M                  (424)         (17,210)       (3,810)   (109,732)
  Class T                    N/A        N/A                 N/A         N/A


                                        IDEX JCC Balanced
                         Six Months Ended 04/30/00     Year Ended 10/31/99
                             Shares     Amount          Shares       Amount
Proceeds from shares sold
  Class A                 2,169          $44,304         2,382     $42,864
  Class B                 3,914          79,502          4,512      80,957
  Class C                 1,059          21,711            -           -
  Class M                 1,085          22,051          1,655      29,799

Shares issued  on reinvestment
     of distributions
  Class A                    85          $1,681             34        $591
   Class B                   103          2,062                           18
305
  Class C                     3          56                -           -
  Class M                    37          730                 8         128

Cost of shares repurchased
  Class A                  (549)         $(11,206)        (402)    $(7,174)
  Class B                  (659)         (13,403)         (438)     (7,823)
  Class C                   (61)         (1,243)           -           -
  Class M                  (256)         (5,191)          (194)     (3,463)


                                        IDEX JCC Capital Appreciation
                            Six Months Ended 04/30/00   Year Ended 10/31/99
                             Shares      Amount        Shares       Amount
Proceeds from shares sold
  Class A                 3,233          $137,592        2,997     $69,975
  Class B                 3,398          138,396         1,031      25,835
  Class C                 1,064          43,980            -           -
  Class M                 1,038          42,459            308       7,654

Shares issued  on reinvestment
     of distributions
  Class A                   148          $5,270            137      $2,383
   Class B                    89          3,103                           24
415
  Class C                     6          218               -           -
  Class M                    26          925                 8         138

Cost of shares repurchased
  Class A                  (852)         $(34,958)      (2,136)   $(47,461)
  Class B                  (291)         (11,205)          (83)     (1,988)
  Class C                   (79)         (3,119)           -           -
  Class M                   (79)         (3,141)           (69)     (1,563)

                                        IDEX JCC Flexible Income
                              Six   Months  Ended  04/30/00      Year  Ended
10/31/99
                                      Shares          Amount          Shares
Amount
Proceeds from shares sold
  Class A                   132          $1,262            638      $6,150
   Class B                   776          7,349                        1,076
10,476
   Class  C                   291           2,762                          -
-
   Class M                   136          1,279                          402
3,928

Shares issued  on reinvestment
     of distributions
  Class A                    38          $357               68        $662
  Class B                    27          256                28         270
  Class C                     3          25                -           -
  Class M                    10          99                 15         143

Cost of shares repurchased
  Class A                  (250)         $(2,369)         (646)    $(6,223)
  Class B                  (498)         (4,710)          (395)     (3,804)
  Class C                  (108)         (1,021)           -           -
  Class M                  (128)         (1,211)          (242)     (2,340)


                                        IDEX Alger Aggressive Growth
                           Six Months Ended 04/30/00    Year Ended 10/31/99
                             Shares       Amount         Shares      Amount
Proceeds from shares sold
  Class A                 2,189          $89,952         3,067     $89,148
  Class B                 1,399          57,252          1,087      31,340
  Class C                   301          12,435            -           -
  Class M                   416          17,099            393      11,279

Shares issued  on reinvestment
     of distributions
  Class A                   241          $9,006             98      $2,472
   Class B                   129          4,727                           24
610
  Class C                     1          46                -           -
   Class M                    47          1,745                           13
318

Cost of shares repurchased
  Class A                (1,235)         $(50,356)      (2,224)   $(64,513)
  Class B                  (156)         (6,366)          (132)     (3,751)
  Class C                   (17)         (721)             -           -
  Class M                   (71)         (2,817)           (90)     (2,523)


                                        IDEX T. Rowe Price Dividend Growth
                            Six Months Ended 04/30/00 Period Ended 10/31/99
                                    Shares          Amount            Shares
Amount
Proceeds from shares sold
  Class A                   191          $1,857            188      $1,940
   Class B                   333          3,238                          221
2,294
  Class C                   104          994               -           -
  Class M                    68          669               109       1,133

Shares issued  on reinvestment
     of distributions
  Class A                     1          $11               -            $3
  Class B                     1          5                 -             1
  Class C                   -            1                 -           -
  Class M                   -            2                 -             1


Cost of shares repurchased
   Class A                   (43)         $(415)                         (8)
$(81)
  Class B                   (95)         (927)             (12)       (124)
  Class C                   -            (3)               -           -
  Class M                   (48)         (471)              (5)        (53)


                                        IDEX T. Rowe Small Cap
                            Six Months Ended 04/30/00 Period Ended 10/31/99
                               Shares    Amount           Shares     Amount
Proceeds from shares sold
  Class A                   292          $4,057            126      $1,321
   Class B                   248          3,483                          105
1,106
  Class C                    57          795               -           -
   Class M                    77          1,042                           65
676

Shares issued  on reinvestment
     of distributions
  Class A                     3          $41               -          $-
  Class B                     3          33                -           -
  Class C                   -            1                 -           -
  Class M                     2          20                -           -


Cost of shares repurchased
   Class A                   (27)         $(396)                        (10)
$(111)
  Class B                   (22)         (312)              (2)        (22)
  Class C                    (4)         (55)              -           -
  Class M                    (7)         (99)               (3)        (27)


                                        IDEX Pilgrim Baxter Mid Cap Growth

                          Six Months Ended 04/30/00   Period Ended 10/31/99
                             Shares     Amount         Shares      Amount
Proceeds from shares sold
  Class A                 1,494          $34,603           181      $2,319
  Class B                 1,531          33,738            201       2,612
   Class  C                   307           6,742                          -
-
   Class M                   319          7,040                           72
888

Shares issued  on reinvestment
     of distributions
  Class A                     4          $68               -          $-
  Class B                     5          83                -           -
  Class C                   -            5                 -           -
  Class M                     2          27                -           -

Cost of shares repurchased
  Class A                  (401)         $(9,474)           (7)       $(88)
  Class B                  (145)         (3,049)            (6)        (85)
  Class C                   (37)         (845)             -           -
  Class M                   (21)         (414)              (3)        (35)



   IDEX Pilgrim Baxter Technology

           Period Ended 04/30/00
                           Shares      Amount
Proceeds from shares sold
  Class A                 2,825          $25,032
  Class B                 2,744          22,431
  Class C                 1,011          8,321
  Class M                   834          7,554

Shares issued  on reinvestment
     of distributions
  Class A                   -            $-
  Class B                   -            -
  Class C                   -            -
  Class M                   -            -

Cost of shares repurchased
  Class A                  (617)         $(6,004)
  Class B                  (121)         (874)
  Class C                   (51)         (379)
  Class M                    (9)         (73)


                                       IDEX Goldman Sachs Growth

                       Six Months Ended 04/30/00      Period Ended 10/31/99
                         Shares         Amount         Shares      Amount
Proceeds from shares sold
  Class A                   194          $2,361            181      $1,946
   Class B                   247          2,984                          203
2,194
  Class C                    52          621               -           -
   Class M                    95          1,134                           69
732

Shares issued  on reinvestment
     of distributions
  Class A                   -            $6                -          $-
  Class B                   -            7                 -           -
  Class C                   -            1                 -           -
  Class M                   -            3                 -           -

Cost of shares repurchased
   Class A                   (71)         $(870)                         (7)
$(87)
  Class B                   (50)         (608)              (4)        (46)
  Class C                    (8)         (90)              -           -
  Class M                   (14)         (163)              (3)        (31)


        IDEX Transamerica Equity

           Period Ended 04/30/00
                             Shares   Amount
Proceeds from shares sold
          Class        A                          133                 $1,365
Class B                      58          596
  Class C                    36          366
  Class M                    15          153

Shares issued  on reinvestment
     of distributions
  Class A                   -            $-
  Class B                   -            -
  Class C                   -            -
  Class M                   -            -

Cost of shares repurchased
  Class A                    (9)         $(97)
  Class B                    (2)         (20)
  Class C                    (1)         (1)
  Class M                   -            -


   IDEX Transamerica Small Company

 Period Ended 04/30/00
                            Shares    Amount
Proceeds from shares sold
          Class        A                          118                 $1,131
Class B                     198          1,804
  Class C                    67          647
  Class M                    93          879

Shares issued  on reinvestment
     of distributions
  Class A                   -            $-
  Class B                   -            -
  Class C                   -            -
  Class M                   -            -

Cost of shares repurchased
  Class A                   -            $(3)
  Class B                    (5)         (44)
  Class C                   -            (1)
  Class M                   -            -

                                        IDEX Salomon All Cap
                         Six Months Ended 04/30/00   Period Ended 10/31/99
                            Shares      Amount        Shares       Amount
Proceeds from shares sold
  Class A                   258          $3,472            164      $1,895
   Class B                   281          3,708                          148
1,707
   Class  C                    88           1,182                          -
-
  Class M                    67          881                63         713

Shares issued  on reinvestment
     of distributions
  Class A                     3          $33               -          $-
  Class B                     2          28                -           -
  Class C                   -            2                 -           -
  Class M                     1          12                -           -

Cost of shares repurchased
   Class A                   (39)         $(491)                         (3)
$(43)
  Class B                   (63)         (830)             (13)       (156)
  Class C                    (1)         (10)              -           -
  Class M                   (11)         (127)              (1)        (13)


                                        IDEX AEGON Income Plus
                        Six Months Ended 04/30/00    Year Ended 10/31/99
                           Shares      Amount           Shares     Amount
Proceeds from shares sold
  Class A                   602          $5,723          2,123     $21,588
   Class B                   393          3,745                        1,194
12,105
  Class C                    92          874               -           -
  Class M                   100          956             9,542      95,731

Shares issued  on reinvestment
     of distributions
  Class A                   190          $1,811            425      $4,292
  Class B                    44          417                57         569
  Class C                     1          6                 -           -
  Class M                    17          161                42         420

Cost of shares repurchased
  Class A                (1,555)         $(14,789)      (2,527)   $(25,451)
  Class B                  (418)         (3,967)          (397)     (3,992)
  Class C                    (4)         (36)              -           -
  Class M                  (201)         (1,905)        (9,404)    (94,166)


                                        IDEX AEGON Tax Exempt
                            Six Months Ended 04/30/00   Year Ended 10/31/99
                              Shares    Amount            Shares     Amount
Proceeds from shares sold
  Class A                    30          $317              560      $6,410
  Class B                    21          218               102       1,163
  Class C                    10          110               -           -
  Class M                     4          38                125       1,455

Shares issued  on reinvestment
     of distributions
  Class A                    37          $396               71        $816
  Class B                     3          30                  3          38
  Class C                     1          2                 -           -
  Class M                     5          56                  8          94

Cost of shares repurchased
  Class A                  (457)         $(4,834)         (519)    $(5,947)
  Class B                   (47)         (492)             (41)       (465)
  Class C                    (2)         (15)              -           -
  Class M                   (51)         (531)             (61)       (696)


                                        IDEX GE International Equity
                          Six Months Ended 04/30/00     Year Ended 10/31/99
                               Shares   Amount           Shares    Amount
Proceeds from shares sold
  Class A                    92          $1,348            181      $2,169
   Class B                    77          1,113                           44
530
  Class C                    22          317               -           -
  Class M                    11          158                19         229

Shares issued  on reinvestment
     of distributions
  Class A                    14          $183              -          $-
  Class B                     5          61                -           -
  Class C                   -            -                 -           -
  Class M                     1          18                -           -

Cost of shares repurchased
   Class A                   (38)         $(551)                       (262)
$(3,181)
  Class B                   (20)         (290)             (36)       (431)
  Class C                    (2)         (29)              -           -
  Class M                    (5)         (78)              (18)       (215)



          IDEX GE U.S. Equity

 Period Ended 04/30/00
                               Shares   Amount
Proceeds from shares sold
  Class A                    52          $544
  Class B                    62         651
  Class C                    29         304
 Class M                     23         235
Shares issued  on reinvestment
     of distributions
  Class A                     -          $-
  Class B                     -          -
  Class C                   -            -
  Class M                     -          -
Cost of shares repurchased
  Class A                    (1)         $(15)
  Class B                   (12)         (130)
  Class C                      -         (4)
  Class M                      -        -


                                        IDEX Dean Asset Allocation
                          Six Months Ended 04/30/00     Year Ended 10/31/99
                            Shares       Amount          Shares      Amount
Proceeds from shares sold
  Class A                   113          $1,311            295      $3,687
  Class B                    45          508               248       3,138
  Class C                    13          148               -           -
  Class M                    14          164               131       1,654

Shares issued  on reinvestment
     of distributions
  Class A                    16          $178               83      $1,022
  Class B                    12          140                74         914
  Class C                   -            -                 -           -
  Class M                     5          51                 35         435

Cost of shares repurchased
  Class A                  (355)         $(4,071)         (527)    $(6,547)
  Class B                  (334)         (3,833)          (407)     (5,065)
  Class C                    (1)         (10)              -           -
  Class M                  (161)         (1,851)          (327)     (4,088)


                                        IDEX LKCM Strategic Total Return

                          Six Months Ended 04/30/00     Year Ended 10/31/99
                            Shares       Amount           Shares    Amount
Proceeds from shares sold
  Class A                   388          $6,807            650     $11,161
   Class B                   280          4,912                          437
7,519
   Class  C                    77           1,346                          -
-
   Class M                    60          1,047                          247
4,227

Shares issued  on reinvestment
     of distributions
  Class A                    66          $1,165             50        $824
  Class B                    25          446                12         202
  Class C                   -            3                 -           -
  Class M                    13          238                 9         140

Cost of shares repurchased
  Class A                  (347)         $(6,091)         (526)    $(9,032)
  Class B                  (167)         (2,951)          (173)     (2,963)
  Class C                    (1)         (21)              -           -
  Class M                  (131)         (2,305)          (188)     (3,229)



                                        IDEX NWQ Value Equity

                          Six Months Ended 04/30/00     Year Ended 10/31/99

                             Shares     Amount           Shares      Amount
Proceeds                  from                  shares                  sold
Class  A                     135          $1,545            358       $4,103
Class  B                     222          2,539                          453
5,390                     Class C          37   414                        -
-                         Class M         48  543                        130
1,535

Shares                 issued                 on                reinvestment
of                                                             distributions
Class  A                     -            $1                 18         $188
Class  B                     -            1                  12          119
Class  C                     -             -                  -            -
Class M                     -            -                   4          44

Cost                  of                  shares                 repurchased
Class  A                    (214)         $(2,424)         (393)    $(4,503)
Class  B                    (187)         (2,085)          (263)     (2,934)
Class  C                      -            (1)                -            -
Class M                     (58)         (656)            (119)     (1,338)


                                        IDEX C.A.S.E. Growth
                          Six Months Ended 04/30/00   Year Ended 10/31/99
                             Shares    Amount          Shares      Amount
Proceeds from shares sold
  Class A                   117          $1,471            156      $1,798
   Class B                   146          1,774                          164
1,916
  Class C                    28          335               -           -
  Class M                    20          248                57         673

Shares issued  on reinvestment
     of distributions
  Class A                     6          $81                35        $340
  Class B                     5          66                 20         200
  Class C                   -            -                 -           -
  Class M                     2          23                  7          63

Cost of shares repurchased
  Class A                   (95)         $(1,183)         (240)    $(2,698)
  Class B                  (129)         (1,563)          (106)     (1,208)
  Class C                    (1)         (8)               -           -
  Class M                   (34)         (417)             (40)       (441)



The following schedule reflects the number of shareholder accounts, each owning 5% or more of a fund class and the total percentage of the class held by such shareholders.

                         Fund     Shareholder Accounts      % of Class Held

IDEX JCC Growth  Class T                         1          24.6 %
IDEX JCC Flexible Income  Class C                3          25.7
IDEX T. Rowe Price Dividend Growth Class A       1          5.1
IDEX T. Rowe Price Dividend Growth Class C       4          35.5
IDEX T. Rowe Price Dividend Growth Class M       2          19.4
IDEX T. Rowe Price Small Cap  Class A            2          14.5
IDEX T. Rowe Price Small Cap  Class B            1          10.3
IDEX T. Rowe Price Small Cap  Class C            3          17.0
IDEX T. Rowe Price Small Cap  Class M            3          38.1
IDEX Pilgrim Baxter Mid Cap Growth C             1          5.0
IDEX Pilgrim Baxter Technology  Class C          1          8.0
IDEX Pilgrim Baxter Technology  Class M          1          5.6
IDEX Goldman Sachs Growth  Class A               1          5.6
IDEX Goldman Sachs Growth  Class C               6          46.9
IDEX Goldman Sachs Growth  Class M               3          22.8
IDEX Transamerica Equity  Class A                4          63.8
IDEX Transamerica Equity  Class B                2          39.3
IDEX Transamerica Equity  Class C                6          68.8
IDEX Transamerica Equity  Class M                2          90.0
IDEX Transamerica Small Company  Class A         1          10.6
IDEX Transamerica Small Company Class B          2          11.9
IDEX Transamerica Small Company Class C          4          41.9
IDEX Transamerica Small Company Class M          2          18.9
IDEX Salomon All Cap  Class C                    3          24.1
IDEX Salomon All Cap  Class M                    6          52.1
IDEX AEGON Income Plus Class A                   2          19.6
IDEX AEGON Income Plus Class C                   4          56.4
IDEX AEGON Income Plus Class M                   1          12.5
IDEX AEGON Tax Exempt  Class B                   5          32.8
IDEX AEGON Tax Exempt   Class C                  4          93.5
IDEX AEGON Tax Exempt  Class M                   4          45.4
IDEX GE International Equity  Class A            2          28.7
IDEX GE International Equity  Class C            7          59.1
IDEX GE International Equity  Class M            3          42.3
IDEX GE U.S. Equity  Class A                     4          42.3
IDEX GE U.S. Equity  Class B                     3          36.5
IDEX GE U.S. Equity  Class C                     5          72.4
IDEX GE U.S. Equity  Class M                     3          82.1
IDEX Dean Asset Allocation Class A               1          6.5
IDEX Dean Asset Allocation Class C               6          74.9
IDEX Strategic Total Return Class C              1          9.3
IDEX NWQ Value Equity  Class A                   1          7.5
IDEX NWQ Value Equity  Class C                   5          52.2
IDEX NWQ Value Equity  Class M                   1          9.7
IDEX C.A.S.E. Growth  Class A                    1          12.4
IDEX C.A.S.E. Growth  Class C                    6          49.0
IDEX C.A.S.E. Growth  Class M                    3          16.3

 NOTE 5.Information for Federal income tax purposes:


At April 30, 2000:                                               Unrealized
                                        Cost of             appreciation of
                                        securities              investments

IDEX JCC Growth                          2,444,389,967       1,965,715,648
IDEX JCC Global                          1,152,826,732         566,863,310
IDEX JCC Balanced                          321,063,163          35,650,533
IDEX JCC Capital Appreciation              416,898,881          61,364,880
IDEX JCC Flexible Income                    30,833,875             246,912
IDEX Alger Aggressive Growth               237,674,548          93,043,028
IDEX T. Rowe Price Dividend Growth           9,642,633             605,120
IDEX T. Rowe Price Small Cap                11,995,402           1,821,085
IDEX Pilgrim Baxter Mid Cap Growth          74,820,493           4,641,744
IDEX Pilgrim Baxter Technology              50,973,425           1,719,578
IDEX Goldman Sachs Growth                   10,731,909           1,208,152
IDEX Transamerica Equity                     2,441,377             114,357
IDEX Transamerica Small Company              4,731,190             154,216
IDEX Salomon All Cap                        13,478,880           1,178,355
IDEX AEGON Income Plus                      72,799,240             101,616
IDEX AEGON Tax Exempt                       19,976,643              72,016
IDEX GE International Equity                 9,735,106             943,239
IDEX GE U.S.Equity                           1,496,413              65,279
IDEX Dean Asset Allocation                  21,717,959           2,040,185
IDEX LKCM Strategic Total Return            58,612,107          10,231,903
IDEX NWQ Value Equity                       16,949,815           3,420,045
IDEX C.A.S.E. Growth                        10,801,889           1,423,756

                                             Unrealized      Net unrealized
                                        Depreciation of        appreciation
                                            Investments      (depreciation)

IDEX JCC Growth                            (55,746,609)      1,909,969,039
IDEX JCC Global                            (51,229,131)        515,634,179
IDEX JCC Balanced                           (6,709,011)         28,941,522
IDEX JCC Capital Appreciation              (69,548,773)         (8,183,893)
IDEX JCC Flexible Income                      (967,955)           (721,043)
IDEX Alger Aggressive Growth               (13,939,968)         79,103,060
IDEX T. Rowe Price Dividend Growth            (329,980)            275,140
IDEX T. Rowe Price Small Cap                (1,242,610)            578,475
IDEX Pilgrim Baxter Mid Cap Growth         (11,372,635)         (6,730,891)
IDEX Pilgrim Baxter Technology              (6,221,120)         (4,501,542)
IDEX Goldman Sachs Growth                     (505,039)            703,113
IDEX Transamerica Equity                      (153,170)            (38,813)
IDEX Transamerica Small Company               (585,401)           (431,185)
IDEX Salomon All Cap                          (591,872)            586,483
IDEX AEGON Income Plus                      (6,588,872)         (6,487,256)
IDEX AEGON Tax Exempt                         (823,315)           (751,299)
IDEX GE International Equity                  (673,311)            269,928
IDEX GE U.S.Equity                             (34,570)             30,709
IDEX Dean Asset Allocation                  (1,874,251)            165,934
IDEX LKCM Strategic Total Return            (2,401,904)          7,829,999
IDEX NWQ Value Equity                       (1,370,223)          2,049,822
IDEX C.A.S.E. Growth                        (1,991,101)           (567,345)

Realized net capital gains available for distribution were paid to shareholders in December 1999. Capital loss carryforwards utilized during the fiscal period ended October 31, 1999 for IDEX GE International Equity and IDEX JCC Global were $314,431 and $4,732,928, respectively.

As of October 31, 1999, the following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX T. Rowe Price Dividend Growth        $      32,171    October 31, 2007

IDEX Dean Asset Allocation                      308,887    October 31, 2007

IDEX JCC Flexible Income                        188,609    October 31, 2002
                                                288,062    October 31, 2007

IDEX NWQ Value Equity                           166,812    October 31, 2007


These Funds will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.


IDEX MUTUAL FUNDS
TO THE SHAREHOLDERS OF IDEX GE INTERNATIONAL EQUITY

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Report to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Management, Inc. solicited a vote by the shareholders for:


Proposal 1:    Approval of a new Investment Advisory Agreement between IDEX
               Management, Inc. and IDEX Mutual Funds on behalf of IDEX GE
               International Equity.

Proposal 2:    Approval of a new Sub-Advisory Agreement between IDEX
               Management, Inc. and GE Asset Management Incorporated on beh alf of IDEX GE International Equity.




                      FOR        AGAINST        ABSTAIN

Proposal 1          96.5%           1.3%           2.2%

Proposal 2          97.1%           0.7%           2.2%



IDEX Mutual Funds

TRUSTEES
Peter R. Brown
Treasure Island, Florida
Retired; former Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Retired; former President and Chief Executive Officer, Templeton Funds Management, Inc.

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

Patrick S. Baird
Cedar Rapids, Iowa
President of the Fund;
Senior Vice President, Chief Financial Officer of AEGON USA

John R. Kenney
St. Petersburg, Florida
Chairman of the Board and Chief Executive Officer of the Fund;
Chairman of the Board of
Western Reserve Life Assurance Co. of Ohio

Julian A. Lerner, Trustee Emeritus
Dallas, Texas
Retired; former Investment Consultant
and Senior Vice President,
AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing,
Martin Marietta Corporation

CORPORATE ADDRESS
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

OFFICERS
John R. Kenney
Chairman of the Board and Chief Executive Officer

Patrick S. Baird
President

David J. Bullock
Executive Vice President

Thomas R. Moriarty
Senior Vice President, Treasurer and
Principal Financial Officer

John K. Carter
Vice President,
Counsel and Secretary

Christopher G. Roetzer
Vice President, Assistant Treasurer and
Principal Accounting Officer

INVESTMENT ADVISER
IDEX Management, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

SUB-ADVISERS
AEGON USA Investment
Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-0002

C.A.S.E. Management, Inc.
5355 Town Center Road, Suite 701
Boca Raton, Florida 33486-1081

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423-2480

Fred Alger Management, Inc.
1 World Trade Center, Suite 9333
New York, New York 10048-9301

GE Asset Management Incorporated
3003 Summer Street
Stamford, Connecticut 06905-4316

Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004-1950

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

NWQ Investment Management
Company, Inc.
2049 Century Park East, 4th Floor
Los Angeles, California 90067-3214

Pilgrim Baxter & Associates, Ltd.
825 Duportail Road
Wayne, Pennsylvania 19087-5593

Salomon Brothers Asset
Management Inc
7 World Trade Center
New York, New York 10048-4600

Transamerica Investment Management, LLC
1150 South Olive Street, Suite 2700
Los Angeles, CA 90015

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202-1090

SEND YOUR
CORRESPONDENCE TO:
IDEX Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  33758-9015

CUSTOMER SERVICE
(888) 233-IDEX (4339)
    toll free call
Hours:    8 a.m. to 7 p.m. Monday - Friday,
     Eastern Standard Time

IDEX WEBSITE
www.idexfunds.com


DISTRIBUTOR
InterSecurities, Inc.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 N. Ashley Drive, Suite 2800
Tampa, Florida 33602-4319